UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

1.20% 282.80 2.17 44.45 -2.55
245.3 9.33% 256.36 2.78 83.68 +80.25
82.5 6.35% 375.69 9.56 56.39 +74.36
61.4 4.25% 248.36 4.58 24.35 -45.23
3.35 5.36% 896.33 3.54 65.36 -95.36
6.35 8.35% 896.33 7.63 32.23 +5.33
132.1 1.20% 282.80 2.17 44.45
9.33%

Ohio National Fund, Inc.

SEMIANNUAL REPORT JUNE 30, 2017

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	3

The following pages contain Performance, Comments from Adviser/Sub-Adviser, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments (Unaudited) for each of the Fund’s Portfolios:

Equity Portfolio	4

Bond Portfolio	7

Omni Portfolio	12

Capital Appreciation Portfolio	19

ON International Equity Portfolio (formerly the International Portfolio)	23

ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio)	29

Aggressive Growth Portfolio	36

Small Cap Growth Portfolio	39

Mid Cap Opportunity Portfolio	44

S&P 500® Index Portfolio	47

Strategic Value Portfolio	55

High Income Bond Portfolio	58

ClearBridge Small Cap Portfolio	69

Nasdaq-100® Index Portfolio	73

Bristol Portfolio	77

Bryton Growth Portfolio	80

Balanced Portfolio	83

S&P MidCap 400® Index Portfolio	90

Bristol Growth Portfolio	97

Risk Managed Balanced Portfolio	100

ON Conservative Model Portfolio	114

ON Moderately Conservative Model Portfolio	117

ON Balanced Model Portfolio	120

ON Moderate Growth Model Portfolio	123

ON Growth Model Portfolio	126

Statements of Assets and Liabilities (Unaudited)	129

Statements of Operations (Unaudited)	132

Statements of Changes in Net Assets (Unaudited)	135

Financial Highlights (Unaudited)	141

Notes to Financial Statements (Unaudited)	147

Additional Information (Unaudited)	167

Information About Directors and Officers (Unaudited)	174

President’s Message

Dear Investor:

The first half of 2017 has proven to be one of the best for investors since 2013. Consider the following:

•	Equities have risen in six months to generate returns that took almost twelve months to earn in 2016.

•	Bonds have performed favorably, contributing both capital appreciation from lower rates and coupon return.

•

The VIX® Index®, a measure of equity volatility considered by analysts to be a gauge of investor fear, is trading at its lowest level in a decade. This low level is causing concern among analysts about investor complacency.

•	A U.S. balanced fund composite (60 percent Dow Jones U.S. Total Stock Market Index and 40 percent Bloomberg Barclays U.S. Aggregate Bond Index) returned 6.4 percent in the first six months of 2017.

While we do not expect returns to continue at such a lofty pace, we remain cautiously optimistic. Fundamentals are solid, with moderately rising economic activity, a strengthening labor market and expansion in both household spending and business fixed investment. Additionally, corporate profits were very strong in Q2 2017, with 73 percent of filings meeting or beating expectations. Meanwhile, inflation remains muted. Globally, the economy is also on track for strengthening.

One of the more visible threats to stability is the political landscape in the U.S. and around the world. Economically,

a primary threat is the ability of the central banks to engineer a soft landing from quantitative easing strategies employed across the globe.

On this last point, rapid growth in asset values has led to much speculation about the role that liquidity injected by central banks around the world has played in boosting asset prices, and how these asset prices might adjust if central banks begin to retract their easy money policies. In the U.S., the Federal Reserve has scaled back its new bond purchase policy, restricting it to just reinvestment of principal. Furthermore, it is evaluating a strategy for unwinding its balance sheet. While such adjustments and their impact on the markets are difficult to judge, we believe portfolio diversification should serve investors well when corrections vary between markets and asset types.

Equity Markets

Large caps fared the best among broad-based indices in the U.S., with mid caps and small caps producing much more modest returns. However, it has been a breakout year for international developed market stocks and emerging markets. This is a turnaround from last year, when these international markets lagged. Strong local currency returns in foreign markets were further boosted by a weak U.S. Dollar, down 7.0 percent against a basket of currencies. Again, this is a reversal from the prior year, when the strengthened U.S. dollar hurt international returns that were translated into U.S. dollars. In addition to the success of international and emerging markets, another key theme has been the success of growth stocks, which far

1

outpaced value stocks. A summary of returns for key equity benchmarks is presented below:

Index	6/30/17 YTD U.S. Dollar Total Return (price and dividend)
S&P 500®	9.3%
S&P 500 Value	4.9%
S&P 500 Growth	13.3%
S&P MidCap 400®	6.0%
S&P SmallCap 600®	2.7%
FTSE All World ex-US	14.0%
FTSE Emerging Markets	14.6%

Fixed Income Markets

Bond returns, though a fair bit less than equity returns, are approaching what fixed income portfolios realized for the full year of 2016. The Bloomberg Barclays US Aggregate Bond Index had a year-to-date total return of 2.3 percent at the end of the second quarter, compared to 2.6 percent for the full year of 2016. Though the Fed has increased rates twice so far in the first half of 2017, the effect remains primarily in the short end of the curve. With inflation in check, the long end of the yield curve has shown little momentum for moving higher. As a result, fixed income yields in diversified portfolios, which tend to invest in medium to long securities, have actually fallen.

Within bonds, the corporate credit segment has performed best, driven by better corporate profits and an improving global economy. Within the Bloomberg Barclays US Aggregate Bond Index, Corporates returned 3.8 percent, vs. Treasuries at 1.9 percent. Longer duration bonds outperformed shorter duration bonds, and lower quality bonds outperformed higher quality bonds. For example, BBB corporates returned 4.4 percent, vs. AA rated corporates at 2.6 percent.

The focus for the remainder of 2017 is on actions the Fed may take to slow its purchases of government securities and the effect this might have on the markets and interest rates. The Federal Open Market Committee emphasized its plan for gradual adjustments.

The Ohio National Fund, Inc.

The Portfolios offered through the Ohio National Fund, Inc. performed well in the first six months of 2017, with 13 of 17 actively managed Portfolios beating their benchmarks. Another five newly formed Portfolios, with four months of history each, performed in line with their benchmarks. The returns of the three index Portfolios, before expenses, were very close to those of their respective indices. We are very pleased with the performance of our fund family.

Looking Ahead

We are optimistic about investor prospects for the remainder of the year. While we do not advocate chasing recent winners, we believe that staying the course in well diversified portfolios will serve investors well over the long term. There are many positive developments, with global growth, in particular, continuing to move in a favorable direction. There are some risks that could grow, including the global political landscape, as well as possible actions of central bankers, which we will carefully monitor.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs.

Sincerely,

Michael J. DeWeirdt, CFA, FRM

President

2

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

Madeleine W. Ludlow, Director

George M. Vredeveld, Director

Geoffrey Keenan, Director

Lawrence L. Grypp, Director

Michael J. DeWeirdt, President

Paul J. Gerard, Vice President

R. Todd Brockman, Treasurer

Kimberly A. Plante, Secretary

Keith Dwyer, Chief Compliance Officer

Emily Bae, Assistant Secretary

Daniel P. Leming, Assistant Treasurer

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

3

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of June 30, 2017

Average Annual returns
One year	19.89%
Five years	14.61%
Ten years	2.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.82% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Equity Portfolio returned 6.73% versus 9.34% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Given our valuation-driven investment process, we believe that good relative and absolute returns come from finding stocks where realized results can exceed expectations. The lack of broad investing opportunities has created a needle-in-the-haystack market, but that is a great opportunity for truly active managers, like us, to prove our worth. We are underweight Information Technology, particularly those included in the “FAANG stock” grouping (Facebook, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., and Alphabet, Inc.), and underweight the also-loved “bond-proxy” stocks in Telecommunication Services and Consumer Staples that have benefitted from record-low interest rates. The narrative in favor of deflation and extrapolation of low rates well into the future is back in full force, after a brief respite, as the election-induced hopes of reflation have melted away. During the middle of the second quarter, when capital really flooded into FAANG stocks and bond proxies, our relative performance suffered, but we were able to recover much of this relative drop later in the quarter. However, we still own some Information Technology stocks where we believe innovation can extend scaling advantages, and where business values remain above rising prices.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Stock selection was the key factor for the Portfolio’s underperformance, but was partially offset by sector allocation effects.

Stock selection in the Health Care, Energy and Information Technology (“IT”) sectors detracted the most from relative performance. The Portfolio’s underweight to the IT sector also detracted from returns. Meanwhile, stock selection in the Real Estate sector contributed to relative performance, as did an underweight to the Telecommunication Services (“Telecom”) sector.(1)

Q. Were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance?

A. The Portfolio’s underweight allocation in the Telecom sector contributed strongly to relative performance, as the sector underperformed the broader benchmark. The benchmark benefited from larger weights in Consumer Staples and Information Technology stocks, which delivered stronger performance in the benchmark than in the Portfolio.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Oracle Corp., Realogy Holdings Corp., and PulteGroup, Inc. contributed the most to relative performance.(1)

Shares of Oracle Corp., which provides products and services for the corporate Information Technology ecosystems, continued its rise in the second quarter, as the company has shown progress in successfully managing its cloud transition. The company has shifted business to the cloud at a rate similar to Microsoft, at a similar point in its transition cycle, and at a faster rate than Adobe Systems, Inc., which is perhaps the most successful example of a software provider transitioning to cloud delivery.(1)

Realogy Holdings Corp., the largest residential real estate brokerage company in the country, was a major contributor to performance in the first half. Existing home sales hit their fastest pace on an annualized basis during the spring and the housing market has remained solid since then. Housing strength has buoyed Realogy Holdings Corp., which has moved higher following two consecutive quarters of better than expected results.(1)

Leading homebuilding company PulteGroup, Inc. was a top performing stock on a combination of factors affecting the industry, including broader enthusiasm about the economy, resilient housing data and flat-to-declining Treasury yields. The latter factor may help mortgage rates stabilize, which could buoy new home sales. In addition, pent up demand for housing continues to be a theme, as more millennials enter the work force and save up for a home.(1)

Synchrony Financial, Apache Corp., and Devon Energy Corp. detracted the most from relative performance.(1)

Consumer lender Synchrony Financial underperformed the market during the second quarter after lowering credit guidance and on investor worries about a retail-industry slowdown (Synchrony Financial manages credit cards for department stores and other retail outlets). Synchrony Financial may also have been negatively impacted by the market’s declining expectations of tax reform being implemented this year, as the company would be a major beneficiary of corporate tax cuts and reform.(1)

Apache Corp. shares were a leading detractor, as the price of oil declined about 20% during the period and the company reported weaker than expected earnings results. The market may also be concerned about the oil-gas mix from Apache’s Alpine High field. Apache Corp. has begun drilling deeper in the region first to prove out the field, but deeper regions tend to have a higher gas mix, which the market dislikes.(1)

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Devon Energy Corp. traded down in the second quarter on broader commodity price decreases and expectations for larger United States crude inventories for the foreseeable future. The company itself continues to improve operationally, and asset sales have helped reduce leverage, and thus alleviate some of the market’s concerns of financial distress.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	98.9
Closed-End Mutual Funds	1.0
Money Market Funds Less Net Liabilities	0.1

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Alphabet, Inc. Class C	4.6
2. Oracle Corp.	4.0
3. Wells Fargo & Co.	3.5
4. Microsoft Corp.	3.5
5. Synchrony Financial	3.4
6. Citigroup, Inc.	3.4
7. Allergan PLC	3.3
8. Realogy Holdings Corp.	3.1
9. Amazon.com, Inc.	3.1
10. MetLife, Inc.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	18.5
Consumer Discretionary	16.8
Information Technology	16.4
Health Care	16.2
Industrials	9.6
Energy	7.3
Utilities	6.6
Real Estate	4.9
Materials	1.7
Consumer Staples	0.9

98.9

5

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 16.8%
Adient PLC (Auto Components)		141,652	$9,261,208
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	109,342	4,285,113
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	146,400	7,948,056
PulteGroup, Inc. (Household Durables)		442,967	10,865,980
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	18,070	17,491,760
CBS Corp. Class B (Media)		104,721	6,679,105
AutoZone, Inc. (Specialty Retail)	(a)	18,040	10,291,098
Lowe’s Cos., Inc. (Specialty Retail)		135,500	10,505,315
Signet Jewelers Ltd. (Specialty Retail)		96,882	6,126,818
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		258,416	5,984,915
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		77,840	5,744,592

			95,183,960

CONSUMER STAPLES – 0.9%
Molson Coors Brewing Co. Class B (Beverages)		60,890	5,257,243

ENERGY – 7.3%
Apache Corp. (Oil, Gas & Consumable Fuels)		217,161	10,408,527
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		250,910	6,292,823
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	422,270	6,308,714
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		216,760	6,929,817
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		72,047	11,497,260

			41,437,141

FINANCIALS – 18.5%
Citigroup, Inc. (Banks)		285,912	19,121,795
Wells Fargo & Co. (Banks)		363,220	20,126,020
Ameriprise Financial, Inc. (Capital Markets)		69,725	8,875,295
Intercontinental Exchange, Inc. (Capital Markets)		189,812	12,512,407
Synchrony Financial (Consumer Finance)		649,690	19,373,756
Hartford Financial Services Group, Inc. / The (Insurance)		172,080	9,046,246
MetLife, Inc. (Insurance)		292,925	16,093,299

			105,148,818

HEALTH CARE – 16.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	129,001	15,695,552
Biogen, Inc. (Biotechnology)	(a)	36,270	9,842,227
Celgene Corp. (Biotechnology)	(a)	121,820	15,820,763
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		58,244	10,799,603
Allergan PLC (Pharmaceuticals)		78,060	18,975,605
Bristol-Myers Squibb Co. (Pharmaceuticals)		164,680	9,175,970
Mylan NV (Pharmaceuticals)	(a)	296,209	11,498,833

			91,808,553

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 9.6%
TransDigm Group, Inc. (Aerospace & Defense)		35,220	$9,469,601
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		114,340	7,852,871
United Continental Holdings, Inc. (Airlines)	(a)	192,540	14,488,635
Johnson Controls International PLC (Building Products)		268,990	11,663,406
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	140,810	10,746,619

			54,221,132

INFORMATION TECHNOLOGY – 16.4%
Cisco Systems, Inc. (Communications Equip.)		438,546	13,726,490
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	28,664	26,047,837
QUALCOMM, Inc. (Semiconductors & Equip.)		195,160	10,776,735
Microsoft Corp. (Software)		288,220	19,867,005
Oracle Corp. (Software)		451,559	22,641,168

			93,059,235

MATERIALS – 1.7%
Royal Gold, Inc. (Metals & Mining)		119,763	9,361,874

REAL ESTATE – 4.9%
American Homes 4 Rent (Equity Real Estate Investment Trusts)		444,490	10,032,139
Realogy Holdings Corp. (Real Estate Mgmt. & Development)		546,890	17,746,581

			27,778,720

UTILITIES – 6.6%
Exelon Corp. (Electric Utilities)		375,870	13,557,631
AES Corp. (Ind. Power & Renewable Elec.)		946,617	10,516,915
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	969,870	13,122,341

			37,196,887

Total Common Stocks (Cost $495,194,676)			$560,453,563

Closed-End Mutual Funds – 1.0%		Shares	Value
Altaba, Inc.	(a)	105,506	$5,747,967

Total Closed-End Mutual Funds (Cost $3,631,356)			$5,747,967

Money Market Funds – 0.7%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		3,924,509	$3,924,509

Total Money Market Funds (Cost $3,924,509)			$3,924,509

Total Investments – 100.6% (Cost $502,750,541)	(b)		$570,126,039
Liabilities in Excess of Other Assets – (0.6)%			(3,120,317)

Net Assets – 100.0%			$567,005,722

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

6

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of June 30, 2017

Average Annual returns
One year	2.57%
Five years	3.30%
Ten years	4.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.65% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Bond Portfolio returned 3.69% versus 3.88% for its benchmark, the BofA Merrill Lynch U.S. Corporate Master Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Long-term interest rates declined slightly, while the Federal Reserve increased short term rates, causing the yield curve to flatten. In this environment, longer duration bonds outperformed shorter duration bonds, in general. Corporate credit spreads tightened modestly based on strong demand from domestic and foreign buyers, as well as improving corporate profits. Lower quality bonds outperformed higher quality bonds during the period, as investors continue to pursue higher-yielding assets. From an investment strategy perspective, the Portfolio was positioned with a slightly lower duration and slightly lower credit quality than the benchmark.(1)

While neither of the above factors materially affected the Portfolio’s performance compared to the benchmark, the Portfolio’s shorter duration slightly detracted from performance. Conversely, the Portfolio’s lower credit quality compared to the benchmark slightly added to performance.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio was overweight the Energy sector versus the benchmark and underweight the Consumer Staples and Financials sectors during the period. Other sector weightings, versus the benchmark, were not significant. In terms of performance attribution, no sector added or detracted from performance by more than 0.20% compared to the benchmark. The Portfolio’s Financials and Telecommunications Services sectors performed the best, while the Portfolio’s Utilities sector performed the worst, versus the benchmark. In each case, security selection within the sector accounted for the majority of the sector performance versus the benchmark, rather than the sector weighting.(1)

Q. Were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance?

A. The benchmark does not include cash in its performance calculation, while the Portfolio maintains a cash balance due to inflows and outflows from shareholder participants. Cash benefits the Portfolio’s return relative to the benchmark when returns are negative during a period, and creates a drag on performance, relative to the benchmark, during a period of positive performance. During the period, returns were positive in the Portfolio, so cash was a detractor to performance of the Portfolio, relative to the benchmark. In addition, the benchmark does not have fund expenses in its performance calculation.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three contributors to the Portfolio’s performance relative to the benchmark were Viacom, Inc. 4.850% due 12/15/2034, Williams Partners LP 5.400% due 03/04/2044 and Marathon Petroleum Corp. 4.750% due 09/15/2044. Each of these bonds are longer duration bonds that performed well with the decline in longer term interest rates and experienced spread tightening during the period. The top three detractors to the Portfolio’s performance relative to the benchmark were Noble Holding International Ltd. 7.700% due 04/01/2025, Coach, Inc. 4.125% due 07/15/2027, and Lloyds Banking Group PLC 3.750% due 01/11/2027. Noble Corp PLC and Lloyds Banking Group PLC experienced spread widening during the period they were held in the Portfolio. The decline in Coach Inc. was due to a rise in interest rates during the time it was held in the Portfolio.(1)

Q. Were there any significant changes to the Portfolio’s management team, investments strategy, or selection process during the reporting period?

A. Effective May 1, 2017, Gary Rodmaker of Ohio National Investments, Inc., the adviser to the Portfolio, became the Portfolio’s sole portfolio manager. Previously, Phillip Byrde of Ohio National Investments, Inc. was a co-portfolio manager. There were no significant changes to the investment strategy or security selection process during the reporting period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

7	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Corporate Bonds (4)	97.3
Asset-Backed Securities (4)	0.6
Money Market Funds and Other Net Assets	2.1

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. ONEOK, Inc. 6.000%, 06/15/2035	1.8
2. Enable Midstream Partners LP 4.400%, 03/15/2027	1.6
3. Suntory Holdings Ltd. 2.550%, 06/28/2022	1.6
4. Jefferies Group LLC 4.850%, 01/15/2027	1.1
5. Crown Castle International Corp. 4.000%, 03/01/2027	1.1
6. Teachers Insurance & Annuity Association of America 4.270%, 05/15/2047	1.1
7. Westpac Banking Corp. 4.322%, 11/23/2031	1.1
8. Fifth Third Bancorp 4.500%, 06/01/2018	1.1
9. Coach, Inc. 4.125%, 07/15/2027	1.1
10. JPMorgan Chase & Co. 3.625%, 12/01/2027	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	23.1
Energy	18.0
Consumer Discretionary	10.4
Utilities	9.2
Real Estate	7.7
Industrials	7.6
Information Technology	6.6
Consumer Staples	5.7
Health Care	4.7
Materials	3.7
Telecommunication Services	2.6

97.9

8

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds – 97.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 9.2%
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	$1,000,000	$1,026,854
General Motors Co. (Automobiles)		5.000%	04/01/2035	900,000	903,097
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		4.150%	04/01/2024	900,000	924,196
Newell Brands, Inc. (Household Durables)		3.150%	04/01/2021	900,000	921,303
Expedia, Inc. (Internet & Direct Marketing Retail)		5.000%	02/15/2026	1,000,000	1,095,056
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,339,386
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	800,136
Discovery Communications, LLC (Media)		4.375%	06/15/2021	1,000,000	1,055,396
Discovery Communications, LLC (Media)		3.300%	05/15/2022	275,000	276,001
Time Warner Cable, LLC (Media)		6.550%	05/01/2037	850,000	1,016,059
Viacom, Inc. (Media)		4.850%	12/15/2034	1,500,000	1,492,314
Viacom, Inc. (Media)		3.450%	10/04/2026	900,000	869,034
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	925,000	947,270
Home Depot, Inc. / The (Specialty Retail)		2.125%	09/15/2026	800,000	747,967
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4.125%	07/15/2027	1,800,000	1,781,896

					15,195,965

CONSUMER STAPLES – 5.7%
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.700%	02/01/2036	900,000	994,277
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	1,130,232
Suntory Holdings Ltd. (Beverages)	(a)	2.550%	06/28/2022	2,700,000	2,683,214
Costco Wholesale Corp. (Food & Staples Retailing)		3.000%	05/18/2027	900,000	897,681
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	900,000	923,110
Imperial Brands Finance PLC (Tobacco)	(a)	3.750%	07/21/2022	1,400,000	1,457,429
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,332,266

					9,418,209

ENERGY – 18.0%
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	963,229
Noble Holding International Ltd. (Energy Equip. & Svs.)		5.750%	03/16/2018	900,000	905,454
Noble Holding International Ltd. (Energy Equip. & Svs.)		7.700%	04/01/2025	1,000,000	767,500
Transocean, Inc. (Energy Equip. & Svs.)	(a)	9.000%	07/15/2023	1,000,000	1,037,500
BP Capital Markets PLC (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	900,000	875,713
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,058,553
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		4.950%	06/01/2047	900,000	914,656
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	900,000	908,292
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	900,000	958,122
Enable Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.400%	03/15/2027	2,700,000	2,709,998
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	950,829
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,041,754
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,030,664
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	829,772
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	951,297
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.700%	12/01/2022	1,400,000	1,351,700
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	2,690,000	2,895,247
Phillips 66 (Oil, Gas & Consumable Fuels)	(a)(b)	QL + 75	04/15/2020	900,000	901,810
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	969,988
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	900,000	922,573
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	900,000	890,482
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.800%	01/23/2020	900,000	922,050
Spectra Energy Capital, LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	1,425,000	1,430,154
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,423,071
Williams Partners LP (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	989,932
Williams Partners LP (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	1,057,534

					29,657,874

FINANCIALS – 23.1%
Bank of America Corp. (Banks)		3.875%	08/01/2025	850,000	879,415
Bank of America Corp. (Banks)	(b)	4.244%	04/24/2038	1,000,000	1,041,089
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	1,180,000	1,227,383
Citigroup, Inc. (Banks)		4.400%	06/10/2025	900,000	937,234
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	1,011,488
Fifth Third Bancorp (Banks)		4.500%	06/01/2018	1,750,000	1,791,667
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,800,000	1,781,775
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	1,400,000	1,413,181
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	900,000	879,078
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	1,051,755
Westpac Banking Corp. (Banks)	(b)	4.322%	11/23/2031	1,800,000	1,845,061
E*TRADE Financial Corp. (Capital Markets)		4.625%	09/15/2023	900,000	936,000
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,400,000	1,433,713

9	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds(Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Intercontinental Exchange, Inc. (Capital Markets)		2.750%	12/01/2020	$900,000	$916,761
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	1,046,220
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	1,250,000	1,299,744
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,006,393
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	900,000	913,283
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,042,304
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	925,000	929,979
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	1,400,000	1,426,590
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	900,000	910,032
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	1,000,000	1,012,411
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	900,000	919,338
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	910,214
Jefferies Group LLC (Diversified Financial Svs.)		4.850%	01/15/2027	1,800,000	1,880,327
Aflac, Inc. (Insurance)		3.625%	06/15/2023	1,425,000	1,497,507
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	555,734
American International Group, Inc. (Insurance)		3.875%	01/15/2035	1,400,000	1,358,581
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,444,514
Progressive Corp. / The (Insurance)		2.450%	01/15/2027	900,000	853,544
Teachers Insurance & Annuity Association of America (Insurance)	(a)	4.270%	05/15/2047	1,800,000	1,845,412

					37,997,727

HEALTH CARE – 4.7%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	1,425,000	1,438,227
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,060,571
Baxalta, Inc. (Biotechnology)		4.000%	06/23/2025	1,400,000	1,460,347
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	1,350,000	1,410,001
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	441,606
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.700%	04/01/2019	1,000,000	1,011,732
Pfizer, Inc. (Pharmaceuticals)		3.000%	12/15/2026	900,000	902,609

					7,725,093

INDUSTRIALS – 7.0%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	807,739
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,040,101
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	987,813
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,329,084
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,425,000	1,587,781
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	520,184
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,491,231
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	900,000	999,020
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	613,303
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	1,027,883
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	1,000,000	1,016,250

					11,420,389

INFORMATION TECHNOLOGY – 6.6%
Dell International, LLC / EMC Corp. (Computers & Peripherals)	(a)	5.450%	06/15/2023	900,000	976,531
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	1,500,000	1,582,831
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	900,000	925,395
Microsoft Corp. (Software)		4.450%	11/03/2045	900,000	1,002,867
Microsoft Corp. (Software)		4.100%	02/06/2037	900,000	970,558
Oracle Corp. (Software)		4.300%	07/08/2034	1,500,000	1,629,237
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	1,000,000	978,124
Apple, Inc. (Tech. Hardware, Storage & Periph.)		3.350%	02/09/2027	900,000	921,531
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	850,000	891,216
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	4.875%	03/01/2024	900,000	915,377

					10,793,667

MATERIALS – 3.7%
Airgas, Inc. (Chemicals)		3.050%	08/01/2020	900,000	922,194
CF Industries, Inc. (Chemicals)	(a)	3.400%	12/01/2021	900,000	909,841
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,400,000	1,445,317
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,037,089
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	675,000	724,159
Anglo American Capital PLC (Metals & Mining)	(a)	3.750%	04/10/2022	1,000,000	1,005,000

					6,043,600

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
REAL ESTATE – 7.7%
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		3.950%	01/15/2028	$900,000	$915,296
Boston Properties LP (Equity Real Estate Investment Trusts)		3.125%	09/01/2023	925,000	936,324
Camden Property Trust (Equity Real Estate Investment Trusts)		4.250%	01/15/2024	900,000	942,852
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		4.000%	03/01/2027	1,800,000	1,852,900
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,435,354
HCP, Inc. (Equity Real Estate Investment Trusts)		4.000%	06/01/2025	1,500,000	1,536,657
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)		3.875%	05/01/2025	1,400,000	1,411,295
Hospitality Properties Trust (Equity Real Estate Investment Trusts)		4.250%	02/15/2021	1,000,000	1,042,657
Simon Property Group LP (Equity Real Estate Investment Trusts)		3.750%	02/01/2024	1,475,000	1,535,779
Welltower, Inc. (Equity Real Estate Investment Trusts)		4.250%	04/01/2026	1,000,000	1,045,793

					12,654,907

TELECOMMUNICATION SERVICES – 2.6%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	900,000	884,861
AT&T, Inc. (Diversified Telecom. Svs.)		4.125%	02/17/2026	1,000,000	1,025,365
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,340,424
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	371,061
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	704,107

					4,325,818

UTILITIES – 9.0%
AEP Transmission Co., LLC (Electric Utilities)		4.000%	12/01/2046	900,000	931,217
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,073,748
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	900,000	971,499
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	1,032,477
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	900,000	856,285
Duke Energy Florida, LLC (Electric Utilities)		4.550%	04/01/2020	500,000	533,219
ITC Holdings Corp. (Electric Utilities)		3.650%	06/15/2024	500,000	508,989
LG&E & KU Energy, LLC (Electric Utilities)		4.375%	10/01/2021	1,000,000	1,062,889
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		1.649%	09/01/2018	900,000	897,302
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	1,008,671
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,058,545
Southern Co. Gas Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,060,022
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,291,019
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,037,931
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,513,486

					14,837,299

Total Corporate Bonds (Cost $155,562,857)					$160,070,548

Asset-Backed Securities – 0.6%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.6%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	05/01/2023	$939,838	$930,439

Total Asset-Backed Securities (Cost $938,775)					$930,439

Money Market Funds – 1.2%				Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class				1,912,862	$1,912,862

Total Money Market Funds (Cost $1,912,862)					$1,912,862

Total Investments – 99.1% (Cost $158,414,494)	(c)				$162,913,849
Other Assets in Excess of Liabilities – 0.9%					1,533,456

Net Assets – 100.0%					$164,447,305

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2017, the value of these securities totaled $12,539,853, or 7.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at June 30, 2017.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

11

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2017

Average Annual returns
One year	17.99%
Five years	14.33%
Ten years	7.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.80% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser/Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Omni Portfolio returned 9.36% versus 7.68% for its benchmark, which is comprised of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. At the half-way point of the year, the economy continues to churn ahead; perhaps, not at the speed our President desires, or promised, but at least in a positive direction. As the economy moves along steadily, under the watchful eye of the Federal Reserve, the market anticipated the progress of the federal government in implementing some of the broader promises leading up to the election.

Health care affects a large portion of the economy. At this point, major changes do not appear to be expected. If there is no new health care plan and subsequent major tax overhaul, there is a significant chance the market will react negatively. While one could argue that tax cut expectations have been reduced, there is clearly the hope that some major changes occur, even if it is a tax holiday to repatriate overseas earnings.

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio’s outperformance was due principally to stock selection in Consumer Discretionary and Information Technology, as well as an underweight in Energy. In addition, the Portfolio’s asset allocation to stocks was slightly higher than the benchmark, which added to performance. Detractors from relative return were led by stock selection in Consumer Staples and Financials.(1)

The fixed income portion of the Portfolio slightly underperformed the fixed income portion of the benchmark. Lower quality bonds outperformed higher quality bonds during the period, as investors continue to reach for yield. The Portfolio’s U.S. Treasury Obligations detracted from relative performance, as bond spreads tightened during the period.(1)

Q. Were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance?

A. The benchmark does not include cash in its performance calculation, while the portfolio maintains a cash balance due to inflows and outflows from shareholder participants. Cash benefits the Portfolio’s return relative to the benchmark when returns are negative during a period, and creates a drag on performance, relative to the benchmark during a period of positive performance. During the period, returns were positive in the Portfolio, so cash was a detractor to performance of the Portfolio, relative to the benchmark. In addition, the benchmark does not have mutual fund expenses in its performance calculation.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Among the Portfolio’s Information Technology holdings, DXC Technology Co. generated 71 basis points of relative contribution during the six-month period and was able to beat analyst earnings estimates on stronger margins and continued progress towards its merger synergies with Hewlett Packard Enterprise Co. Delphi Automotive Plc contributed 56 basis points on positive earnings results and the spinoff of its powertrain division. Alnylam Pharmaceuticals, Inc. added 50 basis points, benefitting from a competitor’s release that helped confirm the efficacy of the Alnylam Pharmaceuticals’ drug for familial amyloidotic polyneuropathy (FAP).(1)

The key detractor was IMAX Corp., which detracted 55 basis points of relative contribution during the six-month period while struggling from a slew of negative revisions, as the outlook for the summer movie slate worsened. We finally exited the position when it appeared that China was getting closer to saturation of IMAX theatres sooner than expected, and the revenue per theatre might be secularly challenged. Devon Energy Corp. cost the Portfolio 38 basis points, as it continued to contend with the consistently deteriorating outlook for oil prices. Even as the Organization of the Petroleum Exporting Countries (“OPEC”) struggles to maintain a cap on its own production levels, United States production has managed to stay resilient, pushing oil prices lower even as company specific results continue to trend positively. AECOM, which detracted 22 basis points, was expected to be a major beneficiary of a bipartisan infrastructure spending bill, but so far it seems expectations for any explicit plan to be released and implemented keep getting delayed.(1)

On the fixed income portion of the Portfolio, longer duration bonds performed the best. Specifically, Williams Partners LP 5.400% due 03/04/2044, Time Warner Cable, LLC 6.550% due 05/01/2037 and Microsoft Corp. 4.100% due 02/06/2037 contributed to relative performance. Each of these bonds are longer duration bonds that performed well with the decline in longer term interest rates and experienced spread tightening during the period. The largest detractors from performance were Coach, Inc. 4.125% due 07/15/2027, Lloyds Banking Group PLC 3.750% due 01/11/2027, and

12	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

AEP Transmission Co., LLC 4.000% due 12/01/2046. Lloyds Banking Group PLC and A&P Transmission Co. experienced spread widening during the time held in the Portfolio. The decline in Coach was due to a rise in interest rates during the time it was held in the Portfolio.(1)

Q. Were there any significant changes to the Portfolio’s management team, investments strategy, or selection process during the reporting period?

A. Effective May 1, 2017, Gary Rodmaker of Ohio National Investments, Inc., the adviser to the Portfolio, became the Portfolio’s portfolio manager of the fixed income portion of the Portfolio. Previously, Phillip Byrde of Ohio National Investments, Inc. was the portfolio manager of the fixed income portion. There were no significant changes to the investment strategy or security selection process during the reporting period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

13	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	77.1
Corporate Bonds (4)	20.0
Asset-Backed Securities (4)	0.1
U.S. Treasury Obligations	1.8
Money Market Funds and Other Net Assets	1.0

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	2.8
2. Amazon.com, Inc.	2.5
3. Alphabet, Inc. Class C	2.3
4. Facebook, Inc. Class A	2.1
5. Citigroup, Inc.	2.0
6. JPMorgan Chase & Co.	2.0
7. Bank of America Corp.	2.0
8. Goldman Sachs Group, Inc. / The	1.9
9. Microsoft Corp.	1.9
10. Humana, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Information Technology	25.1
Consumer Discretionary	16.9
Financials	15.8
Industrials	12.3
Health Care	11.1
Energy	5.1
Consumer Staples	4.2
Materials	2.2
Telecommunication Services	1.6
Utilities	1.5
Real Estate	1.4

97.2

14

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 77.1%		Shares	Value
CONSUMER DISCRETIONARY – 14.7%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		6,267	$959,854
MGM Resorts International (Hotels, Restaurants & Leisure)		27,462	859,286
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		4,239	463,026
D.R. Horton, Inc. (Household Durables)		28,324	979,161
Newell Brands, Inc. (Household Durables)		17,101	916,956
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	1,620	1,568,160
CBS Corp. Class B (Media)		14,830	945,857
Time Warner, Inc. (Media)		4,896	491,607
Coach, Inc. (Textiles, Apparel & Luxury Goods)		20,552	972,932
PVH Corp. (Textiles, Apparel & Luxury Goods)		8,526	976,227

			9,133,066

CONSUMER STAPLES – 2.9%
Kraft Heinz Co. / The (Food Products)		10,160	870,102
Philip Morris International, Inc. (Tobacco)		7,964	935,372

			1,805,474

ENERGY – 1.5%
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		13,163	420,821
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		3,202	510,975

			931,796

FINANCIALS – 10.2%
Bank of America Corp. (Banks)		51,211	1,242,379
Citigroup, Inc. (Banks)		18,958	1,267,911
JPMorgan Chase & Co. (Banks)		13,780	1,259,492
KeyCorp (Banks)		51,500	965,110
Goldman Sachs Group, Inc. / The (Capital Markets)		5,309	1,178,067
Morgan Stanley (Capital Markets)		10,547	469,974

			6,382,933

HEALTH CARE – 10.3%
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a)	8,272	659,775
Celgene Corp. (Biotechnology)	(a)	3,711	481,948
Medtronic PLC (Health Care Equip. & Supplies)		4,845	429,994
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	14,340	898,688
Humana, Inc. (Health Care Providers & Svs.)		4,081	981,970
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3,109	576,471
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		5,503	960,108
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	8,928	469,166
AstraZeneca PLC – ADR (Pharmaceuticals)		27,664	943,066

			6,401,186

INDUSTRIALS – 11.3%
Raytheon Co. (Aerospace & Defense)		6,063	979,053
FedEx Corp. (Air Freight & Logistics)		4,507	979,506
Delta Air Lines, Inc. (Airlines)		18,062	970,652
AECOM (Construction & Engineering)	(a)	27,310	882,932
Snap-on, Inc. (Machinery)		5,090	804,220
Wabtec Corp. (Machinery)		6,911	632,357
Xylem, Inc. (Machinery)		15,984	885,993
Union Pacific Corp. (Road & Rail)		8,458	921,161

			7,055,874

INFORMATION TECHNOLOGY – 23.5%
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	26,783	955,350
CommScope Holding Co., Inc. (Communications Equip.)	(a)	25,313	962,653
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	3,366	474,269
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	256	237,998
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	1,549	1,407,623
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	8,495	1,282,575
DXC Technology Co. (IT Svs.)		12,428	953,476
ASML Holding NV (Semiconductors & Equip.)		7,127	928,719
Broadcom Ltd. (Semiconductors & Equip.)		3,981	927,772
Cavium, Inc. (Semiconductors & Equip.)	(a)	11,954	742,702
Marvell Technology Group Ltd. (Semiconductors & Equip.)		54,819	905,610
Adobe Systems, Inc. (Software)	(a)	6,700	947,648
Microsoft Corp. (Software)		17,090	1,178,014

15	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Oracle Corp. (Software)		18,936	$949,451
Apple, Inc. (Tech. Hardware, Storage & Periph.)		12,338	1,776,919

			14,630,779

MATERIALS – 1.5%
Dow Chemical Co. / The (Chemicals)		15,272	963,205

TELECOMMUNICATION SERVICES – 1.2%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	12,840	778,361

Total Common Stocks (Cost $42,684,496)			$48,082,674

Corporate Bonds – 20.0%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.2%
General Motors Co. (Automobiles)		5.000%	04/01/2035	$100,000	$100,344
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		4.150%	04/01/2024	100,000	102,688
Newell Brands, Inc. (Household Durables)		3.150%	04/01/2021	100,000	102,367
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	100,000	107,151
Comcast Corp. (Media)		5.875%	02/15/2018	75,000	76,971
Discovery Communications, LLC (Media)		3.300%	05/15/2022	75,000	75,273
Time Warner Cable, LLC (Media)		6.550%	05/01/2037	150,000	179,304
Viacom, Inc. (Media)		4.250%	09/01/2023	75,000	78,284
Viacom, Inc. (Media)		3.450%	10/04/2026	100,000	96,559
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	76,806
Home Depot, Inc. / The (Specialty Retail)		2.125%	09/15/2026	200,000	186,992
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4.125%	07/15/2027	200,000	197,988

					1,380,727

CONSUMER STAPLES – 1.3%
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.700%	02/01/2036	100,000	110,475
Suntory Holdings Ltd. (Beverages)	(b)	2.550%	06/28/2022	300,000	298,135
Costco Wholesale Corp. (Food & Staples Retailing)		3.000%	05/18/2027	100,000	99,742
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	100,000	102,568
Imperial Brands Finance PLC (Tobacco)	(b)	3.750%	07/21/2022	100,000	104,102
Philip Morris International, Inc. (Tobacco)		3.375%	08/11/2025	100,000	102,453

					817,475

ENERGY – 3.6%
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	107,026
Noble Holding International Ltd. (Energy Equip. & Svs.)		5.750%	03/16/2018	100,000	100,606
BP Capital Markets PLC (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	100,000	97,301
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		4.950%	06/01/2047	100,000	101,628
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	100,000	100,921
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	100,000	106,458
Enable Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.400%	03/15/2027	300,000	301,111
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	98,353
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	105,648
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	78,132
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	156,710
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	146,430
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.700%	12/01/2022	100,000	96,550
Phillips 66 (Oil, Gas & Consumable Fuels)	(b)(c)	QL + 75	04/15/2020	100,000	100,201
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	100,000	102,508
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	100,000	98,942
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.800%	01/23/2020	100,000	102,450
Spectra Energy Capital LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	75,000	75,271
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	75,000	74,898
Williams Partners LP (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	105,753

					2,256,897

FINANCIALS – 5.6%
Bank of America Corp. (Banks)		3.875%	08/01/2025	150,000	155,191
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	100,000	104,016
Citigroup, Inc. (Banks)		4.400%	06/10/2025	100,000	104,137
Comerica, Inc. (Banks)		3.800%	07/22/2026	100,000	101,134
JPMorgan Chase & Co. (Banks)		3.250%	09/23/2022	100,000	102,470
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	200,000	197,975
KeyBank NA (Banks)		5.700%	11/01/2017	150,000	151,935
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	100,000	100,942
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	100,000	97,675

16	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds(Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Wells Fargo & Co. (Banks)		3.500%	03/08/2022	$75,000	$77,906
Westpac Banking Corp. (Banks)	(c)	4.322%	11/23/2031	200,000	205,007
E*TRADE Financial Corp. (Capital Markets)		4.625%	09/15/2023	100,000	104,000
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	100,000	102,408
Intercontinental Exchange, Inc. (Capital Markets)		2.750%	12/01/2020	100,000	101,862
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	104,899
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	75,000	77,985
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	100,000	100,639
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	100,000	101,476
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	75,000	79,408
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	75,000	75,404
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	100,000	101,899
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	100,000	101,115
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	100,000	102,149
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	101,135
Jefferies Group, LLC (Diversified Financial Svs.)		4.850%	01/15/2027	200,000	208,925
Aflac, Inc. (Insurance)		3.625%	06/15/2023	75,000	78,816
American International Group, Inc. (Insurance)		3.875%	01/15/2035	100,000	97,042
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	103,180
Progressive Corp. / The (Insurance)		2.450%	01/15/2027	100,000	94,838
Teachers Insurance & Annuity Association of America (Insurance)	(b)	4.270%	05/15/2047	200,000	205,046

					3,440,614

HEALTH CARE – 0.8%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	75,000	75,696
Baxalta, Inc. (Biotechnology)		4.000%	06/23/2025	100,000	104,311
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	150,000	156,667
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	75,000	77,931
Pfizer, Inc. (Pharmaceuticals)		3.000%	12/15/2026	100,000	100,290

					514,895

INDUSTRIALS – 0.9%
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	98,781
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	75,000	83,567
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	106,517
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	100,000	111,002
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	76,663
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	102,788

					579,318

INFORMATION TECHNOLOGY – 1.6%
Dell International, LLC / EMC Corp. (Computers & Peripherals)	(b)	5.450%	06/15/2023	100,000	108,503
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	100,000	102,822
Microsoft Corp. (Software)		4.450%	11/03/2045	100,000	111,430
Microsoft Corp. (Software)		4.100%	02/06/2037	100,000	107,840
Oracle Corp. (Software)		4.300%	07/08/2034	100,000	108,616
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	100,000	97,812
Apple, Inc. (Tech. Hardware, Storage & Periph.)		3.350%	02/09/2027	100,000	102,392
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	150,000	157,274
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(b)	4.875%	03/01/2024	100,000	101,709

					998,398

MATERIALS – 0.7%
Airgas, Inc. (Chemicals)		3.050%	08/01/2020	100,000	102,466
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	70,875
CF Industries, Inc. (Chemicals)	(b)	3.400%	12/01/2021	100,000	101,094
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	100,000	103,237
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	75,000	80,462

					458,134

REAL ESTATE – 1.4%
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		3.950%	01/15/2028	100,000	101,700
Boston Properties LP (Equity Real Estate Investment Trusts)		3.125%	09/01/2023	75,000	75,918
Camden Property Trust (Equity Real Estate Investment Trusts)		4.250%	01/15/2024	100,000	104,761
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		4.000%	03/01/2027	200,000	205,878
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)		3.000%	08/01/2022	75,000	75,545
HCP, Inc. (Equity Real Estate Investment Trusts)		4.000%	06/01/2025	100,000	102,444
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)		3.875%	05/01/2025	100,000	100,807
Simon Property Group LP (Equity Real Estate Investment Trusts)		3.750%	02/01/2024	75,000	78,091

					845,144

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES – 0.4%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	$100,000	$98,318
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	65,481
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	75,440

					239,239

UTILITIES – 1.5%
AEP Transmission Co., LLC (Electric Utilities)		4.000%	12/01/2046	100,000	103,469
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	100,000	107,944
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	100,000	95,143
Fortis, Inc. (Electric Utilities)		3.055%	10/04/2026	100,000	96,499
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		1.649%	09/01/2018	100,000	99,700
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	150,964
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	75,650
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	77,461
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	108,106

					914,936

Total Corporate Bonds (Cost $12,151,785)					$12,445,777

Asset-Backed Securities – 0.1%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.1%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	05/01/2023	$80,673	$79,866

Total Asset-Backed Securities (Cost $80,673)					$79,866

U.S. Treasury Obligations – 1.8%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.500%	11/30/2019	$400,000	$400,375
U.S. Treasury Note		1.500%	03/31/2023	400,000	388,984
U.S. Treasury Note		1.750%	05/15/2022	300,000	298,324

Total U.S. Treasury Obligations (Cost $1,116,108)					$1,087,683

Money Market Funds – 0.7%				Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class				445,138	$445,138

Total Money Market Funds (Cost $445,138)					$445,138

Total Investments – 99.7% (Cost $56,478,200)	(d)				$62,141,138
Other Assets in Excess of Liabilities – 0.3%					210,307

Net Assets – 100.0%					$62,351,445

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2017, the value of these securities totaled $1,018,790, or 1.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at June 30, 2017.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of June 30, 2017

Average Annual returns
One year	19.92%
Five years	13.62%
Ten years	6.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.83% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Capital Appreciation Portfolio returned 5.23% versus 9.34% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Equity market gains so far this year have been supported by earnings growth and margin expansion across many industries. In the S&P 500 Index, there was significant sector disparity, with Information Technology, Health Care, and Consumer Discretionary advancing double digits and Energy and Telecommunication Services each falling by more than 10%. In addition, large caps outperformed small caps and growth significantly outperformed value across capitalizations. This is sharp contrast to the market dynamics in 2016, when small cap value led and large cap growth lagged. While the Portfolio utilizes a “go anywhere” strategy, our reward versus risk discipline typically drives us away from areas of the market where valuations are stretched and towards smaller and mid cap names where we often find more misunderstood and/or mispriced securities. As a result, the Portfolio is currently underweight large cap growth and overweight small/midcap.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Energy sector was partly responsible for the underperformance, as both stock selection and an overweight stance detracted. In retrospect, we overestimated the extent to which the Organization of the Petroleum Exporting Counties’ (“OPEC’s”)

decision to cut production would lift prices. In addition, the market’s responsiveness to weekly data point fluctuations that failed to meet its expectations, combined with negative news headlines and the likelihood of producers hedging their 2018 production, drove increased volatility and West Texas Intermediate (WTI) oil prices to their lows during the second quarter. This volatility seemed to have a significant negative effect on many of our holdings. We have been trimming the Portfolio’s exposure to the sector, but still have conviction that the Portfolio’s holdings represent unique franchises that are well positioned when inventories start to fall.(1)

Within Health Care and Information Technology, relative results were also negatively impacted by stock selection and underweight positions. These results were derived from company-specific events more than from a consistent theme. Conversely, security selection in Materials and Real Estate contributed to relative performance.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Coach Inc. announced an acquisition of Kate Spade, which we believe fits well in the company’s strategic plans. Coach Inc.’s brand transformation continues to drive differentiation and relevance amidst a highly competitive environment in North America. Coach, Inc.’s management continues to execute on its long-term turnaround strategy. With the current repositioning of the business gaining momentum, as well as the growth in international markets and its Stuart Weitzman line, we find the reward to risk ratio very attractive.(1)

Live Nation Entertainment, Inc. started off the year on a high note as both concerts and ticketing were well above expectations. We think the outlook remains very favorable. Many growth drivers like the secondary market, international expansion, and share gains are in place and the core business generates strong cash flow.(1)

Veeva Systems, a provider of industry cloud software and data solutions for the life sciences industry, reported financial results that easily beat market expectations, driven by growth in its vault product. We believe the growth potential for Veeva is still attractive; however, the Portfolio eliminated the position due to a narrowing risk/reward ratio after very strong share price performance.(1)

The Portfolio’s largest detractors from relative return were all from the Energy sector.(1)

Patterson-UTI Energy, Inc. has a strong high-spec land rig and pressure pumping (fracking) business, along with a management team that has executed well through the downturn. Their high-spec rig fleet will be in demand and garner higher rig-day rates as shale basin production likely increases throughout 2017 and 2018.(1)

Halliburton Co. should continue to execute on its preeminent position as the leading integrated provider of oil field services. The potential for increasing incremental margins in pressure pumping and completions still remains. We believe the stock’s recent pull back is just a function of timing, as the company signaled that it will be protecting its market share as activity picks up throughout 2017.(1)

Noble Energy, Inc. is attractively valued, given its prospects for growth in the Middle East, efficient use of capital and prudent cost management. We favor the company for its highly visible stream of production growth due to a combination of strong international and United States assets, along with a clean balance sheet. The recent sanctioning of the Leviathan gas project in offshore Mediterranean will be a huge cash flow generator as the company sells natural gas to markets in Israel, Egypt and Jordan. Noble Energy, Inc. is one of

19	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

the cheapest major independent producers in the oil, gas, and consumable fuels industry on a sum-of-the-parts and cash flow-multiple basis.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	98.9
Money Market Funds
Less Net Liabilities	1.1

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	2.4
2. Goldman Sachs Group, Inc. / The	2.3
3. MetLife, Inc.	2.1
4. Coach, Inc.	2.0
5. Bank of America Corp.	2.0
6. PNC Financial Services Group, Inc. / The	1.9
7. JPMorgan Chase & Co.	1.9
8. Microsoft Corp.	1.9
9. MGM Resorts International	1.9
10. Mondelez International, Inc. Class A	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	23.5
Consumer Discretionary	22.6
Financials	14.3
Health Care	12.2
Industrials	9.8
Energy	6.3
Materials	4.5
Consumer Staples	3.1
Utilities	1.4
Real Estate	1.2

98.9

20

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 22.6%
Houghton Mifflin Harcourt Co. (Diversified Consumer Svs.)	(a)	125,010	$1,537,623
Laureate Education, Inc. Class A (Diversified Consumer Svs.)	(a)	85,200	1,493,556
Carnival Corp. (Hotels, Restaurants & Leisure)		45,561	2,987,435
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	60,868	3,421,390
MGM Resorts International (Hotels, Restaurants & Leisure)		112,220	3,511,364
Playa Hotels & Resorts NV (Hotels, Restaurants & Leisure)	(a)	223,835	2,674,828
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)		116,229	1,891,046
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		137,347	2,130,252
CalAtlantic Group, Inc. (Household Durables)		70,020	2,475,207
Toll Brothers, Inc. (Household Durables)		49,155	1,942,114
Comcast Corp. Class A (Media)		75,634	2,943,675
Liberty Global PLC Class C (Media)	(a)	38,510	1,200,742
Live Nation Entertainment, Inc. (Media)	(a)	97,022	3,381,217
Twenty-First Century Fox, Inc. Class A (Media)		94,437	2,676,345
Viacom, Inc. Class B (Media)		94,299	3,165,617
Target Corp. (Multiline Retail)		31,536	1,649,017
Coach, Inc. (Textiles, Apparel & Luxury Goods)		80,939	3,831,652

			42,913,080

CONSUMER STAPLES – 3.1%
Conagra Brands, Inc. (Food Products)		45,341	1,621,394
Mondelez International, Inc. Class A (Food Products)		80,164	3,462,283
Turning Point Brands, Inc. (Tobacco)	(a)	52,504	805,411

			5,889,088

ENERGY – 6.3%
Halliburton Co. (Energy Equip. & Svs.)		52,129	2,226,430
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		74,905	1,512,332
ProPetro Holding Corp. (Energy Equip. & Svs.)	(a)	90,084	1,257,573
Arch Coal, Inc. (Oil, Gas & Consumable Fuels)		13,242	904,429
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	30,730	993,501
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		79,820	2,258,906
Royal Dutch Shell PLC Class A – ADR (Oil, Gas & Consumable Fuels)		52,221	2,777,635

			11,930,806

FINANCIALS – 14.3%
Bank of America Corp. (Banks)		153,071	3,713,502
BB&T Corp. (Banks)		42,591	1,934,057
Citigroup, Inc. (Banks)		29,630	1,981,654
JPMorgan Chase & Co. (Banks)		39,687	3,627,392
PNC Financial Services Group, Inc. / The (Banks)		29,562	3,691,407
Goldman Sachs Group, Inc. / The (Capital Markets)		19,308	4,284,445
Morgan Stanley (Capital Markets)		54,041	2,408,067
TPG Pace Holdings Corp. (Capital Markets)	(a)	135,330	1,388,486
MetLife, Inc. (Insurance)		74,414	4,088,305

			27,117,315

HEALTH CARE – 12.2%
Biogen, Inc. (Biotechnology)	(a)	8,521	2,312,259
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	30,044	2,728,596
Shire PLC – ADR (Biotechnology)		15,343	2,535,738
Cigna Corp. (Health Care Providers & Svs.)		20,406	3,415,760
Allergan PLC (Pharmaceuticals)		12,384	3,010,427

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Bristol-Myers Squibb Co. (Pharmaceuticals)		50,161	$2,794,971
Merck & Co., Inc. (Pharmaceuticals)		36,320	2,327,749
Mylan NV (Pharmaceuticals)	(a)	38,490	1,494,182
Pfizer, Inc. (Pharmaceuticals)		72,402	2,431,983

			23,051,665

INDUSTRIALS – 9.8%
Orbital ATK, Inc. (Aerospace & Defense)		19,666	1,934,348
United Technologies Corp. (Aerospace & Defense)		19,693	2,404,712
Mobile Mini, Inc. (Commercial Svs. & Supplies)		46,841	1,398,204
Eaton Corp. PLC (Electrical Equip.)		19,665	1,530,527
General Electric Co. (Industrial Conglomerates)		65,353	1,765,185
Ryder System, Inc. (Road & Rail)		19,013	1,368,556
Schneider National, Inc. Class B (Road & Rail)		100,162	2,240,624
Union Pacific Corp. (Road & Rail)		25,827	2,812,819
Univar, Inc. (Trading Companies & Distributors)	(a)	106,805	3,118,706

			18,573,681

INFORMATION TECHNOLOGY – 23.5%
Infinera Corp. (Communications Equip.)	(a)	198,294	2,115,797
Juniper Networks, Inc. (Communications Equip.)		75,240	2,097,691
Benchmark Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	63,226	2,042,200
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		53,373	1,849,908
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		54,211	2,180,366
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	3,657	3,323,226
CSRA, Inc. (IT Svs.)		67,447	2,141,442
Cavium, Inc. (Semiconductors & Equip.)	(a)	26,400	1,640,232
Versum Materials, Inc. (Semiconductors & Equip.)		78,266	2,543,645
Fortinet, Inc. (Software)	(a)	57,909	2,168,113
Guidewire Software, Inc. (Software)	(a)	32,117	2,206,759
Microsoft Corp. (Software)		51,723	3,565,266
Oracle Corp. (Software)		63,757	3,196,776
PTC, Inc. (Software)	(a)	42,191	2,325,568
Verint Systems, Inc. (Software)	(a)	61,704	2,511,353
Apple, Inc. (Tech. Hardware, Storage & Periph.)		31,058	4,472,973
BlackBerry Ltd. (Tech. Hardware, Storage & Periph.)	(a)	106,570	1,064,634
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)		114,281	3,199,868

			44,645,817

MATERIALS – 4.5%
Monsanto Co. (Chemicals)		11,291	1,336,403
Sealed Air Corp. (Containers & Packaging)		41,899	1,875,399
Constellium NV Class A (Metals & Mining)	(a)	102,903	710,031
Rio Tinto PLC – ADR (Metals & Mining)		46,069	1,949,179
United States Steel Corp. (Metals & Mining)		64,281	1,423,181
Warrior Met Coal, Inc. (Metals & Mining)		69,738	1,194,612

			8,488,805

REAL ESTATE – 1.2%
CoreCivic, Inc. (Equity Real Estate Investment Trusts)		82,103	2,264,401

UTILITIES – 1.4%
PG&E Corp. (Electric Utilities)		40,233	2,670,264

Total Common Stocks (Cost $165,065,879)			$187,544,922

21	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Money Market Funds – 1.5%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		2,763,199	$2,763,199

Total Money Market Funds (Cost $2,763,199)			$2,763,199

Total Investments – 100.4% (Cost $167,829,078)	(b)		$190,308,121
Liabilities in Excess of Other Assets – (0.4)%			(664,991)

Net Assets – 100.0%			$189,643,130

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

22

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio)

Objective/Strategy

The ON International Equity Portfolio (formerly the International Portfolio) seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of June 30, 2017

Average Annual returns
One year	19.46%
Five years	4.73%
Ten years	-0.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.02% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the ON International Equity Portfolio (formerly the International Portfolio) returned 16.15% versus 13.81% for its current benchmark, the MSCI EAFE Index (Net – USD), and 14.10% for its former benchmark, the MSCI All Country World Ex-USA Index (Net – USD).

For the period from January 1, 2017 to April 30, 2017 (the “first four-month period”), the Portfolio was known as the International Portfolio, was sub-advised by Federated Global Investment Management Corp. (“Federated Global”), and utilized the MSCI All Country World Ex-USA Index (Net – USD) as its benchmark. During the first four-month period, the Portfolio returned 12.95% versus 10.17% for the MSCI All Country World Ex-USA Index (Net – USD).

For the period from May 1, 2017 to June 30, 2017 (the “latter two-month period”), the Portfolio was sub-advised by Lazard Asset Management, LLC (“Lazard”). During this period, the Portfolio was managed with the strategy of investing primarily in equity securities, principally common stocks, of relatively large non-US companies with market capitalization in the range of companies included in the MSCI EAFE Index (Net – USD) that the Lazard portfolio managers believe are undervalued based on their evaluation of a company’s earnings, cash flow or asset values. During the latter two-month period, the Portfolio returned 2.83% versus 3.49% for its current benchmark.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Federated Global: During the first four-month period, global equity market performance was broadly positive. Faster global growth outside the U.S. and an improved price inflation outlook led to a continue

d broad market rally. Global economic indicators, such as the Global Manufacturing PMI, rose significantly, hitting a three year high in February due to pronounced improvements in both developed and emerging markets growth expectations. Two key allocations that contributed to performance during the period were overweight positions to emerging markets (EM) and the Euro Area. As measured by the MSCI Emerging Markets Index (Net – USD), Emerging Markets strongly led the period, rising 13.88%. The Euro Area, as measured by the MSCI Euro (Net – USD) index, outperformed most non-U.S. equity indices, climbing 12.81%. Developed non-U.S. markets, as measured by the MSCI EAFE Index (Net – USD), climbed 9.97%, exceeding the return of the MSCI USA Index (Net – USD).

There were several key geopolitical risks that affected performance during the first four-month period, including the following: (1) UK’s Article 50 notification, i.e. “Brexit,” where the Portfolio maintained an underweight to the U.K.; (2) the new U.S. Presidential administration; (3) currency and commodity volatility coupled with U.S. dollar volatility; (4) the trajectory for U.S. growth and debate over the timing and size of Federal reserve tightening, (5) diminishing concerns about China’s economy and signs of stabilization in the global growth outlook, and (6) geopolitical risks events, including the French election outcome that boosted returns in the Euro Area, where the Portfolio maintained an overweight.(1)

Lazard: The Portfolio aims to outperform its benchmark by approximately 200 to 300 basis points over a full market cycle (typically three to five years) with a consistent pattern of performance. Historically, the strategy has added more value versus the benchmark when markets are fundamentally driven in both down markets and moderately rising markets as opposed to low-quality-led rapidly rising markets. Overall, the Lazard portfolio management team remains confident in continuing to focus on stock selection and seeking to find stocks with sustainably high or improving returns trading at attractive valuations.

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Federated Global: Top contributors for the first four-month period were overweight positions in Sweden and Denmark, driven by both stock and country selection. The third top contributor was an underweight to United Kingdom, where stock and country selection both assisted. Top detractors were the Portfolio’s underweight positions in France, China, and Mexico.(1)

For the first four-month period, sector allocation contributed 0.77% to relative performance. This compares to a contribution to relative performance of 2.25% from stock selection within sectors. Stock selection within Industrials and Financials were the biggest sector contributors. The largest sector detractor was stock selection within Utilities.(1)

Lazard: The largest contributor for the latter two-month period was stock selection within the Real Estate sector. The primary detractor was stock selection within Consumer Staples, followed by both weighting and stock selection in Health Care and stock selection within Telecommunication Services.(1)

23	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio) (Continued)

Q. Were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance?

A. Federated Global: The Portfolio’s allocation to European equities was the most significant contributor to performance during the first four-month period, where both stock selection and country allocation were positive. Within Europe, the decision to overweight northern Europe, including Sweden, Denmark, Austria and the Netherlands, and underweighting the United Kingdom contributed positively to performance. The Portfolio did not have any stocks in France, which detracted from performance; however, the overall overweight allocation to the Euro Area benefited performance.(1)

Lazard: The Portfolio’s performance during the latter two-month period was achieved against a backdrop in which the drivers of equity performance shifted, as investors focused more on individual company fundamentals rather than on macroeconomic trends. Between June 2016 and January 2017, investors bid up lower-quality equities as global growth strengthened, central banks mostly remained accommodative, and United States initiatives on taxes, regulations, and fiscal spending seemed imminent, raising expectations for improving global growth. During the second quarter of 2017, however, investors began to notice the widening gap between stock prices and actual earnings in some cyclical sectors. Higher quality stocks in this environment outperformed those of lower quality, though by a small margin. While the strategy’s relative performance has improved since January 2017, as the market has re-focused on company fundamentals, the latter two-month measurement period has resulted in a short-term modest underperformance relative to the new benchmark.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Federated Global: The top three contributors for the first four-month period were Vestas Wind Systems A/S (29 basis points), Volvo AB (28 basis points) and Disco Corp. (24 basis points). The period’s European area economic recovery was a key positive contributor for the Industrial companies in the Portfolio. European industrials outperformed in the period, including Vestas Wind Systems A/S, which had a strong order intake during the period, and Volvo AB, which also saw positive growth in order demand in both Europe and in China due to robust construction activity. As in the United States, Information Technology companies had a strong performance during the period, and Disco Corp., specifically, had favorable demand from 3D NAND applications and a positive product mix.(1)

The top three detractors were Statoil ASA (-20 basis points), Deutsche Telekom AG (-15 basis points), and Hennes & Maurtiz AB (-14 basis points). Despite the ongoing economic recovery in Europe, oil prices slid during the reporting period, which negatively impacted Statoil ASA.(1)

Lazard: Stock selection in the Consumer Staples sector detracted from relative returns during the latter two-month period, as shares of Dutch global supermarket operator Ahold Delhaize (which was sold during the quarter) fell on the news that Amazon.com, Inc. would be buying United States supermarket chain Whole Foods Market, Inc. This acquisition increases uncertainty about the size of the profit pool for the United States grocery industry, as Amazon.com, Inc. focuses on lower prices in order to build loyalty at the expense of profits. Stock selection in the Health Care sector also hurt relative returns as British global specialty pharmaceutical manufacturer Shire PLC underperformed. The company offers an attractive mix of treatments for rare diseases. This gives it critical pricing power, which is increasingly challenging to find in global pharmaceuticals. We believe the market remains skeptical about the company’s ability to integrate Baxalta and pay down the debt incurred to fund the acquisition. The company’s fundamentals remain strong and the valuations are very attractive in our view. We continue to own a significant position in the stock. In the Telecommunication Services sector, shares of British phone and broadband company BT Group PLC declined on a weaker outlook and a lowered dividend growth target. Lastly, low exposure to the strong performing Utilities sector was dilutive to relative returns.(1)

In contrast, shares of Japanese real estate developer Daiwa House Industry Co. Ltd. performed well on an increased dividend, and as results highlighted strong growth in commercial facilities and logistics. Stock selection in the Financials sector also helped relative returns, as shares of Italian bank UniCredit SpA beat expectations in all business lines. Elsewhere, shares of United Kingdom-based health insurance exchange provider Aon PLC rose on results that highlighted better than expected organic growth, as well as on the announcement of a new plan to reduce costs. Within the Industrials sector, shares of Irish discount airline Ryanair Holdings PLC - ADR rose on strong results and on the announcement of a new stock buyback program. Lastly, low exposure to Asia ex-Japan, which underperformed the market, was beneficial to relative returns.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio used equity index futures during the first four-month period to assist in managing country weights and cash in the Portfolio. The Portfolio chose equity index futures that were liquid and were related to equity markets that were viewed as attractive. The net effect of equity index futures was minimal during the first four-month period; a slight detraction of 2 basis points. No derivative instruments or IPOs were used during the latter two-month period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

24	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Portfolio’s benchmark was changed from MSCI All Country World Ex-USA Index (Net-USD) to MSCI EAFE Index (Net-USD) effective May 1, 2017. The change in the benchmark was made because the MSCI EAFE Index (Net-USD) better reflects the style of the strategy utilized by the current sub-adviser.

The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for the MSCI EAFE Index (Net-USD) include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 23 developed and 24 emerging market country indices and excludes the impact of the United States. The returns for the MSCI All Country World Ex-USA Index (Net-USD) include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4) (5)	98.8
Money Market Funds
Less Net Liabilities	1.2

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Prudential PLC	3.5
2. Novartis AG	3.2
3. British American Tobacco PLC	3.1
4. Daiwa House Industry Co. Ltd.	3.1
5. Valeo SA	2.7
6. Shire PLC	2.7
7. SAP SE	2.7
8. Royal Dutch Shell PLC	2.5
9. Vinci SA	2.4
10. Aon PLC	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
United Kingdom	18.7
Japan	17.8
France	11.8
Switzerland	6.3
Netherlands	5.3
Canada	4.4
Sweden	4.0
Ireland	3.6
Germany	3.6
Australia	3.1

25	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio) (Continued)

(5)	Sectors (Common Stocks):

% of Net Assets
Industrials	19.3
Financials	19.2
Consumer Discretionary	13.6
Consumer Staples	11.9
Health Care	9.2
Energy	7.0
Information Technology	6.3
Telecommunication Services	4.4
Materials	3.8
Real Estate	3.1
Utilities	1.0

98.8

26

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 98.8%		Shares	Value
United Kingdom – 18.7%
Aon PLC		25,800	$3,430,110
British American Tobacco PLC	(c)	70,645	4,813,954
BT Group PLC	(c)	343,077	1,319,213
ConvaTec Group PLC	(a)(b)(d)	415,550	1,727,616
Diageo PLC	(c)	78,283	2,313,399
Howden Joinery Group PLC	(c)	209,635	1,112,070
Informa PLC	(c)	182,853	1,594,913
Provident Financial PLC	(c)	21,879	693,928
Prudential PLC	(c)	232,147	5,328,645
RELX PLC	(c)	148,663	3,213,646
Unilever PLC	(c)	58,982	3,191,980

			28,739,474

Japan – 17.8%
ABC-Mart, Inc.	(c)	25,300	1,490,984
Daiwa House Industry Co. Ltd.	(c)	137,200	4,695,749
Don Quijote Holdings Co. Ltd.	(c)	88,400	3,358,741
Hoshizaki Corp.	(c)	13,000	1,179,500
Isuzu Motors Ltd.	(c)	184,800	2,294,729
Kao Corp.	(c)	27,110	1,611,914
KDDI Corp.	(c)	76,000	2,010,019
Makita Corp.	(c)	62,300	2,307,219
Seven & I Holdings Co. Ltd.	(c)	36,200	1,493,773
Sony Corp.	(c)	83,300	3,177,374
Sumitomo Mitsui Financial Group, Inc.	(c)	66,900	2,612,073
United Arrows Ltd.	(c)	32,000	1,039,529

			27,271,604

France – 11.8%
Air Liquide SA	(c)	22,165	2,739,503
Airbus SE	(c)	15,815	1,305,140
Capgemini SE	(c)	32,639	3,371,688
Cie Generale des Etablissements Michelin	(c)	21,508	2,862,584
Valeo SA	(c)	61,848	4,161,063
Vinci SA	(c)	42,273	3,605,949

			18,045,927

Switzerland – 6.3%
Julius Baer Group Ltd.	(c)	29,349	1,550,691
Novartis AG	(c)	58,255	4,865,842
Wolseley PLC	(c)	52,310	3,210,667

			9,627,200

Netherlands – 5.3%
Koninklijke KPN NV	(c)	395,963	1,267,304
Royal Dutch Shell PLC	(c)	144,755	3,845,952
Wolters Kluwer NV	(c)	70,560	2,984,189

			8,097,445

Canada – 4.4%
Bank of Montreal		51	3,745
Canadian National Railway Co.		26,800	2,174,503
National Bank of Canada		47,144	1,982,389
Suncor Energy, Inc.		88,300	2,579,956

			6,740,593

Sweden – 4.0%
Assa Abloy AB	(c)	148,529	3,273,796
Nordea Bank AB	(c)	226,388	2,883,374

			6,157,170

Ireland – 3.6%
Medtronic PLC		38,090	3,380,487
Ryanair Holdings PLC – ADR	(a)	19,500	2,098,395

			5,478,882

Common Stocks (Continued)		Shares	Value
Germany – 3.6%
Deutsche Post AG	(c)	35,933	$1,348,862
SAP SE	(c)	39,322	4,115,886

			5,464,748

Australia – 3.1%
BHP Billiton PLC	(c)	205,337	3,145,906
Caltex Australia Ltd.	(c)	64,404	1,563,940

			4,709,846

United States – 2.7%
Shire PLC	(c)	75,029	4,137,018

Belgium – 2.6%
Anheuser-Busch InBev SA/NV	(c)	25,839	2,853,878
KBC Group NV	(c)	15,831	1,200,290

			4,054,168

Norway – 2.5%
Statoil ASA	(c)	99,297	1,646,557
Telenor ASA	(c)	128,039	2,124,198

			3,770,755

Denmark – 2.4%
AP Moller – Maersk A/S	(c)	875	1,761,823
Carlsberg A/S	(c)	18,281	1,953,605

			3,715,428

Italy – 1.6%
UniCredit SpA	(a)(c)	129,450	2,424,758

Singapore – 1.5%
DBS Group Holdings Ltd.	(c)	155,900	2,346,415

Finland – 1.5%
Sampo Oyj	(c)	45,588	2,338,920

Taiwan – 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR		62,800	2,195,488

Luxembourg – 1.3%
RTL Group SA	(c)	12,917	975,867
Tenaris SA	(c)	70,054	1,093,804

			2,069,671

Brazil – 1.0%
BB Seguridade Participacoes SA		183,300	1,585,181

Spain – 1.0%
Red Electrica Corp. SA	(c)	71,574	1,497,357

Turkey – 0.7%
Turkiye Garanti Bankasi AS	(c)	409,226	1,139,022

Total Common Stocks (Cost $147,852,995)			$151,607,070

Money Market Funds – 3.4%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		5,184,380	$5,184,380

Total Money Market Funds (Cost $5,184,380)			$5,184,380

Total Investments – 102.2% (Cost $153,037,375)	(e)		$156,791,450
Other Liabilities in Excess of Assets – (2.2)%			(3,358,673)

Net Assets – 100.0%			$153,432,777

27	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (formerly the International Portfolio) (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2017, the value of these securities totaled $1,727,616, or 1.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $130,449,200, or 85.0% of the Portfolio’s net assets.

(d)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,727,616, or 1.1% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

28

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio)

Objective/Strategy

The ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) seeks long-term growth of capital by investing at least 80% of its assets in foreign securities.

Performance as of June 30, 2017

Average Annual returns
One year	17.90%
Five years	8.54%
Ten years	1.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.09% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) returned 14.54% versus 14.10% for its new benchmark, the MSCI All Country World Ex-USA Index (Net - USD), and 15.38% for its former benchmark, the MSCI ACWI Ex USA SMID Cap Index (Net - USD).

For the period from January 1, 2017 to April 30, 2017 (the “first four-month period”), the Portfolio was known as the International Small-Mid Company Portfolio, was sub-advised by Federated Global Investment Management Corp. (“Federated Global”), and utilized the MSCI ACWI Ex USA SMID Cap Index (Net - USD) as its benchmark. During the first four-month period, the Portfolio returned 12.77% versus 11.70% for the MSCI ACWI Ex USA SMID Cap Index (Net - USD).

For the period from May 1, 2017 to June 30, 2017 (the “latter two-month period”), the Portfolio was sub-advised by Templeton Global Advisors Limited (“Templeton”). During this period, the Portfolio was managed with the strategy of investing in common stock and other equity securities of companies located outside the United States, including those in emerging markets, without respect to a company’s capitalization. Previously, the investments made were primarily in small- and mid-capitalization companies within the total market capitalization of stocks included in the Portfolio’s previous benchmark. With the restriction on company capitalization lifted, the new benchmark became the MSCI All Country World ex-USA Index (Net - USD). During the latter two-month period period, the Portfolio returned 1.57% versus 3.57% for its new benchmark.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Federated Global: The outperformance during the first four-month period can almost entirely be attributed to positive stock selection, which accounted for roughly 97% of the outperformance.(1)

Given the uncertain international outlook, where markets are being impacted more and more by central bank policies and geopolitical activities, the Federated Global team made the decision to reduce some of the larger sector and country exposures from the prior year. The idea was to have stock selection be the largest driver of the Portfolio’s performance, and that is evidenced in this result.(1)

Templeton: Although stocks sustained upward momentum through the bulk of the latter two-month period, market leadership reverted to defensive, growth-oriented issues following the cyclical value rally of 2016. The market’s increasingly defensive posture was consistent with mixed global economic and political news flow. Investors focused primarily on positive factors, which included resilient corporate earnings, receding political anxiety and a gathering economic recovery in Europe. The period opened with a reduction in political uncertainty in Europe after pro-European centrist candidate Emmanuel Macron defeated his right-wing nationalist opponent in the French presidential election. A subsequent victory in parliamentary elections gave his upstart En Marche party a decisive majority and mandate to pursue market-friendly structural reforms in France. Europe’s other main election during the period, a snap election called by United Kingdom (“U.K.”) Prime Minister Theresa May in a bid to consolidate her leadership ahead of Brexit negotiations, backfired drastically, with Ms. May’s Conservative Party losing its parliamentary majority and cobbling together an uneasy coalition with the Democratic Unionist Party of Northern Ireland. European economic indicators continued to suggest a firming regional recovery, with gross domestic product growth accelerating, the purchasing managers’ index hitting a six-year high and unemployment falling to its lowest level since the global financial crisis. The United States (“U.S.”) Federal Reserve raised its target interest rate in June for the third time in the past six months and set out a plan to gradually shrink its balance sheet despite low inflation and mixed economic data. Longer maturity interest rates failed to respond, and the flattening yield curve suggested to us the market remained cautious about the U.S. economic outlook. Lack of legislative progress on President Trump’s pro-growth reform agenda and continued political tensions and distractions underscored such caution, contributing to the International Monetary Fund’s decision to downgrade its U.S. growth forecasts. In Asia, independent credit ratings agency Moody’s Investors Service surprised investors by downgrading China’s sovereign credit rating. Moody’s analysts noted that the Chinese government was proceeding too slowly with reforms to rebalance the country’s economy and reduce debt, to which the government responded that Moody’s underestimates its commitment to reform. Also in the region, the Japanese government upgraded its assessment of the country’s economy amid stronger investment and consumer spending, North Korea continued with provocative missile tests, and South Koreans elected a new president who advocated a softer approach to its northern neighbors. Elsewhere, Brazil again descended into crisis after tapes were released alleging to show the president, who has promised to snuff out corruption, endorsing the payment of hush money to a politician serving jail time. Oil declined during the period, as concerns about excess supply overshadowed an agreement by the Organization of the Petroleum Exporting Countries (“OPEC”) to extend production cuts.

29	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Continued)

Anomalous market conditions have also contributed to recent performance headwinds for Templeton and other active managers. We believe monetary policy has never been so loose and experimental, artificially depressing the price of money and skewing the risk-free rate (and therefore the assets that are priced off of it). Global debt levels have never been so high, generating a flood of liquidity that has saturated many financial assets. Political tensions remain elevated, and policymakers may struggle to turn pro-growth campaign promises into actual legislation. Meanwhile, we believe stocks have become commoditized into “factor buckets,” and are thought of today not as ownership stakes in long-term, cash-generating businesses, but instead as high-or-low-beta, high-or-low-quality, defensive-or-aggressive, risk-on-or-off, etc. In our opinion, these are all unusual conditions that create additional challenges for fundamentally oriented security analysts. Yet, it is our belief that all of these trends are temporary, as price eventually converges with value over time and a healthy market needs investors with the ability to facilitate price discovery. After a long, fallow period for active value investors, we were encouraged by 2016’s value rally and, despite the more recent pull-back, anticipate a supportive environment for value investing over our long-term horizon.

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Federated Global: The most significant sector-level results for the first four-month period were:

•	Stock selection in Industrials added 93 basis points.

•	Stock selection in Health Care added 84 basis points.

•	Stock selection in Financials added 38 basis points.

•	Stock selection in Telecommunications Services added 36 basis points.(1)

Templeton: Overall, the Portfolio’s performance relative to its new benchmark, the MSCI All Country World ex-USA Index (Net - USD), benefited from stock selection during the latter two-month period, although support from stock-picking was offset by unfavorable sector allocations.(1)

Energy was the Portfolio’s most significant detractor, accounting for most of the Portfolio’s sector-level underperformance. In this case, both stock-specific weakness and an unfavorable overweighting detracted during a period when oil briefly fell into bear market territory amid the worst start to a year for the commodity since 1997. Nevertheless, we believe the current pessimism in oil markets is misplaced, and we view near-term concerns about rising North America supply as overblown in the context of our long-term investment outlook. The rise in U.S. inventories is partially a seasonal event, and we expect some drawdown of stockpiles in the second half of 2017, countering the perception of a supply glut. In any event, more comprehensive data on global inventories paint the picture of a much tighter market than the one suggested by U.S. data. We could also begin to see falling output from North American shale fields if sustained low prices discourage investment in future production. Financial speculation has further pressured oil, with net positioning in futures markets revealing one of the highest levels of short trades on record, a potential contrarian indicator. We also observe that geopolitical relations among the world’s largest oil producers are mostly stable, with compliance to OPEC production cuts above 100% and Russia apparently making good on its pledge to constrain output in line with OPEC. Finally, the world’s largest oil producer, Saudi Arabia, is preparing to conduct an initial public offering (IPO) of one of the world’s most valuable companies, Saudi Arabian Oil (commonly known as Saudi Aramco). Riyadh, the capital of Saudi Arabia, seems to hope to maximize proceeds from this historic IPO, and has every incentive to wish for a more buoyant price environment. With oil stocks, on average, trading near their lowest relative price-to-book levels in the last 90 years, we continue to find what we consider compelling contrarian bargains in this sector.(1)

In Health Care, stock selection weighed on relative performance, but the Portfolio’s overweighted position positively contributed to relative performance, as the sector recovered from oversold conditions prompted by election-cycle political rhetoric in the U.S., a major market for most drugmakers. Our analysis indicates that the defensive growth prospects of the entire health care sector remain materially undervalued amid excessive political concerns, and we continue to find sufficient bottom-up bargains to justify an overweighted allocation. Within the sector, we continue to favor innovative companies we feel have portfolios of high-margin, long-duration products that are facing little competition or demonstrable advantages over existing therapies.(1)

Turning to contributors, stock selection and an underweight in Financials boosted relative performance. Sector outperformance during the latter two-month period was led by European and Asian lenders, which offered more exposure to tailwinds associated with the French election outcome than the headwinds stemming from doubts about the viability of the global reflation trade. We are encouraged by the continued progress in the European banking sector more generally, where earnings revisions have returned to a positive trajectory, regulatory capital has been largely rebuilt and the bulk of post-crisis re-regulation efforts are now complete. As economic data have picked up and risky political events been favorably resolved, demand for credit has increased. Indeed, private loan growth is steadily rising in Europe, with favorable implications for bank earnings. Yet, it is our belief little of this good news has made it into the price of European bank shares, which continue to look undervalued to us based on price-to-earnings ratio, price-to-book value and dividend yields, both relative to their own history and to their U.S. peers. In Asia, South Korean banks rallied strongly amid signs that a new government would deliver fiscal stimulus, reform the rigid corporate chaebol (large, mostly family-owned conglomerates) structure and normalize economic ties with China. Prospects for improving corporate governance and political stability have combined with rising interest rates and genuine economic growth to benefit the banking sector in emerging Asia, more generally.(1)

Stock selection also drove outperformance in the Telecommunication Services, Industrials and Consumer Discretionary sectors.(1)

For the latter two-month period, the U.S. dollar rose in value relative to many currencies in which the Portfolio’s investments were traded. As a result, performance was negatively affected by securities with non-U.S. currency exposure.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Federated Global: The top three contributors during the first four-month period were as follows:

Ipsen SA, which added 75 basis points, provided mid-term guidance through 2020 that was above market expectations. In addition to better visibility, growth continues to accelerate in its high margin oncology drug.(1)

30	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Continued)

Rheinmetall AG supplied 53 basis points on expectations of an increase to the German Defense budget that has led to upgraded growth expectations for Rheinmetall’s Defense division. Their other division, automotive, continues to report better than expected profit margins.(1)

Nexteer Automotive Group Ltd., an electric power steering company, contributed 38 basis points by successfully diversifying away from its United States customer base and increasing penetration into the Chinese auto market. They also teamed up with Continental in developing advanced driver assistance systems (ADAS) products.(1)

The top three detractors were as follows:

Precision Drilling Corp detracted 23 basis points. The company is a Canadian oilfield driller with high leverage, which makes it a high beta play on the price of oil. The pullback in oil, along with declining United States rig count expectations for the second half of 2017, led to a rotation out of Precision Drilling.(1)

Mando Corp, which subtracted 20 basis points, is a Korean auto parts company. The Company has large exposure to the Hyundai automotive group, which is caught up in a political firestorm between China and South Korea over the U.S. deployment of defense missiles in Korea. To reduce exposure to Hyundia and Kia China auto sales, Mando has successfully carried out more sales to Chinese Original Equipment Manufacturers (OEMs).(1)

Whitecap Resources, Inc. deducted 18 basis points. Similar to Precision Drilling Corp, WhiteCap is a Canadian exploration and production company that has been impacted by lower oil prices and sector rotation.(1)

Templeton: The top three contributors for the latter two-month period were as follows:

Korea Investment Holdings Co. Ltd. - The company’s shares rose over the period amid signs that a new government in South Korea would deliver fiscal stimulus, reform the rigid corporate chaebol structure (large, mostly family-owned conglomerates) and normalize economic ties with China. Specific to the company, a swing to profitability in the first quarter of 2017 and expectations of continued earnings improvements led to an upgrade cycle among Wall Street analysts. The company continues to benefit from stronger affiliate income from investment banking, trading and asset management, which have helped offset a structural decline in brokerage commissions and lower net interest income attributable to falling interest rates. Although the stock remains a hold with additional upside potential, we are monitoring the position closely for profit-taking opportunities after strong share price performance.(1)

Standard Chartered PLC - Shares rallied after the company’s chief executive officer said the firm was preparing to pay the first dividend in more than two years following a significant strengthening of its financial position. Indeed, under new CEO Bill Winters, Standard Chartered PLC has been aggressive in de-risking its balance sheet and controlling costs, resulting in a more resilient and conservatively managed bank. Such measures have come at the expense of near-term revenue and profitability, and the stock consequently remains exceedingly cheap based on price-to-tangible book value, in our analysis. For patient investors, we continue to believe Standard Chartered PLC represents excellent long-term value given its prudent restructuring initiatives and attractive market position in emerging markets with high gross domestic product growth rates.(1)

SoftBank Group Corp. - Shares of the Japanese mobile operator and technology conglomerate rose to the highest levels in nearly two decades after the firm’s majority-owned U.S. telecommunications subsidiary, Sprint Corp., reported better-than-expected sales and subscriber growth. The higher share price also reflected rising optimism that Softbank Group Corp. may be able to execute a long-desired merger between Sprint Corp. and another major U.S. mobile operator, T-Mobile U.S., under a new Republican administration. Elsewhere at SoftBank Group Corp., the core Japanese telecommunications business is providing strong, stable free cash flow; Chinese technology subsidiary Alibaba Group Holding Ltd. continues to realize outsized growth; and the newly acquired U.K. semiconductor manufacturer ARM Holdings plc, while expensive and value-destructive in the near term, in our view, offers another exciting long-term growth driver. SoftBank Group Corp.’s stock remains excessively cheap on a sum-of-the-parts basis, in our analysis.(1)

The top three detractors were as follows:

Petrofac Limited - Shares of U.K. based oilfield services firm Petrofac Limited declined sharply after the U.K.’s Serious Fraud Office (“SFO”) launched an investigation into bribery allegations related to the firm’s past relationship with controversial Monaco-based consultancy Unaoil. While we had been constructive on the stock given its healthy pipeline of outstanding bids, strategic refocus on core assets, and prudent balance sheet deleveraging, the escalating fraud investigation seems to us a thesis changer. Over the past three years, nearly all of the SFO’s investigations have led to charges being filed. Of particular concern, the executives currently running Petrofac Limited also ran the company when the alleged improprieties occurred. Any legal action against these individuals could materially impact Petrofac Limited’s ability to win new business, without which the company’s financial situation is tenuous. A change in circumstances requires a reassessment of the new reality, and we decided to liquidate our stake in Petrofac Limited given the rising risk profile.(1)

Eldorado Gold Corp. (“Eldorado”) - The company’s shares fell due to a weaker gold price and a few company-specific developments, including lower production from its flagship Kisladag mine in Turkey, a seemingly fully priced mine acquisition in Canada and news that the Greek Ministry of Energy and Environment had initiated arbitration proceedings against Eldorado’s Greek subsidiary to ensure compliance with local permits. We believe the lower production from Kisladag is temporary and merely delays - not impairs - the economics of the mine; we view the Canadian acquisition as something that could add value to the company given major tax synergies and significant exploration optionality in this attractive jurisdiction; and we believe the Greek proceedings are politically motivated and unlikely to derail the development efforts of the largest foreign investor in a country experiencing a debt crisis. More generally, Eldorado features a strong balance sheet and remains one of the cheapest, lowest-cost, longest-life, and highest-growth gold miners in the world.(1)

UCB S.A. - Shares of the Belgian biotechnology firm slumped after a U.S. study of an osteoporosis drug it is developing in partnership with Amgen, Inc. raised concerns about heart safety that could delay the drug’s approval in the U.S. Although such news is disappointing, with the pipeline discounted, we still have good exposure to the potential success of “lower risk,” newly launched drugs. Moreover, with the threat of generic competition fading for UCB S.A. and evidence of an improved product mix in its future drug portfolio, we believe market confidence should return, supporting the share price.(1)

31	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Continued)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Federated Global: During the first four-month period, the Portfolio bought a short euro forward contract to partially mitigate the large overweight to the Euro currency. As the euro currency appreciated during the period, the currency contract detracted 7 basis points from performance.(1)

The Portfolio participated in four IPO’s during the period. Those IPO’s generated a positive contribution of 10 basis points to performance. Below is a breakdown of each IPO’s contribution:

•	Canada Goose Holdings Inc., 39.75% base return, 4 basis points contribution,

•	Galenica Sante Ag, 12.50% base return, 3 basis points contribution,

•	X-Fab Silicon Foundries SE, 2.43% base return, 2 basis points contribution,

•	Keane Group Inc., 15.20% base return, 1 basis points contribution.(1)

Templeton Global: No derivatives were used, nor were there IPOs that impacted performance during the latter two-month period.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Portfolio’s benchmark was changed from MSCI ACWI Ex USA SMID Cap Index (Net-USD) to MSCI All Country World Ex-USA Index (Net-USD) effective May 1, 2017. The change in the benchmark was made because the MSCI All Country World Ex-USA Index (Net-USD) better reflects the style of the strategy utilized by the current sub-adviser.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index (ACWI) consists of 23 developed and 24 emerging market country indices and excludes the impact of the United States. The returns for the MSCI ACWI ex USA Index (Net-USD) include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

The MSCI ACWI Ex USA SMID Cap Index captures mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries. With over 5,000 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S dollar denomination.

32	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4) (5)	95.0
Money Market Funds
Less Net Liabilities	5.0

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Samsung Electronics Co. Ltd.	3.7
2. SoftBank Group Corp.	2.7
3. BP PLC	2.6
4. Royal Dutch Shell PLC	2.3
5. Roche Holding AG	2.3
6. Baidu, Inc. – ADR	2.3
7. Teva Pharmaceutical Industries Ltd. – ADR	2.2
8. Standard Chartered PLC	2.2
9. Hana Financial Group, Inc.	2.1
10. Sanofi	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
United Kingdom	15.9
South Korea	10.0
Japan	10.0
France	8.1
Netherlands	7.5
China	6.9
Germany	6.5
Canada	6.2
Switzerland	4.1
Taiwan	3.2

(5)	Sectors (Common Stocks):

% of Net Assets
Financials	22.5
Health Care	16.5
Energy	12.9
Information Technology	10.9
Telecommunication Services	8.9
Industrials	7.5
Consumer Discretionary	7.0
Materials	6.8
Consumer Staples	2.0

95.0

33

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 95.0%		Shares	Value
United Kingdom – 15.9%
Aviva PLC	(c)	133,720	$917,234
BAE Systems PLC	(c)	138,240	1,141,209
Barclays PLC	(c)	319,800	845,798
BP PLC	(c)	358,270	2,067,996
Capita PLC	(c)	47,485	427,911
Cobham PLC	(c)	322,840	545,198
HSBC Holdings PLC	(c)	153,530	1,425,060
Johnson Matthey PLC	(c)	17,600	658,708
Kingfisher PLC	(c)	211,720	829,288
Rolls-Royce Holdings PLC	(c)	42,650	494,681
SIG PLC	(d)	368,740	713,674
Standard Chartered PLC	(a)(c)	171,100	1,732,936
Vodafone Group PLC	(c)	233,940	664,378

			12,464,071

South Korea – 10.0%
Dongbu Insurance Co. Ltd.	(c)	9,026	536,397
Hana Financial Group, Inc.	(c)	42,130	1,663,819
Hyundai Mobis Co. Ltd.	(c)	4,623	1,010,642
KB Financial Group, Inc.	(c)	18,220	919,932
Korea Investment Holdings Co. Ltd.	(c)	13,799	845,571
Samsung Electronics Co. Ltd.	(c)	1,375	2,863,878

			7,840,239

Japan – 10.0%
Astellas Pharma, Inc.	(c)	67,300	824,875
Inpex Corp.	(c)	61,700	595,742
Kirin Holdings Co. Ltd.	(c)	38,500	785,346
Panasonic Corp.	(c)	65,300	889,729
SoftBank Group Corp.	(c)	26,400	2,146,059
Sumitomo Metal Mining Co. Ltd.	(c)	47,000	628,206
Sumitomo Rubber Industries Ltd.	(c)	51,300	868,792
Suntory Beverage & Food Ltd.	(c)	16,700	776,230
Taiheiyo Cement Corp.	(c)	78,200	285,980

			7,800,959

France – 8.1%
AXA SA	(c)	35,720	978,133
BNP Paribas SA	(c)	21,430	1,542,803
Cie Generale des Etablissements Michelin	(c)	4,288	570,707
Sanofi	(c)	17,220	1,650,019
TOTAL SA	(c)	31,640	1,570,830

			6,312,492

Netherlands – 7.5%
Aegon NV	(c)	270,070	1,382,193
Flow Traders	(b)(c)	15,070	415,862
ING Groep NV	(c)	56,650	977,935
QIAGEN NV	(c)	37,960	1,263,071
Royal Dutch Shell PLC	(c)	68,270	1,832,803

			5,871,864

China – 6.9%
Baidu, Inc. – ADR	(a)	10,010	1,790,389
China Life Insurance Co. Ltd.	(c)	249,000	760,958
China Telecom Corp. Ltd.	(c)	2,000,000	949,726
Shandong Weigao Group Medical Polymer Co. Ltd.	(c)	660,000	517,788
Sinopec Engineering Group Co. Ltd.	(c)	800,500	721,189
Sinopharm Group Co. Ltd.	(c)	155,200	701,179

			5,441,229

Germany – 6.5%
Bayer AG	(c)	10,130	1,312,950
Gerresheimer AG	(c)	10,040	808,055
Merck KGaA	(c)	8,080	977,669
MorphoSys AG	(a)(c)	9,530	676,397
Siemens AG	(c)	4,697	646,091
Telefonica Deutschland Holding AG	(c)	129,160	645,928

			5,067,090

Common Stocks (Continued)		Shares	Value
Canada – 6.2%
Alamos Gold, Inc.		119,339	$856,854
Barrick Gold Corp.		57,440	913,870
Eldorado Gold Corp.		273,534	725,599
Ensign Energy Services, Inc.		80,800	431,789
Husky Energy, Inc.	(a)	47,600	540,308
Precision Drilling Corp.	(a)	194,000	662,724
Suncor Energy, Inc.		25,700	750,905

			4,882,049

Switzerland – 4.1%
GAM Holding AG	(c)	38,820	521,928
Roche Holding AG	(c)	7,040	1,798,824
UBS Group AG	(c)	53,480	909,475

			3,230,227

Taiwan – 3.2%
Catcher Technology Co. Ltd.	(c)	93,000	1,108,414
Quanta Computer, Inc.	(c)	283,000	669,441
Taiwan Semiconductor Manufacturing Co. Ltd.	(c)	107,000	731,047

			2,508,902

Singapore – 2.9%
Singapore Telecommunications Ltd.	(c)	378,900	1,070,137
United Overseas Bank Ltd.	(c)	70,200	1,178,562

			2,248,699

United States – 2.5%
Oracle Corp.		28,160	1,411,942
Tahoe Resources, Inc.		65,500	564,690

			1,976,632

Hong Kong – 2.3%
China Mobile Ltd.	(c)	64,500	683,816
CK Hutchison Holdings Ltd.	(c)	92,000	1,154,558

			1,838,374

Israel – 2.2%
Teva Pharmaceutical Industries Ltd. – ADR		52,980	1,759,996

Norway – 1.9%
Telenor ASA	(c)	48,960	812,258
Yara International ASA	(c)	17,660	664,056

			1,476,314

Italy – 1.5%
Eni SpA	(c)	79,167	1,189,711

New Zealand – 1.0%
SKY Network Television Ltd.	(c)	317,198	802,042

Sweden – 0.9%
Getinge AB	(c)	34,850	682,581

Thailand – 0.7%
Kasikornbank PCL	(c)	18,100	105,669
PTT Exploration & Production PCL	(c)	183,600	465,626

			571,295

Luxembourg – 0.7%
SES SA	(c)	23,210	543,738

Total Common Stocks (Cost $73,685,995)			$74,508,504

Money Market Funds – 5.9%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		4,609,669	$4,609,669

Total Money Market Funds (Cost $4,609,669)			$4,609,669

Total Investments – 100.9% (Cost $78,295,664)	(e)		$79,118,173
Liabilities in Excess of Other Assets – (0.9)%			(674,228)

Net Assets – 100.0%			$78,443,945

34	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2017, the value of these securities totaled $415,862, or 0.5% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $63,385,764, or 80.8% of the Portfolio’s net assets.

(d)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $713,674, or 0.9% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

35

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2017

Average Annual returns
One year	23.41%
Five years	15.40%
Ten years	8.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.95% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Aggressive Growth Portfolio returned 17.87% versus 13.99% for its benchmark, the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Many of the Portfolio’s holdings have benefitted from some of the most powerful secular growth themes in today’s economy: the shift from offline to online spending, the switch of enterprise software from on-premises data centers to the cloud, a proliferation of connected devices in the home and business, and a growing global middle class, to name a few. These themes may be well known, but they remain nascent in their development. We believe the Portfolio’s companies are still in the early innings of realizing their earnings potential as these themes push forward. We remain confident in their ability to grow earnings and welcome an environment where that growth is the key determinant of stock price appreciation.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Stock selection in the Information Technology and Health Care sectors were large drivers of the Portfolio’s outperformance. Stock selection in the Financials and Materials sectors detracted from relative results.

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Due to the concentrated nature of the Portfolio, a few individual securities can have a large impact on performance. The largest contributors to performance included Activision Blizzard, Inc. (“Activision”), CSX Corp. (“CSX”) and Adobe Systems, Inc. The largest detractors included Tractor Supply Co., General Electric Co., and SPS Commerce, Inc.(1)

Activision’s stock has appreciated as the market has begun to recognize that the company’s digital transition enables a more durable cash flow stream and new avenues to monetize its franchises. We believe the trend toward digital gaming is a powerful tailwind for Activision. As gaming moves from physical game cartridges toward digital platforms, it reduces costs for Activision and makes it less reliant on the release of a new gaming console to drive game sales. Digital gaming also gives the company the ability to sell digital items to gamers in real-time. We also like that Activision has a number of popular game franchises, which makes the company less dependent on any single franchise and creates a loyal and receptive audience when a franchise launches a new release. We also believe Activision can improve monetization of games that it acquired from King Digital by inserting advertisements into those games for the first time. Finally, we believe the company has an opportunity to monetize viewership of its games through eSports.(1)

CSX was another large contributor to performance. The stock was up after an announcement that a new CEO with a history of improving operations at railroad companies was taking the helm at the company. We had long believed that CSX’s operating underperformance relative to other railroad companies left room for improvement, and believe better results will follow the new leadership. We believe a large rail network such as CSX’s is a valuable asset that would be hard, if not impossible, for other transportation and logistics companies to replicate. Railways also have a significant cost advantage over the trucking industry. As CSX focuses on improving its service and reliability to customers, we believe it will continue to drive more shippers to use the railway instead of trucking services.(1)

Adobe Systems, Inc. was the third largest contributor. We believe the company is poised to grow profitability as its digital media business moves from a perpetual license-based business model to a subscription-based business model. We also believe Adobe’s digital marketing business, which helps advertisers create digital content, is well positioned for the transition in advertising spending toward digital advertising platforms.(1)

Tractor Supply Co. was our largest detractor. Tractor Supply Co. provides a number of farming materials, targeting hobbyist farmers and outdoor enthusiasts. We believe the company has better buying power than subscale regional players it competes against. Much of the materials it sells have a high weight to value factor, meaning they are not as easy to ship. This insulates Tractor Supply Co. from ecommerce disruption more than many other retailers. The stock has been down due to disappointing comparative sales that have led to negative earnings revisions.(1)

General Electric, Co. (“GE”) was the second largest detractor. We have been disappointed in GE’s cash flow conversion from its industrial businesses, and sold the position during the period.(1)

SPS Commerce, Inc., which sells supply chain management software, also dragged on returns and was sold during the period.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

36	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	96.8
Money Market Funds
Less Net Liabilities	3.2

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

		% of Net Assets
1.	Alphabet, Inc. Class C	5.6
2.	Microsoft Corp.	5.2
3.	Activision Blizzard, Inc.	4.4
4.	Mastercard, Inc. Class A	4.2
5.	Amazon.com, Inc.	4.1
6.	Allergan PLC	3.7
7.	CSX Corp.	3.4
8.	Facebook, Inc. Class A	3.4
9.	Cooper Cos., Inc. / The	3.3
10.	TD Ameritrade Holding Corp.	3.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	40.2
Health Care	25.3
Consumer Discretionary	15.1
Financials	8.4
Industrials	3.4
Materials	1.8
Real Estate	1.6
Consumer Staples	1.0

96.8

37

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 96.8%		Shares	Value
CONSUMER DISCRETIONARY – 15.1%
Delphi Automotive PLC (Auto Components)		13,811	$1,210,534
Tesla Motors, Inc. (Automobiles)	(a)	778	281,332
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		7,947	868,051
Starbucks Corp. (Hotels, Restaurants & Leisure)		13,248	772,491
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	2,375	2,299,000
Ctrip.com International Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	13,847	745,799
MakeMyTrip Ltd. (Internet & Direct Marketing Retail)	(a)	15,435	517,844
Tractor Supply Co. (Specialty Retail)		10,418	564,760
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		21,649	1,277,291

			8,537,102

CONSUMER STAPLES – 1.0%
Costco Wholesale Corp. (Food & Staples Retailing)		3,631	580,706

FINANCIALS – 8.4%
SVB Financial Group (Banks)	(a)	7,421	1,304,538
Intercontinental Exchange, Inc. (Capital Markets)		23,493	1,548,659
TD Ameritrade Holding Corp. (Capital Markets)		43,504	1,870,237

			4,723,434

HEALTH CARE – 25.3%
Celgene Corp. (Biotechnology)	(a)	5,549	720,649
DBV Technologies SA – ADR (Biotechnology)	(a)	8,731	311,784
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,684	1,809,360
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	62,483	1,732,029
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		7,882	1,887,108
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	7,280	532,532
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,259	907,178
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	927	867,088
Humana, Inc. (Health Care Providers & Svs.)		3,818	918,687
athenahealth, Inc. (Health Care Technology)	(a)	6,767	951,102
Allergan PLC (Pharmaceuticals)		8,511	2,068,939
Zoetis, Inc. (Pharmaceuticals)		25,138	1,568,108

			14,274,564

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 3.4%
CSX Corp. (Road & Rail)		35,724	$1,949,101

INFORMATION TECHNOLOGY – 40.2%
Harris Corp. (Communications Equip.)		10,528	1,148,394
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	3,497	3,177,829
CoStar Group, Inc. (Internet Software & Svs.)	(a)	4,561	1,202,280
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	12,767	1,927,562
Trade Desk, Inc. / The Class A (Internet Software & Svs.)	(a)	19,968	1,000,596
Mastercard, Inc. Class A (IT Svs.)		19,425	2,359,166
WEX, Inc. (IT Svs.)	(a)	9,543	995,049
ASML Holding NV (Semiconductors & Equip.)		6,283	818,738
Activision Blizzard, Inc. (Software)		43,313	2,493,529
Adobe Systems, Inc. (Software)	(a)	10,998	1,555,557
Microsoft Corp. (Software)		42,281	2,914,429
Salesforce.com, Inc. (Software)	(a)	19,640	1,700,824
Tyler Technologies, Inc. (Software)	(a)	3,416	600,089
Ultimate Software Group, Inc. / The (Software)	(a)	4,053	851,374

			22,745,416

MATERIALS – 1.8%
Vulcan Materials Co. (Construction Materials)		7,973	1,010,020

REAL ESTATE – 1.6%
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		9,168	918,450

Total Common Stocks (Cost $42,921,645)			$54,738,793

Money Market Funds – 3.3%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		1,833,179	$1,833,179

Total Money Market Funds (Cost $1,833,179)			$1,833,179

Total Investments – 100.1% (Cost $44,754,824)	(b)		$56,571,972
Liabilities in Excess of Other Assets – (0.1)%			(42,247)

Net Assets – 100.0%			$56,529,725

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

38

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small capitalization companies.

Performance as of June 30, 2017

Average Annual returns
One year	20.66%
Five years	15.09%
Ten years	9.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.86% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Small Cap Growth Portfolio returned 13.45% versus 9.97% for its benchmark, the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. We categorize the market environment since the November presidential election as one long on hope and short on pragmatism. It’s not that there aren’t reasons to be positive: the U.S. economy looks healthier than at any point since before the financial crisis, corporate earnings are improving and the number of fundamentally positive meetings we’ve had with management teams is higher than we’ve seen in years. That optimism, however, is reflected in valuations … and then some.

Small cap stock valuations are well above their long-term averages. The stock price for many small cap companies already reflects a rosy scenario of tax cuts and regulatory rollbacks from the Trump administration. These benefits seem to us to be far from certain. A prolonged battle to reform the health insurance market - a core tenet of the President and the controlling party in the House and Senate - shows that drastic reform is hard to come by, if it comes at all.

Geopolitical risk, meanwhile, seems lost on the market. Despite elevated tensions with Russia and North Korea and the threat of upending free-trade pacts, the Chicago Board Options Exchange Volatility Index (“VIX”) has barely budged from a historically low level.

Our outlook for stocks and the broader business environment is a little more grounded. We think the economy will remain healthy, but aren’t betting on tax reform or a major infrastructure spending initiative any time in 2017. If that proves correct, stocks will likely have to adjust. We don’t expect a major downturn in markets, but expect a lower return environment going forward, with the possibility for a negative surprise within small-cap stocks greater than the possibility for a positive one.

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. At the sector level, stock selection in the Information Technology and Industrials sectors were large contributors to the Portfolio’s outperformance. Stock selection in the Health Care and Consumer Discretionary sectors detracted from relative results.(1)

We have taken a high-quality approach to investing in small cap stocks, focusing on companies we believe have more predictable, growing revenue streams. The companies we favor typically generate a high return on invested capital or demonstrate a proven ability to expand profit margins. These companies are often defined by sustainable competitive advantages such as high barriers to entry in their respective industry or a differentiated product or service that gives them pricing power, helping the company grow in a variety of market and economic environments. The current market environment favored our investment style, as higher quality stocks returned to favor.(1)

Q. Were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance?

A. U.S. small cap stocks gained ground in the six-month period, but a stylistic change in market tone favored a new set of market leaders. Over the six-month period, companies with more established earnings profiles generally outperformed the smaller companies and more cyclical stocks that had enjoyed stronger returns in the first few months after the November election. Health Care and Information Technology were among the top performing sectors within the Russell 2000 Growth Index during the period, while the Energy and Consumer Staples sectors lagged. Energy stocks fell as oil prices dipped during the second quarter.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top contributors to performance were as follows:

Puma Biotechnology, Inc.: The development-stage biotechnology company develops novel therapeutics for the treatment of various forms of cancer. Puma focuses on in-licensing drug candidates that are undergoing or have already completed initial clinical testing and then seeks to further develop those drug candidates for commercial use. We like the potential for one of the company’s lead drugs, Neratinib, to treat a subset of women with breast cancer.(1)

Cadence Design Systems, Inc.:  Cadence sells its electronic design automation software to customers who use it to design semiconductors and electronic systems. We believe the company’s semiconductor design software is becoming increasingly important as semiconductors grow more complex. As one of only two companies specializing in this market segment, Cadence should be able to increase pricing and profits. We also appreciate the company’s intellectual property licensing business, which we believe is a high-margin, high-growth operation.(1)

SS&C Technologies Holdings, Inc. (“SS&C”): The company is a global provider of investment and financial software-enabled

39	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

services and is focused exclusively on the global financial services industry. We like SS&C because the majority of its revenue comes from recurring sources such as subscription services or software maintenance, where client retention has remained high.(1)

The top detractors from performance were as follows:

Sally Beauty Holdings, Inc.: The company is a retailer of hair and beauty products. We think the company is uniquely positioned with a broader and higher-quality product lineup than mass retailers, but which sell at attractive price points relative to salons.(1)

National CineMedia, Inc.: The company provides pre-feature advertising in movie theaters. We sold the position during the period to pursue better growth opportunities in the Portfolio.(1)

Biglari Holdings, Inc.: The company owns or has ownership stakes in a number of companies including Steak ‘n Shake and Cracker Barrel restaurants, Maxim magazine and First Guard Insurance, among others. We see the opportunity for the company to improve earnings as it turns around profitability at Maxim, expands margins at Steak ‘n Shake as it sells franchising rights to more of its stores and as the company potentially disposes of some of its less profitable businesses.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio participated in four Initial Public Offerings (IPOs) over the period, which had a favorable impact on performance. Floor & Decor Holdings, Inc. and MuleSoft, Inc. each contributed 3 basis points, Canada Goose Holdings, Inc. contributed 2 basis points, and Yext, Inc. contributed 1 basis point to performance during the period. The Portfolio did not use derivatives during the period.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented includes the effects of reinvested dividends.

40	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	96.6
Master Limited Partnerships (4)	2.4
U.S. Government Agency Issues	1.4
Money Market Funds Less Net Liabilities	(0.4)

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

		% of Net Assets
1.	Broadridge Financial Solutions, Inc.	2.3
2.	Nice Ltd. – ADR	2.2
3.	SS&C Technologies Holdings, Inc.	2.1
4.	Blackbaud, Inc.	2.1
5.	Cadence Design Systems, Inc.	2.0
6.	STERIS PLC	1.9
7.	HEICO Corp. Class A	1.9
8.	ServiceMaster Global Holdings, Inc.	1.9
9.	Sensient Technologies Corp.	1.8
10.	Euronet Worldwide, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Information Technology	34.1
Health Care	20.8
Industrials	13.8
Consumer Discretionary	11.0
Financials	8.1
Materials	5.0
Real Estate	2.8
Consumer Staples	2.3
Energy	1.1

99.0

41

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 96.6%		Shares	Value
CONSUMER DISCRETIONARY – 9.7%
Gentherm, Inc. (Auto Components)	(a)	34,297	$1,330,724
Visteon Corp. (Auto Components)	(a)	8,985	917,009
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	117,523	4,605,726
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	7,442	2,974,865
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(b)	388,472	1,486,822
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		46,408	2,558,009
Playa Hotels & Resorts NV (Hotels, Restaurants & Leisure)	(a)	93,385	1,115,951
MakeMyTrip Ltd. (Internet & Direct Marketing Retail)	(a)	45,599	1,529,846
Manchester United PLC Class A (Media)		75,977	1,234,626
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	140,144	2,837,916
Williams-Sonoma, Inc. (Specialty Retail)		27,142	1,316,387
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		24,041	2,138,447

			24,046,328

CONSUMER STAPLES – 2.3%
Britvic PLC (Beverages)	(b)	69,459	626,047
Casey’s General Stores, Inc. (Food & Staples Retailing)		8,882	951,351
Amplify Snack Brands, Inc. (Food Products)	(a)	84,748	816,971
Ontex Group NV (Personal Products)	(b)	89,193	3,168,657

			5,563,026

FINANCIALS – 8.1%
Bank of the Ozarks, Inc. (Banks)		3,674	172,200
Texas Capital Bancshares, Inc. (Banks)	(a)	16,299	1,261,543
Financial Engines, Inc. (Capital Markets)		63,445	2,322,087
LPL Financial Holdings, Inc. (Capital Markets)		68,097	2,891,399
MSCI, Inc. (Capital Markets)		36,188	3,727,002
WisdomTree Investments, Inc. (Capital Markets)		124,305	1,264,182
SLM Corp. (Consumer Finance)	(a)	153,399	1,764,089
Cision Ltd. (Diversified Financial Svs.)	(a)	149,278	1,536,071
Kingstone Cos., Inc. (Insurance)		100,000	1,530,000
RLI Corp. (Insurance)		31,067	1,696,879
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	11,453	1,972,207

			20,137,659

HEALTH CARE – 20.8%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	49,837	1,389,954
Axovant Sciences Ltd. (Biotechnology)	(a)	22,232	515,560
DBV Technologies SA – ADR (Biotechnology)	(a)	37,345	1,333,590
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	34,317	2,707,268
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	102,889	1,942,544
Knight Therapeutics, Inc. (Biotechnology)	(a)	206,998	1,642,512
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	19,584	2,377,498
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	22,012	1,012,552
Puma Biotechnology, Inc. (Biotechnology)	(a)	26,813	2,343,456
AngioDynamics, Inc. (Health Care Equip. & Supplies)	(a)	71,065	1,151,964
Atrion Corp. (Health Care Equip. & Supplies)		1,667	1,072,381
Globus Medical, Inc. (Health Care Equip. & Supplies)	(a)	44,837	1,486,347
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	15,564	2,684,790
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	21,576	252,871
STERIS PLC (Health Care Equip. & Supplies)		58,450	4,763,675
Trinity Biotech PLC – ADR (Health Care Equip. & Supplies)	(a)	104,778	628,668
Wright Medical Group NV (Health Care Equip. & Supplies)	(a)	57,753	1,587,630
Capital Senior Living Corp. (Health Care Providers & Svs.)	(a)	78,273	1,190,532
Diplomat Pharmacy, Inc. (Health Care Providers & Svs.)	(a)	50,238	743,522
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	37,958	1,891,447

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
athenahealth, Inc. (Health Care Technology)	(a)	18,387	$2,584,293
HealthStream, Inc. (Health Care Technology)	(a)	66,147	1,740,989
Medidata Solutions, Inc. (Health Care Technology)	(a)	9,421	736,722
Bio-Techne Corp. (Life Sciences Tools & Svs.)		19,254	2,262,345
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	168,263	1,507,636
Aratana Therapeutics, Inc. (Pharmaceuticals)	(a)	131,189	948,496
Catalent, Inc. (Pharmaceuticals)	(a)	121,801	4,275,215
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a)	12,365	1,239,591
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	47,610	2,514,284
Teligent, Inc. (Pharmaceuticals)	(a)	123,292	1,128,122

			51,656,454

INDUSTRIALS – 13.8%
HEICO Corp. Class A (Aerospace & Defense)		76,145	4,724,797
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	53,258	1,059,834
A.O. Smith Corp. (Building Products)		46,914	2,642,666
CSW Industrials, Inc. (Building Products)	(a)	65,322	2,524,695
EnerSys (Electrical Equip.)		28,251	2,046,785
ITT, Inc. (Machinery)		52,447	2,107,320
Kennametal, Inc. (Machinery)		43,183	1,615,908
Nordson Corp. (Machinery)		20,602	2,499,435
Proto Labs, Inc. (Machinery)	(a)	16,965	1,140,896
Rexnord Corp. (Machinery)	(a)	132,581	3,082,508
Standex International Corp. (Machinery)		20,992	1,903,974
Wabtec Corp. (Machinery)		18,952	1,734,108
Advisory Board Co. / The (Professional Svs.)	(a)	38,549	1,985,274
AMERCO (Road & Rail)		4,709	1,723,777
Old Dominion Freight Line, Inc. (Road & Rail)		28,334	2,698,530
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	15,065	784,284

			34,274,791

INFORMATION TECHNOLOGY – 34.1%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		55,508	4,186,968
CTS Corp. (Electronic Equip., Instr. & Comp.)		134,103	2,896,625
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		42,964	1,728,012
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	30,519	2,293,503
Alarm.com Holdings, Inc. (Internet Software & Svs.)	(a)	49,697	1,870,098
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	98,409	1,136,624
Cimpress NV (Internet Software & Svs.)	(a)	23,624	2,233,177
CoStar Group, Inc. (Internet Software & Svs.)	(a)	10,143	2,673,695
Envestnet, Inc. (Internet Software & Svs.)	(a)	66,665	2,639,934
Instructure, Inc. (Internet Software & Svs.)	(a)	53,240	1,570,580
J2 Global, Inc. (Internet Software & Svs.)		43,486	3,700,224
Trade Desk, Inc. / The Class A (Internet Software & Svs.)	(a)	29,765	1,491,524
Yext, Inc. (Internet Software & Svs.)	(a)	97,455	1,299,075
Zillow Group, Inc. (Internet Software & Svs.)	(a)	44,564	2,176,506
Broadridge Financial Solutions, Inc. (IT Svs.)		75,759	5,724,350
Euronet Worldwide, Inc. (IT Svs.)	(a)	49,942	4,363,433
MAXIMUS, Inc. (IT Svs.)		41,455	2,596,327
WEX, Inc. (IT Svs.)	(a)	32,337	3,371,779
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	279,884	3,929,571
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	48,485	969,700
Blackbaud, Inc. (Software)		60,272	5,168,324
Cadence Design Systems, Inc. (Software)	(a)	147,799	4,949,788
Descartes Systems Group, Inc. / The (Software)	(a)	90,079	2,191,543
Everbridge, Inc. (Software)	(a)	23,921	582,716
Guidewire Software, Inc. (Software)	(a)	24,556	1,687,243
Nice Ltd. – ADR (Software)		70,356	5,538,424
Paylocity Holding Corp. (Software)	(a)	48,869	2,207,901
RealPage, Inc. (Software)	(a)	45,067	1,620,159
SS&C Technologies Holdings, Inc. (Software)		137,181	5,269,122

42	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Tyler Technologies, Inc. (Software)	(a)	13,771	$2,419,152

			84,486,077

MATERIALS – 5.0%
H.B. Fuller Co. (Chemicals)		28,729	1,468,339
Sensient Technologies Corp. (Chemicals)		56,184	4,524,497
Valvoline, Inc. (Chemicals)		112,051	2,657,850
Summit Materials, Inc. Class A (Construction Materials)	(a)	72,655	2,097,550
Winpak Ltd. (Containers & Packaging)		36,843	1,654,071

			12,402,307

REAL ESTATE – 2.8%
Condor Hospitality Trust, Inc. (Equity Real Estate Investment Trusts)		95,745	1,026,386
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)		82,078	1,719,534
Physicians Realty Trust (Equity Real Estate Investment Trusts)		68,223	1,374,011
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		13,534	1,691,750
St. Joe Co. / The (Real Estate Mgmt. & Development)	(a)	61,731	1,157,457

			6,969,138

Total Common Stocks (Cost $187,665,877)			$239,535,780

Master Limited Partnerships – 2.4%		Shares	Value
CONSUMER DISCRETIONARY – 1.3%
Cedar Fair LP (Hotels, Restaurants & Leisure)		45,633	$3,290,139

ENERGY – 1.1%
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		76,167	2,576,730

Total Master Limited Partnerships (Cost $5,330,913)			$5,866,869

U.S. Government Agency Issues – 1.4%	Rate	Maturity	Face Amount	Value
Federal Home Loan Bank	0.650%	07/03/2017	$3,600,000	$3,599,870

Total U.S. Government Agency Issues (Cost $3,599,870)				$3,599,870

Money Market Funds – 0.3%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		681,953	$681,953

Total Money Market Funds (Cost $681,953)			$681,953

Total Investments – 100.7% (Cost $197,278,613)	(c)		$249,684,472
Liabilities in Excess of Other Assets – (0.7)%			(1,729,575)

Net Assets – 100.0%			$247,954,897

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $5,281,526, or 2.1% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

43

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of June 30, 2017

Average Annual Returns
One year	14.07%
Five years	11.87%
Ten years	4.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.98% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Mid Cap Opportunity Portfolio returned 14.82% versus 11.40% for its benchmark, the Russell Midcap Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Stock selection was the primary driver of the Portfolio’s outperformance during the period. The Portfolio benefitted from a reversal in some securities that underperformed in 2016, as well as from mergers and acquisition activity that positively impacted some of the Portfolio’s holdings.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Stock selection within the Consumer Discretionary and Industrials sectors contributed the most to the Portfolio’s relative outperformance. Stock selection within the Information Technology and Financials sectors detracted most from relative returns. Sector allocation did not have a significant impact on the Portfolio’s relative performance.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Panera Bread Co. Class A (“Panera”) was a top contributor to relative returns during the period. In this time, the company reported strong fourth quarter results, with earnings ahead of market estimates driven by better than expected operating margins. The company also announced record new store sales volume and 2017 guidance that was ahead of market expectations. Later in the period, the company’s share price rose sharply as it was announced that JAB Holding Company would be purchasing the fast casual restaurant chain. The premium paid for Panera was a positive recognition of Panera’s previous investments to improve efficiencies and grow margins. Following strong year-to-date performance and a potential shift in leadership, we felt it prudent to exit the position and look for opportunities elsewhere.(1)

Advance Auto Parts, Inc. was a top detractor from relative returns during the period. Throughout the period, the stock had been weak, as a combination of concerns around increased competition within the auto part industry and weaker than expected earnings weighed on the company. The company announced first quarter earnings during the period that were lower than market estimates, causing the stock to fall even further. Despite the weakness, the comparable same store sales growth trends are moving in the right direction and we believe the company could greatly benefit from planned internal improvements to increase its margin structure. Overall, Advance Auto Parts, Inc. is an attractively valued business that has a compelling earnings growth opportunity over the long-term.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not utilize derivatives during the period.

The Portfolio participated in two IPOs during the period: Snap, Inc. and Altice USA, Inc. The Portfolio’s position in Snap, Inc. contributed 3 basis points to relative performance during the period, while the Portfolio’s position in Altice USA, Inc. contributed 2 basis points to relative performance.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.

44	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	97.9
Money Market Funds Less Net Liabilities	2.1

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

		% of Net Assets
1.	Amphenol Corp. Class A	3.0
2.	Xylem, Inc.	2.9
3.	Roper Technologies, Inc.	2.8
4.	Edwards Lifesciences Corp.	2.5
5.	Northern Trust Corp.	2.4
6.	Middleby Corp. / The	2.4
7.	Mettler-Toledo International, Inc.	2.2
8.	Zoetis, Inc.	2.2
9.	Ross Stores, Inc.	2.2
10.	Intercontinental Exchange, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	24.1
Industrials	17.1
Health Care	15.6
Consumer Discretionary	15.2
Financials	10.5
Materials	6.0
Consumer Staples	4.7
Real Estate	2.7
Energy	2.0

97.9

45

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 97.9%		Shares	Value
CONSUMER DISCRETIONARY – 15.2%
Delphi Automotive PLC (Auto Components)		4,518	$396,003
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		12,890	710,497
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		10,296	759,433
Newell Brands, Inc. (Household Durables)		28,362	1,520,770
Expedia, Inc. (Internet & Direct Marketing Retail)		10,281	1,531,355
Altice U.S.A., Inc. (Media)	(a)	4,269	137,889
CBS Corp. Class B (Media)		12,004	765,615
Advance Auto Parts, Inc. (Specialty Retail)		6,145	716,446
Five Below, Inc. (Specialty Retail)	(a)	13,357	659,435
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,075	453,885
Ross Stores, Inc. (Specialty Retail)		28,809	1,663,144
Ulta Beauty, Inc. (Specialty Retail)	(a)	3,894	1,118,902
PVH Corp. (Textiles, Apparel & Luxury Goods)		8,373	958,709

			11,392,083

CONSUMER STAPLES – 4.7%
Molson Coors Brewing Co. Class B (Beverages)		5,460	471,416
Monster Beverage Corp. (Beverages)	(a)	18,640	926,035
Blue Buffalo Pet Products, Inc. (Food Products)	(a)	30,593	697,826
Hershey Co. / The (Food Products)		8,793	944,104
Snyder’s-Lance, Inc. (Food Products)		12,687	439,224

			3,478,605

ENERGY – 2.0%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	4,346	212,085
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,460	663,554
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,745	599,023

			1,474,662

FINANCIALS – 10.5%
Eagle Bancorp, Inc. (Banks)	(a)	16,753	1,060,465
First Republic Bank (Banks)		10,273	1,028,327
SunTrust Banks, Inc. (Banks)		14,136	801,794
Affiliated Managers Group, Inc. (Capital Markets)		4,658	772,576
Intercontinental Exchange, Inc. (Capital Markets)		23,794	1,568,500
Lazard Ltd. Class A (Capital Markets)		18,521	858,078
Northern Trust Corp. (Capital Markets)		18,435	1,792,066

			7,881,806

HEALTH CARE – 15.6%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	10,927	304,754
Alkermes PLC (Biotechnology)	(a)	15,507	898,941
Exelixis, Inc. (Biotechnology)	(a)	17,049	419,917
Incyte Corp. (Biotechnology)	(a)	7,823	984,994
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	7,610	350,060
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	3,708	477,850
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	15,772	1,864,881
Nevro Corp. (Health Care Equip. & Supplies)	(a)	7,617	566,933
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		21,309	1,263,837
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	6,892	1,195,900
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	2,851	1,677,928
Zoetis, Inc. (Pharmaceuticals)		26,706	1,665,920

			11,671,915

INDUSTRIALS – 17.1%
L3 Technologies, Inc. (Aerospace & Defense)		5,530	923,952

Common Stocks – 97.9%		Shares	Value
INDUSTRIALS (continued)
Fortune Brands Home & Security, Inc. (Building Products)		12,649	$825,221
Hubbell, Inc. (Electrical Equip.)		4,993	565,058
Sensata Technologies Holding NV (Electrical Equip.)	(a)	27,057	1,155,875
Roper Technologies, Inc. (Industrial Conglomerates)		9,090	2,104,608
Fortive Corp. (Machinery)		18,918	1,198,455
IDEX Corp. (Machinery)		6,332	715,579
John Bean Technologies Corp. (Machinery)		5,888	577,024
Middleby Corp. / The (Machinery)	(a)	14,710	1,787,412
WABCO Holdings, Inc. (Machinery)	(a)	6,332	807,393
Xylem, Inc. (Machinery)		38,809	2,151,183

			12,811,760

INFORMATION TECHNOLOGY – 24.1%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		30,048	2,218,143
GoDaddy, Inc. Class A (Internet Software & Svs.)	(a)	19,136	811,749
Black Knight Financial Services, Inc. Class A (IT Svs.)	(a)	34,168	1,399,180
Fiserv, Inc. (IT Svs.)	(a)	11,846	1,449,240
Global Payments, Inc. (IT Svs.)		14,436	1,303,860
Total System Services, Inc. (IT Svs.)		22,051	1,284,471
Analog Devices, Inc. (Semiconductors & Equip.)		16,513	1,284,711
Lam Research Corp. (Semiconductors & Equip.)		7,347	1,039,086
Qorvo, Inc. (Semiconductors & Equip.)	(a)	5,390	341,295
Xilinx, Inc. (Semiconductors & Equip.)		15,132	973,290
Autodesk, Inc. (Software)	(a)	8,575	864,531
Electronic Arts, Inc. (Software)	(a)	8,094	855,698
Intuit, Inc. (Software)		10,818	1,436,739
Red Hat, Inc. (Software)	(a)	10,312	987,374
ServiceNow, Inc. (Software)	(a)	6,963	738,078
Splunk, Inc. (Software)	(a)	8,479	482,370
Tyler Technologies, Inc. (Software)	(a)	3,201	562,320

			18,032,135

MATERIALS – 6.0%
Ashland Global Holdings, Inc. (Chemicals)		6,519	429,667
RPM International, Inc. (Chemicals)		23,934	1,305,600
Sherwin-Williams Co. / The (Chemicals)		1,800	631,728
Valvoline, Inc. (Chemicals)		38,482	912,793
Avery Dennison Corp. (Containers & Packaging)		14,082	1,244,426

			4,524,214

REAL ESTATE – 2.7%
Equinix, Inc. (Equity Real Estate Investment Trusts)		2,060	884,070
SBA Communications Corp. (Equity Real Estate Investment Trusts)	(a)	8,233	1,110,632

			1,994,702

Total Common Stocks (Cost $60,664,340)			$73,261,882

Money Market Funds – 2.2%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		1,606,763	$1,606,763

Total Money Market Funds (Cost $1,606,763)			$1,606,763

Total Investments – 100.1% (Cost $62,271,103)	(b)		$74,868,645
Liabilities in Excess of Other Assets – (0.1)%			(56,101)

Net Assets – 100.0%			$74,812,544

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

46

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index by investing more than 80% of its net assets in the securities included in the S&P 500® Index.

Performance as of June 30, 2017

Average Annual returns
One year	17.43%
Five years	14.09%
Ten years	6.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.42% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the S&P 500® Index Portfolio returned 9.13% versus 9.34% for the benchmark, S&P 500® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to approximate the underlying return of the S&P 500® Index. There were no material market events or changes in strategy that impacted the Portfolio’s relative return for the period.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

The best performing sectors for the Portfolio and benchmark were Information Technology, Health Care, and Consumer Discretionary, while Energy and Telecommunications Services were the key laggards.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were Apple, Inc., Amazon.com, Inc., and Facebook,

Inc. Class A. The largest detractors from the Portfolio and benchmark returns for the period were General Electric Co., Exxon Mobil Corp., and Verizon Communications, Inc.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P 500® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows to ensure that the Portfolio is fully invested. The futures did not meaningfully impact performance due to their index characteristics and size in relation to Portfolio net assets.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”) Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

47	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	99.8
Money Market Funds and Other Net Assets	0.2

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	3.6
2.	Microsoft Corp.	2.6
3.	Amazon.com, Inc.	1.8
4.	Facebook, Inc. Class A	1.7
5.	Johnson & Johnson	1.7
6.	Exxon Mobil Corp.	1.6
7.	JPMorgan Chase & Co.	1.6
8.	Berkshire Hathaway, Inc. Class B	1.5
9.	Alphabet, Inc. Class A	1.3
10.	Alphabet, Inc. Class C	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	22.2
Financials	14.5
Health Care	14.5
Consumer Discretionary	12.3
Industrials	10.3
Consumer Staples	9.0
Energy	6.0
Utilities	3.2
Real Estate	2.9
Materials	2.8
Telecommunication Services	2.1

99.8

48

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 99.8%		Shares	Value
CONSUMER DISCRETIONARY – 12.3%
BorgWarner, Inc. (Auto Components)		8,651	$366,456
Delphi Automotive PLC (Auto Components)		11,624	1,018,844
Goodyear Tire & Rubber Co. / The (Auto Components)		10,926	381,973
Ford Motor Co. (Automobiles)		169,700	1,898,943
General Motors Co. (Automobiles)		59,584	2,081,269
Harley-Davidson, Inc. (Automobiles)		7,595	410,282
Genuine Parts Co. (Distributors)		6,395	593,200
LKQ Corp. (Distributors)	(a)	13,376	440,739
H&R Block, Inc. (Diversified Consumer Svs.)		8,989	277,850
Carnival Corp. (Hotels, Restaurants & Leisure)		18,161	1,190,817
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,244	517,628
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		5,395	487,924
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		8,890	549,847
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		13,480	1,352,179
McDonald’s Corp. (Hotels, Restaurants & Leisure)		35,365	5,416,503
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		7,279	795,085
Starbucks Corp. (Hotels, Restaurants & Leisure)		62,831	3,663,676
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		4,528	454,656
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		3,464	464,592
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		14,354	1,058,751
D.R. Horton, Inc. (Household Durables)		14,829	512,639
Garmin Ltd. (Household Durables)		4,976	253,925
Leggett & Platt, Inc. (Household Durables)		5,741	301,575
Lennar Corp. Class A (Household Durables)		8,816	470,069
Mohawk Industries, Inc. (Household Durables)	(a)	2,741	662,472
Newell Brands, Inc. (Household Durables)		20,961	1,123,929
PulteGroup, Inc. (Household Durables)		12,321	302,234
Whirlpool Corp. (Household Durables)		3,209	614,909
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	17,213	16,662,184
Expedia, Inc. (Internet & Direct Marketing Retail)		5,275	785,711
Netflix, Inc. (Internet & Direct Marketing Retail)	(a)	18,701	2,794,116
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	2,133	3,989,819
TripAdvisor, Inc. (Internet & Direct Marketing Retail)	(a)	4,792	183,054
Hasbro, Inc. (Leisure Products)		4,881	544,280
Mattel, Inc. (Leisure Products)		14,863	320,000
CBS Corp. Class B (Media)		15,983	1,019,396
Charter Communications, Inc. Class A (Media)	(a)	9,358	3,152,242
Comcast Corp. Class A (Media)		205,345	7,992,027
Discovery Communications, Inc. Class A (Media)	(a)	6,668	172,234
Discovery Communications, Inc. Class C (Media)	(a)	9,151	230,697
DISH Network Corp. Class A (Media)	(a)	9,870	619,441
Interpublic Group of Cos., Inc. / The (Media)		17,143	421,718
News Corp. Class A (Media)		16,582	227,173
News Corp. Class B (Media)		5,197	73,538
Omnicom Group, Inc. (Media)		10,098	837,124
Scripps Networks Interactive, Inc. Class A (Media)		4,161	284,238
Time Warner, Inc. (Media)		33,649	3,378,696
Twenty-First Century Fox, Inc. Class A (Media)		45,660	1,294,004
Twenty-First Century Fox, Inc. Class B (Media)		21,134	589,005
Viacom, Inc. Class B (Media)		15,286	513,151
Walt Disney Co. / The (Media)		63,119	6,706,394
Dollar General Corp. (Multiline Retail)		10,946	789,097
Dollar Tree, Inc. (Multiline Retail)	(a)	10,270	718,078
Kohl’s Corp. (Multiline Retail)		7,397	286,042
Macy’s, Inc. (Multiline Retail)		13,212	307,047
Nordstrom, Inc. (Multiline Retail)		4,827	230,875
Target Corp. (Multiline Retail)		23,938	1,251,718
Advance Auto Parts, Inc. (Specialty Retail)		3,204	373,554
AutoNation, Inc. (Specialty Retail)	(a)	2,856	120,409

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
AutoZone, Inc. (Specialty Retail)	(a)	1,222	$697,102
Bed Bath & Beyond, Inc. (Specialty Retail)		6,298	191,459
Best Buy Co., Inc. (Specialty Retail)		11,512	659,983
CarMax, Inc. (Specialty Retail)	(a)	8,036	506,750
Foot Locker, Inc. (Specialty Retail)		5,694	280,600
Gap, Inc. / The (Specialty Retail)		9,551	210,027
Home Depot, Inc. / The (Specialty Retail)		51,873	7,957,318
L Brands, Inc. (Specialty Retail)		10,454	563,366
Lowe’s Cos., Inc. (Specialty Retail)		37,230	2,886,442
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	3,949	863,804
Ross Stores, Inc. (Specialty Retail)		17,009	981,930
Signet Jewelers Ltd. (Specialty Retail)		2,968	187,696
Staples, Inc. (Specialty Retail)		28,340	285,384
Tiffany & Co. (Specialty Retail)		4,651	436,589
TJX Cos., Inc. / The (Specialty Retail)		27,911	2,014,337
Tractor Supply Co. (Specialty Retail)		5,578	302,383
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	2,530	726,970
Coach, Inc. (Textiles, Apparel & Luxury Goods)		12,198	577,453
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		15,800	365,928
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	6,762	245,123
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		57,500	3,392,500
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,385	387,583
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,391	176,456
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	8,022	174,559
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	7,989	161,058
V.F. Corp. (Textiles, Apparel & Luxury Goods)		13,900	800,640

			110,563,468

CONSUMER STAPLES – 9.0%
Brown-Forman Corp. Class B (Beverages)		7,675	373,005
Coca-Cola Co. / The (Beverages)		166,842	7,482,864
Constellation Brands, Inc. Class A (Beverages)		7,439	1,441,157
Dr Pepper Snapple Group, Inc. (Beverages)		7,975	726,602
Molson Coors Brewing Co. Class B (Beverages)		8,012	691,756
Monster Beverage Corp. (Beverages)	(a)	17,492	869,003
PepsiCo, Inc. (Beverages)		61,981	7,158,186
Costco Wholesale Corp. (Food & Staples Retailing)		19,030	3,043,468
CVS Health Corp. (Food & Staples Retailing)		44,204	3,556,654
Kroger Co. / The (Food & Staples Retailing)		39,596	923,379
Sysco Corp. (Food & Staples Retailing)		21,364	1,075,250
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		37,052	2,901,542
Wal-Mart Stores, Inc. (Food & Staples Retailing)		64,089	4,850,256
Whole Foods Market, Inc. (Food & Staples Retailing)		13,866	583,897
Archer-Daniels-Midland Co. (Food Products)		24,760	1,024,569
Campbell Soup Co. (Food Products)		8,320	433,888
Conagra Brands, Inc. (Food Products)		17,539	627,195
General Mills, Inc. (Food Products)		24,997	1,384,834
Hershey Co. / The (Food Products)		6,074	652,165
Hormel Foods Corp. (Food Products)		11,704	399,223
J.M. Smucker Co. / The (Food Products)		5,051	597,685
Kellogg Co. (Food Products)		10,944	760,170
Kraft Heinz Co. / The (Food Products)		25,887	2,216,963
McCormick & Co., Inc. (Food Products)		4,913	479,067
Mondelez International, Inc. Class A (Food Products)		65,832	2,843,284
Tyson Foods, Inc. Class A (Food Products)		12,504	783,126
Church & Dwight Co., Inc. (Household Products)		10,815	561,082
Clorox Co. / The (Household Products)		5,588	744,545
Colgate-Palmolive Co. (Household Products)		38,325	2,841,032
Kimberly-Clark Corp. (Household Products)		15,400	1,988,294

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Procter & Gamble Co. / The (Household Products)		110,971	$9,671,123
Coty, Inc. Class A (Personal Products)		20,437	383,398
Estee Lauder Cos., Inc. / The Class A (Personal Products)		9,713	932,254
Altria Group, Inc. (Tobacco)		83,811	6,241,405
Philip Morris International, Inc. (Tobacco)		67,389	7,914,838
Reynolds American, Inc. (Tobacco)		35,904	2,335,196

			81,492,355

ENERGY – 6.0%
Baker Hughes, Inc. (Energy Equip. & Svs.)		18,461	1,006,309
Halliburton Co. (Energy Equip. & Svs.)		37,656	1,608,288
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		4,711	255,996
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		16,489	543,148
Schlumberger Ltd. (Energy Equip. & Svs.)		60,287	3,969,296
TechnipFMC PLC (Energy Equip. & Svs.)	(a)	20,245	550,664
Transocean Ltd. (Energy Equip. & Svs.)	(a)	16,967	139,638
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		24,312	1,102,306
Apache Corp. (Oil, Gas & Consumable Fuels)		16,504	791,037
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		20,198	506,566
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	33,096	164,487
Chevron Corp. (Oil, Gas & Consumable Fuels)		82,202	8,576,135
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4,127	387,979
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,429	781,316
ConocoPhillips (Oil, Gas & Consumable Fuels)		53,676	2,359,597
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		22,809	729,204
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		25,047	2,267,254
EQT Corp. (Oil, Gas & Consumable Fuels)		7,520	440,597
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		183,849	14,842,130
Hess Corp. (Oil, Gas & Consumable Fuels)		11,725	514,376
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		83,302	1,596,066
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		36,880	437,028
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		22,507	1,177,791
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		7,037	180,358
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	8,643	245,980
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		19,750	558,925
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		33,174	1,986,127
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		16,483	859,753
Phillips 66 (Oil, Gas & Consumable Fuels)		19,034	1,573,921
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		7,380	1,177,700
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8,164	189,160
Tesoro Corp. (Oil, Gas & Consumable Fuels)		6,557	613,735
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		19,405	1,309,061
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		35,851	1,085,568

			54,527,496

FINANCIALS – 14.5%
Bank of America Corp. (Banks)		431,798	10,475,419
BB&T Corp. (Banks)		35,204	1,598,614
Citigroup, Inc. (Banks)		119,460	7,989,485
Citizens Financial Group, Inc. (Banks)		21,978	784,175
Comerica, Inc. (Banks)		7,677	562,263
Fifth Third Bancorp (Banks)		32,553	845,076
Huntington Bancshares, Inc. (Banks)		47,169	637,725
JPMorgan Chase & Co. (Banks)		154,151	14,089,401
KeyCorp (Banks)		47,559	891,256
M&T Bank Corp. (Banks)		6,676	1,081,178
People’s United Financial, Inc. (Banks)		14,940	263,840
PNC Financial Services Group, Inc. / The (Banks)		20,996	2,621,771
Regions Financial Corp. (Banks)		52,152	763,505

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
SunTrust Banks, Inc. (Banks)		20,977	$1,189,815
U.S. Bancorp (Banks)		68,735	3,568,721
Wells Fargo & Co. (Banks)		195,144	10,812,929
Zions Bancorporation (Banks)		8,792	386,057
Affiliated Managers Group, Inc. (Capital Markets)		2,456	407,352
Ameriprise Financial, Inc. (Capital Markets)		6,615	842,023
Bank of New York Mellon Corp. / The (Capital Markets)		45,119	2,301,971
BlackRock, Inc. (Capital Markets)		5,260	2,221,877
CBOE Holdings, Inc. (Capital Markets)		3,986	364,320
Charles Schwab Corp. / The (Capital Markets)		52,795	2,268,073
CME Group, Inc. (Capital Markets)		14,743	1,846,413
E*TRADE Financial Corp. (Capital Markets)	(a)	11,918	453,242
Franklin Resources, Inc. (Capital Markets)		14,856	665,400
Goldman Sachs Group, Inc. / The (Capital Markets)		15,884	3,524,660
Intercontinental Exchange, Inc. (Capital Markets)		25,689	1,693,419
Invesco Ltd. (Capital Markets)		17,653	621,209
Moody’s Corp. (Capital Markets)		7,221	878,651
Morgan Stanley (Capital Markets)		61,800	2,753,808
Nasdaq, Inc. (Capital Markets)		4,945	353,518
Northern Trust Corp. (Capital Markets)		9,364	910,274
Raymond James Financial, Inc. (Capital Markets)		5,561	446,103
S&P Global, Inc. (Capital Markets)		11,186	1,633,044
State Street Corp. (Capital Markets)		15,345	1,376,907
T. Rowe Price Group, Inc. (Capital Markets)		10,468	776,830
American Express Co. (Consumer Finance)		32,575	2,744,118
Capital One Financial Corp. (Consumer Finance)		20,955	1,731,302
Discover Financial Services (Consumer Finance)		16,496	1,025,886
Navient Corp. (Consumer Finance)		12,363	205,844
Synchrony Financial (Consumer Finance)		33,420	996,584
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	82,416	13,958,798
Leucadia National Corp. (Diversified Financial Svs.)		14,051	367,574
Aflac, Inc. (Insurance)		17,219	1,337,572
Allstate Corp. / The (Insurance)		15,816	1,398,767
American International Group, Inc. (Insurance)		38,159	2,385,701
Aon PLC (Insurance)		11,371	1,511,774
Arthur J. Gallagher & Co. (Insurance)		7,787	445,806
Assurant, Inc. (Insurance)		2,377	246,471
Chubb Ltd. (Insurance)		20,259	2,945,253
Cincinnati Financial Corp. (Insurance)		6,503	471,142
Everest Re Group Ltd. (Insurance)		1,782	453,679
Hartford Financial Services Group, Inc. / The (Insurance)		15,939	837,913
Lincoln National Corp. (Insurance)		9,731	657,621
Loews Corp. (Insurance)		11,980	560,784
Marsh & McLennan Cos., Inc. (Insurance)		22,360	1,743,186
MetLife, Inc. (Insurance)		46,879	2,575,532
Principal Financial Group, Inc. (Insurance)		11,630	745,134
Progressive Corp. / The (Insurance)		25,205	1,111,288
Prudential Financial, Inc. (Insurance)		18,614	2,012,918
Torchmark Corp. (Insurance)		4,721	361,157
Travelers Cos., Inc. / The (Insurance)		12,123	1,533,923
Unum Group (Insurance)		9,902	461,730
Willis Towers Watson PLC (Insurance)		5,513	801,921
XL Group Ltd. (Insurance)		11,344	496,867

			131,026,569

HEALTH CARE – 14.5%
AbbVie, Inc. (Biotechnology)		69,055	5,007,178
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	9,743	1,185,431
Amgen, Inc. (Biotechnology)		31,929	5,499,132
Biogen, Inc. (Biotechnology)	(a)	9,268	2,514,964
Celgene Corp. (Biotechnology)	(a)	33,879	4,399,866
Gilead Sciences, Inc. (Biotechnology)		56,697	4,013,014
Incyte Corp. (Biotechnology)	(a)	7,374	928,460
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,306	1,623,709
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	10,807	1,392,698
Abbott Laboratories (Health Care Equip. & Supplies)		75,291	3,659,896

50	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	3,276	$491,793
Baxter International, Inc. (Health Care Equip. & Supplies)		21,163	1,281,208
Becton Dickinson and Co. (Health Care Equip. & Supplies)		9,865	1,924,760
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	59,416	1,647,012
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		2,120	507,570
C.R. Bard, Inc. (Health Care Equip. & Supplies)		3,142	993,218
Danaher Corp. (Health Care Equip. & Supplies)		26,503	2,236,588
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		9,946	644,899
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	9,103	1,076,339
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	12,149	551,322
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	3,824	617,270
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,598	1,494,721
Medtronic PLC (Health Care Equip. & Supplies)		59,394	5,271,218
Stryker Corp. (Health Care Equip. & Supplies)		13,460	1,867,979
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	3,988	411,522
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		8,731	1,121,060
Aetna, Inc. (Health Care Providers & Svs.)		14,392	2,185,137
AmerisourceBergen Corp. (Health Care Providers & Svs.)		7,200	680,616
Anthem, Inc. (Health Care Providers & Svs.)		11,497	2,162,931
Cardinal Health, Inc. (Health Care Providers & Svs.)		13,706	1,067,972
Centene Corp. (Health Care Providers & Svs.)	(a)	7,475	597,103
Cigna Corp. (Health Care Providers & Svs.)		11,108	1,859,368
DaVita, Inc. (Health Care Providers & Svs.)	(a)	6,755	437,454
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	5,096	319,366
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	25,752	1,644,008
HCA Healthcare, Inc. (Health Care Providers & Svs.)	(a)	12,417	1,082,762
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	3,442	629,955
Humana, Inc. (Health Care Providers & Svs.)		6,262	1,506,762
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	4,439	684,227
McKesson Corp. (Health Care Providers & Svs.)		9,151	1,505,706
Patterson Cos., Inc. (Health Care Providers & Svs.)		3,540	166,203
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		5,937	659,957
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		41,812	7,752,781
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		3,879	473,548
Cerner Corp. (Health Care Technology)	(a)	12,756	847,891
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		13,984	829,391
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	6,335	1,099,249
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	1,120	659,165
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		4,774	325,300
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		16,974	2,961,454
Waters Corp. (Life Sciences Tools & Svs.)	(a)	3,473	638,476
Allergan PLC (Pharmaceuticals)		14,573	3,542,551
Bristol-Myers Squibb Co. (Pharmaceuticals)		71,480	3,982,866
Eli Lilly & Co. (Pharmaceuticals)		42,129	3,467,217
Johnson & Johnson (Pharmaceuticals)		116,881	15,462,188
Mallinckrodt PLC (Pharmaceuticals)	(a)	4,310	193,131
Merck & Co., Inc. (Pharmaceuticals)		118,675	7,605,881

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Mylan NV (Pharmaceuticals)	(a)	20,000	$776,400
Perrigo Co. PLC (Pharmaceuticals)		6,221	469,810
Pfizer, Inc. (Pharmaceuticals)		258,936	8,697,660
Zoetis, Inc. (Pharmaceuticals)		21,295	1,328,382

			130,665,695

INDUSTRIALS – 10.3%
Arconic, Inc. (Aerospace & Defense)		19,124	433,159
Boeing Co. / The (Aerospace & Defense)		24,355	4,816,201
General Dynamics Corp. (Aerospace & Defense)		12,304	2,437,422
L3 Technologies, Inc. (Aerospace & Defense)		3,379	564,563
Lockheed Martin Corp. (Aerospace & Defense)		10,800	2,998,188
Northrop Grumman Corp. (Aerospace & Defense)		7,574	1,944,322
Raytheon Co. (Aerospace & Defense)		12,629	2,039,331
Rockwell Collins, Inc. (Aerospace & Defense)		7,046	740,394
Textron, Inc. (Aerospace & Defense)		11,615	547,067
TransDigm Group, Inc. (Aerospace & Defense)		2,122	570,542
United Technologies Corp. (Aerospace & Defense)		32,331	3,947,938
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		6,111	419,703
Expeditors International of Washington, Inc. (Air Freight & Logistics)		7,818	441,561
FedEx Corp. (Air Freight & Logistics)		10,673	2,319,563
United Parcel Service, Inc. Class B (Air Freight & Logistics)		29,885	3,304,982
Alaska Air Group, Inc. (Airlines)		5,363	481,383
American Airlines Group, Inc. (Airlines)		21,373	1,075,489
Delta Air Lines, Inc. (Airlines)		31,936	1,716,241
Southwest Airlines Co. (Airlines)		26,235	1,630,243
United Continental Holdings, Inc. (Airlines)	(a)	12,226	920,007
Allegion PLC (Building Products)		4,135	335,431
Fortune Brands Home & Security, Inc. (Building Products)		6,676	435,542
Johnson Controls International plc (Building Products)		40,704	1,764,925
Masco Corp. (Building Products)		13,877	530,240
Cintas Corp. (Commercial Svs. & Supplies)		3,747	472,272
Republic Services, Inc. (Commercial Svs. & Supplies)		9,973	635,579
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	3,700	282,384
Waste Management, Inc. (Commercial Svs. & Supplies)		17,636	1,293,601
Fluor Corp. (Construction & Engineering)		6,065	277,656
Jacobs Engineering Group, Inc. (Construction & Engineering)		5,225	284,188
Quanta Services, Inc. (Construction & Engineering)	(a)	6,426	211,544
Acuity Brands, Inc. (Electrical Equip.)		1,913	388,875
AMETEK, Inc. (Electrical Equip.)		9,984	604,731
Eaton Corp. PLC (Electrical Equip.)		19,408	1,510,525
Emerson Electric Co. (Electrical Equip.)		27,963	1,667,154
Rockwell Automation, Inc. (Electrical Equip.)		5,590	905,356
3M Co. (Industrial Conglomerates)		25,929	5,398,159
General Electric Co. (Industrial Conglomerates)		377,858	10,205,945
Honeywell International, Inc. (Industrial Conglomerates)		33,077	4,408,833
Roper Technologies, Inc. (Industrial Conglomerates)		4,427	1,024,983
Caterpillar, Inc. (Machinery)		25,563	2,747,000
Cummins, Inc. (Machinery)		6,705	1,087,685
Deere & Co. (Machinery)		12,768	1,577,997
Dover Corp. (Machinery)		6,754	541,806
Flowserve Corp. (Machinery)		5,667	263,119
Fortive Corp. (Machinery)		13,083	828,808
Illinois Tool Works, Inc. (Machinery)		13,490	1,932,443
Ingersoll-Rand PLC (Machinery)		11,108	1,015,160
PACCAR, Inc. (Machinery)		15,242	1,006,582
Parker-Hannifin Corp. (Machinery)		5,779	923,600
Pentair PLC (Machinery)		7,275	484,079
Snap-on, Inc. (Machinery)		2,514	397,212

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Stanley Black & Decker, Inc. (Machinery)		6,637	$934,025
Xylem, Inc. (Machinery)		7,798	432,243
Equifax, Inc. (Professional Svs.)		5,216	716,783
IHS Markit Ltd. (Professional Svs.)	(a)	13,770	606,431
Nielsen Holdings PLC (Professional Svs.)		14,573	563,392
Robert Half International, Inc. (Professional Svs.)		5,518	264,478
Verisk Analytics, Inc. (Professional Svs.)	(a)	6,672	562,917
CSX Corp. (Road & Rail)		40,034	2,184,255
J.B. Hunt Transport Services, Inc. (Road & Rail)		3,722	340,116
Kansas City Southern (Road & Rail)		4,603	481,704
Norfolk Southern Corp. (Road & Rail)		12,573	1,530,134
Union Pacific Corp. (Road & Rail)		35,034	3,815,553
Fastenal Co. (Trading Companies & Distributors)		12,551	546,345
United Rentals, Inc. (Trading Companies & Distributors)	(a)	3,667	413,308
W.W. Grainger, Inc. (Trading Companies & Distributors)		2,331	420,815

			92,604,212

INFORMATION TECHNOLOGY – 22.2%
Cisco Systems, Inc. (Communications Equip.)		216,945	6,790,379
F5 Networks, Inc. (Communications Equip.)	(a)	2,807	356,657
Harris Corp. (Communications Equip.)		5,290	577,033
Juniper Networks, Inc. (Communications Equip.)		16,579	462,223
Motorola Solutions, Inc. (Communications Equip.)		7,093	615,247
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		13,260	978,853
Corning, Inc. (Electronic Equip., Instr. & Comp.)		39,928	1,199,836
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		5,921	205,222
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		15,404	1,211,987
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	7,502	373,675
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	12,914	12,005,888
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	12,947	11,765,327
eBay, Inc. (Internet Software & Svs.)	(a)	43,674	1,525,096
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	102,559	15,484,358
VeriSign, Inc. (Internet Software & Svs.)	(a)	3,830	356,037
Accenture PLC Class A (IT Svs.)		26,905	3,327,610
Alliance Data Systems Corp. (IT Svs.)		2,416	620,163
Automatic Data Processing, Inc. (IT Svs.)		19,412	1,988,954
Cognizant Technology Solutions Corp. Class A (IT Svs.)		25,556	1,696,918
CSRA, Inc. (IT Svs.)		6,304	200,152
DXC Technology Co. (IT Svs.)		12,284	942,428
Fidelity National Information Services, Inc. (IT Svs.)		14,344	1,224,978
Fiserv, Inc. (IT Svs.)	(a)	9,215	1,127,363
Gartner, Inc. (IT Svs.)	(a)	3,924	484,653
Global Payments, Inc. (IT Svs.)		6,616	597,557
International Business Machines Corp. (IT Svs.)		37,095	5,706,324
Mastercard, Inc. Class A (IT Svs.)		40,698	4,942,772
Paychex, Inc. (IT Svs.)		13,873	789,929
PayPal Holdings, Inc. (IT Svs.)	(a)	48,472	2,601,492
Total System Services, Inc. (IT Svs.)		7,186	418,585
Visa, Inc. (IT Svs.)		80,106	7,512,341
Western Union Co. / The (IT Svs.)		20,447	389,515
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	33,622	419,603
Analog Devices, Inc. (Semiconductors & Equip.)		15,924	1,238,887
Applied Materials, Inc. (Semiconductors & Equip.)		46,627	1,926,161
Broadcom Ltd. (Semiconductors & Equip.)		17,415	4,058,566
Intel Corp. (Semiconductors & Equip.)		204,316	6,893,622
KLA-Tencor Corp. (Semiconductors & Equip.)		6,802	622,451
Lam Research Corp. (Semiconductors & Equip.)		6,999	989,869
Microchip Technology, Inc. (Semiconductors & Equip.)		9,953	768,173
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	45,121	1,347,313

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
NVIDIA Corp. (Semiconductors & Equip.)		25,816	$3,731,961
Qorvo, Inc. (Semiconductors & Equip.)	(a)	5,515	349,210
QUALCOMM, Inc. (Semiconductors & Equip.)		64,104	3,539,823
Skyworks Solutions, Inc. (Semiconductors & Equip.)		8,006	768,176
Texas Instruments, Inc. (Semiconductors & Equip.)		43,229	3,325,607
Xilinx, Inc. (Semiconductors & Equip.)		10,763	692,276
Activision Blizzard, Inc. (Software)		30,084	1,731,936
Adobe Systems, Inc. (Software)	(a)	21,464	3,035,868
ANSYS, Inc. (Software)	(a)	3,710	451,433
Autodesk, Inc. (Software)	(a)	8,415	848,400
CA, Inc. (Software)		13,596	468,654
Citrix Systems, Inc. (Software)	(a)	6,558	521,886
Electronic Arts, Inc. (Software)	(a)	13,452	1,422,145
Intuit, Inc. (Software)		10,561	1,402,606
Microsoft Corp. (Software)		334,982	23,090,309
Oracle Corp. (Software)		130,327	6,534,596
Red Hat, Inc. (Software)	(a)	7,715	738,711
salesforce.com, Inc. (Software)	(a)	29,012	2,512,439
Symantec Corp. (Software)		26,391	745,546
Synopsys, Inc. (Software)	(a)	6,522	475,649
Apple, Inc. (Tech. Hardware, Storage & Periph.)		226,221	32,580,348
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		72,234	1,198,362
HP, Inc. (Tech. Hardware, Storage & Periph.)		73,038	1,276,704
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		11,756	470,828
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		12,886	499,333
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		12,637	1,119,638
Xerox Corp. (Tech. Hardware, Storage & Periph.)		9,262	266,097

			200,542,738

MATERIALS – 2.8%
Air Products & Chemicals, Inc. (Chemicals)		9,447	1,351,488
Albemarle Corp. (Chemicals)		4,805	507,120
CF Industries Holdings, Inc. (Chemicals)		10,115	282,815
Dow Chemical Co. / The (Chemicals)		48,767	3,075,735
Eastman Chemical Co. (Chemicals)		6,327	531,405
Ecolab, Inc. (Chemicals)		11,326	1,503,527
E.I. du Pont de Nemours & Co. (Chemicals)		37,619	3,036,230
FMC Corp. (Chemicals)		5,814	424,713
International Flavors & Fragrances, Inc. (Chemicals)		3,426	462,510
LyondellBasell Industries NV Class A (Chemicals)		14,331	1,209,393
Monsanto Co. (Chemicals)		19,039	2,253,456
Mosaic Co. / The (Chemicals)		15,230	347,701
PPG Industries, Inc. (Chemicals)		11,116	1,222,315
Praxair, Inc. (Chemicals)		12,403	1,644,018
Sherwin-Williams Co. / The (Chemicals)		3,515	1,233,624
Martin Marietta Materials, Inc. (Construction Materials)		2,717	604,750
Vulcan Materials Co. (Construction Materials)		5,734	726,383
Avery Dennison Corp. (Containers & Packaging)		3,842	339,518
Ball Corp. (Containers & Packaging)		15,191	641,212
International Paper Co. (Containers & Packaging)		17,915	1,014,168
Sealed Air Corp. (Containers & Packaging)		8,496	380,281
WestRock Co. (Containers & Packaging)		10,895	617,311
Freeport-McMoRan, Inc. (Metals & Mining)	(a)	57,753	693,614
Newmont Mining Corp. (Metals & Mining)		23,136	749,375
Nucor Corp. (Metals & Mining)		13,843	801,094

			25,653,756

REAL ESTATE – 2.9%
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		3,952	476,097
American Tower Corp. (Equity Real Estate Investment Trusts)		18,441	2,440,113

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
Apartment Investment & Management Co. Class A (Equity Real Estate Investment Trusts)		6,813	$292,755
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)		5,978	1,148,792
Boston Properties, Inc. (Equity Real Estate Investment Trusts)		6,676	821,282
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		15,885	1,591,359
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)		6,932	782,969
Equinix, Inc. (Equity Real Estate Investment Trusts)		3,380	1,450,561
Equity Residential (Equity Real Estate Investment Trusts)		15,930	1,048,672
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)		2,846	732,190
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)		5,463	426,114
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)		3,134	396,106
GGP, Inc. (Equity Real Estate Investment Trusts)		25,272	595,408
HCP, Inc. (Equity Real Estate Investment Trusts)		20,331	649,779
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)		32,096	586,394
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)		10,657	366,175
Kimco Realty Corp. (Equity Real Estate Investment Trusts)		18,473	338,980
Macerich Co. / The (Equity Real Estate Investment Trusts)		5,167	299,996
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)		4,928	519,313
Prologis, Inc. (Equity Real Estate Investment Trusts)		23,010	1,349,306
Public Storage (Equity Real Estate Investment Trusts)		6,487	1,352,734
Realty Income Corp. (Equity Real Estate Investment Trusts)		11,848	653,773
Regency Centers Corp. (Equity Real Estate Investment Trusts)		6,346	397,513
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)		13,546	2,191,201
SL Green Realty Corp. (Equity Real Estate Investment Trusts)		4,418	467,424
UDR, Inc. (Equity Real Estate Investment Trusts)		11,602	452,130
Ventas, Inc. (Equity Real Estate Investment Trusts)		15,397	1,069,784
Vornado Realty Trust (Equity Real Estate Investment Trusts)		7,474	701,809
Welltower, Inc. (Equity Real Estate Investment Trusts)		15,887	1,189,142
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)		32,598	1,092,033
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	13,047	474,911

			26,354,815

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 2.1%
AT&T, Inc. (Diversified Telecom. Svs.)		266,753	$10,064,591
CenturyLink, Inc. (Diversified Telecom. Svs.)		23,812	568,631
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	12,701	753,169
Verizon Communications, Inc. (Diversified Telecom. Svs.)		176,998	7,904,731

			19,291,122

UTILITIES – 3.2%
Alliant Energy Corp. (Electric Utilities)		9,885	397,080
American Electric Power Co., Inc. (Electric Utilities)		21,335	1,482,142
Duke Energy Corp. (Electric Utilities)		30,367	2,538,378
Edison International (Electric Utilities)		14,136	1,105,294
Entergy Corp. (Electric Utilities)		7,787	597,808
Eversource Energy (Electric Utilities)		13,749	834,702
Exelon Corp. (Electric Utilities)		40,182	1,449,365
FirstEnergy Corp. (Electric Utilities)		19,253	561,417
NextEra Energy, Inc. (Electric Utilities)		20,313	2,846,461
PG&E Corp. (Electric Utilities)		22,155	1,470,427
Pinnacle West Capital Corp. (Electric Utilities)		4,840	412,174
PPL Corp. (Electric Utilities)		29,642	1,145,960
Southern Co. / The (Electric Utilities)		43,154	2,066,214
Xcel Energy, Inc. (Electric Utilities)		22,031	1,010,782
AES Corp. (Ind. Power & Renewable Elec.)		28,642	318,213
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		13,714	236,155
Ameren Corp. (Multi-Utilities)		10,528	575,566
CenterPoint Energy, Inc. (Multi-Utilities)		18,699	511,979
CMS Energy Corp. (Multi-Utilities)		12,168	562,770
Consolidated Edison, Inc. (Multi-Utilities)		13,250	1,070,865
Dominion Energy, Inc. (Multi-Utilities)		27,291	2,091,309
DTE Energy Co. (Multi-Utilities)		7,783	823,364
NiSource, Inc. (Multi-Utilities)		14,034	355,902
Public Service Enterprise Group, Inc. (Multi-Utilities)		21,949	944,027
SCANA Corp. (Multi-Utilities)		6,201	415,529
Sempra Energy (Multi-Utilities)		10,883	1,227,058
WEC Energy Group, Inc. (Multi-Utilities)		13,693	840,476
American Water Works Co., Inc. (Water Utilities)		7,732	602,709

			28,494,126

Total Common Stocks (Cost $669,880,140)			$901,216,352

Money Market Funds – 0.2%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		1,469,235	$1,469,235

Total Money Market Funds (Cost $1,469,235)			$1,469,235

Total Investments – 100.0% (Cost $671,349,375)	(b)		$902,685,587
Other Assets in Excess of Liabilities – 0.0%	(c)		383,794

Net Assets – 100.0%			$903,069,381

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(c)	Includes $105,865 of cash pledged as collateral for the futures contracts outstanding at June 30, 2017. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

53

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Open Futures Contracts	June 30, 2017 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-mini S&P 500 Index – Long	15	September 15, 2017	$1,827,778	$1,815,675	$(12,103)

The accompanying notes are an integral part of these financial statements.

54

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of June 30, 2017

Average Annual returns
One year	3.75%
Five years	11.60%
Ten years	5.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.78% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Strategic Value Portfolio returned 8.27% versus 6.09% for its benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The overall market displayed a preference for “risk-on” characteristics in the first half of the year, as low yield and high beta themes dominated investor predilection. Although investor preferences did not favor a high-quality dividend approach, the Portfolio still provided an attractive return. In the Portfolio’s favor, large market cap outperformed small market cap in the period. The strategy benefited accordingly, as its mega/large cap tilt contributed to relative performance versus the mid-cap tilted DJSDI.(1)

Regardless of market conditions, the Portfolio remained committed to its objectives of delivering high dividend income and moderate dividend growth to investors, as it ended the period with a gross weighted average dividend yield of 4.1%. This yield surpassed not only that of the S&P 500 Index, with its 2.0% yield, and the 10 year U.S. Treasury Note, but also the 3.6% yield of the DJSDI. Complementing the Portfolio’s high yield, many of the Portfolio’s holdings raised their dividend in the first half of the year. The most notable increases came courtesy of PepsiCo, Inc., Ventas, Inc., Realty Income Corp., The Coca-Cola Co. and Digital Realty Trust, Inc.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. During the period, the Portfolio’s top contributors to its outperformance were an overweight and positive stock selection in Health Care, as the Portfolio’s overweight in pharmaceuticals names generated an 18.1% return, while the lighter exposure in the DJSDI posted a 10.3% return. The Portfolio’s pharmaceutical names benefitted from the Senate’s health care bill, which if passed, is viewed as potentially positive for pharmaceutical companies, as various fees and taxes assessed to the industry could be eliminated. The Portfolio also heavily benefited from its notable overweight to Consumer Staples and its underweight to Financials.(1)

The primary detractor, from a sector perspective, was the Portfolio’s overweight to Telecommunication Services Of note, AT&T, Inc. and Verizon Communications, Inc. posted declines of 9.2% and 14.2%, respectively, when their stock prices were negatively affected by recent competitive pressures within the United States wireless market. Additionally, the DJSDI benefitted from the strong performance in Utilities stocks (+8.9%), where it had a near 30% exposure. This large concentration significantly exceeds the weighting of the Portfolio in the sector, detracting from relative performance. Relative performance was further hampered by the Portfolio’s pronounced relative underweight in Industrials and its zero exposure to Materials; sectors that afford little reliable dividend yield and dividend growth opportunity.(1)

Q. Were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance?

A. Utilities had a larger impact on the benchmark’s overall total return due to its outsized average weight in the benchmark. Further, the DJSDI captures both regulated and unregulated (commodity-linked) utility companies. The Portfolio’s exposure focuses on regulated utilities, where we have better visibility into the expectations of future dividends and dividend growth, but may have less variability in returns. The Portfolio’s regulated utilities tend to have lower standard deviations, indicating that they typically go down less during periods of declining commodity pricing or periods of market distress but may also go up less during periods of broad market advances. Further, market cap preferences can also notably affect relative performance, as the Portfolio’s mega-cap tilt versus the benchmark’s mid-cap tilt can cause significant dispersion in returns.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three relative contributors were as follows:

Sanofi (+21.6% return, +75 basis points total effect) - Shares of Sanofi moved higher after reporting strong first quarter results driven by their vaccines and Genzyme/Specialty Care Segment.(1)

Vodafone Group PLC - ADR (+22.1% return, +61 basis points total effect) - Vodafone shares gained after reporting strong operating results for fiscal year 2017 and gave solid earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and free cash flow guidance for fiscal year 2018.(1)

Philip Morris International, Inc. (+30.7% return, +57 basis points total effect) - Phillip Morris continues to benefit from heightened expectations of its new product, iQOS.(1)

The top three relative detractors were as follows:

Verizon Communications, Inc. (“Verizon”) (-14.4% return, -100 basis points total effect) - Verizon’s stock price was negatively affected by the recent competitive pressures with the United States wireless market. (1)

AT&T, Inc. (-9.2% return, -57 basis points total effect) - AT&T, Inc.’s stock price was negatively affected by the recent competitive pressures with the United States wireless market.(1)

55	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Exxon Mobil Corp. (-8.9% return, -43 basis points total effect) - The Energy sector was down as crude oil prices declined. Energy was the second greatest laggard in the S&P 500 Index.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	97.2
Money Market Funds and Other Net Assets	2.8

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

		% of Net Assets
1.	AbbVie, Inc.	4.8
2.	Philip Morris International, Inc.	4.8
3.	Vodafone Group PLC – ADR	4.6
4.	Altria Group, Inc.	4.6
5.	AT&T, Inc.	4.6
6.	Verizon Communications, Inc.	4.5
7.	Coca-Cola Co. / The	4.2
8.	BCE, Inc.	4.2
9.	Duke Energy Corp.	3.9
10.	Sanofi	3.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Staples	18.7
Telecommunication Services	17.8
Utilities	17.7
Health Care	17.0
Energy	11.7
Real Estate	9.5
Consumer Discretionary	2.1
Financials	1.6
Information Technology	0.6
Industrials	0.5

97.2

56

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 97.2%		Shares	Value
CONSUMER DISCRETIONARY – 2.1%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		81,775	$12,524,659

CONSUMER STAPLES – 18.7%
Coca-Cola Co. / The (Beverages)		550,950	24,710,107
PepsiCo, Inc. (Beverages)		26,650	3,077,809
General Mills, Inc. (Food Products)		83,675	4,635,595
Kimberly-Clark Corp. (Household Products)		76,600	9,889,826
Procter & Gamble Co. / The (Household Products)		141,740	12,352,641
Altria Group, Inc. (Tobacco)		366,345	27,281,712
Philip Morris International, Inc. (Tobacco)		239,920	28,178,604

			110,126,294

ENERGY – 11.7%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	1,949,425	11,252,416
Chevron Corp. (Oil, Gas & Consumable Fuels)		152,655	15,926,496
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		204,150	16,481,029
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		216,200	12,943,894
TOTAL SA (Oil, Gas & Consumable Fuels)	(a)	242,975	12,062,973

			68,666,808

FINANCIALS – 1.6%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	(a)	47,625	9,637,047

HEALTH CARE – 17.0%
AbbVie, Inc. (Biotechnology)		389,525	28,244,458
AstraZeneca PLC (Pharmaceuticals)	(a)	214,230	14,349,879
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	744,706	15,852,742
Merck & Co., Inc. (Pharmaceuticals)		294,300	18,861,687
Sanofi (Pharmaceuticals)	(a)	241,136	23,105,628

			100,414,394

INDUSTRIALS – 0.5%
United Parcel Service, Inc. Class B (Air Freight & Logistics)		27,550	3,046,755

INFORMATION TECHNOLOGY – 0.6%
Paychex, Inc. (IT Svs.)		60,450	3,442,023

REAL ESTATE – 9.5%
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		211,925	21,230,646
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)		49,670	5,610,226
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)		116,000	4,535,600

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)		101,550	$3,353,181
Realty Income Corp. (Equity Real Estate Investment Trusts)		73,800	4,072,284
Ventas, Inc. (Equity Real Estate Investment Trusts)		159,330	11,070,248
Welltower, Inc. (Equity Real Estate Investment Trusts)		78,800	5,898,180

			55,770,365

TELECOMMUNICATION SERVICES – 17.8%
AT&T, Inc. (Diversified Telecom. Svs.)		716,348	27,027,810
BCE, Inc. (Diversified Telecom. Svs.)		544,505	24,521,200
Verizon Communications, Inc. (Diversified Telecom. Svs.)		587,476	26,236,678
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		950,868	27,318,438

			105,104,126

UTILITIES – 17.7%
American Electric Power Co., Inc. (Electric Utilities)		85,425	5,934,475
Duke Energy Corp. (Electric Utilities)		276,931	23,148,662
PPL Corp. (Electric Utilities)		434,925	16,814,201
Southern Co. / The (Electric Utilities)		181,860	8,707,457
Consolidated Edison, Inc. (Multi-Utilities)		65,000	5,253,300
Dominion Energy, Inc. (Multi-Utilities)		244,425	18,730,288
National Grid PLC (Multi-Utilities)	(a)	1,455,850	18,038,680
Public Service Enterprise Group, Inc. (Multi-Utilities)		172,100	7,402,021

			104,029,084

Total Common Stocks (Cost $540,544,143)			$572,761,555

Money Market Funds – 1.5%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		8,623,132	$8,623,132

Total Money Market Funds (Cost $8,623,132)			$8,623,132

Total Investments – 98.7% (Cost $549,167,275)	(b)		$581,384,687
Other Assets in Excess of Liabilities – 1.3%			7,914,615

Net Assets – 100.0%			$589,299,302

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $104,299,365, or 17.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

57

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of June 30, 2017

Average Annual returns
One year	11.36%
Five years	6.40%
Ten years	7.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.81% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the High Income Bond Portfolio returned 5.03% versus 4.92% for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (“BBHY2%ICI”).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The high yield market generated attractive relative and absolute returns during the six-month period ended June 30, 2017. The market continued to be fueled by a high level of confidence that the domestic economy continues on a path of solid, but unspectacular, growth. While acrimony between the political left and right continues, business leaders seem to be focused on a more benign regulatory environment, as well as the potential for tax relief. Consumers continue to be encouraged by high levels of employment, low levels of inflation, low intermediate term interest rates (despite the Federal Reserve’s modest increase in the Federal Fund’s rate) and increasing net worth. Foreign economies are also performing well. Equity prices, a proxy for corporate valuations, moved higher during the period while high yield default activity remained modest. While a swoon in oil prices in June briefly brought back memories of 2015 for high yield investors, stabilization in the mid 40’s for this volatile commodity limited the damage to oil-related sectors. The overall impact of these factors can be seen in the decline in the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities, which tightened during the period.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio’s outperformance was led by its overweight to the strong performing health care sector and its underweight to the poor performing oil field services and independent energy sectors. The Portfolio also benefitted from strong security selection in the cable & satellite, wireless, packaging and independent energy industry sectors. The Portfolio was negatively impacted by security selection in the transportation services and midstream sectors.(1)

Q. Were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance?

A. Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI included: pharmaceuticals, banking, health care, cable & satellite and chemicals. Major industry sectors that substantially underperformed the overall BBHY2%ICI included: independent energy, oil field services, retail, other industrials and consumer products. From a quality ratings perspective, the CCC-rated sector generated the best returns, followed by BB and B-rated sectors.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Specific Portfolio holdings that substantially outperformed the BBHY2%ICI included: Intelsat Jackson Holdings SA, which moved substantially higher in price as a result of a merger/restructuring proposal by a company affiliated with Softbank and stabilizing fundamental performance, Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, which moved higher on improving financial performance, and CHS / Community Health Systems, Inc., which moved higher on the strength of asset sales and better sentiment in the health care space.(1)

Specific holdings that substantially underperformed the BBHY2%ICI included: PetSmart, Inc., which underperformed on negative sentiment in the retail sector and online competition, FGI Operating Co. LLC / FGI Finance, Inc., which underperformed as firearms sales slumped, and Northern Oil and Gas, Inc., which moved lower due to weakening oil prices.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

58	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Corporate Bonds (4)	94.6
Exchange Traded Funds	1.5
Money Market Funds and Other Net Assets	3.9

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.625%, 05/15/2022	0.8
2. Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/2023	0.8
3. iShares iBoxx $ High Yield Corporate Bond ETF	0.8
4. SPDR Bloomberg Barclays High Yield Bond ETF	0.8
5. Platform Specialty Products Corp. 6.500%, 02/01/2022	0.7
6. Sprint Corp. 7.625%, 02/15/2025	0.7
7. MPH Acquisition Holdings LLC 7.125%, 06/01/2024	0.7
8. First Data Corp. 5.750%, 01/15/2024	0.6
9. Post Holdings, Inc. 5.000%, 08/15/2026	0.6
10. Ally Financial, Inc. 5.750%, 11/20/2025	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds):

% of Net Assets
Consumer Discretionary	24.5
Health Care	14.4
Energy	11.7
Information Technology	10.8
Materials	10.6
Industrials	7.4
Telecommunication Services	4.3
Financials	4.2
Utilities	3.4
Consumer Staples	3.0
Real Estate	0.3

94.6

59

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds – 94.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 24.5%
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	$950,000	$952,375
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	125,000	128,125
American Axle & Manufacturing, Inc. (Auto Components)	(a)	6.500%	04/01/2027	625,000	607,812
Cooper-Standard Automotive, Inc. (Auto Components)	(a)	5.625%	11/15/2026	200,000	200,750
Dana Financing Luxembourg Sarl (Auto Components)	(a)	6.500%	06/01/2026	800,000	851,500
Dana Financing Luxembourg Sarl (Auto Components)	(a)	5.750%	04/15/2025	175,000	181,125
Gates Global LLC / Gates Global Co. (Auto Components)	(a)	6.000%	07/15/2022	1,550,000	1,553,875
Goodyear Tire & Rubber Co. / The (Auto Components)		5.125%	11/15/2023	300,000	314,250
Goodyear Tire & Rubber Co. / The (Auto Components)		5.000%	05/31/2026	200,000	207,000
Goodyear Tire & Rubber Co. / The (Auto Components)		4.875%	03/15/2027	325,000	329,875
IHO Verwaltung GmbH (Auto Components)	(a)(b)	4.750%, 5.500% PIK	09/15/2026	1,075,000	1,087,094
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	9.000%	04/01/2022	475,000	498,156
Omega U.S. Sub, LLC (Auto Components)	(a)	8.750%	07/15/2023	775,000	819,562
Tenneco, Inc. (Auto Components)		5.000%	07/15/2026	100,000	101,125
ZF North America Capital, Inc. (Auto Components)	(a)	4.750%	04/29/2025	475,000	501,125
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	327,750
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	461,250
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)	(a)	5.125%	11/15/2024	700,000	724,500
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	6.000%	04/01/2022	1,175,000	1,217,594
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.250%	05/15/2024	250,000	248,422
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		5.125%	01/15/2024	550,000	578,187
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		4.750%	06/01/2026	375,000	389,062
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	300,000	316,875
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.875%	05/15/2023	525,000	561,750
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.375%	04/01/2026	650,000	702,812
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)	(a)	5.375%	04/15/2027	100,000	105,750
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.375%	06/01/2024	375,000	391,875
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(a)	9.250%	02/01/2020	900,000	927,000
Eagle II Acquisition Co. LLC (Hotels, Restaurants & Leisure)	(a)	6.000%	04/01/2025	325,000	344,500
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	11/01/2023	300,000	326,250
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/15/2026	125,000	136,536
Hilton Domestic Operations (Hotels, Restaurants & Leisure)	(a)	4.250%	09/01/2024	250,000	253,437
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. (Hotels, Restaurants & Leisure)	(a)	4.625%	04/01/2025	375,000	386,719
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	06/01/2024	150,000	156,375
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	06/01/2026	300,000	315,750
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	650,000	663,812
KIRS Midco 3 PLC (Hotels, Restaurants & Leisure)	(a)	8.625%	07/15/2023	850,000	860,625
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)		5.625%	05/01/2024	50,000	54,500
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	750,000	880,312
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	150,000	166,185
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	1,575,000	1,590,750
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	925,000	962,000
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	375,000	382,031
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	05/01/2024	1,075,000	1,118,000
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(a)	6.125%	08/15/2021	900,000	913,500
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2021	1,400,000	1,407,000
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(a)	7.804%	10/01/2020	520,000	525,200
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	07/31/2024	350,000	352,142
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	1,050,000	1,081,500
Station Casinos LLC (Hotels, Restaurants & Leisure)		7.500%	03/01/2021	313,000	325,520
Sugarhouse HSP Gaming Prop. Mezz LP / Sugarhouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2025	350,000	341,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)	(a)	5.250%	05/15/2027	225,000	230,484
RSI Home Products, Inc. (Household Durables)	(a)	6.500%	03/15/2023	975,000	1,026,187
FGI Operating Co. LLC / FGI Finance, Inc. (Acquired 04/12/2012 through 11/04/2013, Cost $809,102) (Leisure Products)	(c)	7.875%	05/01/2020	800,000	536,000
Acosta, Inc. (Media)	(a)	7.750%	10/01/2022	1,275,000	965,812
Altice SA (Media)	(a)	7.625%	02/15/2025	1,425,000	1,567,500
Altice U.S. Finance I Corp. (Media)	(a)	5.375%	07/15/2023	375,000	390,234
Altice U.S. Finance II Corp. (Media)	(a)	7.750%	07/15/2025	1,175,000	1,298,375

60	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
AMC Entertainment Holdings, Inc. (Media)	(a)	5.875%	11/15/2026	$300,000	$313,125
AMC Entertainment Holdings, Inc. (Media)	(a)	6.125%	05/15/2027	200,000	211,062
AMC Networks, Inc. (Media)		5.000%	04/01/2024	800,000	819,000
Cablevision Systems Corp. (Media)		5.875%	09/15/2022	1,200,000	1,261,500
CBS Radio, Inc. (Media)	(a)	7.250%	11/01/2024	600,000	618,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	154,781
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	338,812
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,275,000	1,343,531
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	05/01/2025	175,000	186,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.875%	05/01/2027	150,000	160,312
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.125%	05/01/2027	1,625,000	1,661,562
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(a)	5.125%	12/15/2021	750,000	763,125
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(a)	5.125%	12/15/2021	100,000	101,843
Clear Channel International BV (Media)	(a)	8.750%	12/15/2020	50,000	53,000
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	280,500
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	725,000	745,082
CSC Holdings LLC (Media)		5.250%	06/01/2024	250,000	255,025
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	650,000	687,375
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,325,000	1,424,375
DISH DBS Corp. (Media)		5.875%	11/15/2024	375,000	400,114
DISH DBS Corp. (Media)		7.750%	07/01/2026	550,000	651,750
EMI Music Publishing Group North America Holdings, Inc. (Media)	(a)	7.625%	06/15/2024	875,000	973,437
E.W. Scripps Company / The (Media)	(a)	5.125%	05/15/2025	175,000	180,250
Gannett Co., Inc. (Media)	(a)	5.500%	09/15/2024	225,000	231,750
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	825,000	841,500
Gray Television, Inc. (Media)	(a)	5.125%	10/15/2024	250,000	252,500
iHeartCommunications, Inc. (Media)		9.000%	03/01/2021	700,000	525,000
Intelsat Jackson Holdings SA (Media)		7.500%	04/01/2021	1,525,000	1,406,812
Intelsat Jackson Holdings SA (Media)		5.500%	08/01/2023	550,000	455,125
Intelsat Jackson Holdings SA (Media)	(a)	8.000%	02/15/2024	675,000	727,312
Intelsat Jackson Holdings SA (Media)	(a)	9.750%	07/15/2025	350,000	349,562
Lamar Media Corp. (Media)		5.375%	01/15/2024	275,000	287,375
LIN Television Corp. (Media)		5.875%	11/15/2022	350,000	366,625
Live Nation Entertainment, Inc. (Media)	(a)	4.875%	11/01/2024	250,000	253,750
Lynx II Corp. (Media)	(a)	6.375%	04/15/2023	475,000	498,750
Nexstar Broadcasting, Inc. (Media)	(a)	6.125%	02/15/2022	475,000	496,969
Nexstar Escrow Corp. (Media)	(a)	5.625%	08/01/2024	1,025,000	1,037,812
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(a)	5.000%	04/15/2022	1,250,000	1,296,875
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.250%	02/15/2022	300,000	310,875
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.625%	02/15/2024	300,000	313,125
Radio One, Inc. (Media)	(a)	9.250%	02/15/2020	650,000	624,000
Radio One, Inc. (Media)	(a)	7.375%	04/15/2022	625,000	646,875
Regal Entertainment Group (Media)		5.750%	02/01/2025	550,000	567,875
Regal Entertainment Group (Media)		5.750%	03/15/2022	100,000	104,500
Sinclair Television Group, Inc. (Media)	(a)	5.625%	08/01/2024	875,000	897,969
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	750,000	766,875
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	250,000	241,875
Sirius XM Radio, Inc. (Media)	(a)	4.625%	05/15/2023	1,175,000	1,208,781
Sirius XM Radio, Inc. (Media)	(a)	6.000%	07/15/2024	275,000	292,187
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	150,000	155,062
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	725,000	750,375
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	200,000	201,500
TEGNA, Inc. (Media)		6.375%	10/15/2023	700,000	738,500
Tribune Media Co. (Media)		5.875%	07/15/2022	1,375,000	1,440,312
Unitymedia KabelBW GmbH (Media)	(a)	6.125%	01/15/2025	975,000	1,045,687
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(a)	5.500%	01/15/2023	427,500	443,531
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(a)	5.000%	01/15/2025	200,000	209,500
Virgin Media Finance PLC (Media)	(a)	6.000%	10/15/2024	800,000	848,000
Virgin Media Finance PLC (Media)	(a)	5.750%	01/15/2025	400,000	415,000
Virgin Media Secured Finance PLC (Media)	(a)	5.250%	01/15/2026	425,000	442,344
Virgin Media Secured Finance PLC (Media)	(a)	5.500%	08/15/2026	200,000	209,500
WMG Acquisition Corp. (Media)	(a)	5.000%	08/01/2023	75,000	76,875
WMG Acquisition Corp. (Media)	(a)	4.875%	11/01/2024	200,000	204,000
Ziggo Bond Finance BV (Media)	(a)	6.000%	01/15/2027	775,000	783,719
Ziggo Secured Finance BV (Media)	(a)	5.500%	01/15/2027	925,000	944,656
Argos Merger Sub, Inc. (Specialty Retail)	(a)	7.125%	03/15/2023	1,600,000	1,424,000
Michaels Stores, Inc. (Specialty Retail)	(a)	5.875%	12/15/2020	1,275,000	1,305,281
Party City Holdings, Inc. (Specialty Retail)	(a)	6.125%	08/15/2023	975,000	1,009,125
PetSmart, Inc. (Specialty Retail)	(a)	8.875%	06/01/2025	325,000	300,170

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Sally Holdings LLC / Sally Capital, Inc. (Specialty Retail)		5.625%	12/01/2025	$600,000	$614,250
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.875%	05/15/2026	475,000	482,125
Springs Industries, Inc. (Textiles, Apparel & Luxury Goods)		6.250%	06/01/2021	455,000	469,219

					77,944,383

CONSUMER STAPLES – 3.0%
Albertsons Cos., LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC (Food & Staples Retailing)	(a)	6.625%	06/15/2024	1,025,000	1,017,312
Albertsons Cos., LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC (Food & Staples Retailing)	(a)	5.750%	03/15/2025	525,000	488,250
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	06/01/2024	75,000	77,437
Rite Aid Corp. (Food & Staples Retailing)	(a)	6.125%	04/01/2023	550,000	541,062
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	1,550,000	1,608,125
Hearthside Group Holdings LLC / Hearthside Finance Co. (Food Products)	(a)	6.500%	05/01/2022	850,000	845,750
Lamb Weston Holdings, Inc. (Food Products)	(a)	4.875%	11/01/2026	500,000	518,125
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		5.875%	01/15/2024	250,000	266,875
Post Holdings, Inc. (Food Products)	(a)	6.000%	12/15/2022	100,000	106,000
Post Holdings, Inc. (Food Products)	(a)	5.000%	08/15/2026	2,000,000	1,995,000
Spectrum Brands, Inc. (Household Products)		6.125%	12/15/2024	175,000	187,469
Spectrum Brands, Inc. (Household Products)		5.750%	07/15/2025	400,000	429,040
First Quality Finance Co., Inc. (Personal Products)	(a)	4.625%	05/15/2021	1,450,000	1,462,687
First Quality Finance Co., Inc. (Personal Products)	(a)	5.000%	07/01/2025	100,000	102,000

					9,645,132

ENERGY – 11.7%
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.750%	12/15/2023	425,000	418,625
Weatherford International, LLC (Energy Equip. & Svs.)		6.800%	06/15/2037	500,000	427,500
Weatherford International Ltd. (Energy Equip. & Svs.)		7.000%	03/15/2038	425,000	363,375
Weatherford International Ltd. (Energy Equip. & Svs.)		8.250%	06/15/2023	500,000	500,000
Weatherford International Ltd. (Energy Equip. & Svs.)	(a)	9.875%	02/15/2024	75,000	78,375
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.500%	05/01/2025	625,000	657,031
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	09/15/2024	900,000	920,250
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.125%	12/01/2022	200,000	200,436
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	03/01/2025	1,050,000	1,018,500
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	10.000%	04/01/2022	575,000	575,000
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.125%	10/01/2024	339,000	344,932
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	6.125%	10/01/2024	275,000	279,812
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	875,000	890,312
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		6.250%	04/15/2023	100,000	96,250
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	300,000	305,250
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)		5.875%	03/31/2025	475,000	506,469
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)		7.000%	06/30/2024	550,000	613,250
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/30/2027	225,000	230,625
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	525,000	490,875
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.750%	03/15/2023	50,000	45,375
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	12/15/2022	456,000	482,220
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	01/15/2025	175,000	173,250
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	06/15/2027	750,000	736,875
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.500%	04/15/2023	775,000	740,125
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.125%	04/15/2021	150,000	154,125
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.750%	02/15/2023	175,000	184,625
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	1,175,000	1,183,812
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.750%	11/01/2024	275,000	273,625
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	1,275,000	1,351,500
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.500%	11/01/2021	1,000,000	1,067,500
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.375%	06/15/2023	150,000	88,125
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.000%	11/29/2024	500,000	498,750
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.625%	05/01/2023	275,000	275,687
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	10/15/2024	450,000	437,625
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	05/15/2025	275,000	270,875
Hiland Partners LP / Hiland Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	05/15/2022	250,000	261,115
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	08/01/2024	875,000	910,000
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		7.375%	05/01/2022	150,000	151,500
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	275,000	266,750
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	475,000	471,437
MPLX LP (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	600,000	616,062
Northern Oil and Gas, Inc. (Acquired 05/08/2013 through 10/05/2016, Cost $928,727) (Oil, Gas & Consumable Fuels)	(c)	8.000%	06/01/2020	975,000	682,500

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	$475,000	$498,750
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	900,000	873,000
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	06/01/2024	100,000	105,000
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	01/15/2025	175,000	176,312
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.250%	08/15/2025	175,000	174,562
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		7.750%	10/15/2022	100,000	103,750
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.125%	09/15/2024	350,000	355,250
Peabody Securities Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	03/31/2022	125,000	124,062
Peabody Securities Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	03/31/2025	475,000	467,875
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/01/2021	450,000	466,875
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	125,000	118,125
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	600,000	570,000
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	05/01/2022	500,000	522,500
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)		6.625%	10/01/2022	325,000	337,187
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.250%	01/15/2025	350,000	350,437
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	04/15/2023	700,000	778,028
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	03/01/2025	225,000	248,443
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	375,000	331,875
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	325,000	310,271
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.100%	03/15/2022	1,225,000	1,141,547
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	1,400,000	1,398,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.750%	04/15/2025	350,000	351,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	150,000	153,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	02/01/2027	1,000,000	1,035,000
Tesoro Corp. (Oil, Gas & Consumable Fuels)		5.125%	04/01/2024	425,000	449,437
Tesoro Corp. (Oil, Gas & Consumable Fuels)	(a)	5.125%	12/15/2026	250,000	271,900
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	10/01/2020	725,000	740,406
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	10/15/2021	325,000	338,000
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	10/15/2019	50,000	52,750
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	75,000	79,687
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/01/2024	150,000	162,375
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	01/15/2025	650,000	682,500
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/15/2022	150,000	148,875
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.125%	04/15/2025	300,000	295,875
Western Refining Logistics LP / WNRL Finance Corp. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	900,000	969,750
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.250%	04/01/2023	1,075,000	986,312
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		4.550%	06/24/2024	250,000	256,875
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		6.000%	01/15/2022	450,000	445,500
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.250%	09/15/2024	50,000	47,500
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		8.250%	08/01/2023	200,000	217,000

					37,377,666

FINANCIALS – 4.2%
MSCI, Inc. (Capital Markets)	(a)	5.250%	11/15/2024	150,000	159,000
MSCI, Inc. (Capital Markets)	(a)	5.750%	08/15/2025	325,000	352,014
Ally Financial, Inc. (Consumer Finance)		4.125%	03/30/2020	875,000	899,062
Ally Financial, Inc. (Consumer Finance)		4.625%	03/30/2025	400,000	409,672
Ally Financial, Inc. (Consumer Finance)		4.625%	05/19/2022	250,000	260,000
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	1,850,000	1,947,125
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	975,000	992,355
Navient Corp. (Consumer Finance)		7.250%	09/25/2023	275,000	294,937
Navient Corp. (Consumer Finance)		5.500%	01/25/2023	325,000	330,281
Navient Corp. (Consumer Finance)		6.125%	03/25/2024	775,000	798,250
Alpha 3 BV / Alpha US Bidco, Inc. (Diversified Financial Svs.)	(a)	6.250%	02/01/2025	725,000	745,844
BCD Acquisition, Inc. (Diversified Financial Svs.)	(a)	9.625%	09/15/2023	625,000	675,000
HUB International Ltd. (Insurance)	(a)	7.875%	10/01/2021	1,575,000	1,641,937
NFP Corp. (Insurance)	(a)	6.875%	07/15/2025	825,000	833,250
USIS Merger Sub, Inc. (Insurance)	(a)	6.875%	05/01/2025	975,000	992,063
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.750%	05/01/2025	1,825,000	1,884,313

					13,215,103

HEALTH CARE – 14.4%
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA (Health Care Equip. & Supplies)	(a)	6.625%	05/15/2022	2,750,000	2,626,250
Sterigenics-Nordion Holdings LLC (Health Care Equip. & Supplies)	(a)	6.500%	05/15/2023	900,000	927,000
Sterigenics-Nordion Topco LLC (Health Care Equip. & Supplies)	(a)(b)	8.125%, 8.875% PIK	11/01/2021	1,400,000	1,435,000

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
Teleflex, Inc. (Health Care Equip. & Supplies)		5.250%	06/15/2024	$275,000	$284,625
Teleflex, Inc. (Health Care Equip. & Supplies)		4.875%	06/01/2026	100,000	102,250
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	1,350,000	1,396,406
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	625,000	667,188
Air Medical Merger Sub Corp. (Health Care Providers & Svs.)	(a)	6.375%	05/15/2023	1,200,000	1,137,000
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		5.125%	08/01/2021	300,000	303,750
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.875%	02/01/2022	1,350,000	1,179,563
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.250%	03/31/2023	650,000	671,028
DaVita, Inc. (Health Care Providers & Svs.)		5.125%	07/15/2024	175,000	177,625
DaVita, Inc. (Health Care Providers & Svs.)		5.000%	05/01/2025	475,000	476,188
Eagle Holding Co. II, LLC (Health Care Providers & Svs.)	(a)(b)	7.625%, 8.375% PIK	05/15/2022	325,000	334,344
Envision Healthcare Corp. (Health Care Providers & Svs.)		5.625%	07/15/2022	375,000	388,594
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	07/01/2022	925,000	949,281
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.250%	12/01/2024	900,000	960,750
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	1,600,000	1,694,000
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	1,775,000	1,908,125
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	1,200,000	1,265,760
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	1,425,000	1,539,000
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	299,406
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	775,000	778,875
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (Health Care Providers & Svs.)	(a)	6.375%	08/01/2023	2,425,000	2,555,344
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.500%	12/01/2021	250,000	258,750
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.875%	12/01/2023	75,000	79,125
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.375%	05/01/2024	850,000	879,750
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	5.250%	12/01/2023	125,000	128,750
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	7.125%	06/01/2024	2,075,000	2,212,469
Surgery Center Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.750%	07/01/2025	775,000	784,688
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	1,700,000	1,649,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	350,000	355,688
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	250,000	253,750
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	1,700,000	1,700,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7.500%	01/01/2022	225,000	244,080
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.625%	07/15/2024	155,000	155,194
THC Escrow Corp. III (Health Care Providers & Svs.)	(a)	4.625%	07/15/2024	195,000	195,527
THC Escrow Corp. III (Health Care Providers & Svs.)	(a)	5.125%	05/01/2025	750,000	752,813
THC Escrow Corp. III (Health Care Providers & Svs.)	(a)	7.000%	08/01/2025	225,000	224,156
Vizient, Inc. (Health Care Providers & Svs.)	(a)	10.375%	03/01/2024	1,075,000	1,236,250
Quintiles IMS Health, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	325,000	335,156
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	02/01/2025	1,125,000	916,875
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	07/15/2023	475,000	399,238
Mallinckrodt International Finance SA (Pharmaceuticals)		4.750%	04/15/2023	475,000	404,938
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.500%	04/15/2025	700,000	612,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.625%	10/15/2023	1,350,000	1,231,875
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.375%	12/15/2021	1,100,000	1,134,375
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	1,000,000	1,068,750
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7.250%	07/15/2022	675,000	634,500
VRX Escrow Corp. (Pharmaceuticals)	(a)	5.875%	05/15/2023	825,000	707,438
VRX Escrow Corp. (Pharmaceuticals)	(a)	6.125%	04/15/2025	2,075,000	1,755,969
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.625%	12/01/2021	100,000	90,250
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.500%	03/01/2023	350,000	297,059
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	6.500%	03/15/2022	125,000	131,094
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7.000%	03/15/2024	350,000	367,938
VPII Escrow Corp. (Pharmaceuticals)	(a)	7.500%	07/15/2021	750,000	726,563

					45,981,860

INDUSTRIALS – 7.4%
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(a)	7.750%	12/15/2020	325,000	325,000
Engility Corp. (Aerospace & Defense)		8.875%	09/01/2024	600,000	651,750
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	279,125
TransDigm, Inc. (Aerospace & Defense)		6.000%	07/15/2022	550,000	566,500
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	775,000	800,188
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	250,000	254,375
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	862,750
Allegion PLC (Building Products)		5.875%	09/15/2023	100,000	107,500
Allegion U.S. Holding Co., Inc. (Building Products)		5.750%	10/01/2021	325,000	337,188
Building Materials Corp. of America (Building Products)	(a)	6.000%	10/15/2025	475,000	508,250
Hillman Group, Inc. / The (Building Products)	(a)	6.375%	07/15/2022	1,500,000	1,440,000
Masonite International Corp. (Building Products)	(a)	5.625%	03/15/2023	275,000	287,375
NCI Building Systems, Inc. (Building Products)	(a)	8.250%	01/15/2023	375,000	405,469

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Ply Gem Industries, Inc. (Building Products)		6.500%	02/01/2022	$900,000	$942,678
GW Honos Security Corp. (Commercial Svs. & Supplies)	(a)	8.750%	05/15/2025	325,000	340,031
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	575,000	585,781
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	6.125%	12/01/2022	950,000	997,500
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)	(a)	5.375%	01/15/2025	225,000	234,563
Southern Graphics, Inc. (Commercial Svs. & Supplies)	(a)	8.375%	10/15/2020	1,025,000	1,042,938
Tervita Escrow Corp. (Commercial Svs. & Supplies)	(a)	7.625%	12/01/2021	600,000	604,500
Sensata Technologies BV (Electrical Equip.)	(a)	5.625%	11/01/2024	225,000	241,313
Sensata Technologies BV (Electrical Equip.)	(a)	5.000%	10/01/2025	100,000	104,580
Sensata Technologies UK Financing Co. PLC (Electrical Equip.)	(a)	6.250%	02/15/2026	225,000	245,250
Allison Transmission, Inc. (Machinery)	(a)	5.000%	10/01/2024	250,000	256,250
Schaeffler Finance BV (Machinery)	(a)	4.750%	05/15/2023	275,000	283,250
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.500%	10/01/2021	625,000	646,875
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	300,000	307,500
Tempo Acquisition, LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	625,000	639,063
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)		5.500%	04/01/2023	125,000	124,219
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)	(a)	5.250%	03/15/2025	775,000	729,469
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)	(a)	6.375%	04/01/2024	700,000	698,250
Hertz Corp. / The (Road & Rail)		6.250%	10/15/2022	600,000	523,500
Hertz Corp. / The (Road & Rail)	(a)	5.500%	10/15/2024	1,175,000	963,500
Hertz Corp. / The (Road & Rail)	(a)	7.625%	06/01/2022	450,000	448,920
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.625%	04/15/2021	340,000	349,775
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.750%	12/15/2023	50,000	52,875
HD Supply, Inc. (Trading Companies & Distributors)	(a)	5.250%	12/15/2021	200,000	209,875
HD Supply, Inc. (Trading Companies & Distributors)	(a)	5.750%	04/15/2024	525,000	557,813
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.250%	08/15/2022	175,000	182,931
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.500%	02/15/2024	1,625,000	1,697,313
United Rentals North America, Inc. (Trading Companies & Distributors)		4.625%	07/15/2023	225,000	233,606
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	07/15/2025	300,000	314,250
United Rentals North America, Inc. (Trading Companies & Distributors)		5.875%	09/15/2026	325,000	346,125
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	350,000	360,500
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	425,000	441,469
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	06/15/2024	1,050,000	1,095,938

					23,627,870

INFORMATION TECHNOLOGY – 10.8%
CommScope Technologies Finance LLC (Communications Equip.)	(a)	6.000%	06/15/2025	325,000	346,938
CommScope Technologies LLC (Communications Equip.)	(a)	5.000%	03/15/2027	150,000	149,625
CommScope, Inc. (Communications Equip.)	(a)	5.500%	06/15/2024	525,000	546,494
Riverbed Technology, Inc. (Communications Equip.)	(a)	8.875%	03/01/2023	1,025,000	1,041,656
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	1,375,000	1,511,514
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.500%	03/01/2023	325,000	347,344
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.500%	09/01/2022	725,000	746,750
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.250%	07/15/2024	950,000	983,250
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.500%	12/01/2024	575,000	621,897
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.000%	09/01/2023	550,000	572,688
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.000%	09/01/2025	100,000	103,750
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8.750%	12/15/2019	225,000	232,031
Zebra Technologies Corp. (Electronic Equip., Instr. & Comp.)		7.250%	10/15/2022	1,225,000	1,301,563
Match Group, Inc. (Internet Software & Svs.)		6.750%	12/15/2022	1,100,000	1,144,000
Match Group, Inc. (Internet Software & Svs.)		6.375%	06/01/2024	50,000	54,375
Inception Merger Sub, Inc. / Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	8.625%	11/15/2024	1,550,000	1,650,750
VeriSign, Inc. (Internet Software & Svs.)		4.625%	05/01/2023	200,000	205,000
VeriSign, Inc. (Internet Software & Svs.)		5.250%	04/01/2025	125,000	133,438
VeriSign, Inc. (Internet Software & Svs.)	(a)	4.750%	07/15/2027	200,000	202,250
First Data Corp. (IT Svs.)	(a)	5.375%	08/15/2023	550,000	574,750
First Data Corp. (IT Svs.)	(a)	7.000%	12/01/2023	875,000	934,063
First Data Corp. (IT Svs.)	(a)	5.000%	01/15/2024	800,000	822,744
First Data Corp. (IT Svs.)	(a)	5.750%	01/15/2024	1,925,000	1,999,594
Gartner, Inc. (IT Svs.)	(a)	5.125%	04/01/2025	350,000	367,644
Sabre GLBL, Inc. (IT Svs.)	(a)	5.375%	04/15/2023	450,000	469,125
Entegris, Inc. (Semiconductors & Equip.)	(a)	6.000%	04/01/2022	925,000	967,781
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	5.250%	08/01/2023	400,000	415,400
Microsemi Corp. (Semiconductors & Equip.)	(a)	9.125%	04/15/2023	196,000	224,420
Qorvo, Inc. (Semiconductors & Equip.)		7.000%	12/01/2025	425,000	482,375
Versum Materials, Inc. (Semiconductors & Equip.)	(a)	5.500%	09/30/2024	700,000	735,875
BMC Software Finance, Inc. (Software)	(a)	8.125%	07/15/2021	1,525,000	1,578,863
Ensemble S Merger Sub, Inc. (Software)	(a)	9.000%	09/30/2023	1,025,000	1,066,000
Infor Software Parent LLC / Infor Software Parent, Inc. (Software)	(a)(b)	7.125%, 7.875% PIK	05/01/2021	1,750,000	1,802,500

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Infor U.S., Inc. (Software)		6.500%	05/15/2022	$1,675,000	$1,733,625
Italics Merger Sub, Inc. (Software)	(a)	7.125%	07/15/2023	1,350,000	1,374,057
JDA Escrow LLC / JDA Bond Finance, Inc. (Software)	(a)	7.375%	10/15/2024	1,050,000	1,092,000
Nuance Communications, Inc. (Software)	(a)	5.375%	08/15/2020	364,000	369,915
Nuance Communications, Inc. (Software)	(a)	5.625%	12/15/2026	975,000	1,040,813
Nuance Communications, Inc. (Software)		6.000%	07/01/2024	500,000	532,500
PTC, Inc. (Software)		6.000%	05/15/2024	125,000	135,313
Solera LLC / Solera Finance, Inc. (Software)	(a)	10.500%	03/01/2024	1,375,000	1,579,531
SS&C Technologies Holdings, Inc. (Software)		5.875%	07/15/2023	450,000	479,345
Symantec Corp. (Software)	(a)	5.000%	04/15/2025	475,000	497,116
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	475,000	484,500
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	450,000	459,000
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	241,313

					34,355,475

MATERIALS – 10.6%
Eco Services Operations LLC / Eco Finance Corp. (Chemicals)	(a)	8.500%	11/01/2022	325,000	340,438
Hexion, Inc. (Chemicals)		6.625%	04/15/2020	1,050,000	958,125
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	450,000	472,500
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	400,000	425,000
Platform Specialty Products Corp. (Chemicals)	(a)	6.500%	02/01/2022	2,300,000	2,374,750
Platform Specialty Products Corp. (Chemicals)	(a)	10.375%	05/01/2021	150,000	165,938
PQ Corp. (Chemicals)	(a)	6.750%	11/15/2022	450,000	483,750
The Scotts Miracle-Gro Co. (Chemicals)		5.250%	12/15/2026	50,000	52,375
Valvoline, Inc. (Chemicals)	(a)	5.500%	07/15/2024	100,000	105,750
W.R. Grace & Co. (Chemicals)	(a)	5.625%	10/01/2024	200,000	213,750
Standard Industries, Inc. (Construction Materials)	(a)	5.000%	02/15/2027	1,200,000	1,224,000
ARD Finance SA (Containers & Packaging)	(b)	7.125%, 7.875% PIK	09/15/2023	1,250,000	1,334,250
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	06/30/2021	150,000	155,250
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	4.625%	05/15/2023	200,000	204,918
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	7.250%	05/15/2024	1,625,000	1,777,344
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	02/15/2025	400,000	420,000
Ball Corp. (Containers & Packaging)		5.250%	07/01/2025	125,000	137,969
Berry Plastics Corp. (Containers & Packaging)		5.500%	05/15/2022	1,325,000	1,379,656
Berry Plastics Corp. (Containers & Packaging)		5.125%	07/15/2023	1,025,000	1,067,281
Berry Plastics Corp. (Containers & Packaging)		6.000%	10/15/2022	75,000	79,969
BWAY Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	900,000	919,125
BWAY Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	1,825,000	1,852,375
Crown Americas LLC / Crown Americas Capital Corp. V (Containers & Packaging)	(a)	4.250%	09/30/2026	100,000	99,750
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	1,450,000	1,508,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.875%	08/15/2023	225,000	248,063
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	800,000	898,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	325,000	346,531
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	252,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,325,000	1,355,926
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(a)	7.000%	07/15/2024	1,350,000	1,448,165
Sealed Air Corp. (Containers & Packaging)	(a)	4.875%	12/01/2022	225,000	239,625
Sealed Air Corp. (Containers & Packaging)	(a)	5.125%	12/01/2024	350,000	375,375
Sealed Air Corp. (Containers & Packaging)	(a)	5.500%	09/15/2025	400,000	437,000
Signode Industrial Group Lux SA / Signode Industrial Group U.S., Inc. (Containers & Packaging)	(a)	6.375%	05/01/2022	1,625,000	1,698,125
ArcelorMittal (Metals & Mining)		6.125%	06/01/2025	350,000	392,000
Coeur Mining, Inc. (Metals & Mining)	(a)	5.875%	06/01/2024	550,000	533,500
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	1,000,000	985,000
Freeport-McMoRan, Inc. (Metals & Mining)		3.875%	03/15/2023	1,175,000	1,092,750
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	1,350,000	1,204,875
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.250%	01/15/2023	225,000	232,031
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.625%	01/15/2025	400,000	419,000
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	129,844
Steel Dynamics, Inc. (Metals & Mining)		5.125%	10/01/2021	200,000	205,396
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	350,000	371,875
Steel Dynamics, Inc. (Metals & Mining)		5.000%	12/15/2026	325,000	333,531
Teck Resources Ltd. (Metals & Mining)		6.125%	10/01/2035	775,000	807,938
Teck Resources Ltd. (Metals & Mining)		6.000%	08/15/2040	175,000	175,875
Teck Resources Ltd. (Metals & Mining)	(a)	8.500%	06/01/2024	450,000	519,750
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	650,000	640,250
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	600,000	595,500

					33,690,188

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
REAL ESTATE – 0.3%
RHP Hotel Properties LP / RHP Finance Corp. (Equity Real Estate Investment Trusts)		5.000%	04/15/2023	$100,000	$102,250
Hub Holdings, LLC / Hub Holdings Finance, Inc. (Real Estate Mgmt. & Development)	(a)(b)	8.125%, 8.875% PIK	07/15/2019	975,000	977,438

					1,079,688

TELECOMMUNICATION SERVICES – 4.3%
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		5.375%	05/01/2025	350,000	368,375
Neptune Finco Corp. (Diversified Telecom. Svs.)	(a)	10.875%	10/15/2025	350,000	421,313
Neptune Finco Corp. (Diversified Telecom. Svs.)	(a)	6.625%	10/15/2025	300,000	330,030
Neptune Finco Corp. (Diversified Telecom. Svs.)	(a)	10.125%	01/15/2023	300,000	348,000
Numericable-SFR SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	1,400,000	1,519,000
Numericable Group SA (Diversified Telecom. Svs.)	(a)	6.000%	05/15/2022	425,000	444,656
Numericable Group SA (Diversified Telecom. Svs.)	(a)	6.250%	05/15/2024	400,000	422,500
Digicel Group Ltd. (Wireless Telecom. Svs.)	(a)	8.250%	09/30/2020	975,000	911,528
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	700,000	778,099
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	7.000%	03/01/2020	350,000	384,125
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	825,000	874,500
Sprint Corp. (Wireless Telecom. Svs.)		7.875%	09/15/2023	975,000	1,121,250
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	325,000	361,563
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	1,950,000	2,244,938
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.125%	01/15/2022	200,000	210,188
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	625,000	671,875
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	04/01/2023	450,000	476,190
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.000%	03/01/2023	150,000	158,765
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	225,000	243,281
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	358,719
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.125%	04/15/2025	775,000	813,750
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.375%	04/15/2027	200,000	214,500

					13,677,145

UTILITIES – 3.4%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.625%	05/20/2024	250,000	258,125
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	1,200,000	1,230,000
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	275,000	279,125
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	200,000	203,000
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021	450,000	425,250
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022	500,000	471,250
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	06/15/2023	725,000	674,250
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	1,150,000	1,144,250
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	475,000	472,625
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	2,025,000	1,898,438
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.625%	03/15/2023	75,000	77,063
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.250%	05/01/2024	975,000	984,750
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		7.250%	05/15/2026	1,075,000	1,112,625
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.625%	01/15/2027	250,000	250,313
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(a)	6.375%	02/01/2023	1,125,000	1,170,000
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(a)	6.625%	06/15/2025	150,000	159,375

					10,810,439

Total Corporate Bonds (Cost $294,712,468)					$301,404,949

Exchange Traded Funds – 1.5%				Shares	Value
iShares iBoxx $ High Yield Corporate Bond ETF				27,310	$2,413,931
SPDR Bloomberg Barclays High Yield Bond ETF				64,852	2,412,494

Total Exchange Traded Funds (Cost $4,747,992)					$4,826,425

Money Market Funds – 3.0%				Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class				9,575,705	$9,575,705

Total Money Market Funds (Cost $9,575,705)					$9,575,705

Total Investments – 99.1% (Cost $309,036,165)	(d)				$315,807,079
Other Assets in Excess of Liabilities – 0.9%					2,802,221

Net Assets – 100.0%					$318,609,300

Percentages are stated as a percent of net assets.

Abbreviations:

PIK: Payment-in-Kind

67	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2017, the value of these securities totaled $181,301,228, or 56.9% of the Portfolio’s net assets. Unless also noted with (c), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).

(c)	Represents a security deemed to be illiquid. At June 30, 2017, the value of illiquid securities in the Portfolio totaled $1,218,500, or 0.4% of the Portfolio’s net assets.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

68

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio

Objective/Strategy

The ClearBridge Small Cap Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

Performance as of June 30, 2017

Average Annual returns
One year	25.71%
Five years	14.05%
Ten years	8.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.24% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the ClearBridge Small Cap Portfolio returned 6.54% versus 4.99% for its benchmark, the Russell 2000 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. There were no unusual conditions, investment strategies, or techniques that materially affected the Portfolio’s relative performance to the benchmark during the reporting period. We continue to monitor valuations and opportunities in the market so that we can position the Portfolio optimally from a risk-return perspective.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Stock selection contributed to the Portfolio’s outperformance, partially offset by sector allocation effects. Stock selection in the Information Technology, Real Estate and Health Care sectors contributed the most to relative performance. Meanwhile, stock selection in the Materials sector and an underweight to the Health Care sector detracted from relative returns. The Portfolio’s cash position also detracted somewhat from relative performance.(1)

Q. Were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance?

A. The Portfolio has been underweight in a few of the primary areas that did well in both the first and second quarters; specifically, the biotechnology industry, and “bond proxy” stock areas such as the Telecommunication Services and Utilities sectors. While the Portfolio is underweight Health Care, positive stock selection effects in the sector contributed to relative performance.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Triton International Ltd., the largest lessor of shipping containers globally, was a top contributor in the second quarter. Triton’s stock rose due to improving demand for containers while supply remained constrained, as well as the potential for steel trade barriers implemented by the Trump administration, which would likely increase steel prices. The company benefits from higher steel prices in realizing higher scrap and residual value.(1)

Shares of 2U, Inc. were also a key contributor during the period. 2U partners with leading universities to offer online graduate degrees that are equivalent to on-campus degrees. Its contracts run for 10 years or more, but it loses money in the development stage of a program, so the lifetime profitability of each contract win is masked. As it increases the number of programs it launches, 2U creates more value in the long-term. Recognition of this approach by investors helped lift the stock.(1)

Shares of Akorn, Inc., a generic pharmaceuticals manufacturer, rose sharply in April after the company announced it had agreed to be acquired by Fresenius Kabi, a German drug and medical device supplier. The deal is expected to close in early 2018.(1)

Smart Sand, Inc., a provider of silica sand used as proppant for shale oil extraction, declined during the second quarter, as oil prices slid and as the market expects oil prices to be contained for some time. Nevertheless, sand pricing rose, and volumes have been strong, as the U.S. rig count has continued to rise and sand intensity has increased.(1)

Clearwater Paper Corp., which makes private-label hygienic paper and bleached paperboard products, declined following another earnings miss due to higher than expected costs. Clearwater has invested heavily in recent years to improve the quality of its products and to reduce systemic costs with new equipment and Information Technology systems. Our investment case has been that those investments would increase market share and generate incremental returns above the cost of capital. We still think that case is persuasive, but projects have cost more and taken longer than we expected.(1)

Extraction Oil & Gas, Inc. is an exploration and production company with primary assets in the U.S. Rocky Mountains region. The stock was pressured by a decline in crude oil prices during the period as well as negative sentiment related to a fatal gas well explosion in an area in close proximity to its Colorado operations. Despite recent stock weakness, the company reported results in May that topped forecasts, is confident in hitting or exceeding guidance provided for the rest of 2017 and has said that its 2018 growth plans are on track.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives during the period. The Portfolio invested in three IPOs: Foundation Building Materials, Inc., Cadence Bancorporation and REV Group, Inc. Foundation Building Materials has declined 11.48%, detracting from absolute performance by 11 basis points during the period. Shares of Cadence Bancorporation increased 3.88% following the IPO through the end of

69	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Continued)

the period, contributing 3 basis points to the Portfolio’s absolute performance. The Portfolio’s investment in REV Group contributed 16 basis points to absolute returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S equity universe. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	99.3
Money Market Funds
Less Net Liabilities	0.7

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Service Corp. International	2.3
2. Gray Television, Inc.	2.3
3. HealthEquity, Inc.	2.2
4. LegacyTexas Financial Group, Inc.	2.0
5. 2U, Inc.	1.9
6. Murphy U.S.A., Inc.	1.9
7. Web.com Group, Inc.	1.9
8. Washington Federal, Inc.	1.9
9. Q2 Holdings, Inc.	1.9
10. First Interstate BancSystem, Inc. Class A	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	22.4
Information Technology	19.0
Industrials	14.1
Consumer Discretionary	13.7
Health Care	12.4
Real Estate	7.2
Consumer Staples	3.4
Energy	2.8
Materials	2.5
Utilities	1.8

99.3

70

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 99.3%		Shares	Value
CONSUMER DISCRETIONARY – 13.7%
Gentex Corp. (Auto Components)		173,800	$3,296,986
Horizon Global Corp. (Auto Components)	(a)	204,610	2,938,200
Service Corp. International (Diversified Consumer Svs.)		192,830	6,450,163
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	111,260	2,603,484
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)		194,540	4,540,564
Gray Television, Inc. (Media)	(a)	468,110	6,413,107
Aaron’s, Inc. (Specialty Retail)		94,560	3,678,384
Monro Muffler Brake, Inc. (Specialty Retail)		73,800	3,081,150
Murphy U.S.A., Inc. (Specialty Retail)	(a)	73,600	5,454,496

			38,456,534

CONSUMER STAPLES – 3.4%
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	200,000	4,534,000
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	84,060	3,085,002
Inter Parfums, Inc. (Personal Products)		52,700	1,931,455

			9,550,457

ENERGY – 2.8%
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	276,480	2,463,437
Extraction Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	186,840	2,512,998
Sanchez Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	387,620	2,783,112

			7,759,547

FINANCIALS – 22.4%
Cadence BanCorp (Banks)	(a)	180,270	3,944,308
First Interstate BancSystem, Inc. Class A (Banks)		140,100	5,211,720
LegacyTexas Financial Group, Inc. (Banks)		144,290	5,501,778
Popular, Inc. (Banks)		92,680	3,865,683
TriState Capital Holdings, Inc. (Banks)	(a)	96,810	2,439,612
Main Street Capital Corp. (Capital Markets)		55,320	2,127,607
PennantPark Investment Corp. (Capital Markets)		212,382	1,569,503
Triangle Capital Corp. (Capital Markets)		185,099	3,261,444
OneMain Holdings, Inc. (Consumer Finance)	(a)	179,720	4,419,315
PRA Group, Inc. (Consumer Finance)	(a)	101,127	3,832,713
Assured Guaranty Ltd. (Insurance)		97,270	4,060,050
Kinsale Capital Group, Inc. (Insurance)		97,800	3,648,918
ProAssurance Corp. (Insurance)		54,510	3,314,208
Beneficial Bancorp, Inc. (Thrifts & Mortgage Finance)		205,990	3,089,850
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a)	313,914	3,594,315
Radian Group, Inc. (Thrifts & Mortgage Finance)		214,900	3,513,615
Washington Federal, Inc. (Thrifts & Mortgage Finance)		162,440	5,393,008

			62,787,647

HEALTH CARE – 12.4%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	1,027,370	4,140,301
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	163,720	3,091,034
Keryx Biopharmaceuticals, Inc. (Biotechnology)	(a)	367,220	2,655,001
Lexicon Pharmaceuticals, Inc. (Biotechnology)	(a)	200,680	3,301,186
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	34,110	4,140,954
Quotient Ltd. (Health Care Equip. & Supplies)	(a)	384,000	2,826,240
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	124,810	6,219,282
HealthSouth Corp. (Health Care Providers & Svs.)		78,940	3,820,696
INC Research Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	38,440	2,248,740
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	84,140	2,440,060

			34,883,494

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 14.1%
HEICO Corp. (Aerospace & Defense)		59,162	$4,250,198
Allegiant Travel Co. (Airlines)		17,740	2,405,544
Continental Building Products, Inc. (Building Products)	(a)	127,000	2,959,100
CIRCOR International, Inc. (Machinery)		40,190	2,386,482
REV Group, Inc. (Machinery)		122,100	3,379,728
Matson, Inc. (Marine)		80,450	2,416,718
ICF International, Inc. (Professional Svs.)	(a)	74,650	3,516,015
Landstar System, Inc. (Road & Rail)		28,491	2,438,830
Marten Transport Ltd. (Road & Rail)		104,860	2,873,164
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	197,360	2,538,050
GATX Corp. (Trading Companies & Distributors)		54,000	3,470,580
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)	(a)	85,250	3,169,595
Triton International Ltd. (Trading Companies & Distributors)		111,430	3,726,219

			39,530,223

INFORMATION TECHNOLOGY – 19.0%
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)		112,430	4,632,116
MTS Systems Corp. (Electronic Equip., Instr. & Comp.)		56,340	2,918,412
2U, Inc. (Internet Software & Svs.)	(a)	116,260	5,454,919
Bankrate, Inc. (Internet Software & Svs.)	(a)	390,137	5,013,260
Q2 Holdings, Inc. (Internet Software & Svs.)	(a)	143,160	5,289,762
Web.com Group, Inc. (Internet Software & Svs.)	(a)	214,360	5,423,308
WebMD Health Corp. (Internet Software & Svs.)	(a)	82,110	4,815,751
EVERTEC, Inc. (IT Svs.)		194,680	3,367,964
WNS Holdings Ltd. – ADR (IT Svs.)	(a)	128,140	4,402,890
Semtech Corp. (Semiconductors & Equip.)	(a)	106,980	3,824,535
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	112,130	3,122,820
Manhattan Associates, Inc. (Software)	(a)	51,678	2,483,645
RingCentral, Inc. Class A (Software)	(a)	68,630	2,508,426

			53,257,808

MATERIALS – 2.5%
Balchem Corp. (Chemicals)		43,080	3,347,747
Clearwater Paper Corp. (Paper & Forest Products)	(a)	78,110	3,651,642

			6,999,389

REAL ESTATE – 7.2%
American Homes 4 Rent (Equity Real Estate Investment Trusts)		150,170	3,389,337
Lexington Realty Trust (Equity Real Estate Investment Trusts)		235,440	2,333,210
Potlatch Corp. (Equity Real Estate Investment Trusts)		59,820	2,733,774
STORE Capital Corp. (Equity Real Estate Investment Trusts)		160,350	3,599,858
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)		190,150	3,546,298
Realogy Holdings Corp. (Real Estate Mgmt. & Development)		137,960	4,476,803

			20,079,280

UTILITIES – 1.8%
PNM Resources, Inc. (Electric Utilities)		129,440	4,951,080

Total Common Stocks (Cost $244,649,348)			$278,255,459

Money Market Funds – 3.9%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		10,906,206	$10,906,206

Total Money Market Funds (Cost $10,906,206)			$10,906,206

Total Investments – 103.2% (Cost $255,555,554)	(b)		$289,161,665
Liabilities in Excess of Other Assets – (3.2)%			(8,900,000)

Net Assets – 100.0%			$280,261,665

71	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

72

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing more than 80% of its net assets in the common stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of June 30, 2017

Average Annual returns
One year	28.80%
Five years	17.52%
Ten years	11.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.48% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Nasdaq-100® Index Portfolio returned 16.52% versus 16.78% for its benchmark, the Nasdaq-100® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to approximate the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy that impacted the Portfolio’s relative return for the period.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

Consumer Discretionary, Information Technology, and Industrials were the best performing sectors in the Portfolio and benchmark for the six-month period ended June 30, 2017, while Consumer Staples was the key laggard.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were Apple, Inc., Amazon.com, Inc., and Facebook, Inc. Class A. The largest detractors from the Portfolio and benchmark returns for the period were QUALCOMM, Inc., Intel Corp., and O’Reilly Automotive Inc.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses Nasdaq-100® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance due to their index characteristics and size in relation to Portfolio net assets.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented includes the effects of reinvested dividends.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

73	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	98.8
Money Market Funds
Less Net Liabilities	1.2

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	11.5
2. Microsoft Corp.	8.1
3. Amazon.com, Inc.	7.1
4. Facebook, Inc. Class A	5.5
5. Alphabet, Inc. Class C	4.8
6. Alphabet, Inc. Class A	4.2
7. Comcast Corp. Class A	2.8
8. Intel Corp.	2.4
9. Cisco Systems, Inc.	2.4
10. Amgen, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	56.8
Consumer Discretionary	22.1
Health Care	11.3
Consumer Staples	5.4
Industrials	2.2
Telecommunication Services	1.0

98.8

74

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 98.8%		Shares	Value
CONSUMER DISCRETIONARY – 22.1%
Tesla Motors, Inc. (Automobiles)	(a)	4,845	$1,752,000
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		11,175	1,120,964
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	6,722	364,937
Starbucks Corp. (Hotels, Restaurants & Leisure)		42,711	2,490,478
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		3,019	404,908
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	14,098	13,646,864
Ctrip.com International Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	13,143	707,882
Expedia, Inc. (Internet & Direct Marketing Retail)		4,075	606,971
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	27,051	1,060,940
Liberty Interactive Corp. QVC Group Class A (Internet & Direct Marketing Retail)	(a)	12,432	305,081
Liberty Ventures (Internet & Direct Marketing Retail)	(a)	2,395	125,235
Netflix, Inc. (Internet & Direct Marketing Retail)	(a)	12,712	1,899,300
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	1,449	2,710,384
Hasbro, Inc. (Leisure Products)		3,687	411,137
Mattel, Inc. (Leisure Products)		10,103	217,518
Charter Communications, Inc. Class A (Media)	(a)	7,891	2,658,083
Comcast Corp. Class A (Media)		139,612	5,433,699
Discovery Communications, Inc. Class A (Media)	(a)	4,535	117,139
Discovery Communications, Inc. Class C (Media)	(a)	6,615	166,764
DISH Network Corp. Class A (Media)	(a)	6,709	421,057
Liberty Global PLC Class A (Media)	(a)	6,995	224,679
Liberty Global PLC Class C (Media)	(a)	17,963	560,086
Liberty Global PLC LiLAC Class A (Media)	(a)	1,463	31,850
Liberty Global PLC LiLAC Class C (Media)	(a)	3,560	76,220
Sirius XM Holdings, Inc. (Media)		137,592	752,628
Twenty-First Century Fox, Inc. Class A (Media)		31,038	879,617
Twenty-First Century Fox, Inc. Class B (Media)		23,552	656,394
Viacom, Inc. Class B (Media)		10,391	348,826
Dollar Tree, Inc. (Multiline Retail)	(a)	6,981	488,112
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,684	587,098
Ross Stores, Inc. (Specialty Retail)		11,562	667,474
Tractor Supply Co. (Specialty Retail)		3,792	205,564
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	1,833	526,694

			42,626,583

CONSUMER STAPLES – 5.4%
Monster Beverage Corp. (Beverages)	(a)	16,747	831,991
Costco Wholesale Corp. (Food & Staples Retailing)		12,946	2,070,454
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		31,882	2,496,679
Kraft Heinz Co. / The (Food Products)		35,913	3,075,589
Mondelez International, Inc. Class A (Food Products)		44,751	1,932,796

			10,407,509

HEALTH CARE – 11.3%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	6,623	805,820
Amgen, Inc. (Biotechnology)		21,690	3,735,669
Biogen, Inc. (Biotechnology)	(a)	6,256	1,697,628
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	5,146	467,360
Celgene Corp. (Biotechnology)	(a)	23,030	2,990,906
Gilead Sciences, Inc. (Biotechnology)		38,541	2,727,932
Incyte Corp. (Biotechnology)	(a)	6,040	760,496
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,079	1,512,220
Shire PLC – ADR (Biotechnology)		2,310	381,774
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	7,346	946,679
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		6,761	438,383
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	8,259	374,793
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,599	419,531

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,087	$1,016,747
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	17,506	1,117,583
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	2,340	428,267
Cerner Corp. (Health Care Technology)	(a)	9,746	647,817
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	4,306	747,177
Mylan NV (Pharmaceuticals)	(a)	15,808	613,667

			21,830,449

INDUSTRIALS – 2.2%
American Airlines Group, Inc. (Airlines)		14,529	731,099
Cintas Corp. (Commercial Svs. & Supplies)		3,106	391,480
PACCAR, Inc. (Machinery)		10,361	684,240
Verisk Analytics, Inc. (Professional Svs.)	(a)	4,877	411,473
CSX Corp. (Road & Rail)		27,212	1,484,687
J.B. Hunt Transport Services, Inc. (Road & Rail)		3,244	296,437
Fastenal Co. (Trading Companies & Distributors)		8,532	371,398

			4,370,814

INFORMATION TECHNOLOGY – 56.8%
Cisco Systems, Inc. (Communications Equip.)		147,473	4,615,905
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	5,099	253,981
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	8,778	8,160,731
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	10,234	9,299,943
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	8,146	1,456,994
eBay, Inc. (Internet Software & Svs.)	(a)	31,923	1,114,751
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	69,748	10,530,553
MercadoLibre, Inc. (Internet Software & Svs.)		1,302	326,646
NetEase, Inc. – ADR (Internet Software & Svs.)		2,248	675,816
Automatic Data Processing, Inc. (IT Svs.)		13,196	1,352,062
Cognizant Technology Solutions Corp. Class A (IT Svs.)		17,372	1,153,501
Fiserv, Inc. (IT Svs.)	(a)	6,264	766,338
Paychex, Inc. (IT Svs.)		10,596	603,336
PayPal Holdings, Inc. (IT Svs.)	(a)	35,430	1,901,528
Analog Devices, Inc. (Semiconductors & Equip.)		10,825	842,185
Applied Materials, Inc. (Semiconductors & Equip.)		31,696	1,309,362
Broadcom Ltd. (Semiconductors & Equip.)		11,838	2,758,846
Intel Corp. (Semiconductors & Equip.)		138,889	4,686,115
KLA-Tencor Corp. (Semiconductors & Equip.)		4,624	423,142
Lam Research Corp. (Semiconductors & Equip.)		4,758	672,924
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		8,333	374,152
Microchip Technology, Inc. (Semiconductors & Equip.)		6,766	522,200
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	32,630	974,332
NVIDIA Corp. (Semiconductors & Equip.)		17,549	2,536,883
QUALCOMM, Inc. (Semiconductors & Equip.)		43,576	2,406,267
Skyworks Solutions, Inc. (Semiconductors & Equip.)		5,442	522,160
Texas Instruments, Inc. (Semiconductors & Equip.)		29,386	2,260,665
Xilinx, Inc. (Semiconductors & Equip.)		7,316	470,565
Activision Blizzard, Inc. (Software)		22,229	1,279,724
Adobe Systems, Inc. (Software)	(a)	14,591	2,063,751
Autodesk, Inc. (Software)	(a)	6,500	655,330
CA, Inc. (Software)		12,323	424,774
Check Point Software Technologies Ltd. (Software)	(a)	4,895	533,947
Citrix Systems, Inc. (Software)	(a)	4,458	354,768
Electronic Arts, Inc. (Software)	(a)	9,144	966,704
Intuit, Inc. (Software)		7,557	1,003,645
Microsoft Corp. (Software)		227,712	15,696,188
Symantec Corp. (Software)		17,940	506,805
Apple, Inc. (Tech. Hardware, Storage & Periph.)		153,779	22,147,252
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		8,749	339,024

75	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		8,590	$761,074

			109,704,869

TELECOMMUNICATION SERVICES – 1.0%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	24,505	1,485,493
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		12,839	368,864

			1,854,357

Total Common Stocks (Cost $110,967,012)			$190,794,581

Money Market Funds – 2.3%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		4,528,792	$4,528,792

Total Money Market Funds (Cost $4,528,792)			$4,528,792

Total Investments – 101.1% (Cost $115,495,804)	(b)		$195,323,373
Liabilities in Excess of Other Assets – (1.1)%	(c)		(2,225,616)

Net Assets – 100.0%			$193,097,757

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(c)	Includes $154,157 of cash pledged as collateral for the futures contracts outstanding at June 30, 2017. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2017 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-mini Nasdaq-100 Index – Long	23	September 15, 2017	$2,624,780	$2,600,265	$(24,515)

The accompanying notes are an integral part of these financial statements.

76

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2017

Average Annual returns
One year	24.02%
Five years	17.96%
Ten years	7.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.83% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Bristol Portfolio returned 11.12% versus 9.34% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. At the half-way point of the year, the economy continues to churn ahead; perhaps, not at the speed our President desires, or promised, but at least in a positive direction. As the economy moves along steadily, under the watchful eye of the Federal Reserve, the market anticipated the progress of the federal government in implementing some of the broader promises leading up to the election.

Health care affects a large portion of the economy. At this point, major changes do not appear to be expected. If there is no new health care plan and subsequent major tax overhaul, there is a significant chance the market will react negatively. While one could argue that tax cut expectations have been reduced, there is clearly the hope that some major changes occur, even if it is a tax holiday to repatriate overseas earnings.

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Positive stock selection in Information Technology and Consumer Discretionary were the strongest factors, leading to the Portfolio’s outperformance for the period. The Portfolio’s relative underweight to Energy, overweight to Information Technology, and selections in Industrials and Telecommunication Services also contributed. Key detractors to relative return were stock selections in Financials and Consumer Staples. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Among the Portfolio’s Information Technology holdings, DXC Technology Co. generated 71 basis points of relative contribution and was able to beat analyst earnings estimates on stronger margins and continued progress towards its merger synergies with Hewlett Packard Enterprise Co. Delphi Automotive Plc contributed 51 basis points on positive earnings results and the spinoff of its powertrain division. Alnylam Pharmaceuticals, Inc. added 50 basis points benefitting from a competitor’s release which helped confirm the efficacy of the Alnylam Pharmaceuticals’ drug for familial amyloidotic polyneuropathy (FAP). (1)

The key detractor was IMAX Corp., which detracted 55 basis points of relative contribution while struggling from a slew of negative revisions, as the outlook for the summer movie slate worsened. We finally exited the position when it appeared that China was getting closer to saturation of IMAX theatres sooner than expected, and the revenue per theatre might be secularly challenged. Devon Energy Corp. cost the Portfolio 38 basis points, as it continued to contend with the consistently deteriorating outlook for oil prices. Even as the Organization of the Petroleum Exporting Countries (“OPEC”) struggles to maintain a cap on its own production levels, United States production has managed to stay resilient, pushing oil prices lower even as company specific results continue to trend positively. AECOM, which detracted 22 basis points, was expected to be a major beneficiary of a bipartisan infrastructure spending bill, but so far it seems expectations for any explicit plan to be released and implemented keep getting delayed.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

77	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	99.7
Money Market Funds Less Net Liabilities	0.3

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	3.8
2. Amazon.com, Inc.	3.3
3. Alphabet, Inc. Class C	3.3
4. Facebook, Inc. Class A	2.8
5. Citigroup, Inc.	2.6
6. JPMorgan Chase & Co.	2.6
7. Microsoft Corp.	2.6
8. Goldman Sachs Group, Inc. / The	2.5
9. Bank of America Corp.	2.5
10. CBS Corp. Class B	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	30.8
Consumer Discretionary	19.0
Industrials	13.8
Health Care	13.5
Financials	13.2
Consumer Staples	3.8
Energy	2.0
Materials	2.0
Telecommunication Services	1.6

99.7

78

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 99.7%		Shares	Value
CONSUMER DISCRETIONARY – 19.0%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		28,240	$4,325,238
MGM Resorts International (Hotels, Restaurants & Leisure)		123,565	3,866,349
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		19,096	2,085,856
D.R. Horton, Inc. (Household Durables)		127,427	4,405,151
Newell Brands, Inc. (Household Durables)		71,295	3,822,838
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	7,494	7,254,192
CBS Corp. Class B (Media)		69,504	4,432,965
Time Warner, Inc. (Media)		22,450	2,254,205
Coach, Inc. (Textiles, Apparel & Luxury Goods)		92,395	4,373,979
PVH Corp. (Textiles, Apparel & Luxury Goods)		38,329	4,388,671

			41,209,444

CONSUMER STAPLES – 3.8%
Kraft Heinz Co. / The (Food Products)		47,489	4,066,958
Philip Morris International, Inc. (Tobacco)		35,886	4,214,811

			8,281,769

ENERGY – 2.0%
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		60,118	1,921,972
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		15,747	2,512,906

			4,434,878

FINANCIALS – 13.2%
Bank of America Corp. (Banks)		222,251	5,391,809
Citigroup, Inc. (Banks)		84,854	5,675,036
JPMorgan Chase & Co. (Banks)		61,672	5,636,821
KeyCorp (Banks)		231,340	4,335,312
Goldman Sachs Group, Inc. / The (Capital Markets)		24,331	5,399,049
Morgan Stanley (Capital Markets)		47,447	2,114,238

			28,552,265

HEALTH CARE – 13.5%
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a)	37,181	2,965,557
Celgene Corp. (Biotechnology)	(a)	16,664	2,164,154
Medtronic PLC (Health Care Equip. & Supplies)		23,777	2,110,209
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	66,685	4,179,149
Humana, Inc. (Health Care Providers & Svs.)		18,367	4,419,468
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		13,921	2,581,232
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		24,766	4,320,924
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	41,023	2,155,759
AstraZeneca PLC – ADR (Pharmaceuticals)		124,469	4,243,148

			29,139,600

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 13.8%
Raytheon Co. (Aerospace & Defense)		26,882	$4,340,905
FedEx Corp. (Air Freight & Logistics)		20,256	4,402,236
Delta Air Lines, Inc. (Airlines)		51,050	2,743,427
AECOM (Construction & Engineering)	(a)	125,067	4,043,416
Snap-on, Inc. (Machinery)		22,443	3,545,994
Wabtec Corp. (Machinery)		29,910	2,736,765
Xylem, Inc. (Machinery)		70,991	3,935,031
Union Pacific Corp. (Road & Rail)		38,029	4,141,738

			29,889,512

INFORMATION TECHNOLOGY – 30.8%
CommScope Holding Co., Inc. (Communications Equip.)	(a)	114,452	4,352,610
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	119,906	4,277,047
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	15,125	2,131,113
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	693	644,268
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	7,864	7,146,253
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	39,524	5,967,334
DXC Technology Co. (IT Svs.)		55,873	4,286,577
ASML Holding NV (Semiconductors & Equip.)		32,627	4,251,624
Broadcom Ltd. (Semiconductors & Equip.)		17,984	4,191,171
Cavium, Inc. (Semiconductors & Equip.)	(a)	49,049	3,047,414
Marvell Technology Group Ltd. (Semiconductors & Equip.)		246,938	4,079,416
Adobe Systems, Inc. (Software)	(a)	30,151	4,264,557
Microsoft Corp. (Software)		81,417	5,612,074
Oracle Corp. (Software)		85,339	4,278,897
Apple, Inc. (Tech. Hardware, Storage & Periph.)		56,997	8,208,708

			66,739,063

MATERIALS – 2.0%
Dow Chemical Co. / The (Chemicals)		67,487	4,256,405

TELECOMMUNICATION SERVICES – 1.6%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	58,233	3,530,084

Total Common Stocks (Cost $192,878,496)			$216,033,020

Money Market Funds – 0.4%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		770,084	$770,084

Total Money Market Funds (Cost $770,084)			$770,084

Total Investments – 100.1% (Cost $193,648,580)	(b)		$216,803,104
Liabilities in Excess of Other Assets – (0.1)%			(222,944)

Net Assets – 100.0%			$216,580,160

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

79

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2017

Average Annual returns
One year	22.28%
Five years	11.34%
Ten years	5.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.92% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Bryton Growth Portfolio returned 10.64% versus 9.97% for its benchmark, the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. At the half-way point of the year, the economy continues to churn ahead; perhaps, not at the speed our President desires, or promised, but at least in a positive direction. As the economy moves along steadily, under the watchful eye of the Federal Reserve, the market anticipated the progress of the federal government in implementing some of the broader promises leading up to the election.

Health care affects a large portion of the economy. At this point, major changes do not appear to be expected. If there is no new health care plan and subsequent major tax overhaul, there is a significant chance the market will react negatively. While one could argue that tax cut expectations have been reduced, there is clearly the hope that some major changes occur, even if it is a tax holiday to repatriate overseas earnings.

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Leading the Portfolio’s outperformance were positive stock selections in Health Care, Consumer Staples, and Industrials. An underweight to Consumer Discretionary and an overweight to Information Technology also contributed. Top detractors were stock selections within Consumer Discretionary and Information Technology, as well as overweights to Energy and Consumer Staples.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The Portfolio had a number of successes within Health Care that helped drive strong performance during the period. AxoGen, Inc. contributed 107 basis points of relative contribution and continued to successfully ramp up its nerve repair product, the AxoGuard Nerve Connector. Mazor Robotics, Ltd. added 92 basis points on strong sales and orders for its robotic spine surgery device, driven by a partnership with Medtronic PLC that was initiated in 2016. Additionally, there is speculation that Medtronic PLC would be interested in acquiring the company outright. Sage Therapeutics, Inc. showed positive early stage clinical trial data and added another 76 basis points of contribution.(1)

Callon Petroleum Co. detracted 48 basis points of relative contribution as it continued to struggle from the deteriorating outlook for oil prices. Even as the Organization of the Petroleum Exporting Countries (“OPEC”) struggles to maintain a cap on its own production levels, United States production has managed to stay resilient, pushing oil prices lower even as company specific results continue to trend positively. IMAX Corp. detracted 45 basis points while struggling from a slew of negative revisions, as the outlook for the summer movie slate worsened. We finally exited the position when it appeared that China was getting closer to saturation of IMAX theatres sooner than expected, and the revenue per theatre might be secularly challenged. Inphi Corp. reported a strong first quarter, but delivered a weaker than expected guidance for the second quarter, impacted by inventory correction stemming from delayed optical builds in China, causing a loss of 38 basis points.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

80	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	99.4
Money Market Funds
Less Net Liabilities	0.6

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Mueller Water Products, Inc. Class A	2.1
2. E.L.F. Beauty, Inc.	2.1
3. Home BancShares, Inc.	2.0
4. Prestige Brands Holdings, Inc.	2.0
5. Healthcare Services Group, Inc.	2.0
6. Revance Therapeutics, Inc.	1.9
7. PolyOne Corp.	1.9
8. Fair Isaac Corp.	1.9
9. MGP Ingredients, Inc.	1.9
10. Semtech Corp.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	33.3
Health Care	23.2
Industrials	20.7
Consumer Staples	7.4
Consumer Discretionary	5.7
Financials	5.5
Materials	1.9
Energy	1.0
Real Estate	0.7

99.4

81

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 99.4%		Shares	Value
CONSUMER DISCRETIONARY – 5.7%
Superior Industries International, Inc. (Auto Components)		70,473	$1,448,220
Tenneco, Inc. (Auto Components)		17,326	1,001,963
Carrols Restaurant Group, Inc. (Hotels, Restaurants & Leisure)	(a)	101,062	1,238,009
ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)		137,579	1,802,285

			5,490,477

CONSUMER STAPLES – 7.4%
MGP Ingredients, Inc. (Beverages)		35,763	1,829,993
J&J Snack Foods Corp. (Food Products)		12,013	1,586,557
Nomad Foods Ltd. (Food Products)	(a)	121,409	1,713,081
E.L.F. Beauty, Inc. (Personal Products)	(a)	72,405	1,970,140

			7,099,771

ENERGY – 1.0%
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	92,946	986,157

FINANCIALS – 5.5%
Ameris Bancorp (Banks)		32,063	1,545,437
Home BancShares, Inc. (Banks)		78,507	1,954,824
Evercore Partners, Inc. Class A (Capital Markets)		24,409	1,720,834

			5,221,095

HEALTH CARE – 23.2%
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	13,677	1,660,388
Loxo Oncology, Inc. (Biotechnology)	(a)	12,958	1,039,102
Sage Therapeutics, Inc. (Biotechnology)	(a)	20,334	1,619,400
AxoGen, Inc. (Health Care Equip. & Supplies)	(a)	88,862	1,488,439
K2M Group Holdings, Inc. (Health Care Equip. & Supplies)	(a)	32,054	780,835
Neogen Corp. (Health Care Equip. & Supplies)	(a)	23,343	1,613,235
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	18,076	1,586,169
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	199,569	1,788,138
Aclaris Therapeutics, Inc. (Pharmaceuticals)	(a)	54,244	1,471,097
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	23,162	1,217,163
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	32,360	1,543,572
Paratek Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	53,866	1,298,171
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	36,319	1,918,006
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	70,095	1,850,508
Teligent, Inc. (Pharmaceuticals)	(a)	151,570	1,386,865

			22,261,088

INDUSTRIALS – 20.7%
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	82,599	1,718,059
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	64,394	1,618,865
Cubic Corp. (Aerospace & Defense)		14,782	684,407
Casella Waste Systems, Inc. Class A (Commercial Svs. & Supplies)	(a)	55,402	909,147
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		40,769	1,909,212
Tetra Tech, Inc. (Commercial Svs. & Supplies)		31,577	1,444,648
Aegion Corp. (Construction & Engineering)	(a)	64,633	1,414,170
Dycom Industries, Inc. (Construction & Engineering)	(a)	18,614	1,666,325

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Mueller Water Products, Inc. Class A (Machinery)		169,072	$1,974,761
Navistar International Corp. (Machinery)	(a)	55,889	1,465,968
Rexnord Corp. (Machinery)	(a)	61,631	1,432,921
Mistras Group, Inc. (Professional Svs.)	(a)	82,248	1,806,989
Univar, Inc. (Trading Companies & Distributors)	(a)	61,859	1,806,283

			19,851,755

INFORMATION TECHNOLOGY – 33.3%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		19,009	1,433,849
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	35,286	1,505,301
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	40,484	1,530,295
Infinera Corp. (Communications Equip.)	(a)	84,449	901,071
Radware Ltd. (Communications Equip.)	(a)	96,252	1,688,260
Viavi Solutions, Inc. (Communications Equip.)	(a)	153,191	1,613,101
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	40,751	1,456,848
Cavium, Inc. (Semiconductors & Equip.)	(a)	26,513	1,647,253
FormFactor, Inc. (Semiconductors & Equip.)	(a)	92,687	1,149,319
Inphi Corp. (Semiconductors & Equip.)	(a)	48,692	1,670,136
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a)	69,789	1,799,858
Microsemi Corp. (Semiconductors & Equip.)	(a)	33,651	1,574,867
Power Integrations, Inc. (Semiconductors & Equip.)		20,321	1,481,401
Semtech Corp. (Semiconductors & Equip.)	(a)	50,740	1,813,955
Silicon Motion Technology Corp. – ADR (Semiconductors & Equip.)		31,506	1,519,534
Callidus Software, Inc. (Software)	(a)	63,852	1,545,218
CommVault Systems, Inc. (Software)	(a)	25,788	1,455,733
Fair Isaac Corp. (Software)		13,162	1,834,914
Telenav, Inc. (Software)	(a)	137,266	1,111,855
Zendesk, Inc. (Software)	(a)	57,808	1,605,906
Electronics For Imaging, Inc. (Tech. Hardware, Storage & Periph.)	(a)	34,041	1,612,863

			31,951,537

MATERIALS – 1.9%
PolyOne Corp. (Chemicals)		47,722	1,848,750

REAL ESTATE – 0.7%
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)		25,279	693,656

Total Common Stocks (Cost $87,638,189)			$95,404,286

Money Market Funds – 1.9%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		1,846,433	$1,846,433

Total Money Market Funds (Cost $1,846,433)			$1,846,433

Total Investments – 101.3% (Cost $89,484,622)	(b)		$97,250,719
Liabilities in Excess of Other Assets – (1.3)%			(1,212,665)

Net Assets – 100.0%			$96,038,054

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

82

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its total assets in equity securities of domestic and foreign companies of any market capitalization while maintaining a minimum of 25% of its total assets in fixed income securities.

Performance as of June 30, 2017

Average Annual returns
One year	10.85%
Five years	7.41%
Ten years	5.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.74% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Balanced Portfolio returned 6.45% versus 6.35% for its benchmark, which is comprised of 60% S&P Composite 1500 Index and 40% Bloomberg Barclays U.S. Universal Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Entering 2017, our equity valuation model viewed the overall broad domestic market as trading approximately 4% above our estimate of fair value. Given our valuation model’s estimate for the market, the Portfolio maintained an underweight position in equities relative to the benchmark during the six-month period. While the Portfolio was underweight equities relative to the blended benchmark, security selection within the equity portion of the Portfolio led to a positive overall net effect from an attribution standpoint. The Portfolio also had a larger than normal cash balance during the period, which ended up being a drag on performance due to positive market returns.(1)

The fixed income portion of the Portfolio had positive overall performance, even while the bond market traded in a relatively narrow range. We continued our focus on credit spread risk, with a particular focus on shorter duration. The Portfolio’s fixed income volatility remained relatively low, resulting in positive risk-adjusted returns. The Portfolio’s use of closed-end fund arbitrage continued to be rewarded, as a number of these positions converted to open-end funds or liquidated, capturing the original discount to net asset value at which they had been acquired. This strategy has been a consistent contributor to relative return. Given our positioning, we tend to expect underperformance when rates fall aggressively and relative outperformance when rates rise.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. Focusing on the equity portion of the Portfolio, the largest sector contributor to relative performance over the course of the period was the Information Technology sector, as strong stock selection produced positive total effect. Other sectors that contributed positively to relative performance included the Health Care, Telecommunication Services, and Real Estate sectors. Positions in Financials, Consumer Staples, and Consumer Discretionary detracted from relative performance over the period.(1)

The fixed income portion of the Portfolio did not significantly impact relative performance.(1)

Q. Were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance?

A. During the first half of 2017, the Portfolio was underweight equities relative to the benchmark and had a significant cash position. While the cash position was a drag on performance during a time when many equity markets registered all-time highs, the Portfolio still managed to slightly outperform the benchmark.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The three best benchmark-relative contributors were Broadcom Ltd., IPG Photonics Corp., and Jazz Pharmaceuticals PLC. Both Broadcom Ltd. & IPG Photonics Corp. were beneficiaries of the strong rally in the Information Technology sector. Jazz Pharmaceuticals PLC is a specialty pharmaceutical company that saw a strong rebound in the first half of 2017 after having a tough second half of 2016. We continue to believe the company could provide further upside, as valuations remain attractive.(1)

The three stocks that detracted the most from benchmark-relative performance were Discover Financial Services, Cimarex Energy Co., and Signature Bank. Discover Financial Services fell by over 13% during the first half of the year as earnings disappointed relative to the rest of the peer group. Cimarex Energy Co. is a mid-cap energy company in the oil & gas exploration & production industry. Oil price pressure weighed heavy on this commodity-exposed company, resulting in a sell-off of over 32% in the stock. After a strong fourth quarter of 2016, Signature Bank fell by about 3.5% over the course of the period. While the absolute losses were relatively small, the large overweight position in the name resulted in performance drawdown for the Portfolio.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio utilized both written calls and purchased puts during the period. The use of these options detracted 0.34% due to the constantly grinding upward market and low overall volatility environment.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

83	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	46.1
Corporate Bonds (4)	24.5
Preferred Securities (4)	2.3
Asset-Backed / Mortgage-Backed Securities (4)	0.9
U.S. Treasury Obligations	12.8
Closed-End Mutual Funds	6.6
Exchange Traded Funds	1.5
Purchased Options	0.2
Money Market Funds
Less Net Liabilities	5.1

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. U.S. Treasury Note 1.875%, 05/31/2022	3.0
2. U.S. Treasury Note 2.250%, 02/15/2027	3.0
3. U.S. Treasury Note 1.625%, 02/15/2026	2.9
4. U.S. Treasury Note 1.875%, 01/31/2022	2.0
5. Prudential Financial, Inc. 8.875%, 06/15/2038	1.4
6. Discover Financial Services	1.4
7. Sirius XM Radio, Inc. 5.250%, 08/15/2022	1.2
8. Berkshire Hathaway, Inc. Class B	1.2
9. Berkshire Hathaway, Inc. 2.750%, 03/15/2023	1.2
10. Broadcom Ltd.	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage-Backed Securities):

% of Net Assets
Financials	17.5
Information Technology	11.8
Consumer Discretionary	11.7
Health Care	8.5
Industrials	7.2
Energy	5.9
Consumer Staples	4.3
Materials	2.7
Real Estate	1.6
Utilities	1.5
Telecommunication Services	1.1

73.8

84

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 46.1%		Shares	Value
CONSUMER DISCRETIONARY – 7.7%
Goodyear Tire & Rubber Co. / The (Auto Components)		145,000	$5,069,200
Magna International, Inc. (Auto Components)		120,000	5,559,600
McDonald’s Corp. (Hotels, Restaurants & Leisure)		7,000	1,072,120
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		15,000	1,638,450
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		65,000	6,526,650
Newell Brands, Inc. (Household Durables)		145,000	7,774,900
Whirlpool Corp. (Household Durables)		13,000	2,491,060
Brunswick Corp. (Leisure Products)		142,000	8,907,660
CBS Corp. Class B (Media)		49,704	3,170,121
Comcast Corp. Class A (Media)		62,088	2,416,465
Time Warner, Inc. (Media)		51,000	5,120,910
Twenty-First Century Fox, Inc. Class A (Media)		165,000	4,676,100
Walt Disney Co. / The (Media)		50,000	5,312,500
AutoZone, Inc. (Specialty Retail)	(a)	4,000	2,281,840
Lowe’s Cos., Inc. (Specialty Retail)		45,000	3,488,850
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	19,000	4,156,060
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		115,000	6,785,000

			76,447,486

CONSUMER STAPLES – 2.7%
Constellation Brands, Inc. Class A (Beverages)		15,000	2,905,950
Molson Coors Brewing Co. Class B (Beverages)		15,000	1,295,100
Monster Beverage Corp. (Beverages)	(a)	50,000	2,484,000
CVS Health Corp. (Food & Staples Retailing)		80,000	6,436,800
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		75,000	5,873,250
Tyson Foods, Inc. Class A (Food Products)		125,000	7,828,750

			26,823,850

ENERGY – 2.9%
Schlumberger Ltd. (Energy Equip. & Svs.)		70,000	4,608,800
U.S. Silica Holdings, Inc. (Energy Equip. & Svs.)		125,000	4,436,250
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		57,000	5,358,570
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	65,000	5,772,650
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		40,000	2,093,200
Range Resources Corp. (Oil, Gas & Consumable Fuels)		75,000	1,737,750
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	750,000	5,047,500

			29,054,720

FINANCIALS – 7.1%
Bank of America Corp. (Banks)		190,000	4,609,400
KeyCorp (Banks)		250,000	4,685,000
Signature Bank (Banks)	(a)	63,270	9,081,143
SVB Financial Group (Banks)	(a)	15,000	2,636,850
Goldman Sachs Group, Inc. / The (Capital Markets)		34,000	7,544,600
Invesco Ltd. (Capital Markets)		62,900	2,213,451
Discover Financial Services (Consumer Finance)		222,080	13,811,155
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	73,000	12,364,010
American International Group, Inc. (Insurance)		70,000	4,376,400
Lincoln National Corp. (Insurance)		75,000	5,068,500
XL Group Ltd. (Insurance)		100,000	4,380,000

			70,770,509

HEALTH CARE – 7.6%
AbbVie, Inc. (Biotechnology)		15,000	1,087,650
Celgene Corp. (Biotechnology)	(a)	46,000	5,974,020
China Biologic Products, Inc. (Biotechnology)	(a)	15,000	1,696,500
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	15,000	1,821,000
Shire PLC – ADR (Biotechnology)		27,000	4,462,290
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	200,000	5,544,000
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	55,000	6,503,200
Teleflex, Inc. (Health Care Equip. & Supplies)		10,000	2,077,600
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		17,000	2,182,800
Aetna, Inc. (Health Care Providers & Svs.)		25,000	3,795,750
Cigna Corp. (Health Care Providers & Svs.)		18,000	3,013,020
HCA Healthcare, Inc. (Health Care Providers & Svs.)	(a)	60,000	5,232,000
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		30,000	5,234,100
Allergan PLC (Pharmaceuticals)		43,700	10,623,033
Eli Lilly & Co. (Pharmaceuticals)		30,000	2,469,000
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	45,000	6,997,500
Mallinckrodt PLC (Pharmaceuticals)	(a)	45,000	2,016,450

85	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Pfizer, Inc. (Pharmaceuticals)		70,000	$2,351,300
Roche Holding AG – ADR (Pharmaceuticals)		75,000	2,385,000

			75,466,213

INDUSTRIALS – 4.6%
Boeing Co. / The (Aerospace & Defense)		10,000	1,977,500
Orbital ATK, Inc. (Aerospace & Defense)		69,915	6,876,840
Rockwell Collins, Inc. (Aerospace & Defense)		13,954	1,466,286
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		125,000	7,242,500
Delta Air Lines, Inc. (Airlines)		45,000	2,418,300
Southwest Airlines Co. (Airlines)		60,000	3,728,400
Johnson Controls International PLC (Building Products)		170,000	7,371,200
Masco Corp. (Building Products)		125,000	4,776,250
Deluxe Corp. (Commercial Svs. & Supplies)		30,000	2,076,600
Allison Transmission Holdings, Inc. (Machinery)		65,000	2,438,150
Snap-on, Inc. (Machinery)		15,000	2,370,000
Air Lease Corp. (Trading Companies & Distributors)		63,775	2,382,634

			45,124,660

INFORMATION TECHNOLOGY – 9.8%
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	160,000	6,825,600
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	42,172	6,119,157
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		90,000	7,081,200
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	11,776	10,701,205
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	55,000	8,303,900
LogMeIn, Inc. (Internet Software & Svs.)		40,000	4,180,000
Cognizant Technology Solutions Corp. Class A (IT Svs.)		40,000	2,656,000
MasterCard, Inc. Class A (IT Svs.)		91,600	11,124,820
Visa, Inc. (IT Svs.)		111,400	10,447,092
Broadcom Ltd. (Semiconductors & Equip.)		50,000	11,652,500
Skyworks Solutions, Inc. (Semiconductors & Equip.)		30,000	2,878,500
Activision Blizzard, Inc. (Software)		20,000	1,151,400
CDK Global, Inc. (Software)		100,000	6,206,000
Electronic Arts, Inc. (Software)	(a)	10,000	1,057,200
Apple, Inc. (Tech. Hardware, Storage & Periph.)		38,910	5,603,818
Xerox Corp. (Tech. Hardware, Storage & Periph.)		37,500	1,077,375

			97,065,767

MATERIALS – 1.9%
LyondellBasell Industries NV Class A (Chemicals)		50,000	4,219,500
Martin Marietta Materials, Inc. (Construction Materials)		12,000	2,670,960
Graphic Packaging Holding Co. (Containers & Packaging)		500,000	6,890,000
Cia de Minas Buenaventura SAA – ADR (Metals & Mining)		400,000	4,600,000

			18,380,460

REAL ESTATE – 0.4%
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	105,000	3,822,000

TELECOMMUNICATION SERVICES – 0.3%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	45,000	2,727,900

UTILITIES – 1.1%
NextEra Energy, Inc. (Electric Utilities)		25,000	3,503,250
CMS Energy Corp. (Multi-Utilities)		51,300	2,372,625
Sempra Energy (Multi-Utilities)		45,000	5,073,750

			10,949,625

Total Common Stocks (Cost $396,117,946)			$456,633,190

Corporate Bonds – 24.5%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 4.0%
Lear Corp. (Auto Components)		5.250%	01/15/2025	$2,775,000	$2,936,369
OneBeacon U.S. Holdings, Inc. (Hotels, Restaurants & Leisure)		4.600%	11/09/2022	1,245,000	1,278,876
Mattamy Group Corp. (Household Durables)	(b)	6.500%	11/15/2020	1,625,000	1,657,500
CBRE Services, Inc. (Media)		5.000%	03/15/2023	919,000	957,484
Lee Enterprises, Inc. (Media)	(b)	9.500%	03/15/2022	3,680,000	3,790,400
Sirius XM Radio, Inc. (Media)	(b)	5.250%	08/15/2022	12,050,000	12,372,458
CST Brands, Inc. (Specialty Retail)		5.000%	05/01/2023	4,000,000	4,200,800
Penske Automotive Group, Inc. (Specialty Retail)		5.750%	10/01/2022	965,000	996,363
Reliance Intermediate Holdings LP (Specialty Retail)	(b)	6.500%	04/01/2023	6,982,000	7,470,740

86	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Sally Holdings LLC / Sally Capital, Inc. (Specialty Retail)		5.750%	06/01/2022	$3,000,000	$3,086,250
William Carter Co. / The (Textiles, Apparel & Luxury Goods)		5.250%	08/15/2021	695,000	714,981

					39,462,221

CONSUMER STAPLES – 1.6%
Kraft Heinz Foods Co. (Food Products)	(b)	4.875%	02/15/2025	10,359,000	11,103,035
HRG Group, Inc. (Household Products)		7.875%	07/15/2019	2,300,000	2,357,500
Altria Group, Inc. (Tobacco)		9.250%	08/06/2019	2,179,000	2,501,527

					15,962,062

ENERGY – 3.0%
MPLX LP (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	9,215,000	9,461,686
Overseas Shipholding Group, Inc. (Acquired 07/13/2016 through 10/13/2016, Cost $4,702,063) (Oil, Gas & Consumable Fuels)	(d)	8.125%	03/30/2018	4,630,000	4,768,900
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	2,525,000	2,613,375
Tesoro Corp. (Oil, Gas & Consumable Fuels)		4.250%	10/01/2017	4,700,000	4,711,750
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2023	7,700,000	7,989,674

					29,545,385

FINANCIALS – 7.9%
Citigroup, Inc. (Banks)		6.875%	06/01/2025	2,250,000	2,707,938
RBC U.S.A. Holdco Corp. (Banks)		5.250%	09/15/2020	1,500,000	1,629,833
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	5,599,000	5,885,635
GFI Group, Inc. (Capital Markets)		8.375%	07/19/2018	3,850,000	4,061,750
Raymond James Financial, Inc. (Capital Markets)		5.625%	04/01/2024	6,500,000	7,396,734
Credit Acceptance Corp. (Consumer Finance)		6.125%	02/15/2021	2,500,000	2,562,500
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		2.750%	03/15/2023	11,550,000	11,701,536
International Lease Finance Corp. (Diversified Financial Svs.)		5.875%	08/15/2022	4,256,000	4,804,317
NewStar Financial, Inc. (Diversified Financial Svs.)		7.250%	05/01/2020	2,000,000	2,047,500
SAFG Retirement Services, Inc. (Diversified Financial Svs.)		8.125%	04/28/2023	7,600,000	9,536,222
Alleghany Corp. (Insurance)		5.625%	09/15/2020	1,000,000	1,096,489
American Equity Investment Life Holding Co. (Insurance)		6.625%	07/15/2021	2,000,000	2,068,848
ProAssurance Corp. (Insurance)		5.300%	11/15/2023	5,063,000	5,558,723
Prudential Financial, Inc. (Insurance)	(c)	8.875%	06/15/2038	13,437,000	14,280,978
Radian Group, Inc. (Thrifts & Mortgage Finance)		5.500%	06/01/2019	3,250,000	3,412,500

					78,751,503

HEALTH CARE – 0.9%
Abbott Laboratories (Health Care Equip. & Supplies)		3.875%	09/15/2025	3,250,000	3,343,018
Centene Corp. (Health Care Providers & Svs.)		5.625%	02/15/2021	510,000	531,675
Molina Healthcare, Inc. (Health Care Providers & Svs.)		5.375%	11/15/2022	3,500,000	3,705,625
Universal Health Services, Inc. (Health Care Providers & Svs.)	(b)	4.750%	08/01/2022	1,000,000	1,033,750

					8,614,068

INDUSTRIALS – 2.5%
Spirit AeroSystems, Inc. (Aerospace & Defense)		5.250%	03/15/2022	11,120,000	11,538,012
Allegion PLC (Building Products)		5.875%	09/15/2023	625,000	671,875
Allegion U.S. Holding Co., Inc. (Building Products)		5.750%	10/01/2021	3,733,000	3,872,987
Covanta Holding Corp. (Commercial Svs. & Supplies)		6.375%	10/01/2022	169,000	174,070
AECOM (Construction & Engineering)		5.750%	10/15/2022	3,700,000	3,871,125
EnPro Industries, Inc. (Machinery)		5.875%	09/15/2022	470,000	489,975
Aircastle Ltd. (Trading Companies & Distributors)		5.000%	04/01/2023	4,400,000	4,697,000

					25,315,044

INFORMATION TECHNOLOGY – 2.0%
Corning, Inc. (Electronic Equip., Instr. & Comp.)		7.250%	08/15/2036	3,197,000	3,925,197
Amkor Technology, Inc. (Semiconductors & Equip.)		6.375%	10/01/2022	3,500,000	3,644,375
Micron Technology, Inc. (Semiconductors & Equip.)		7.500%	09/15/2023	4,550,000	5,090,085
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	4.625%	06/01/2023	6,315,000	6,812,306

					19,471,963

MATERIALS – 0.8%
Chemtura Corp. (Chemicals)		5.750%	07/15/2021	3,400,000	3,502,000
FMG Resources Pty. Ltd. (Metals & Mining)	(b)	9.750%	03/01/2022	3,500,000	3,985,625

					7,487,625

REAL ESTATE – 0.6%
Select Income REIT (Equity Real Estate Investment Trusts)		4.500%	02/01/2025	4,850,000	4,857,513
Greystar Real Estate Partners LLC (Real Estate Mgmt. & Development)	(b)	8.250%	12/01/2022	890,000	958,975

					5,816,488

87	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES – 0.8%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)		5.750%	12/01/2022	$258,000	$267,675
Clearwire Communications LLC / Clearwire Finance, Inc. (Wireless Telecom. Svs.)	(b)	8.250%	12/01/2040	7,650,000	7,841,250

					8,108,925

UTILITIES – 0.4%
DPL, Inc. (Electric Utilities)		6.750%	10/01/2019	4,000,000	4,180,000

Total Corporate Bonds (Cost $242,875,153)					$242,715,284

Preferred Securities – 2.3%			Rate	Quantity	Value
FINANCIALS – 1.7%
JPMorgan Chase & Co. (Banks)			5.450%	42,536	$1,101,257
JPMorgan Chase & Co. DR (Banks)			6.125%	52,500	1,414,875
JPMorgan Chase & Co. (Banks)			6.150%	9,443	258,833
Wells Fargo & Co. DR (Banks)			8.000%	269,946	6,994,301
Wells Fargo & Co. DR (Banks)			6.000%	56,254	1,486,793
Argo Group U.S., Inc. (Insurance)			6.500%	13,830	350,037
Maiden Holdings North America Ltd. (Insurance)			7.750%	181,274	4,874,458
Protective Life Corp. (Insurance)			6.250%	3,536	89,708
Protective Life Corp. (Insurance)			6.000%	28,510	721,873

					17,292,135

REAL ESTATE – 0.6%
Gramercy Property Trust (Acquired 08/27/2014 through 04/05/2017, Cost $5,380,162) (Equity Real Estate Investment Trusts)	(d)		7.125%	208,051	5,617,377

Total Preferred Securities (Cost $22,703,952)					$22,909,512

Asset-Backed / Mortgage-Backed Securities – 0.9%		Rate	Maturity	Face Amount	Value
FINANCIALS – 0.8%
New Residential Mortgage Loan Trust 2016-3A Class B3C (Acquired 10/13/2016, Cost $8,039,933)	(b)(d)	4.000%	09/25/2056	$7,922,002	$7,732,310

					7,732,310

INDUSTRIALS – 0.1%
UAL 2007-1 Class B Pass Through Trust		7.336%	07/02/2019	924,837	980,327

Total Asset-Backed / Mortgage-Backed Securities (Cost $9,002,918)					$8,712,637

U.S. Treasury Obligations – 12.8%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.000%	09/15/2017	$10,000,000	$9,998,530
U.S. Treasury Note		1.875%	01/31/2022	19,500,000	19,522,854
U.S. Treasury Note		1.875%	05/31/2022	30,000,000	29,995,320
U.S. Treasury Note		1.625%	02/15/2026	30,000,000	28,508,190
U.S. Treasury Note		1.500%	08/15/2026	10,000,000	9,355,470
U.S. Treasury Note		2.250%	02/15/2027	30,000,000	29,866,410

Total U.S. Treasury Obligations (Cost $128,446,375)					$127,246,774

Closed-End Mutual Funds – 6.6%				Shares	Value
Aberdeen Emerging Markets Smaller Co. Opportunities Fund, Inc.				10,147	$139,927
Alpine Total Dynamic Dividend Fund				210,719	1,831,148
Asia Pacific Fund, Inc. / The				131,541	1,699,510
BlackRock Defined Opportunity Credit Trust				225,251	2,236,742
BlackRock Enhanced Government Fund, Inc.				187,031	2,489,383
BlackRock Income Trust, Inc.				811,862	5,171,561
China Fund, Inc. / The				2,266	42,352
Cushing Renaissance Fund / The				116,764	2,042,202
Delaware Investments Dividend & Income Fund, Inc.				147,831	1,546,312
Deutsche Global High Income Fund, Inc.				192,573	1,677,311
Deutsche High Income Opportunities Fund, Inc.				63,935	951,353
Deutsche Multi-Market Income Trust				645,668	5,681,878
Deutsche Strategic Income Trust				122,406	1,516,610
Eaton Vance High Income 2021 Target Term Trust				458,835	4,638,822
Federated Premier Intermediate Municipal Income Fund				53,556	731,575
First Trust Mortgage Income Fund				79,080	1,122,145
Invesco High Income Trust II				15,134	225,799
JPMorgan China Region Fund, Inc.				89,958	1,805,457
Korea Equity Fund, Inc.				209,386	1,474,077
Lazard Global Total Return and Income Fund, Inc.				15,154	247,768
Lazard World Dividend & Income Fund, Inc.				14,353	158,170

88	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Closed-End Mutual Funds (Continued)				Shares	Value
Madison Covered Call & Equity Strategy Fund				452,321	$3,541,673
Madison Strategic Sector Premium Fund				167,646	2,018,458
MFS Investment Grade Municipal Trust				281,084	2,850,192
Morgan Stanley Emerging Markets Fund, Inc.				19,037	307,448
Morgan Stanley Income Securities, Inc.				244,555	4,455,792
Nuveen High Income December 2018 Target Term Fund				362,964	3,651,418
Nuveen High Income December 2019 Target Term Fund				240,021	2,448,214
Nuveen Mortgage Opportunity Term Fund 2				32,349	795,462
Pacholder High Yield Fund, Inc.				386,911	3,079,812
Swiss Helvetia Fund, Inc. / The				260,163	3,304,070
Virtus Total Return Fund, Inc.				168,402	2,061,241

Total Closed-End Mutual Funds (Cost $64,908,522)					$65,943,882

Exchange Traded Funds – 1.5%				Shares	Value
iShares Currency Hedged MSCI Eurozone ETF				180,000	$5,275,800
iShares Europe ETF				110,000	4,875,200
SPDR S&P 500 ETF Trust				19,152	4,630,954

Total Exchange Traded Funds (Cost $13,291,474)					$14,781,954

Purchased Options – 0.2%		Expiration	Exercise Price	Contracts(e)	Value
S&P 500 Index Put Option		September 2017	$2,000.00	800	$252,000
S&P 500 Index Put Option		September 2017	$2,200.00	800	700,000
S&P 500 Index Put Option		October 2017	$2,300.00	300	840,000

Total Purchased Options (Cost $3,886,685)					$1,792,000

Money Market Funds – 7.2%				Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class				71,561,701	$71,561,701

Total Money Market Funds (Cost $71,561,701)					$71,561,701

Total Investments – 102.1% (Cost $952,794,726)	(f)				$1,012,296,934
Liabilities in Excess of Other Assets – (2.1)%					(20,896,006)

Net Assets – 100.0%					$991,400,928

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

DR:	Depository Receipt

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2017, the value of these securities totaled $64,758,349, or 6.5% of the Portfolio’s net assets. Unless also noted with (d), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at June 30, 2017.

(d)	Represents a security deemed to be illiquid. At June 30, 2017, the value of illiquid securities in the Portfolio totaled $18,118,587, or 1.8% of the Portfolio’s net assets.

(e)	100 shares per contract.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

89

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio

Objective/Strategy

The S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing more than 80% of its net assets in the securities in the S&P MidCap 400® Index.

Performance as of June 30, 2017

Average Annual returns
One year	15.13%
Five years	11.68%
Ten years	4.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.79% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the S&P MidCap 400® Index Portfolio returned 5.69% versus 5.99% for the benchmark, the S&P MidCap 400® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to approximate the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy that impacted the Portfolio’s relative return for the period.(1)

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

Information Technology, Health Care and Industrials were the top contributing sectors in the Portfolio and benchmark for the period, while Energy was the key laggard.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were Align Technology, Inc., The Chemours Co., and Packaging Corp. of America. The largest detractors from the Portfolio and benchmark returns for the period were Nabors Industries Ltd., QEP Resources, Inc., and United States Steel Corp.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P MidCap 400® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance due to their index characteristics and size in relation to Portfolio net assets.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.

Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”) Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

90	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	98.2
Money Market Funds Less Net Liabilities	1.8

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

		% of Net Assets
1.	ResMed, Inc.	0.7
2.	Packaging Corp. of America	0.6
3.	Domino’s Pizza, Inc.	0.6
4.	Duke Realty Corp.	0.6
5.	Cadence Design Systems, Inc.	0.6
6.	Teleflex, Inc.	0.6
7.	MSCI, Inc.	0.6
8.	SVB Financial Group	0.5
9.	Alleghany Corp.	0.5
10.	Trimble, Inc.	0.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	17.5
Financials	16.1
Industrials	14.8
Consumer Discretionary	11.5
Real Estate	9.7
Health Care	9.0
Materials	7.5
Utilities	5.4
Consumer Staples	3.6
Energy	2.9
Telecommunication Services	0.2

98.2

91

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 98.2%		Shares	Value
CONSUMER DISCRETIONARY – 11.5%
Cooper Tire & Rubber Co. (Auto Components)		1,783	$ 64,366
Dana, Inc. (Auto Components)		4,868	108,702
Gentex Corp. (Auto Components)		9,733	184,635
Thor Industries, Inc. (Automobiles)		1,611	168,382
Pool Corp. (Distributors)		1,396	164,128
Adtalem Global Education, Inc. (Diversified Consumer Svs.)		1,919	72,826
Graham Holdings Co. Class B (Diversified Consumer Svs.)		157	94,145
Service Corp. International (Diversified Consumer Svs.)		6,332	211,805
Sotheby’s (Diversified Consumer Svs.)	(a)	1,543	82,813
Brinker International, Inc. (Hotels, Restaurants & Leisure)		1,650	62,865
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	544	68,925
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		1,503	75,601
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		417	76,436
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		814	136,141
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		1,624	343,525
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		3,115	171,699
International Speedway Corp. Class A (Hotels, Restaurants & Leisure)		859	32,255
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		991	97,613
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	719	226,226
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		892	64,010
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		2,173	110,714
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		6,449	100,024
CalAtlantic Group, Inc. (Household Durables)		2,611	92,299
Helen of Troy Ltd. (Household Durables)	(a)	912	85,819
KB Home (Household Durables)		2,806	67,260
NVR, Inc. (Household Durables)	(a)	118	284,452
Tempur Sealy International, Inc. (Household Durables)	(a)	1,579	84,303
Toll Brothers, Inc. (Household Durables)		4,985	196,957
TRI Pointe Group, Inc. (Household Durables)	(a)	5,373	70,870
Tupperware Brands Corp. (Household Durables)		1,708	119,953
HSN, Inc. (Internet & Direct Marketing Retail)		1,088	34,707
Brunswick Corp. (Leisure Products)		3,007	188,629
Polaris Industries, Inc. (Leisure Products)		1,973	181,970
AMC Networks, Inc. Class A (Media)	(a)	1,869	99,823
Cable One, Inc. (Media)		159	113,033
Cinemark Holdings, Inc. (Media)		3,566	138,539
John Wiley & Sons, Inc. Class A (Media)		1,508	79,547
Live Nation Entertainment, Inc. (Media)	(a)	4,494	156,616
Meredith Corp. (Media)		1,235	73,421
New York Times Co. / The Class A (Media)		4,111	72,765
TEGNA, Inc. (Media)		7,231	104,199
Big Lots, Inc. (Multiline Retail)		1,517	73,271
Dillard’s, Inc. Class A (Multiline Retail)		730	42,114
Aaron’s, Inc. (Specialty Retail)		2,124	82,624
American Eagle Outfitters, Inc. (Specialty Retail)		5,582	67,263
Cabela’s, Inc. (Specialty Retail)	(a)	1,742	103,510
Chico’s FAS, Inc. (Specialty Retail)		4,378	41,241
Dick’s Sporting Goods, Inc. (Specialty Retail)		2,957	117,777
GameStop Corp. Class A (Specialty Retail)		3,417	73,841
Michaels Cos., Inc. / The (Specialty Retail)	(a)	3,570	66,116
Murphy U.S.A., Inc. (Specialty Retail)	(a)	1,166	86,412
Office Depot, Inc. (Specialty Retail)		17,410	98,192
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	4,636	93,879

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Urban Outfitters, Inc. (Specialty Retail)	(a)	2,986	$ 55,360
Williams-Sonoma, Inc. (Specialty Retail)		2,688	130,368
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		1,638	145,700
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	1,078	73,584
Kate Spade & Co. (Textiles, Apparel & Luxury Goods)	(a)	4,320	79,877
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	4,506	132,927

			6,527,054

CONSUMER STAPLES – 3.6%
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	315	41,627
Casey’s General Stores, Inc. (Food & Staples Retailing)		1,324	141,814
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	4,353	98,682
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	1,708	62,684
Dean Foods Co. (Food Products)		3,062	52,054
Flowers Foods, Inc. (Food Products)		6,200	107,322
Hain Celestial Group, Inc. / The (Food Products)	(a)	3,483	135,210
Ingredion, Inc. (Food Products)		2,414	287,773
Lamb Weston Holdings, Inc. (Food Products)		4,674	205,843
Lancaster Colony Corp. (Food Products)		656	80,439
Post Holdings, Inc. (Food Products)	(a)	2,242	174,091
Snyder’s-Lance, Inc. (Food Products)		2,895	100,225
Tootsie Roll Industries, Inc. (Food Products)		592	20,631
TreeHouse Foods, Inc. (Food Products)	(a)	1,917	156,600
Energizer Holdings, Inc. (Household Products)		2,082	99,978
Avon Products, Inc. (Personal Products)	(a)	14,810	56,278
Edgewell Personal Care Co. (Personal Products)	(a)	1,934	147,023
Nu Skin Enterprises, Inc. (Personal Products)		1,672	105,068

			2,073,342

ENERGY – 2.9%
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)	(a)	2,129	23,057
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	1,277	62,318
Ensco PLC Class A (Energy Equip. & Svs.)		10,248	52,880
Nabors Industries Ltd. (Energy Equip. & Svs.)		9,637	78,445
Oceaneering International, Inc. (Energy Equip. & Svs.)		3,288	75,098
Oil States International, Inc. (Energy Equip. & Svs.)	(a)	1,746	47,404
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		5,604	113,145
Rowan Cos. Plc Class A (Energy Equip. & Svs.)	(a)	4,261	43,633
Superior Energy Services, Inc. (Energy Equip. & Svs.)	(a)	5,157	53,787
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,974	89,252
Energen Corp. (Oil, Gas & Consumable Fuels)	(a)	3,276	161,736
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5,374	79,266
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		5,991	164,573
Matador Resources Co. (Oil, Gas & Consumable Fuels)	(a)	3,146	67,230
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		3,699	82,340
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	8,113	81,941
SM Energy Co. (Oil, Gas & Consumable Fuels)		3,302	54,582
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	17,049	103,658
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		2,333	89,704
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	13,441	129,840

			1,653,889

FINANCIALS – 16.1%
Associated Banc-Corp. (Banks)		5,125	129,150
BancorpSouth, Inc. (Banks)		2,824	86,132

92	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Bank of Hawaii Corp. (Banks)		1,437	$ 119,228
Bank of the Ozarks, Inc. (Banks)		4,107	192,495
Canadian Imperial Bank of Commerce (Banks)		1	15
Cathay General Bancorp (Banks)		2,526	95,862
Chemical Financial Corp. (Banks)		2,395	115,942
Commerce Bancshares, Inc. (Banks)		2,955	167,933
Cullen / Frost Bankers, Inc. (Banks)		1,924	180,683
East West Bancorp, Inc. (Banks)		4,880	285,870
First Horizon National Corp. (Banks)		7,869	137,078
FNB Corp. (Banks)		10,958	155,165
Fulton Financial Corp. (Banks)		5,884	111,796
Hancock Holding Co. (Banks)		2,843	139,307
Home BancShares, Inc. (Banks)		4,249	105,800
International Bancshares Corp. (Banks)		1,959	68,663
MB Financial, Inc. (Banks)		2,400	105,696
PacWest Bancorp (Banks)		4,051	189,182
Pinnacle Financial Partners, Inc. (Banks)		2,439	153,169
Prosperity Bancshares, Inc. (Banks)		2,358	151,478
Signature Bank (Banks)	(a)	1,812	260,076
SVB Financial Group (Banks)	(a)	1,773	311,676
Synovus Financial Corp. (Banks)		4,140	183,154
TCF Financial Corp. (Banks)		5,765	91,894
Texas Capital Bancshares, Inc. (Banks)	(a)	1,668	129,103
Trustmark Corp. (Banks)		2,282	73,389
UMB Financial Corp. (Banks)		1,477	110,568
Umpqua Holdings Corp. (Banks)		7,420	136,231
United Bankshares, Inc. (Banks)		3,530	138,376
Valley National Bancorp (Banks)		8,882	104,896
Webster Financial Corp. (Banks)		3,123	163,083
Wintrust Financial Corp. (Banks)		1,873	143,172
Eaton Vance Corp. (Capital Markets)		3,868	183,034
FactSet Research Systems, Inc. (Capital Markets)		1,328	220,687
Federated Investors, Inc. Class B (Capital Markets)		3,124	88,253
Janus Henderson Group PLC (Capital Markets)	(a)	6,093	201,739
Legg Mason, Inc. (Capital Markets)		2,887	110,168
MarketAxess Holdings, Inc. (Capital Markets)		1,266	254,593
MSCI, Inc. (Capital Markets)		3,056	314,737
SEI Investments Co. (Capital Markets)		4,504	242,225
Stifel Financial Corp. (Capital Markets)	(a)	2,306	106,030
SLM Corp. (Consumer Finance)	(a)	14,510	166,865
Alleghany Corp. (Insurance)	(a)	521	309,891
American Financial Group, Inc. (Insurance)		2,486	247,034
Aspen Insurance Holdings Ltd. (Insurance)		2,021	100,747
Brown & Brown, Inc. (Insurance)		3,890	167,542
CNO Financial Group, Inc. (Insurance)		5,801	121,125
First American Financial Corp. (Insurance)		3,712	165,889
Genworth Financial, Inc. Class A (Insurance)	(a)	16,813	63,385
Hanover Insurance Group, Inc. / The (Insurance)		1,436	127,273
Kemper Corp. (Insurance)		1,642	63,381
Mercury General Corp. (Insurance)		1,229	66,366
Old Republic International Corp. (Insurance)		8,257	161,259
Primerica, Inc. (Insurance)		1,532	116,049
Reinsurance Group of America, Inc. (Insurance)		2,176	279,377
RenaissanceRe Holdings Ltd. (Insurance)		1,371	190,638
WR Berkley Corp. (Insurance)		3,273	226,393
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		16,518	216,881
Washington Federal, Inc. (Thrifts & Mortgage Finance)		3,010	99,932

			9,147,755

HEALTH CARE – 9.0%
Bioverativ, Inc. (Biotechnology)	(a)	3,645	219,320
United Therapeutics Corp. (Biotechnology)	(a)	1,518	196,930
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,373	196,751

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Globus Medical, Inc. (Health Care Equip. & Supplies)	(a)	2,429	$ 80,521
Halyard Health, Inc. (Health Care Equip. & Supplies)	(a)	1,572	61,748
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		2,029	161,529
LivaNova PLC (Health Care Equip. & Supplies)	(a)	1,460	89,367
Masimo Corp. (Health Care Equip. & Supplies)	(a)	1,531	139,597
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	1,705	131,149
ResMed, Inc. (Health Care Equip. & Supplies)		4,789	372,919
STERIS PLC (Health Care Equip. & Supplies)		2,861	233,171
Teleflex, Inc. (Health Care Equip. & Supplies)		1,521	316,003
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		2,477	234,126
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	2,573	127,055
HealthSouth Corp. (Health Care Providers & Svs.)		3,017	146,023
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	1,373	92,197
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	3,142	189,683
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	1,439	99,550
Owens & Minor, Inc. (Health Care Providers & Svs.)		2,064	66,440
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	2,709	52,392
VCA, Inc. (Health Care Providers & Svs.)	(a)	2,741	253,022
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	1,503	269,879
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	6,116	78,040
Medidata Solutions, Inc. (Health Care Technology)	(a)	1,874	146,547
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	705	159,549
Bio-Techne Corp. (Life Sciences Tools & Svs.)		1,268	148,990
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	1,603	162,143
INC Research Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	1,821	106,528
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	1,708	148,442
Akorn, Inc. (Pharmaceuticals)	(a)	2,934	98,406
Catalent, Inc. (Pharmaceuticals)	(a)	4,212	147,841
Endo International PLC (Pharmaceuticals)	(a)	6,685	74,671
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	1,783	94,160

			5,094,689

INDUSTRIALS – 14.8%
Curtiss-Wright Corp. (Aerospace & Defense)		1,491	136,844
Esterline Technologies Corp. (Aerospace & Defense)	(a)	1,003	95,084
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,555	289,479
KLX, Inc. (Aerospace & Defense)	(a)	1,754	87,700
Orbital ATK, Inc. (Aerospace & Defense)		1,943	191,113
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,188	151,648
JetBlue Airways Corp. (Airlines)	(a)	11,259	257,043
A.O. Smith Corp. (Building Products)		4,978	280,411
Lennox International, Inc. (Building Products)		1,298	238,365
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	1,765	98,540
Copart, Inc. (Commercial Svs. & Supplies)	(a)	6,910	219,669
Deluxe Corp. (Commercial Svs. & Supplies)		1,648	114,075
Herman Miller, Inc. (Commercial Svs. & Supplies)		2,016	61,286

93	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
HNI Corp. (Commercial Svs. & Supplies)		1,486	$ 59,247
MSA Safety, Inc. (Commercial Svs. & Supplies)		1,060	86,040
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		6,279	94,813
Rollins, Inc. (Commercial Svs. & Supplies)		3,229	131,453
AECOM (Construction & Engineering)	(a)	5,245	169,571
Dycom Industries, Inc. (Construction & Engineering)	(a)	1,049	93,906
EMCOR Group, Inc. (Construction & Engineering)		2,005	131,087
Granite Construction, Inc. (Construction & Engineering)		1,344	64,835
KBR, Inc. (Construction & Engineering)		4,829	73,497
Valmont Industries, Inc. (Construction & Engineering)		761	113,846
EnerSys (Electrical Equip.)		1,465	106,139
Hubbell, Inc. (Electrical Equip.)		1,723	194,992
Regal Beloit Corp. (Electrical Equip.)		1,511	123,222
Carlisle Cos., Inc. (Industrial Conglomerates)		2,176	207,590
AGCO Corp. (Machinery)		2,247	151,425
Crane Co. (Machinery)		1,702	135,105
Donaldson Co., Inc. (Machinery)		4,449	202,607
Graco, Inc. (Machinery)		1,869	204,244
IDEX Corp. (Machinery)		2,580	291,566
ITT, Inc. (Machinery)		2,989	120,098
Kennametal, Inc. (Machinery)		2,711	101,446
Lincoln Electric Holdings, Inc. (Machinery)		2,095	192,929
Nordson Corp. (Machinery)		1,805	218,983
Oshkosh Corp. (Machinery)		2,519	173,509
Terex Corp. (Machinery)		3,286	123,225
Timken Co. / The (Machinery)		2,363	109,289
Toro Co. / The (Machinery)		3,639	252,146
Trinity Industries, Inc. (Machinery)		5,123	143,598
Wabtec Corp. (Machinery)		2,918	266,997
Woodward, Inc. (Machinery)		1,856	125,428
Kirby Corp. (Marine)	(a)	1,818	121,533
Dun & Bradstreet Corp. / The (Professional Svs.)		1,242	134,322
FTI Consulting, Inc. (Professional Svs.)	(a)	1,392	48,664
ManpowerGroup, Inc. (Professional Svs.)		2,267	253,111
Avis Budget Group, Inc. (Road & Rail)	(a)	2,840	77,447
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	2,074	141,841
Landstar System, Inc. (Road & Rail)		1,413	120,953
Old Dominion Freight Line, Inc. (Road & Rail)		2,340	222,862
Ryder System, Inc. (Road & Rail)		1,804	129,852
Werner Enterprises, Inc. (Road & Rail)		1,523	44,700
GATX Corp. (Trading Companies & Distributors)		1,327	85,286
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		1,519	130,573
NOW, Inc. (Trading Companies & Distributors)	(a)	3,629	58,354
Watsco, Inc. (Trading Companies & Distributors)		1,028	158,518

			8,412,106

INFORMATION TECHNOLOGY – 17.5%
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,005	235,652
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		4,208	163,607
Belden, Inc. (Electronic Equip., Instr. & Comp.)		1,423	107,337
Cognex Corp. (Electronic Equip., Instr. & Comp.)		2,926	248,417
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	831	186,967
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,269	184,132
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		6,165	179,956
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	6,240	242,923
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a)	3,006	50,861
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		764	126,060
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		3,606	145,033

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		981	$ 117,681
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,168	117,968
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,540	304,622
VeriFone Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,760	68,056
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		4,516	74,966
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	1,784	179,328
ARRIS International PLC (Communications Equip.)	(a)	6,343	177,731
Brocade Communications Systems, Inc. (Communications Equip.)		13,854	174,699
Ciena Corp. (Communications Equip.)	(a)	4,772	119,395
InterDigital, Inc. (Communications Equip.)		1,167	90,209
NetScout Systems, Inc. (Communications Equip.)	(a)	3,088	106,227
Plantronics, Inc. (Communications Equip.)		1,127	58,953
ViaSat, Inc. (Communications Equip.)	(a)	1,784	118,101
Cars.com, Inc. (Internet Software & Svs.)	(a)	2,409	64,152
J2 Global, Inc. (Internet Software & Svs.)		1,622	138,016
LogMeIn, Inc. (Internet Software & Svs.)		1,773	185,278
WebMD Health Corp. (Internet Software & Svs.)	(a)	1,271	74,544
Acxiom Corp. (IT Svs.)	(a)	2,644	68,691
Broadridge Financial Solutions, Inc. (IT Svs.)		3,973	300,200
Convergys Corp. (IT Svs.)		3,171	75,406
CoreLogic, Inc. (IT Svs.)	(a)	2,852	123,720
DST Systems, Inc. (IT Svs.)		2,080	128,336
Jack Henry & Associates, Inc. (IT Svs.)		2,627	272,866
Leidos Holdings, Inc. (IT Svs.)		4,849	250,645
MAXIMUS, Inc. (IT Svs.)		2,182	136,659
NeuStar, Inc. Class A (IT Svs.)	(a)	1,876	62,565
Sabre Corp. (IT Svs.)		6,927	150,801
Science Applications International Corp. (IT Svs.)		1,471	102,117
Teradata Corp. (IT Svs.)	(a)	4,407	129,962
WEX, Inc. (IT Svs.)	(a)	1,300	135,551
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	2,168	135,977
Cree, Inc. (Semiconductors & Equip.)	(a)	3,275	80,729
Cypress Semiconductor Corp. (Semiconductors & Equip.)		11,089	151,365
First Solar, Inc. (Semiconductors & Equip.)	(a)	2,633	105,004
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a)	4,479	115,513
Microsemi Corp. (Semiconductors & Equip.)	(a)	3,912	183,082
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,278	123,199
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	1,425	97,399
Synaptics, Inc. (Semiconductors & Equip.)	(a)	1,161	60,035
Teradyne, Inc. (Semiconductors & Equip.)		6,733	202,192
Versum Materials, Inc. (Semiconductors & Equip.)		3,657	118,852
ACI Worldwide, Inc. (Software)	(a)	3,974	88,898
Blackbaud, Inc. (Software)		1,616	138,572
Cadence Design Systems, Inc. (Software)	(a)	9,440	316,146
CDK Global, Inc. (Software)		4,908	304,590
CommVault Systems, Inc. (Software)	(a)	1,407	79,425
Fair Isaac Corp. (Software)		1,044	145,544
Fortinet, Inc. (Software)	(a)	5,028	188,248
Manhattan Associates, Inc. (Software)	(a)	2,347	112,797
PTC, Inc. (Software)	(a)	3,906	215,299
Take-Two Interactive Software, Inc. (Software)	(a)	3,507	257,344
Tyler Technologies, Inc. (Software)	(a)	1,136	199,561
Ultimate Software Group, Inc. / The (Software)	(a)	1,005	211,110
3D Systems Corp. (Tech. Hardware, Storage & Periph.)	(a)	3,640	68,068

94	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)		2,544	$ 71,232
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	4,080	166,627

			9,915,198

MATERIALS – 7.5%
Ashland Global Holdings, Inc. (Chemicals)		2,097	138,213
Cabot Corp. (Chemicals)		2,105	112,470
Chemours Co. / The (Chemicals)		6,226	236,090
Minerals Technologies, Inc. (Chemicals)		1,195	87,474
NewMarket Corp. (Chemicals)		312	143,670
Olin Corp. (Chemicals)		5,584	169,084
PolyOne Corp. (Chemicals)		2,755	106,729
RPM International, Inc. (Chemicals)		4,517	246,402
Scotts Miracle-Gro Co. / The Class A (Chemicals)		1,484	132,759
Sensient Technologies Corp. (Chemicals)		1,496	120,473
Valvoline, Inc. (Chemicals)		6,884	163,288
Eagle Materials, Inc. (Construction Materials)		1,635	151,107
AptarGroup, Inc. (Containers & Packaging)		2,101	182,493
Bemis Co., Inc. (Containers & Packaging)		3,096	143,190
Greif, Inc. Class A (Containers & Packaging)		870	48,529
Owens-Illinois, Inc. (Containers & Packaging)	(a)	5,481	131,106
Packaging Corp. of America (Containers & Packaging)		3,181	354,332
Silgan Holdings, Inc. (Containers & Packaging)		2,527	80,308
Sonoco Products Co. (Containers & Packaging)		3,347	172,103
Allegheny Technologies, Inc. (Metals & Mining)		3,666	62,359
Carpenter Technology Corp. (Metals & Mining)		1,575	58,952
Commercial Metals Co. (Metals & Mining)		3,901	75,796
Compass Minerals International, Inc. (Metals & Mining)		1,139	74,377
Reliance Steel & Aluminum Co. (Metals & Mining)		2,471	179,914
Royal Gold, Inc. (Metals & Mining)		2,201	172,052
Steel Dynamics, Inc. (Metals & Mining)		8,167	292,460
United States Steel Corp. (Metals & Mining)		5,878	130,139
Worthington Industries, Inc. (Metals & Mining)		1,480	74,326
Domtar Corp. (Paper & Forest Products)		2,110	81,066
Louisiana-Pacific Corp. (Paper & Forest Products)	(a)	4,871	117,440

			4,238,701

REAL ESTATE – 9.7%
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)		4,524	213,985
Camden Property Trust (Equity Real Estate Investment Trusts)		2,956	252,768
Care Capital Properties, Inc. (Equity Real Estate Investment Trusts)		2,833	75,641
CoreCivic, Inc. (Equity Real Estate Investment Trusts)		3,977	109,686
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)		3,349	117,315
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)		14,112	124,044
CyrusOne, Inc. (Equity Real Estate Investment Trusts)		2,629	146,567
DCT Industrial Trust, Inc. (Equity Real Estate Investment Trusts)		3,095	165,397
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)		4,962	189,598
Duke Realty Corp. (Equity Real Estate Investment Trusts)		11,982	334,897
Education Realty Trust, Inc. (Equity Real Estate Investment Trusts)		2,477	95,984
EPR Properties (Equity Real Estate Investment Trusts)		2,168	155,814
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)		3,952	113,106

Common Stocks (Continued)		Shares	Value
REAL ESTATE (continued)
GEO Group, Inc. / The (Equity Real Estate Investment Trusts)		4,187	$ 123,810
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)		3,924	134,005
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)		3,435	174,189
Hospitality Properties Trust (Equity Real Estate Investment Trusts)		5,553	161,870
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)		3,315	249,122
Lamar Advertising Co. Class A (Equity Real Estate Investment Trusts)		2,813	206,952
LaSalle Hotel Properties (Equity Real Estate Investment Trusts)		3,812	113,598
Liberty Property Trust (Equity Real Estate Investment Trusts)		4,971	202,369
Life Storage, Inc. (Equity Real Estate Investment Trusts)		1,573	116,559
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)		3,049	82,750
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)		12,303	158,340
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)		5,040	197,064
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)		6,644	219,385
Potlatch Corp. (Equity Real Estate Investment Trusts)		1,368	62,518
Quality Care Properties, Inc. (Equity Real Estate Investment Trusts)	(a)	3,155	57,768
Rayonier, Inc. (Equity Real Estate Investment Trusts)		4,337	124,775
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)		8,026	164,051
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)		3,252	84,487
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)		2,054	122,316
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	(a)	5,316	133,644
Urban Edge Properties (Equity Real Estate Investment Trusts)		3,357	79,662
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)		6,255	52,354
Weingarten Realty Investors (Equity Real Estate Investment Trusts)		3,996	120,280
Alexander & Baldwin, Inc. (Real Estate Mgmt. & Development)		1,557	64,429
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		1,525	190,625

			5,491,724

TELECOMMUNICATION SERVICES – 0.2%
Frontier Communications Corp. (Diversified Telecom. Svs.)		39,628	45,968
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		3,163	87,773

			133,741

UTILITIES – 5.4%
Great Plains Energy, Inc. (Electric Utilities)		7,284	213,276
Hawaiian Electric Industries, Inc. (Electric Utilities)		3,661	118,543
IDACORP, Inc. (Electric Utilities)		1,703	145,351
OGE Energy Corp. (Electric Utilities)		6,740	234,485
PNM Resources, Inc. (Electric Utilities)		2,682	102,587
Westar Energy, Inc. (Electric Utilities)		4,793	254,125
Atmos Energy Corp. (Gas Utilities)		3,553	294,721
National Fuel Gas Co. (Gas Utilities)		2,875	160,540
New Jersey Resources Corp. (Gas Utilities)		2,917	115,805

95	(continued)

Ohio National Fund, Inc.	S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)	Shares	Value
UTILITIES (continued)
ONE Gas, Inc. (Gas Utilities)	1,767	$ 123,354
Southwest Gas Holdings, Inc. (Gas Utilities)	1,602	117,042
UGI Corp. (Gas Utilities)	5,846	283,005
WGL Holdings, Inc. (Gas Utilities)	1,722	143,666
Black Hills Corp. (Multi-Utilities)	1,808	121,986
MDU Resources Group, Inc. (Multi-Utilities)	6,571	172,160
NorthWestern Corp. (Multi-Utilities)	1,631	99,524
Vectren Corp. (Multi-Utilities)	2,805	163,924
Aqua America, Inc. (Water Utilities)	5,985	199,300

		3,063,394

Total Common Stocks (Cost $54,381,353)		$55,751,593

Money Market Funds – 2.1%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		1,215,336	$ 1,215,336

Total Money Market Funds (Cost $1,215,336)			$ 1,215,336

Total Investments – 100.3% (Cost $55,596,689)	(b)		$56,966,929
Liabilities in Excess of Other Assets – (0.3)%	(c)		(160,673)

Net Assets – 100.0%			$56,806,256

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(c)	Includes $105,627 of cash pledged as collateral for the futures contracts outstanding at June 30, 2017. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2017 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-mini S&P MidCap 400 Index – Long	6	September 15, 2017	$1,051,627	$1,047,661	$(3,966)

The accompanying notes are an integral part of these financial statements.

96

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2017

Average Annual returns
One year	19.68%
Five years	16.43%
Ten years	7.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.89% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Bristol Growth Portfolio returned 13.78% versus 13.99% for its benchmark, the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. At the half-way point of the year, the economy continues to churn ahead; perhaps, not at the speed our President desires, or promised, but at least in a positive direction. As the economy moves along steadily, under the watchful eye of the Federal Reserve, the market anticipated the progress of the federal government in implementing some of the broader promises leading up to the election.

Health care affects a large portion of the economy. At this point, major changes do not appear to be expected. If there is no new health care plan and subsequent major tax overhaul, there is a significant chance the market will react negatively. While one could argue that tax cut expectations have been reduced, there is clearly the hope that some major changes occur, even if it is a tax holiday to repatriate overseas earnings.

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio slightly underperformed the benchmark during the period. Selections in Financials and Consumer Staples, as well as an underweight to Health Care and overweight to Telecommunication Services were key detractors. Key contributors to relative performance were stock selection within the Consumer Discretionary, Information Technology, and Telecommunication Services, as well as underweights to Consumer Staples and Real Estate.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Among the Portfolio’s Information Technology holdings, DXC Technology Co. generated 68 basis points of relative contribution and was able to beat analyst earnings estimates on stronger margins and continued progress towards its merger synergies with Hewlett Packard Enterprise Co. Oracle Corp. added 57 basis points as it continued to show positive earnings reports as well as confidence in the transition into software as a service (“SaaS”). Delphi Automotive PLC contributed 54 basis points on positive earnings results along with the spinoff of its powertrain division.(1)

The key detractor was IMAX Corp., which detracted 55 basis points of relative contribution while struggling from a slew of negative revisions, as the outlook for the summer movie slate worsened. We finally exited the position when it appeared that China was getting closer to saturation of IMAX theatres sooner than expected, and the revenue per theatre might be secularly challenged. Apple, Inc., detracting 36 basis points, cost the Portfolio due to its underweight relative to the benchmark. AECOM, which detracted 23 basis points, was expected to be a major beneficiary of a bipartisan infrastructure spending bill, but so far it seems like expectations for any explicit plan to be released and implemented keeps getting delayed.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

97	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of requested dividends.

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	98.8
Money Market Funds and Other Net Assets	1.2

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

		% of Net Assets
1.	Amazon.com, Inc.	4.7
2.	Apple, Inc.	4.4
3.	Alphabet, Inc. Class C	4.0
4.	Microsoft Corp.	3.9
5.	Facebook, Inc. Class A	3.6
6.	Alphabet, Inc. Class A	2.5
7.	PVH Corp.	2.2
8.	Visa, Inc.	2.1
9.	Coach, Inc.	2.1
10.	Goldman Sachs Group, Inc. / The	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	38.8
Consumer Discretionary	20.5
Health Care	14.9
Industrials	13.7
Consumer Staples	3.8
Financials	3.6
Materials	1.9
Telecommunication Services	1.6

98.8

98

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 98.8%		Shares	Value
CONSUMER DISCRETIONARY – 20.5%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		16,199	$2,481,039
MGM Resorts International (Hotels, Restaurants & Leisure)		70,324	2,200,438
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		11,073	1,209,504
D.R. Horton, Inc. (Household Durables)		72,511	2,506,705
Newell Brands, Inc. (Household Durables)		44,973	2,411,452
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	5,966	5,775,088
CBS Corp. Class B (Media)		35,413	2,258,641
Time Warner, Inc. (Media)		12,636	1,268,781
Coach, Inc. (Textiles, Apparel & Luxury Goods)		53,854	2,549,448
PVH Corp. (Textiles, Apparel & Luxury Goods)		23,376	2,676,552

			25,337,648

CONSUMER STAPLES – 3.8%
Kraft Heinz Co. / The (Food Products)		27,144	2,324,612
Philip Morris International, Inc. (Tobacco)		20,586	2,417,826

			4,742,438

FINANCIALS – 3.6%
Citigroup, Inc. (Banks)		28,667	1,917,249
Goldman Sachs Group, Inc. / The (Capital Markets)		11,463	2,543,640

			4,460,889

HEALTH CARE – 14.9%
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a)	21,249	1,694,820
Celgene Corp. (Biotechnology)	(a)	9,464	1,229,090
Medtronic PLC (Health Care Equip. & Supplies)		27,569	2,446,749
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	38,239	2,396,438
Humana, Inc. (Health Care Providers & Svs.)		10,485	2,522,901
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		11,294	2,094,134
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		14,138	2,466,657
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	23,751	1,248,115
AstraZeneca PLC – ADR (Pharmaceuticals)		69,026	2,353,096

			18,452,000

INDUSTRIALS – 13.7%
Raytheon Co. (Aerospace & Defense)		14,509	2,342,913
FedEx Corp. (Air Freight & Logistics)		11,593	2,519,507
Delta Air Lines, Inc. (Airlines)		23,306	1,252,464
AECOM (Construction & Engineering)	(a)	71,359	2,307,036
Snap-on, Inc. (Machinery)		13,655	2,157,490
Wabtec Corp. (Machinery)		17,263	1,579,565

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Xylem, Inc. (Machinery)		42,853	$2,375,342
Union Pacific Corp. (Road & Rail)		21,780	2,372,060

			16,906,377

INFORMATION TECHNOLOGY – 38.8%
CommScope Holding Co., Inc. (Communications Equip.)	(a)	63,085	2,399,123
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	68,805	2,454,274
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	8,606	1,212,585
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	3,291	3,059,577
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	5,400	4,907,142
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	29,626	4,472,934
DXC Technology Co. (IT Svs.)		31,144	2,389,368
Visa, Inc. (IT Svs.)		27,318	2,561,882
ASML Holding NV (Semiconductors & Equip.)		18,730	2,440,706
Broadcom Ltd. (Semiconductors & Equip.)		10,192	2,375,246
Cavium, Inc. (Semiconductors & Equip.)	(a)	27,109	1,684,282
Marvell Technology Group Ltd. (Semiconductors & Equip.)		141,790	2,342,371
NVIDIA Corp. (Semiconductors & Equip.)		4,091	591,395
Adobe Systems, Inc. (Software)	(a)	17,212	2,434,465
Microsoft Corp. (Software)		70,683	4,872,179
Oracle Corp. (Software)		48,732	2,443,422
Apple, Inc. (Tech. Hardware, Storage & Periph.)		37,994	5,471,896

			48,112,847

MATERIALS – 1.9%
E.I. du Pont de Nemours & Co. (Chemicals)		29,810	2,405,965

TELECOMMUNICATION SERVICES – 1.6%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	33,468	2,028,830

Total Common Stocks (Cost $105,565,650)			$122,446,994

Money Market Funds – 0.8%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		983,256	$983,256

Total Money Market Funds (Cost $983,256)			$983,256

Total Investments – 99.6% (Cost $106,548,906)	(b)		$123,430,250
Other Assets in Excess of Liabilities – 0.4%			492,210

Net Assets – 100.0%			$123,922,460

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

99

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Objective/Strategy

The Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of June 30, 2017

Average Annual returns
One year	9.35%
Since inception (5/1/14)	5.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.04% per the Fund’s prospectus dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2017, the Risk Managed Balanced Portfolio returned 7.87% versus 6.12% for its benchmark, which is comprised of 55% S&P 500 Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Equity markets started the year off strong. The Trump administration’s pro-growth fiscal platform continued to inspire optimism around the potential for greater economic expansion. U.S. economic data confirmed that the economy was already on the right track. Consumer and business confidence surveys registered multi-year highs. The labor market strengthened and key inflation measures rose. This backdrop supported the Federal Reserve’s decision to implement its first interest rate increase of the year in March. However, Washington’s general lack of progress on reform initiatives caused investors to begin reassessing the reflation trade. Downward pressure on the price of crude oil amid a ramp-up in U.S. production created further uncertainty on the inflation front.

Stocks continued gaining ground in the latter half of the period, with several equity benchmarks achieving record highs. Risk assets were supported by the strong first quarter earnings season in which nearly all sectors exceeded consensus sales and earnings estimates. Economic data, however, turned decidedly weaker. Specifically, core inflation, as measured by the Consumer Price Index, receded to 1.7% in May, the lowest reading since June 2015. Tepid economic data aside, the Federal Reserve raised its benchmark rate by another 25 basis points in June and Chairwoman Janet Yellen indicated that the economy was likely healthy enough to withstand additional increases.

The U.S. yield curve flattened during the period. Short-term yields rose on Fed-driven volatility and intermediate and longer dated yields rallied as investors expressed renewed concern over the economic outlook. Corporate credit spreads, on both investment grade and high yield, finished tighter, spurred in part by the successful corporate earnings season.

Q. How did sector selection and security selection each impact the Portfolio’s performance relative to its benchmark?

A. The Balanced Component of the Portfolio, sub-advised by Janus Capital Management LLC, seeks to provide consistent returns over time by allocating across the spectrum of fixed income and equity securities. Its equity-to-fixed-income allocation ended the period approximately 63% equity, 36% fixed income and a small allocation to cash. We had increased our equity allocation to the top end of our range intra-period, but our concern over high multiples led us to trim some of our more volatile positions. Our equity allocation may vary based on market conditions, and currently reflects our view that on a risk-adjusted basis, equities present more attractive opportunities relative to fixed income.(1)

The Balanced Component’s equity portion outperformed its benchmark, the S&P 500 Index. Favorable stock selection made Industrials the equity portion’s strongest-contributing sector relative to the S&P 500 Index. Energy was the second-strongest-contributing sector, primarily due to the underweight allocation in the poor-performing sector. Strong stock selection in the Consumer Discretionary sector resulted in a relative contribution as well.(1)

Financials was the weakest-contributing sector in the equity portion relative to the S&P 500 Index, followed by Consumer Staples and Materials; all largely due to stock selection rather than sector allocation.(1)

The Balanced Component’s fixed income portion also outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. However, as the period progressed, we grew increasingly concerned with the potential for an economic slowdown. We are simultaneously wary of how far spreads have tightened. As such, we reduced exposure to sectors that we believe are exhibiting poor fundamentals, particularly those that we believe will look to engage in merger and acquisition (M&A) activity. We increased emphasis on non-cyclical names with the ability to generate sustainable free cash flow even in an economic downturn. While we added back duration year to date, our U.S. Treasuries exposure remains relatively low, in the context of our historical range. Our belief that the pace of inflation would slow led us to close our position in Treasury Inflation-Protected Securities (TIPS) early in the period. Duration in the fixed income portion, at June 30, 2017, was 103% of that of the fixed income benchmark.(1)

Outperformance in the fixed income portion was driven by our investment-grade corporate credit exposure. Our overweight allocation benefited results as spreads tightened, and our security selection was particularly strong. Our emphasis on owning securities in the lowest tier of investment-grade ratings also aided relative results, as “riskier” assets performed well during the period. For similar reasons, an out-of-index allocation to high yield contributed positively to performance. However, with long-term rates rallying, our limited exposure to long duration corporate bonds partially offset these gains. Our continued focus on securities that provide

100	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

greater spread carry than the index further supported results. Carry is a measure of excess income generated by the Portfolio’s holdings.(1)

On a credit sector basis, relative contributors included banking and brokerage, asset managers and exchanges. Financials generally benefited from the prospect of a more relaxed regulatory environment under the Trump administration and rising interest rates, which help pad net interest income. Our overweight allocations in both sectors proved beneficial. Within banking, security selection further aided outperformance, largely due to preferred exposure and bank hybrids, which behave akin to high-yield corporate credit.(1)

Two financial related issuers, Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (“Neuberger Berman”) and Raymond James Financial, Inc. (“Raymond James”), were among the top individual corporate credit contributors on a relative basis. Neuberger Berman benefited from solid first quarter earnings results and increased liquidity in the name after the company issued a bond in the first quarter. Although we continue to like the company’s conservative management team and its commitment to reducing leverage, our target valuation was realized and we trimmed our position. In regards to Raymond James, we like the stability of the company’s business model and appreciate the management team’s conservative approach to the balance sheet. S&P upgraded the company’s credit rating during the period and the asset manager is under review for an upgrade at Moody’s.(1)

Information Technology also aided performance. Global growth and the anticipation of greater capital investment lifted the sector for much of the period. Additionally, spread compression across a number of our overweight positions, including Seagate HDD Cayman (“Seagate”), supported relative results. Seagate has reported stronger more stable results over the past few quarters amid robust storage demand for personal computers and enterprise infrastructure.(1)

Relative detractors included our positioning in electric utilities and independent energy. Electric utilities weighed on results largely due to our yield curve positioning. Our shorter dated exposure in the sector did not benefit from the decline in long-term rates. We actively reduced our exposure to independent energy over the period, but our overweight allocation was impacted by the volatility in the price of crude oil. No individual corporate issuer materially detracted from relative performance.(1)

On an asset class basis, our positioning in U.S. Treasury obligations was a strong relative contributor, primarily due to yield curve positioning. Our overweight allocation in the long bond proved beneficial as long-term rates declined. Government related debt, which includes government agency debt as well as debt issued by state-owned firms, detracted. This was due to our significant underweight allocation in the asset class. We did not own securities of certain Mexico-domiciled issuers that performed well over the period.(1)

Q. How did the Risk Management Component impact the Portfolio’s performance during the period?

A. The Portfolio’s Risk Management Component, sub-advised by AnchorPath Financial LLC, is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. Over the period, this allocation ranged between 18.4% and 20.3%(1)

The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility than the Balanced Component alone. Over the period, which was a low volatility environment, as compared to the Balanced Component, the Portfolio’s realized volatility was slightly higher by 0.1%. The aggregate Portfolio also produced a slightly lower period return than the Balanced Component over the period, by 0.39%. Due to the similar volatility and lower return achieved, the risk-adjusted return of the Risk Managed Balanced Portfolio was not enhanced during this period, as compared to the Balanced Component. The slight under-performance produced by the Risk Management Component was attributable to losses on index-based options resulting from the time decay of premium value and to declines in market implied volatility, which was significantly offset by gains on Treasury future positions.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The Boeing Co. led contributors during the period. Global air traffic continues to grow, which results in more wear and tear on jets and faster replacement of planes – providing a favorable backdrop for the company’s commercial airline business. Additionally, the debut of its 737 MAX narrow-body aircraft was well received by investors. Positive tailwinds for the defense sector, which accounts for roughly 30% to 40% of Boeing’s business, also boosted the stock during the period. We like Boeing’s ability to generate free cash flow, which its management often returns to shareholders. We also appreciate the recent dividend increase.(1)

CSX Corp. was another large contributor to performance. Positive sentiment surrounded the railroad company’s successively improving operations efficiency metrics. We anticipate that recently appointed CEO Hunter Harrison will continue to implement operational changes and further improve upon efficiency gains at an accelerated pace. Overall rail volume remains generally positive, and we believe industry fundamentals provide a favorable backdrop for revenues. As CSX Corp. focuses on improving its service and reliability to customers, we also believe it will continue to drive more shippers to use the railway instead of trucking services.(1)

Software company Adobe Systems, Inc. also contributed to performance. Our investment thesis was validated as the company’s shift from a licensed-software model to a recurring revenue, subscription-based model continued to accelerate. We appreciate the higher predictability of earnings and cash flow associated with the new approach. Additionally, Omniture, the company’s online marketing tool, had better-than-expected growth during the period.(1)

Synchrony Financial was the largest detractor. The stock of this private label credit card issuer fell amid general weakness in retail during the period and heightened loss provisions. Given Synchrony’s strong recent growth, increased loss provisions were widely expected, but the reported increase exceeded expectations and hurt credibility among investors. We trimmed our position during the period, but we continue to believe that the company provides a valuable service to retailers.(1)

The Kroger Co. was another top detractor. To help offset competitive threats and new entrants in certain markets, the grocer had aggressively lowered prices. This change, combined with the fact that the national grocery-store chain had a larger-than-expected LIFO charge as food price deflation turned to inflation during the

101	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

quarter, ultimately lowered the company’s earnings guidance. Late in the period, Amazon.com Inc.’s announced acquisition of Whole Foods Market, Inc. sent supermarkets’ stocks down across the board. We believe the capital investments that The Kroger Co. is making in new and existing stores, as well as in its supply chain, will eventually lead to higher free cash flow per share. However, we are concerned about the increased competition from a number of players and are closely monitoring the stock.(1)

Mattel, Inc. also weighed on performance. Early in the year, the toy company named former Google executive Margaret Georgiadis as the new CEO. The stock was negatively impacted by a series of decisions made by new management, including reducing the dividend, increasing investment in technology and lowering revenue guidance for 2017. While these decisions hurt the stock price in the short term, we believe the company’s management is taking the right steps to improve the business over the long-term. We also like Mattel, Inc.’s brand lineup, which leaves the company well-positioned in a healthy industry.(1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Risk Management Component contributed 1.3% to the absolute return of the aggregate Portfolio during the period, primarily based on the use of derivative instruments. U.S. Treasury futures added roughly 1% to the aggregate absolute Portfolio return, due to the decline in 10-Year Treasury rates during the period. Purchased index options detracted 0.3% in absolute return due to time decay in premium value and lower volatility during the period. Finally, equity futures added 0.6% during the period, correlating with the rising value of the S&P 500 Index.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

The S&P 500 index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

102	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Common Stocks (4)	50.3
Corporate Bonds (4)	13.7
Preferred Securities (4)	0.5
Master Limited Partnerships (4)	0.6
Asset-Backed / Mortgage-Backed Securities (4)	2.0
U.S. Treasury Obligations	6.6
U.S. Government Agency Mortgage-Backed Securities	6.8
Purchased Options	6.0
Money Market Funds and Other Net Assets	13.5

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	2.7
2. Boeing Co. / The	2.5
3. MasterCard, Inc. Class A	2.2
4. Altria Group, Inc.	2.0
5. Alphabet, Inc. Class C	1.8
6. CME Group, Inc.	1.5
7. Amgen, Inc.	1.5
8. Adobe Systems, Inc.	1.4
9. Apple, Inc.	1.4
10. Honeywell International, Inc.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Master Limited Partnerships, Asset-Backed / Mortgage-Backed Securities):

% of Net Assets
Information Technology	13.2
Consumer Discretionary	11.2
Financials	10.1
Health Care	8.4
Industrials	8.1
Consumer Staples	7.4
Real Estate	3.1
Materials	2.5
Energy	2.2
Utilities	0.5
Telecommunication Services	0.4

67.1

103

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks – 50.3%		Shares	Value
CONSUMER DISCRETIONARY – 9.1%
General Motors Co. (Automobiles)		80,919	$2,826,501
McDonald’s Corp. (Hotels, Restaurants & Leisure)		10,757	1,647,542
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	20,462	1,110,882
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		17,541	1,045,619
Starbucks Corp. (Hotels, Restaurants & Leisure)		37,742	2,200,736
Priceline Group, Inc. / The (Internet & Direct Marketing Retail)	(a)	2,351	4,397,593
Hasbro, Inc. (Leisure Products)		14,590	1,626,931
Mattel, Inc. (Leisure Products)		42,758	920,580
Comcast Corp. Class A (Media)		113,530	4,418,588
Madison Square Garden Co. / The (Media)	(a)	3,507	690,528
Time Warner, Inc. (Media)		4,720	473,935
Home Depot, Inc. / The (Specialty Retail)		24,352	3,735,597
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		74,130	4,373,670

			29,468,702

CONSUMER STAPLES – 5.8%
Costco Wholesale Corp. (Food & Staples Retailing)		24,973	3,993,932
Kroger Co. / The (Food & Staples Retailing)		66,167	1,543,014
Sysco Corp. (Food & Staples Retailing)		33,851	1,703,721
Hershey Co. / The (Food Products)		16,486	1,770,102
Kimberly-Clark Corp. (Household Products)		15,496	2,000,689
Estee Lauder Cos., Inc. / The Class A (Personal Products)		15,231	1,461,871
Altria Group, Inc. (Tobacco)		85,437	6,362,493

			18,835,822

ENERGY – 0.8%
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		86,513	2,526,180

FINANCIALS – 4.7%
U.S. Bancorp (Banks)		81,969	4,255,830
CME Group, Inc. (Capital Markets)		39,098	4,896,634
Morgan Stanley (Capital Markets)		5,785	257,780
TD Ameritrade Holding Corp. (Capital Markets)		62,363	2,680,985
Synchrony Financial (Consumer Finance)		82,647	2,464,534
Progressive Corp. / The (Insurance)		12,136	535,076

			15,090,839

HEALTH CARE – 6.9%
AbbVie, Inc. (Biotechnology)		25,044	1,815,940
Amgen, Inc. (Biotechnology)		28,127	4,844,313
Abbott Laboratories (Health Care Equip. & Supplies)		48,997	2,381,744
Medtronic PLC (Health Care Equip. & Supplies)		43,165	3,830,894
Aetna, Inc. (Health Care Providers & Svs.)		16,591	2,519,012
Allergan PLC (Pharmaceuticals)		14,369	3,492,960
Bristol-Myers Squibb Co. (Pharmaceuticals)		46,596	2,596,329
Eli Lilly & Co. (Pharmaceuticals)		9,625	792,137

			22,273,329

INDUSTRIALS – 7.3%
Boeing Co. / The (Aerospace & Defense)		40,391	7,987,320
General Dynamics Corp. (Aerospace & Defense)		12,659	2,507,748
Northrop Grumman Corp. (Aerospace & Defense)		11,554	2,966,027
United Parcel Service, Inc. Class B (Air Freight & Logistics)		15,601	1,725,315
Honeywell International, Inc. (Industrial Conglomerates)		33,428	4,455,618
CSX Corp. (Road & Rail)		71,800	3,917,408

			23,559,436

INFORMATION TECHNOLOGY – 12.0%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	6,406	5,821,324
Accenture PLC Class A (IT Svs.)		17,855	2,208,306
Automatic Data Processing, Inc. (IT Svs.)		13,887	1,422,862
MasterCard, Inc. Class A (IT Svs.)		58,019	7,046,408
Intel Corp. (Semiconductors & Equip.)		80,962	2,731,658
Lam Research Corp. (Semiconductors & Equip.)		11,652	1,647,942
Adobe Systems, Inc. (Software)	(a)	32,858	4,647,436
Microsoft Corp. (Software)		125,559	8,654,782
Apple, Inc. (Tech. Hardware, Storage & Periph.)		30,948	4,457,131

			38,637,849

104	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Common Stocks (Continued)				Shares	Value
MATERIALS – 1.5%
LyondellBasell Industries NV Class A (Chemicals)				47,211	$3,984,136
Vulcan Materials Co. (Construction Materials)				6,300	798,084

					4,782,220

REAL ESTATE – 2.2%
Colony NorthStar, Inc. Class A (Equity Real Estate Investment Trusts)				97,452	1,373,099
Colony Starwood Homes (Equity Real Estate Investment Trusts)				20,930	718,108
Crown Castle International Corp. (Equity Real Estate Investment Trusts)				12,333	1,235,520
MGM Growth Properties, LLC Class A (Equity Real Estate Investment Trusts)				29,011	846,831
Outfront Media, Inc. (Equity Real Estate Investment Trusts)				40,183	929,031
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)			56,640	2,061,696

					7,164,285

Total Common Stocks (Cost $140,453,698)					$162,338,662

Corporate Bonds – 13.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.4%
Ford Motor Co. (Automobiles)		4.346%	12/08/2026	$228,000	$234,809
General Motors Co. (Automobiles)		4.875%	10/02/2023	187,000	200,376
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	01/15/2022	320,000	328,000
1011778 B.C. ULC / New Red Finance Inc. (Hotels, Restaurants & Leisure)	(b)	4.250%	05/15/2024	238,000	236,498
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. (Hotels, Restaurants & Leisure)	(b)	4.625%	04/01/2025	420,000	433,125
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)		5.625%	05/01/2024	108,000	117,720
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)	(b)	5.250%	05/15/2027	97,000	99,364
D.R. Horton, Inc. (Household Durables)		3.750%	03/01/2019	231,000	236,314
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	53,000	56,047
Newell Brands, Inc. (Household Durables)		3.150%	04/01/2021	71,000	72,681
Newell Brands, Inc. (Household Durables)		3.850%	04/01/2023	81,000	85,034
Newell Brands, Inc. (Household Durables)		4.200%	04/01/2026	433,000	459,797
Newell Brands, Inc. (Household Durables)		5.000%	11/15/2023	98,000	104,864
Toll Brothers Finance Corp. (Household Durables)		5.875%	02/15/2022	133,000	147,298
Toll Brothers Finance Corp. (Household Durables)		4.375%	04/15/2023	63,000	65,174
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		5.250%	03/15/2021	160,000	164,400
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)	(b)	5.125%	05/01/2027	438,000	447,855
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.908%	07/23/2025	254,000	274,425
Comcast Corp. (Media)		3.400%	07/15/2046	25,000	22,801
Comcast Corp. (Media)		2.350%	01/15/2027	176,000	165,209
Comcast Corp. (Media)		3.300%	02/01/2027	107,000	108,326
Cox Communications, Inc. (Media)	(b)	3.350%	09/15/2026	257,000	252,386
NBCUniversal Media, LLC (Media)		4.450%	01/15/2043	47,000	49,967
Time Warner, Inc. (Media)		3.600%	07/15/2025	157,000	157,622
UBM PLC (Media)	(b)	5.750%	11/03/2020	100,000	105,264
Coach, Inc. (Textiles, Apparel & Luxury Goods)		3.000%	07/15/2022	81,000	79,854
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4.125%	07/15/2027	81,000	80,185

					4,785,395

CONSUMER STAPLES – 1.6%
Anheuser-Busch InBev Finance, Inc. (Beverages)		2.650%	02/01/2021	91,000	92,212
Anheuser-Busch InBev Finance, Inc. (Beverages)		3.300%	02/01/2023	515,000	530,246
Anheuser-Busch InBev Finance, Inc. (Beverages)		3.650%	02/01/2026	687,000	707,863
Constellation Brands, Inc. (Beverages)		4.250%	05/01/2023	231,000	245,889
Constellation Brands, Inc. (Beverages)		4.750%	12/01/2025	28,000	30,672
Constellation Brands, Inc. (Beverages)		3.700%	12/06/2026	169,000	172,181
Molson Coors Brewing Co. (Beverages)		3.000%	07/15/2026	328,000	315,518
Molson Coors Brewing Co. (Beverages)		4.200%	07/15/2046	87,000	85,382
CVS Health Corp. (Food & Staples Retailing)		2.800%	07/20/2020	522,000	531,406
CVS Health Corp. (Food & Staples Retailing)		4.750%	12/01/2022	111,000	121,652
CVS Health Corp. (Food & Staples Retailing)		5.000%	12/01/2024	155,000	171,707
Sysco Corp. (Food & Staples Retailing)		2.500%	07/15/2021	67,000	67,176
Sysco Corp. (Food & Staples Retailing)		3.300%	07/15/2026	166,000	164,700
Sysco Corp. (Food & Staples Retailing)		3.250%	07/15/2027	91,000	89,528
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		3.450%	06/01/2026	191,000	190,616
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		4.650%	06/01/2046	31,000	32,493
Danone S.A. (Food Products)	(b)	2.077%	11/02/2021	447,000	440,936
Wm. Wrigley Jr. Co. (Food Products)	(b)	3.375%	10/21/2020	119,000	122,824
Wm. Wrigley Jr. Co. (Food Products)	(b)	2.400%	10/21/2018	447,000	450,028
Reckitt Benckiser Treasury Services PLC (Household Products)	(b)	2.375%	06/24/2022	200,000	198,671

105	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds(Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
Reckitt Benckiser Treasury Services PLC (Household Products)	(b)	2.750%	06/26/2024	$200,000	$198,070
Reckitt Benckiser Treasury Services PLC (Household Products)	(b)	3.000%	06/26/2027	234,000	230,647

					5,190,417

ENERGY – 1.4%
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		5.875%	05/01/2019	34,000	34,935
Helmerich & Payne International Drilling Co. (Energy Equip. & Svs.)		4.650%	03/15/2025	173,000	181,429
Oceaneering International, Inc. (Energy Equip. & Svs.)		4.650%	11/15/2024	225,000	221,913
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.375%	11/01/2021	272,000	274,720
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		5.900%	02/01/2018	78,000	79,792
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		2.950%	01/15/2023	83,000	82,328
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		5.700%	10/15/2019	6,000	6,332
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	92,000	97,941
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		4.950%	03/15/2026	225,000	250,610
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.875%	10/15/2025	144,000	164,286
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	117,000	124,020
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.500%	06/01/2027	225,000	232,875
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.150%	10/01/2020	120,000	124,623
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	63,000	65,546
Hiland Partners Holdings, LLC / Hiland Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	05/15/2022	101,000	105,491
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		5.000%	10/01/2021	280,000	300,696
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		3.950%	09/01/2022	147,000	151,862
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2020	159,000	170,149
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	152,000	159,600
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)		3.605%	02/15/2025	112,000	110,918
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/01/2022	153,000	168,526
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.000%	03/15/2027	248,000	264,015
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	01/01/2023	13,000	12,382
TC PipeLines LP (Oil, Gas & Consumable Fuels)		3.900%	05/25/2027	172,000	171,641
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	01/15/2025	64,000	67,200
Western Gas Partners LP (Oil, Gas & Consumable Fuels)		5.375%	06/01/2021	279,000	299,490
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.700%	01/15/2023	68,000	66,980
Williams Partners LP (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	289,000	286,090
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2023	168,000	174,320
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	03/15/2024	15,000	15,719

					4,466,429

FINANCIALS – 3.1%
Bank of America Corp. (Banks)		2.503%	10/21/2022	525,000	518,225
Bank of America Corp. (Banks)		4.183%	11/25/2027	245,000	249,211
Bank of America Corp. (Banks)	(c)	4.244%	04/24/2038	350,000	364,381
Citigroup, Inc. (Banks)	(c)	QL + 143	09/01/2023	245,000	249,550
Citigroup, Inc. (Banks)	(c)	3.887%	01/10/2028	413,000	419,761
Citizens Financial Group, Inc. (Banks)		4.350%	08/01/2025	38,000	39,425
Citizens Financial Group, Inc. (Banks)		4.300%	12/03/2025	327,000	340,964
Citizens Financial Group, Inc. (Banks)		3.750%	07/01/2024	47,000	46,760
JPMorgan Chase & Co. (Banks)		2.295%	08/15/2021	319,000	317,113
JPMorgan Chase & Co. (Banks)		3.375%	05/01/2023	341,000	345,987
JPMorgan Chase & Co. (Banks)		3.875%	09/10/2024	86,000	88,737
JPMorgan Chase & Co. (Banks)	(c)	3.782%	02/01/2028	344,000	351,817
Santander U.K. PLC (Banks)	(b)	5.000%	11/07/2023	790,000	846,894
SVB Financial Group (Banks)		5.375%	09/15/2020	139,000	151,270
U.S. Bancorp (Banks)		2.375%	07/22/2026	258,000	243,172
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	98,000	95,722
Carlyle Holdings Finance LLC (Capital Markets)	(b)	3.875%	02/01/2023	130,000	133,475
CBOE Holdings, Inc. (Capital Markets)		3.650%	01/12/2027	188,000	189,637
Charles Schwab Corp. / The (Capital Markets)		3.000%	03/10/2025	117,000	117,022
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	272,000	285,925
E*TRADE Financial Corp. (Capital Markets)		4.625%	09/15/2023	403,000	419,120
Goldman Sachs Group, Inc. / The (Capital Markets)		3.000%	04/26/2022	323,000	325,986
Goldman Sachs Group, Inc. / The (Capital Markets)	(c)	3.691%	06/05/2028	264,000	265,077
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	02/25/2026	326,000	331,982
Lazard Group LLC (Capital Markets)		4.250%	11/14/2020	222,000	234,193
Morgan Stanley (Capital Markets)		2.625%	11/17/2021	361,000	360,431
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	236,000	237,509
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	4.875%	04/15/2045	122,000	118,575
Raymond James Financial, Inc. (Capital Markets)		3.625%	09/15/2026	81,000	81,082
Raymond James Financial, Inc. (Capital Markets)		4.950%	07/15/2046	218,000	236,909
Scottrade Financial Services, Inc. (Capital Markets)	(b)	6.125%	07/11/2021	54,000	61,315

106	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds(Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
TD Ameritrade Holding Corp. (Capital Markets)		3.625%	04/01/2025	$82,000	$84,855
TD Ameritrade Holding Corp. (Capital Markets)		2.950%	04/01/2022	146,000	149,385
Ally Financial, Inc. (Consumer Finance)		8.000%	12/31/2018	92,000	99,245
Discover Financial Services (Consumer Finance)		3.950%	11/06/2024	184,000	186,865
Discover Financial Services (Consumer Finance)		3.750%	03/04/2025	254,000	250,992
General Motors Financial Co., Inc. (Consumer Finance)		3.950%	04/13/2024	488,000	494,808
Synchrony Financial (Consumer Finance)		3.000%	08/15/2019	76,000	77,075
Synchrony Financial (Consumer Finance)		4.500%	07/23/2025	228,000	234,484
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	44,000	44,499
LeasePlan Corp. NV (Diversified Financial Svs.)	(b)	2.500%	05/16/2018	352,000	352,945

					10,042,380

HEALTH CARE – 1.5%
Shire Acquisitions Investments Ireland DAC (Biotechnology)		2.400%	09/23/2021	157,000	155,154
Shire Acquisitions Investments Ireland DAC (Biotechnology)		2.875%	09/23/2023	210,000	208,117
Shire Acquisitions Investments Ireland DAC (Biotechnology)		3.200%	09/23/2026	210,000	205,371
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	61,000	62,276
Abbott Laboratories (Health Care Equip. & Supplies)		3.875%	09/15/2025	38,000	39,088
Becton Dickinson and Co. (Health Care Equip. & Supplies)		2.894%	06/06/2022	123,000	123,153
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.363%	06/06/2024	274,000	274,530
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.700%	06/06/2027	194,000	194,304
Becton Dickinson and Co. (Health Care Equip. & Supplies)		4.669%	06/06/2047	64,000	65,922
Aetna, Inc. (Health Care Providers & Svs.)		2.800%	06/15/2023	117,000	116,781
Cardinal Health, Inc. (Health Care Providers & Svs.)		2.616%	06/15/2022	126,000	126,102
Cardinal Health, Inc. (Health Care Providers & Svs.)		3.079%	06/15/2024	82,000	82,176
Cardinal Health, Inc. (Health Care Providers & Svs.)		3.410%	06/15/2027	162,000	161,308
Centene Corp. (Health Care Providers & Svs.)		4.750%	05/15/2022	14,000	14,613
Centene Corp. (Health Care Providers & Svs.)		6.125%	02/15/2024	34,000	36,760
Centene Corp. (Health Care Providers & Svs.)		4.750%	01/15/2025	40,000	41,100
Cigna Corp. (Health Care Providers & Svs.)		3.250%	04/15/2025	460,000	461,834
Express Scripts Holding Co. (Health Care Providers & Svs.)		3.500%	06/15/2024	86,000	86,729
Express Scripts Holding Co. (Health Care Providers & Svs.)		4.500%	02/25/2026	219,000	232,120
Express Scripts Holding Co. (Health Care Providers & Svs.)		3.400%	03/01/2027	102,000	98,453
HCA, Inc. (Health Care Providers & Svs.)		3.750%	03/15/2019	166,000	169,320
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	71,000	75,171
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	64,000	67,507
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	125,000	135,000
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	59,000	64,236
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	4.625%	07/15/2024	71,000	71,089
THC Escrow Corp. III (Health Care Providers & Svs.)	(b)	4.625%	07/15/2024	88,000	88,238
Universal Health Services, Inc. (Health Care Providers & Svs.)	(b)	4.750%	08/01/2022	159,000	164,366
WellCare Health Plans, Inc. (Health Care Providers & Svs.)		5.250%	04/01/2025	156,000	163,410
Life Technologies Corp. (Life Sciences Tools & Svs.)		6.000%	03/01/2020	180,000	196,159
Allergan Funding SCS (Pharmaceuticals)		3.000%	03/12/2020	471,000	481,264
Teva Pharmaceutical Finance Netherlands III B.V. (Pharmaceuticals)		3.150%	10/01/2026	248,000	235,545

					4,697,196

INDUSTRIALS – 0.7%
Arconic, Inc. (Aerospace & Defense)		5.125%	10/01/2024	31,000	32,163
Rockwell Collins, Inc. (Aerospace & Defense)		3.200%	03/15/2024	105,000	106,407
Rockwell Collins, Inc. (Aerospace & Defense)		3.500%	03/15/2027	180,000	182,546
FedEx Corp. (Air Freight & Logistics)		3.900%	02/01/2035	22,000	21,861
FedEx Corp. (Air Freight & Logistics)		4.400%	01/15/2047	9,000	9,270
Masco Corp. (Building Products)		3.500%	04/01/2021	127,000	130,496
Masco Corp. (Building Products)		4.375%	04/01/2026	22,000	23,467
Owens Corning (Building Products)		4.200%	12/01/2024	141,000	147,652
Owens Corning (Building Products)		3.400%	08/15/2026	58,000	57,142
Cintas Corp. No. 2 (Commercial Svs. & Supplies)		4.300%	06/01/2021	45,000	47,946
CNH Industrial Capital LLC (Machinery)		3.625%	04/15/2018	174,000	175,531
IHS Markit Ltd. (Professional Svs.)	(b)	5.000%	11/01/2022	24,000	25,905
IHS Markit Ltd. (Professional Svs.)	(b)	4.750%	02/15/2025	90,000	96,638
Verisk Analytics, Inc. (Professional Svs.)		5.800%	05/01/2021	211,000	234,581
Verisk Analytics, Inc. (Professional Svs.)		4.875%	01/15/2019	76,000	79,141
Verisk Analytics, Inc. (Professional Svs.)		4.125%	09/12/2022	184,000	193,882
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	222,000	246,963
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.375%	03/15/2018	228,000	230,576
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	2.500%	06/15/2019	59,000	59,302
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(b)	5.250%	08/15/2022	77,000	80,490
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(b)	5.500%	02/15/2024	200,000	208,900

					2,390,859

107	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY – 1.2%
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	$249,000	$265,906
Fidelity National Information Services, Inc. (IT Svs.)		3.625%	10/15/2020	145,000	151,881
Fidelity National Information Services, Inc. (IT Svs.)		4.500%	10/15/2022	179,000	194,474
Fidelity National Information Services, Inc. (IT Svs.)		3.000%	08/15/2026	224,000	216,925
First Data Corp. (IT Svs.)	(b)	7.000%	12/01/2023	191,000	203,893
Total System Services, Inc. (IT Svs.)		4.800%	04/01/2026	451,000	490,980
Total System Services, Inc. (IT Svs.)		3.800%	04/01/2021	124,000	129,119
Broadcom Corp. / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)	(b)	3.625%	01/15/2024	173,000	176,936
Broadcom Corp. / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)	(b)	3.875%	01/15/2027	444,000	455,991
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	4.125%	06/01/2021	242,000	254,826
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	3.875%	09/01/2022	269,000	280,096
TSMC Global Ltd. (Semiconductors & Equip.)	(b)	1.625%	04/03/2018	440,000	439,119
Cadence Design Systems, Inc. (Software)		4.375%	10/15/2024	224,000	232,693
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.750%	01/01/2025	310,000	311,507
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		5.750%	12/01/2034	64,000	64,154
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	06/01/2027	22,000	21,973

					3,890,473

MATERIALS – 1.0%
CF Industries, Inc. (Chemicals)		6.875%	05/01/2018	465,000	483,019
CF Industries, Inc. (Chemicals)	(b)	4.500%	12/01/2026	232,000	238,556
PPL Capital Funding, Inc. (Chemicals)		3.100%	05/15/2026	266,000	260,358
Sherwin-Williams Co. / The (Chemicals)		2.750%	06/01/2022	72,000	71,949
Sherwin-Williams Co. / The (Chemicals)		3.125%	06/01/2024	46,000	46,221
Sherwin-Williams Co. / The (Chemicals)		3.450%	06/01/2027	131,000	131,933
Sherwin-Williams Co. / The (Chemicals)		4.500%	06/01/2047	61,000	64,011
Eagle Materials, Inc. (Construction Materials)		4.500%	08/01/2026	18,000	18,405
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	07/02/2024	95,000	99,705
Vulcan Materials Co. (Construction Materials)		7.000%	06/15/2018	139,000	145,548
Vulcan Materials Co. (Construction Materials)		7.500%	06/15/2021	91,000	107,386
Vulcan Materials Co. (Construction Materials)		4.500%	04/01/2025	223,000	238,160
Ball Corp. (Containers & Packaging)		4.375%	12/15/2020	172,000	180,600
Anglo American Capital PLC (Metals & Mining)	(b)	4.750%	04/10/2027	200,000	205,460
FMG Resources August 2006 Pty. Ltd. (Metals & Mining)	(b)	4.750%	05/15/2022	147,000	147,551
FMG Resources August 2006 Pty. Ltd. (Metals & Mining)	(b)	5.125%	05/15/2024	49,000	49,000
Freeport-McMoRan, Inc. (Metals & Mining)		3.100%	03/15/2020	70,000	68,512
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	116,000	122,518
Steel Dynamics, Inc. (Metals & Mining)		5.000%	12/15/2026	19,000	19,499
Teck Resources Ltd. (Metals & Mining)	(b)	8.500%	06/01/2024	175,000	202,125
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	99,000	101,090
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.600%	03/01/2025	372,000	383,577

					3,385,183

REAL ESTATE – 0.9%
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		4.600%	04/01/2022	257,000	274,608
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		2.750%	01/15/2020	140,000	140,952
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)		4.500%	07/30/2029	190,000	201,426
American Tower Corp. (Equity Real Estate Investment Trusts)		3.500%	01/31/2023	45,000	46,145
American Tower Corp. (Equity Real Estate Investment Trusts)		3.450%	09/15/2021	24,000	24,747
American Tower Corp. (Equity Real Estate Investment Trusts)		3.300%	02/15/2021	249,000	255,484
American Tower Corp. (Equity Real Estate Investment Trusts)		4.400%	02/15/2026	155,000	162,496
American Tower Corp. (Equity Real Estate Investment Trusts)		3.375%	10/15/2026	293,000	286,699
Crown Castle International Corp. (Equity Real Estate Investment Trusts)		5.250%	01/15/2023	205,000	227,694
Post Apartment Homes LP (Equity Real Estate Investment Trusts)		4.750%	10/15/2017	46,000	46,041
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)		6.750%	12/15/2021	61,000	68,030
SL Green Realty Corp. (Equity Real Estate Investment Trusts)		7.750%	03/15/2020	237,000	265,346
SL Green Realty Corp. (Equity Real Estate Investment Trusts)		5.000%	08/15/2018	85,000	87,240
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	197,000	207,411
Kennedy-Wilson, Inc. (Real Estate Mgmt. & Development)		5.875%	04/01/2024	554,000	571,312

					2,865,631

TELECOMMUNICATION SERVICES – 0.4%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	39,000	38,344
AT&T, Inc. (Diversified Telecom. Svs.)		4.250%	03/01/2027	183,000	189,201
AT&T, Inc. (Diversified Telecom. Svs.)		5.250%	03/01/2037	239,000	254,900
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.125%	08/15/2046	103,000	91,800
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.625%	08/15/2026	508,000	468,439
Verizon Communications, Inc. (Diversified Telecom. Svs.)	(b)	2.946%	03/15/2022	87,000	87,595

					1,130,279

108	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 0.5%
Duke Energy Corp. (Electric Utilities)		1.800%	09/01/2021	$90,000	$87,847
Duke Energy Corp. (Electric Utilities)		2.650%	09/01/2026	134,000	127,278
IPALCO Enterprises, Inc. (Electric Utilities)		5.000%	05/01/2018	121,000	122,966
PPL WEM Holdings Ltd. (Electric Utilities)	(b)	5.375%	05/01/2021	203,000	219,032
Southern Co. / The (Electric Utilities)		2.350%	07/01/2021	365,000	362,306
Southern Co. / The (Electric Utilities)		2.950%	07/01/2023	192,000	190,743
Southern Co. / The (Electric Utilities)		3.250%	07/01/2026	365,000	357,102
Dominion Energy, Inc. (Multi-Utilities)		2.000%	08/15/2021	27,000	26,479
Dominion Energy, Inc. (Multi-Utilities)		2.850%	08/15/2026	44,000	41,948

					1,535,701

Total Corporate Bonds (Cost $43,924,808)					$44,379,943

Preferred Securities – 0.5%			Rate	Quantity	Value
FINANCIALS – 0.4%
Citigroup Capital XIII (Banks)	(c)		QL + 637	1,316	$34,190
Wells Fargo & Co. DR (Banks)	(c)		5.875%	165,000	181,825
Charles Schwab Corp. Series A / The (Capital Markets)	(c)		7.000%	225,000	259,312
Charles Schwab Corp. Series E / The DR (Capital Markets)	(c)		4.625%	38,000	38,807
E*TRADE Financial Corp. (Capital Markets)	(c)		5.875%	37,000	39,220
Goldman Sachs Capital I (Capital Markets)			6.345%	458,000	565,027
Morgan Stanley DR (Capital Markets)	(c)		6.875%	1,528	44,755
Discover Financial Services (Consumer Finance)			6.500%	9,502	244,962

					1,408,098

INDUSTRIALS – 0.1%
General Electric Co. (Industrial Conglomerates)	(c)		5.000%	318,000	337,525
General Electric Co. (Industrial Conglomerates)			4.700%	404	10,306

					347,831

Total Preferred Securities (Cost $1,702,444)					$1,755,929

Master Limited Partnerships – 0.6%				Shares	Value
FINANCIALS – 0.6%
Blackstone Group LP / The (Capital Markets)				55,119	$1,838,219

Total Master Limited Partnerships (Cost $1,566,398)					$1,838,219

Asset-Backed / Mortgage-Backed Securities – 2.0%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.7%
Applebee’s Funding LLC / IHOP Funding LLC 2014-1 A2	(b)	4.277%	09/05/2044	$7,000	$6,890
CKE Restaurant Holdings, Inc. 2013-1A A2	(b)	4.474%	03/20/2043	845,425	843,738
Coinstar Funding LLC Series 2017-1 A2	(b)	5.216%	04/25/2047	199,000	202,175
Cosmopolitan Hotel Trust 2016-COSMO B	(b)	3.259%	11/15/2033	42,000	42,316
Cosmopolitan Hotel Trust 2016-COSMO D	(b)	4.659%	11/15/2033	56,000	56,698
Cosmopolitan Hotel Trust 2016-COSMO E	(b)	5.809%	11/15/2033	82,000	83,309
Domino’s Pizza Master Issuer LLC 2012-1A A2	(b)	5.216%	01/25/2042	164,712	164,791
Domino’s Pizza Master Issuer LLC 2015-1A A2I	(b)	3.484%	10/25/2045	122,450	123,666
Domino’s Pizza Master Issuer LLC 2017-1A A2II	(b)	3.082%	07/25/2047	50,000	49,758
Domino’s Pizza Master Issuer LLC 2017-1A A23	(b)	4.118%	07/25/2047	210,000	209,869
Jimmy Johns Funding LLC 2017-1A A2II	(b)	4.846%	07/30/2047	158,000	158,000
Taco Bell Funding, LLC 2016-1A A2I	(b)	3.832%	05/25/2046	132,003	134,948
Wendys Funding LLC 2015-1A A2I	(b)	3.371%	06/15/2045	168,990	170,440

					2,246,598

FINANCIALS – 1.3%
American Tower Trust I 13 1A	(b)	1.551%	03/15/2018	83,000	82,832
AmeriCredit Automobile Receivables Trust 2016-1 D		3.590%	02/08/2022	81,000	82,711
AmeriCredit Automobile Receivables Trust 2015-2 D		3.000%	06/08/2021	20,000	20,194
AmeriCredit Automobile Receivables Trust 2015-3 D		3.340%	08/08/2021	383,000	388,388
AmeriCredit Automobile Receivables Trust 2016-2 D		3.650%	05/09/2022	63,000	64,346
BAMLL Commercial Mortgage Securities Trust 2014-FL1	(b)	6.659%	12/15/2031	200,000	189,975
Banc of America Commercial Mortgage Trust 2007-3 AJ		5.874%	06/10/2049	139,774	140,488
GCCFC Commercial Mortgage Trust 2007-GG11 AM		5.867%	12/10/2049	25,000	25,067
Fannie Mae Connecticut Avenue Securities 2014-C04 1M2		6.116%	11/25/2024	436,541	498,881
Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3		5.716%	02/25/2024	315,000	367,796
GS Mortgage Securities Trust 2014-GSFL E	(b)	7.109%	07/15/2031	100,000	100,055
GSCCRE Commercial Mortgage Trust 2015-HULA E	(b)	5.527%	08/15/2032	133,000	133,664
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI C	(b)	3.554%	10/05/2031	26,000	26,548

109	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI D	(b)	4.143%	10/05/2031	$40,000	$40,663
J.P. Morgan Chase Commercial Mortgage Securities Trust 2010-C2 E	(b)	5.724%	11/15/2043	100,000	102,422
J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-SGP B	(b)	3.909%	07/15/2036	150,000	150,935
J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-SGP D	(b)	5.659%	07/15/2036	100,000	100,997
J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-UES E	(b)	3.742%	09/05/2032	44,000	43,704
LB-UBS Commercial Mortgage Trust 2006-C1 AJ		5.276%	02/15/2041	133,325	133,382
LB-UBS Commercial Mortgage Trust 2007-C7 AJ		6.500%	09/15/2045	43,782	44,293
LB-UBS Commercial Mortgage Trust 2008-C1 AM		6.296%	04/15/2041	249,000	246,775
OSCAR US Funding Trust V 2016-2A A3	(b)	2.730%	12/15/2020	40,000	40,028
OSCAR US Funding Trust V 2016-2A A4	(b)	2.990%	12/15/2023	40,000	39,848
Palisades Center Trust 2016-PLSD D	(b)	4.737%	04/13/2033	38,000	38,300
Santander Drive Auto Receivables Trust 2015-1 D		3.240%	04/15/2021	341,000	345,699
Santander Drive Auto Receivables Trust 2015-4 D		3.530%	08/16/2021	53,000	54,057
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AJ		5.413%	12/15/2043	88,220	89,349
Wachovia Bank Commercial Mortgage Trust Series 2007-C31 AJ		5.660%	04/15/2047	94,443	96,437
Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ		6.174%	02/15/2051	103,940	105,794
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 AJ		6.271%	05/15/2046	33,843	33,867
Wells Fargo Commercial Mortgage Trust 2014-TISH WTS1	(b)	3.409%	02/15/2027	212,000	217,436

					4,044,931

Total Asset-Backed / Mortgage-Backed Securities (Cost $6,286,621)					$6,291,529

U.S. Treasury Obligations – 6.6%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.250%	04/30/2019	$78,000	$77,811
U.S. Treasury Note		1.250%	05/31/2019	1,948,000	1,943,358
U.S. Treasury Note		1.000%	11/15/2019	1,189,000	1,176,460
U.S. Treasury Note		1.500%	04/15/2020	14,000	13,990
U.S. Treasury Note		1.500%	05/15/2020	74,000	73,913
U.S. Treasury Note		1.500%	06/15/2020	85,000	84,874
U.S. Treasury Note		1.250%	10/31/2021	1,207,000	1,178,806
U.S. Treasury Note		1.875%	02/28/2022	293,000	293,321
U.S. Treasury Note		1.875%	03/31/2022	178,000	178,097
U.S. Treasury Note		1.750%	05/31/2022	3,153,000	3,134,155
U.S. Treasury Note		2.000%	05/31/2024	1,103,000	1,093,823
U.S. Treasury Note	(f)	2.250%	11/15/2024	1,865,000	1,874,907
U.S. Treasury Note		2.000%	02/15/2025	81,000	79,870
U.S. Treasury Note		2.000%	11/15/2026	1,349,000	1,315,538
U.S. Treasury Note		2.250%	02/15/2027	2,136,000	2,126,488
U.S. Treasury Note		2.375%	05/15/2027	1,162,000	1,169,489
U.S. Treasury Note		2.250%	08/15/2046	1,993,000	1,757,888
U.S. Treasury Note		2.875%	11/15/2046	2,931,000	2,952,182
U.S. Treasury Note		3.000%	02/15/2047	898,000	927,956

Total U.S. Treasury Obligations (Cost $21,346,868)					$21,452,926

U.S. Government Agency Mortgage-Backed Securities – 6.8%		Rate	Maturity	Face Amount	Value
Fannie Mae Pool		4.000%	09/01/2029	$198,379	$210,359
Fannie Mae Pool		3.500%	05/01/2033	314,042	326,625
Fannie Mae Pool		4.000%	04/01/2034	19,040	20,200
Fannie Mae Pool		5.500%	04/01/2040	191,442	212,808
Fannie Mae Pool		4.500%	01/01/2041	82,072	89,633
Fannie Mae Pool		5.500%	05/01/2041	4,897	5,452
Fannie Mae Pool		5.500%	06/01/2041	27,403	30,846
Fannie Mae Pool		5.500%	07/01/2041	26,658	29,605
Fannie Mae Pool		4.500%	11/01/2041	241,976	264,170
Fannie Mae Pool		5.500%	02/01/2042	110,994	123,504
Fannie Mae Pool		4.000%	06/01/2042	13,265	14,063
Fannie Mae Pool		4.000%	07/01/2042	93,618	99,231
Fannie Mae Pool		4.500%	08/01/2042	376,534	410,372
Fannie Mae Pool		4.000%	08/01/2042	5,782	6,128
Fannie Mae Pool		4.000%	09/01/2042	7,153	7,581
Fannie Mae Pool		4.500%	11/01/2042	28,801	31,260
Fannie Mae Pool		3.500%	01/01/2043	33,512	34,576
Fannie Mae Pool		3.500%	02/01/2043	53,220	54,916
Fannie Mae Pool		3.500%	02/01/2043	35,310	36,435
Fannie Mae Pool		4.500%	03/01/2043	170,688	186,051
Fannie Mae Pool		4.000%	08/01/2043	19,487	20,658
Fannie Mae Pool		3.500%	04/01/2044	5,603	5,792
Fannie Mae Pool		5.500%	05/01/2044	77,707	86,478

110	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool	4.000%	06/01/2044	$147,350	$156,197
Fannie Mae Pool	5.000%	07/01/2044	201,514	225,117
Fannie Mae Pool	4.000%	07/01/2044	41,358	44,159
Fannie Mae Pool	4.500%	08/01/2044	60,803	66,635
Fannie Mae Pool	4.000%	08/01/2044	26,358	28,144
Fannie Mae Pool	4.500%	10/01/2044	38,488	42,061
Fannie Mae Pool	4.500%	10/01/2044	1,057,188	1,158,539
Fannie Mae Pool	4.500%	10/01/2044	46,233	50,659
Fannie Mae Pool	3.500%	02/01/2045	44,582	46,006
Fannie Mae Pool	4.500%	03/01/2045	66,129	72,275
Fannie Mae Pool	4.500%	05/01/2045	117,540	128,783
Fannie Mae Pool	4.500%	05/01/2045	137,804	150,987
Fannie Mae Pool	4.000%	05/01/2045	62,574	66,833
Fannie Mae Pool	4.500%	06/01/2045	150,636	164,089
Fannie Mae Pool	4.500%	09/01/2045	819,071	895,276
Fannie Mae Pool	4.000%	10/01/2045	435,978	462,999
Fannie Mae Pool	4.500%	10/01/2045	312,514	340,935
Fannie Mae Pool	4.000%	12/01/2045	78,593	83,934
Fannie Mae Pool	4.000%	01/01/2046	88,065	93,814
Fannie Mae Pool	3.500%	01/01/2046	212,817	220,002
Fannie Mae Pool	3.500%	01/01/2046	212,157	219,329
Fannie Mae Pool	4.500%	02/01/2046	163,439	179,082
Fannie Mae Pool	4.500%	02/01/2046	68,925	75,346
Fannie Mae Pool	4.000%	04/01/2046	116,572	124,125
Fannie Mae Pool	4.500%	04/01/2046	109,003	119,971
Fannie Mae Pool	4.000%	05/01/2046	137,234	146,200
Fannie Mae Pool	4.000%	06/01/2046	96,414	102,713
Fannie Mae Pool	4.500%	07/01/2046	479,190	525,086
Fannie Mae Pool	4.500%	07/01/2046	87,070	95,188
Fannie Mae Pool	3.500%	07/01/2046	249,004	257,130
Fannie Mae Pool	4.500%	07/01/2046	176,288	191,118
Fannie Mae Pool	3.500%	07/01/2046	250,208	258,371
Fannie Mae Pool	3.500%	08/01/2046	735,179	756,819
Fannie Mae Pool	4.000%	08/01/2046	12,472	13,240
Fannie Mae Pool	4.000%	08/01/2046	12,844	13,642
Fannie Mae Pool	4.000%	08/01/2046	10,955	11,636
Fannie Mae Pool	4.000%	08/01/2046	8,821	9,369
Fannie Mae Pool	4.500%	09/01/2046	111,170	121,847
Fannie Mae Pool	4.000%	10/01/2046	104,987	111,422
Fannie Mae Pool	4.500%	11/01/2046	149,867	163,056
Fannie Mae Pool	4.500%	11/01/2046	26,035	28,471
Fannie Mae Pool	4.500%	12/01/2046	97,308	105,161
Fannie Mae Pool	4.000%	01/01/2047	67,291	72,016
Fannie Mae Pool	4.500%	02/01/2047	499,553	541,580
Fannie Mae Pool	4.000%	02/01/2047	154,767	165,024
Fannie Mae Pool	4.000%	03/01/2047	16,708	17,750
Fannie Mae Pool	4.000%	03/01/2047	4,498	4,777
Fannie Mae Pool	4.000%	03/01/2047	4,471	4,751
Fannie Mae Pool	4.000%	03/01/2047	9,541	10,127
Fannie Mae Pool	4.000%	04/01/2047	77,745	83,092
Fannie Mae Pool	4.000%	04/01/2047	17,552	18,649
Fannie Mae Pool	4.000%	04/01/2047	21,768	23,105
Fannie Mae Pool	4.000%	04/01/2047	16,285	17,285
Fannie Mae Pool	4.000%	04/01/2047	15,442	16,391
Fannie Mae Pool	4.000%	04/01/2047	17,242	18,301
Fannie Mae Pool	4.500%	04/01/2047	411,309	449,786
Fannie Mae Pool	4.000%	05/01/2047	18,336	19,482
Fannie Mae Pool	4.000%	05/01/2047	14,333	15,229
Fannie Mae Pool	4.000%	05/01/2047	23,205	24,631
Fannie Mae Pool	4.500%	05/01/2047	30,607	33,353
Fannie Mae Pool	4.500%	05/01/2047	25,206	27,429
Fannie Mae Pool	4.500%	05/01/2047	24,727	26,923
Fannie Mae Pool	4.500%	05/01/2047	18,715	20,394
Fannie Mae Pool	4.500%	05/01/2047	15,164	16,501
Fannie Mae Pool	4.500%	05/01/2047	17,329	18,868
Fannie Mae Pool	4.500%	05/01/2047	16,554	18,004
Fannie Mae Pool	4.500%	05/01/2047	15,965	17,363
Fannie Mae Pool	4.000%	05/01/2047	5,999	6,371
Fannie Mae Pool	4.500%	05/01/2047	8,501	9,240
Fannie Mae Pool	4.500%	05/01/2047	5,584	6,085

111	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool	4.500%	05/01/2047	$6,157	$6,710
Fannie Mae Pool	3.500%	06/01/2047	12,017	12,397
Fannie Mae Pool	4.000%	06/01/2047	69,387	73,649
Fannie Mae Pool	4.000%	06/01/2047	26,084	27,763
Fannie Mae Pool	4.000%	06/01/2047	37,773	40,058
Fannie Mae Pool	4.000%	06/01/2047	33,141	35,212
Fannie Mae Pool	4.500%	06/01/2047	10,697	11,657
Fannie Mae Pool	4.000%	06/01/2047	11,858	12,604
Fannie Mae Pool	4.000%	06/01/2047	34,105	36,221
Fannie Mae Pool	4.500%	06/01/2047	16,236	17,493
Fannie Mae Pool	3.500%	05/01/2056	388,408	399,251
Freddie Mac Gold Pool	3.500%	07/01/2029	69,214	72,224
Freddie Mac Gold Pool	3.500%	09/01/2029	330,207	344,589
Freddie Mac Gold Pool	8.000%	04/01/2032	20,587	25,228
Freddie Mac Gold Pool	5.500%	08/01/2041	105,856	120,898
Freddie Mac Gold Pool	5.500%	08/01/2041	285,931	322,880
Freddie Mac Gold Pool	5.000%	03/01/2042	201,154	222,754
Freddie Mac Gold Pool	3.500%	02/01/2044	16,307	16,807
Freddie Mac Gold Pool	4.500%	05/01/2044	151,751	164,339
Freddie Mac Gold Pool	5.000%	07/01/2044	499,305	550,944
Freddie Mac Gold Pool	4.000%	08/01/2044	69,505	74,113
Freddie Mac Gold Pool	4.500%	06/01/2045	97,863	107,166
Freddie Mac Gold Pool	4.500%	10/01/2045	920,871	1,005,727
Freddie Mac Gold Pool	4.500%	02/01/2046	848,331	928,930
Freddie Mac Gold Pool	4.500%	02/01/2046	77,419	84,557
Freddie Mac Gold Pool	4.500%	05/01/2046	707,474	774,693
Freddie Mac Gold Pool	4.500%	06/01/2046	251,296	271,679
Freddie Mac Gold Pool	3.500%	07/01/2046	496,739	514,198
Ginnie Mae I Pool	7.500%	08/15/2033	41,534	48,511
Ginnie Mae I Pool	5.000%	01/15/2040	179,650	196,564
Ginnie Mae I Pool	5.000%	05/15/2040	113,573	126,221
Ginnie Mae I Pool	4.500%	05/15/2041	72,303	81,065
Ginnie Mae I Pool	4.500%	05/15/2044	21,501	23,571
Ginnie Mae I Pool	5.000%	06/15/2044	57,018	63,457
Ginnie Mae I Pool	5.000%	06/15/2044	31,657	35,251
Ginnie Mae I Pool	5.000%	07/15/2044	24,998	27,786
Ginnie Mae I Pool	4.000%	01/15/2045	341,052	361,277
Ginnie Mae I Pool	4.000%	03/15/2045	918,713	974,159
Ginnie Mae I Pool	4.000%	04/15/2045	141,341	152,071
Ginnie Mae I Pool	4.000%	07/15/2046	215,610	230,436
Ginnie Mae I Pool	4.500%	08/15/2046	551,574	604,504
Ginnie Mae II Pool	5.000%	12/20/2044	307,475	344,854
Ginnie Mae II Pool	5.000%	09/20/2045	72,362	81,378
Ginnie Mae II Pool	4.000%	10/20/2045	215,120	229,788

Total U.S. Government Agency Mortgage-Backed Securities (Cost $22,229,403)				$21,990,650

Purchased Options – 6.0%	Expiration	Exercise Price	Contracts (d)	Value
S&P 500 Index Call Option	December 2018	$2,200.00	41	$1,296,830
S&P 500 Index Call Option	December 2018	$2,250.00	10	276,200
S&P 500 Index Call Option	December 2018	$2,300.00	20	484,600
S&P 500 Index Call Option	December 2018	$2,350.00	5	105,100
S&P 500 Index Call Option	December 2019	$2,300.00	38	1,151,780
S&P 500 Index Call Option	December 2019	$2,350.00	92	2,518,040
S&P 500 Index Call Option	December 2019	$2,400.00	65	1,635,400
S&P 500 Index Put Option	December 2018	$2,200.00	41	420,455
S&P 500 Index Put Option	December 2018	$2,250.00	10	115,800
S&P 500 Index Put Option	December 2018	$2,300.00	20	261,000
S&P 500 Index Put Option	December 2018	$2,350.00	5	73,500
S&P 500 Index Put Option	December 2019	$2,300.00	38	733,780
S&P 500 Index Put Option	December 2019	$2,350.00	92	1,944,880
S&P 500 Index Put Option	December 2019	$2,400.00	65	1,497,600
SPDR S&P 500 ETF Trust Call Option	December 2018	$210.00	400	1,564,000
SPDR S&P 500 ETF Trust Call Option	December 2018	$215.00	187	650,760
SPDR S&P 500 ETF Trust Call Option	December 2018	$220.00	120	372,840
SPDR S&P 500 ETF Trust Call Option	December 2018	$225.00	222	610,278
SPDR S&P 500 ETF Trust Call Option	December 2018	$230.00	239	575,512
SPDR S&P 500 ETF Trust Call Option	December 2018	$235.00	28	58,324
SPDR S&P 500 ETF Trust Call Option	December 2018	$240.00	50	88,750
SPDR S&P 500 ETF Trust Call Option	December 2019	$230.00	101	303,505

112	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2017 (Unaudited)

Purchased Options (Continued)		Expiration	Exercise Price	Contracts (d)	Value
SPDR S&P 500 ETF Trust Call Option		December 2019	$235.00	115	$305,670
SPDR S&P 500 ETF Trust Call Option		December 2019	$240.00	109	259,420
SPDR S&P 500 ETF Trust Put Option		December 2018	$210.00	400	330,800
SPDR S&P 500 ETF Trust Put Option		December 2018	$215.00	187	174,284
SPDR S&P 500 ETF Trust Put Option		December 2018	$220.00	120	126,480
SPDR S&P 500 ETF Trust Put Option		December 2018	$225.00	222	265,734
SPDR S&P 500 ETF Trust Put Option		December 2018	$230.00	239	318,109
SPDR S&P 500 ETF Trust Put Option		December 2018	$235.00	28	42,504
SPDR S&P 500 ETF Trust Put Option		December 2018	$240.00	50	85,050
SPDR S&P 500 ETF Trust Put Option		December 2019	$230.00	101	198,566
SPDR S&P 500 ETF Trust Put Option		December 2019	$235.00	115	248,285
SPDR S&P 500 ETF Trust Put Option		December 2019	$240.00	109	255,169

Total Purchased Options (Cost $20,264,789)					$19,349,005

Money Market Funds – 13.4%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				34,977,906	$34,981,404
State Street Institutional U.S. Government Money Market Fund Institutional Class				8,337,682	8,337,682

Total Money Market Funds (Cost $43,319,086)					$43,319,086

Total Investments – 99.9% (Cost $301,094,115)	(e)				$322,715,949
Other Assets in Excess of Liabilities – 0.1%	(f)				411,931

Net Assets – 100.0%					$323,127,880

Percentages are stated as a percent of net assets.

Abbreviations:

QL: Quarterly U.S. LIBOR Rate, 1.299% on 6/30/2017

DR: Depository Receipt

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2017, the value of these securities totaled $13,356,868, or 4.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated are those in effect at June 30, 2017.

(d)	100 shares per contract.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(f)	Security is fully or partially pledged, in addition to $741,628 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at June 30, 2017. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2017 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-mini S&P 500 Index – Long	256	September 15, 2017	$31,062,954	$30,987,520	$(75,434)
10-Year U.S. Treasury Note – Long	1,400	September 20, 2017	176,087,349	175,743,751	(343,598)
U.S. Treasury Long Bond – Long	28	September 20, 2017	4,266,579	4,303,250	36,671

			$211,416,882	$211,034,521	$(382,361)

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.	ON Conservative Model Portfolio

Objective/Strategy

The Portfolio is a fund of funds that seeks current income and preservation of capital. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

Performance as of June 30, 2017

Average Annual returns
Since inception (3/1/17)	2.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is estimated to be 1.00% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to June 30, 2017, the ON Conservative Model Portfolio returned 2.30% versus 2.07% for its benchmark, the Morningstar® Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. Long-term interest rates declined modestly, while the Federal Reserve increased short term interest rates slightly. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the period. In this environment, corporate bonds and high yield bonds generally outperformed other sectors of the bond market.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the Portfolio’s allocation to large cap domestic equity and international equity funds aided performance during the period. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield and core plus funds outperformed inflation protected and short duration funds, which detracted from performance relative to the benchmark.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Lazard International Equity Class R6, the Templeton Foreign Class R6, and the Strategic Value Portfolio. The top three funds that detracted from performance versus the benchmark were the PIMCO Real Return Institutional, the PIMCO Low Duration Institutional, and the PIMCO Total Return Institutional.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively.

114	(continued)

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Western Asset Core Plus Bond IS	24.0
2. PIMCO Total Return Institutional	19.0
3. PIMCO Real Return Institutional	17.0
4. PIMCO Low Duration Institutional	9.0
5. Ohio National Fund, Inc. – Balanced Portfolio	7.0
6. Ohio National Fund, Inc. – High Income Bond Portfolio	7.0
7. Ohio National Fund, Inc. – Strategic Value Portfolio	7.0
8. Ohio National Fund, Inc. – S&P 500® Index Portfolio	6.0
9. Lazard International Equity Class R6	2.0
10. Templeton Foreign Class R6	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

115

Ohio National Fund, Inc.	ON Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2017 (Unaudited)

Open-End Mutual Funds – 69.1%		Shares	Value
PIMCO Low Duration Institutional		966,825	$9,523,226
PIMCO Real Return Institutional		1,647,479	18,023,425
PIMCO Total Return Institutional		1,966,859	20,120,970
Western Asset Core Plus Bond IS		2,158,564	25,427,885

Total Open-End Mutual Funds			$73,095,506

Total Investments in Securities of Unaffiliated Issuers – 69.1% (Cost $72,344,073)	(a)		$73,095,506
Total Investments in Affiliates – 30.9% (Cost $31,821,499) (see schedule below)	(a)		32,752,812
Liabilities in Excess of Other Assets – 0.0%			(24,984)

Net Assets – 100.0%			$105,823,334

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2017 (Unaudited)

Affiliate			Value at March 1, 2017 (Inception)	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2017	Value at June 30, 2017

Open-End Mutual Funds – 30.9%
Lazard International Equity Class R6	(b	)	$—	$2,203,056	$262,222	$11,687	$160,564	$—	$—	116,423	$2,113,085
Ohio National Fund, Inc. – Balanced Portfolio	(a	)(b)	—	7,780,213	529,651	3,970	141,264	—	—	349,848	7,395,796
Ohio National Fund, Inc. – High Income Bond Portfolio	(a	)(b)	—	7,702,440	443,477	2,129	134,704	—	—	389,048	7,395,796
Ohio National Fund, Inc. – Strategic Value Portfolio	(a	)(b)	—	7,761,050	626,945	13,433	248,258	—	—	437,880	7,395,796
Ohio National Fund, Inc. – S&P 500® Index Portfolio	(a	)(b)	—	6,703,283	505,063	4,020	137,014	—	—	238,857	6,339,254
Templeton Foreign Class R6	(b	)	—	2,227,414	231,197	7,359	109,509	—	—	276,220	2,113,085

Total Open-End Mutual Funds						$42,598	$931,313	$—	$—		$32,752,812

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person,” as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio

Objective/Strategy

The Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

Performance as of June 30, 2017

Average Annual returns
Since inception (3/1/17)	2.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is estimated to be 1.02% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to June 30, 2017, the ON Moderately Conservative Model Portfolio returned 2.60% versus 2.42% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. Long-term interest rates declined modestly, while the Federal Reserve increased short term interest rates slightly. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the period. In this environment, corporate bonds and high yield bonds generally outperformed other sectors of the bond market.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised mostly of fixed income funds, but also equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the Portfolio’s allocation to large cap domestic equity, as well as international equity funds aided performance during the period. The Portfolio’s investment in real estate funds detracted from performance. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield and core plus funds outperformed inflation protected and short duration funds, which detracted from performance relative to the benchmark.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Lazard International Equity Class R6, the Templeton Foreign Class R6, and the Bristol Growth Portfolio. The top three funds that detracted from performance versus the benchmark were the PIMCO Real Return Institutional, the PIMCO Low Duration Institutional, and the Fidelity Advisor® Mid Cap II Class I.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively.

117	(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Western Asset Core Plus Bond IS	19.0
2. PIMCO Total Return Institutional	15.0
3. PIMCO Real Return Institutional	11.0
4. Ohio National Fund, Inc. – Strategic Value Portfolio	8.0
5. Ohio National Fund, Inc. – Balanced Portfolio	7.0
6. Ohio National Fund, Inc. – Equity Portfolio	7.0
7. PIMCO Low Duration Institutional	6.0
8. Lazard International Equity Class R6	6.0
9. Ohio National Fund, Inc. – High Income Bond Portfolio	6.0
10. Ohio National Fund, Inc. – S&P 500® Index Portfolio	5.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

118

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2017 (Unaudited)

Open-End Mutual Funds – 51.1%		Shares	Value
PIMCO Low Duration Institutional		2,052,788	$20,219,964
PIMCO Real Return Institutional		3,395,066	37,142,018
PIMCO Total Return Institutional		4,945,351	50,590,945
Western Asset Core Plus Bond IS		5,442,438	64,111,915

Total Open-End Mutual Funds			$172,064,842

Total Investments in Securities of Unaffiliated Issuers – 51.1% (Cost $170,051,672)	(a)		$172,064,842
Total Investments in Affiliates – 48.9% (Cost $159,787,309) (see schedule below)	(a)		164,881,709
Liabilities in Excess of Other Assets – 0.0%			(87,506)

Net Assets – 100.0%			$336,859,045

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2017 (Unaudited)

Affiliate			Value at March 1, 2017 (Inception)	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2017	Value at June 30, 2017

Open-End Mutual Funds – 48.9%
Fidelity Advisor® Mid Cap II Class I	(b	)	$—	$6,880,090	$327,571	$4,790	$172,557	$—	$—	324,019	$6,729,866
Fidelity Advisor® Real Estate I	(b	)	—	7,247,241	553,408	2,047	33,986	12,472	—	292,222	6,729,866
Lazard International Equity Class R6	(b	)	—	20,512,313	1,997,218	107,172	1,567,330	—	—	1,112,374	20,189,597
Ohio National Fund, Inc. – Equity Portfolio	(a	)(b)	—	24,335,643	968,278	(311)	187,476	—	—	611,488	23,554,530
Ohio National Fund, Inc. – Bristol Growth Portfolio	(a	)(b)	—	6,856,179	459,804	15,614	317,877	—	—	317,147	6,729,866
Ohio National Fund, Inc. – Balanced Portfolio	(a	)(b)	—	23,853,663	762,442	7,984	455,325	—	—	1,114,216	23,554,530
Ohio National Fund, Inc. – High Income Bond Portfolio	(a	)(b)	—	20,517,825	705,763	5,630	371,905	—	—	1,062,051	20,189,597
Ohio National Fund, Inc. – Strategic Value Portfolio	(a	)(b)	—	27,639,413	1,676,454	45,834	910,669	—	—	1,593,811	26,919,462
Ohio National Fund, Inc. – S&P 500® Index Portfolio	(a	)(b)	—	17,160,651	707,358	9,901	361,470	—	—	633,936	16,824,664
Templeton Foreign Class R6	(b	)	—	13,723,875	1,017,503	37,554	715,805	—	—	1,759,442	13,459,731

Total Open-End Mutual Funds						$236,215	$5,094,400	$12,472	$—		$164,881,709

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person,” as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.	ON Balanced Model Portfolio

Objective/Strategy

The Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

Performance as of June 30, 2017

Average Annual returns
Since inception (3/1/17)	2.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is estimated to be 1.09% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to June 30, 2017, the ON Balanced Model Portfolio returned 2.70% versus 2.69% for its benchmark, the Morningstar® Moderate Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. Long-term interest rates declined modestly, while the Federal Reserve increased short term interest rates slightly. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the period. In this environment, corporate bonds and high yield bonds generally outperformed other sectors of the bond market.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised of fixed income funds and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the Portfolio’s allocation to large cap and small cap domestic equity, as well as international equity funds aided performance during the period. The Portfolio’s allocation to capital appreciation funds detracted from performance. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield and core plus funds outperformed inflation protected and short duration funds, which detracted from performance relative to the benchmark.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Lazard International Equity Class R6, the Bristol Portfolio and the ClearBridge Small Cap Portfolio. The top three funds that detracted from performance versus the benchmark were the PIMCO Real Return Institutional, the Capital Appreciation Portfolio, and the PIMCO Low Duration Institutional.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively.

120	(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. PIMCO Total Return Institutional	12.0
2. Lazard International Equity Class R6	9.0
3. Ohio National Fund, Inc. – Balanced Portfolio	9.0
4. PIMCO Real Return Institutional	8.0
5. Ohio National Fund, Inc. – Strategic Value Portfolio	8.0
6. Templeton Foreign Class R6	7.0
7. Western Asset Core Plus Bond IS	6.0
8. Ohio National Fund, Inc. – Equity Portfolio	6.0
9. PIMCO Low Duration Institutional	5.0
10. Ohio National Fund, Inc. – High Income Bond Portfolio	5.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

121

Ohio National Fund, Inc.	ON Balanced Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2017 (Unaudited)

Open-End Mutual Funds – 34.1%		Shares	Value
Lazard Emerging Markets Equity Class R6		2,588,111	$46,586,007
PIMCO Low Duration Institutional		7,894,388	77,759,718
PIMCO Real Return Institutional		11,394,623	124,657,173
PIMCO Total Return Institutional		18,257,545	186,774,690
Western Asset Core Plus Bond IS		7,931,327	93,431,033

Total Open-End Mutual Funds			$529,208,621

Total Investments in Securities of Unaffiliated Issuers – 34.1% (Cost $520,071,878)	(a)		$529,208,621
Total Investments in Affiliates – 65.9% (Cost $986,269,501) (see schedule below)	(a)		1,024,892,154
Liabilities in Excess of Other Assets – 0.0%			(344,796)

Net Assets – 100.0%			$1,553,755,979

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2017 (Unaudited)

Affiliate			Value at March 1, 2017 (Inception)	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2017	Value at June 30, 2017

Open-End Mutual Funds – 65.9%
Fidelity Advisor® Mid Cap II Class I	(b	)	$—	$47,492,784	$2,632,042	$64,087	$1,661,178	$—	$—	2,242,947	$46,586,007
Fidelity Advisor® Real Estate Class I	(b	)	—	32,740,892	3,185,010	137,381	1,364,075	57,631	—	1,348,560	31,057,338
Goldman Sachs Large Cap Value Institutional	(b	)	—	63,166,817	31,624,374	(771,849)	286,744	—	—	1,752,671	31,057,338
Lazard International Equity Class R6	(b	)	—	140,902,642	13,374,705	808,926	11,421,158	—	—	7,700,166	139,758,021
Ohio National Fund, Inc. – Equity Portfolio	(a	)(b)	—	95,983,515	4,142,007	12,550	1,317,956	—	—	2,418,796	93,172,014
Ohio National Fund, Inc. – Capital Appreciation Portfolio	(a	)(b)	—	47,869,845	1,444,452	6,245	154,369	—	—	1,174,338	46,586,007
Ohio National Fund, Inc. – Balanced Portfolio	(a	)(b)	—	140,843,773	4,320,584	63,637	3,171,195	—	—	6,611,070	139,758,021
Ohio National Fund, Inc. – Bristol Portfolio	(a	)(b)	—	47,603,012	2,855,452	77,293	1,761,154	—	—	1,745,448	46,586,007
Ohio National Fund, Inc. – ClearBridge Small Cap Portfolio	(a	)(b)	—	63,950,934	5,023,010	161,416	3,025,336	—	—	1,138,465	62,114,676
Ohio National Fund, Inc. – High Income Bond Portfolio	(a	)(b)	—	77,923,125	2,830,058	58,829	2,491,449	—	—	4,084,342	77,643,345
Ohio National Fund, Inc. – Strategic Value Portfolio	(a	)(b)	—	125,029,372	5,032,289	189,976	4,042,293	—	—	7,355,201	124,229,352
Ohio National Fund, Inc. – S&P 500® Index Portfolio	(a	)(b)	—	79,413,999	3,831,552	69,241	1,991,657	—	—	2,925,522	77,643,345
Templeton Foreign Class R6	(b	)	—	109,773,929	7,335,758	328,423	5,934,089	—	—	14,209,240	108,700,683

Total Open-End Mutual Funds						$1,206,155	$38,622,653	$57,631	$—		$1,024,892,154

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person,” as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio

Objective/Strategy

The Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

Performance as of June 30, 2017

Average Annual returns
Since inception (3/1/17)	3.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is estimated to be 1.14% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to June 30, 2017, the ON Moderate Growth Model Portfolio returned 3.50% versus 3.23% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. Long-term interest rates declined modestly, while the Federal Reserve increased short term interest rates slightly. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the period. In this environment, corporate bonds and high yield bonds generally outperformed other sectors of the bond market.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised mostly of equity funds, but also of fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the Portfolio’s allocation to large cap and small cap domestic equity, as well as international equity funds aided performance during the period. The Portfolio’s allocation to large cap value funds and real estate funds detracted from performance. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield and core plus funds outperformed inflation protected funds, which detracted from performance relative to the benchmark.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Small Cap Growth Portfolio, the Lazard International Equity Class R6, and the Bristol Growth Portfolio. The top three funds that detracted from performance versus the benchmark were the PIMCO Real Return Institutional, the Goldman Sachs Large Cap Value Institutional, and the Fidelity Advisor® Real Estate Class I.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively.

123	(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

% of Net Assets
1. Western Asset Core Plus Bond IS	12.0
2. Lazard International Equity Class R6	11.0
3. Ohio National Fund, Inc. – Strategic Value Portfolio	10.0
4. Templeton Foreign Class R6	10.0
5. Ohio National Fund, Inc. – Balanced Portfolio	8.0
6. Ohio National Fund, Inc. – Equity Portfolio	8.0
7. Ohio National Fund, Inc. – S&P 500® Index Portfolio	7.0
8. Fidelity Advisor® Mid Cap II Class I	4.0
9. Lazard Emerging Markets Equity Class R6	4.0
10. Ohio National Fund, Inc. – Small Cap Growth Portfolio	4.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

124

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2017 (Unaudited)

Open-End Mutual Funds – 19.0%		Shares	Value
Lazard Emerging Markets Equity Class R6		5,733,839	$103,209,103
PIMCO Real Return Institutional		7,099,725	77,670,988
Western Asset Core Plus Bond IS		26,356,874	310,483,972

Total Open-End Mutual Funds			$491,364,063

Total Investments in Securities of Unaffiliated Issuers – 19.0% (Cost $482,810,673)	(a)		$491,364,063
Total Investments in Affiliates – 81.0% (Cost $2,023,958,172) (see schedule below)	(a)		2,089,984,335
Liabilities in Excess of Other Assets – 0.0%			(513,736)

Net Assets – 100.0%			$2,580,834,662

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2017 (Unaudited)

Affiliate			Value at March 1, 2017 (Inception)	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2017	Value at June 30, 2017

Open-End Mutual Funds – 81.0%
Fidelity Advisor® Mid Cap II Class I	(b	)	$—	$104,918,139	$4,682,518	$76,400	$2,897,082	$—	$—	4,969,143	$103,209,103
Fidelity Advisor® Real Estate Class I	(b	)	—	53,724,256	3,400,964	69,859	1,211,401	95,335	—	2,240,753	51,604,552
Goldman Sachs Large Cap Value Institutional	(b	)	—	129,882,696	51,779,482	(1,313,358)	616,971	—	—	4,368,331	77,406,827
Lazard International Equity Class R6	(b	)	—	286,582,226	20,875,761	880,083	17,238,485	—	—	15,637,743	283,825,033
Ohio National Fund, Inc. – Equity Portfolio	(a	)(b)	—	210,258,849	6,570,896	39,618	2,690,635	—	—	5,358,728	206,418,206
Ohio National Fund, Inc. – Bristol Growth Portfolio	(a	)(b)	—	78,427,063	4,607,191	139,787	3,447,168	—	—	3,647,824	77,406,827
Ohio National Fund, Inc. – Balanced Portfolio	(a	)(b)	—	207,142,550	4,962,806	40,793	4,197,669	—	—	9,764,343	206,418,206
Ohio National Fund, Inc. – Bryton Growth Portfolio	(a	)(b)	—	53,006,521	3,924,622	111,258	2,411,394	—	—	2,276,337	51,604,551
Ohio National Fund, Inc. – Bristol Portfolio	(a	)(b)	—	78,612,292	3,861,512	73,188	2,582,859	—	—	2,900,218	77,406,827
Ohio National Fund, Inc. – ClearBridge Small Cap Portfolio	(a	)(b)	—	79,819,709	4,547,595	56,951	2,077,762	—	—	1,418,747	77,406,827
Ohio National Fund, Inc. – High Income Bond Portfolio	(a	)(b)	—	77,673,879	2,577,020	30,436	2,279,532	—	—	4,071,900	77,406,827
Ohio National Fund, Inc. – Strategic Value Portfolio	(a	)(b)	—	258,867,412	7,733,814	178,792	6,710,368	—	—	15,276,658	258,022,758
Ohio National Fund, Inc. – S&P 500® Index Portfolio	(a	)(b)	—	182,945,972	6,577,600	85,005	4,162,553	—	—	6,805,423	180,615,930
Ohio National Fund, Inc. – Small Cap Growth Portfolio	(a	)(b)	—	104,495,372	7,396,669	267,383	5,843,017	—	—	3,418,652	103,209,103
Templeton Foreign Class R6	(b	)	—	262,513,958	12,502,474	352,007	7,659,267	—	—	33,728,465	258,022,758

Total Open-End Mutual Funds						$1,088,202	$66,026,163	$95,335	$—		$2,089,984,335

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person,” as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.	ON Growth Model Portfolio

Objective/Strategy

The Portfolio is a fund of funds that seeks growth of capital and some current income. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

Performance as of June 30, 2017

Average Annual returns
Since inception	3.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is estimated to be 1.21% per the Fund’s prospectus dated March 1, 2017. Additional information pertaining to the Fund’s expense ratio as of June 30, 2017 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the period from March 1, 2017 (inception) to June 30, 2017, the ON Growth Model Portfolio returned 3.60% versus 3.51% for its benchmark, the Morningstar® Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2017, the equity markets provided strong positive returns, both domestically and internationally. Large cap stocks generally outperformed mid cap and small cap stocks, and foreign stocks generally outperformed domestic stocks. Finally, growth stocks generally outperformed value stocks during the period.

Fixed income markets also provided positive returns for the period. Long-term interest rates declined modestly, while the Federal Reserve increased short term interest rates slightly. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the period. In this environment, corporate bonds and high yield bonds generally outperformed other sectors of the bond market.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in mutual funds, comprised mostly of equity funds, but also of fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the Portfolio’s allocation to large cap and small cap domestic equity, as well as international equity funds aided performance during the period. The Portfolio’s allocation to large cap value funds and capital appreciation funds detracted from performance. Fixed income funds generally underperformed equity funds during the period. Within the fixed income asset class, high yield funds outperformed inflation protected funds, which detracted from performance relative to the benchmark.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Small Cap Growth Portfolio, the Lazard International Equity Class R6, and the Bristol Growth Portfolio. The top three funds that detracted from performance versus the benchmark were the PIMCO Real Return Institutional, the Capital Appreciation Portfolio, and the Goldman Sachs Large Cap Value Institutional.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2017.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively.

126	(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Continued)

Portfolio Composition as of June 30, 2017 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2017 (1) (2) (3)

		% of Net Assets
1.	Lazard International Equity Class R6	13.0
2.	Templeton Foreign Class R6	12.0
3.	Ohio National Fund, Inc. – Strategic Value Portfolio	11.0
4.	Ohio National Fund, Inc. – Equity Portfolio	8.0
5.	Ohio National Fund, Inc. – Balanced Portfolio	7.0
6.	Ohio National Fund, Inc. – S&P 500® Index Portfolio	7.0
7.	Lazard Emerging Markets Equity Class R6	5.0
8.	Ohio National Fund, Inc. – ClearBridge Small Cap Portfolio	5.0
9.	Ohio National Fund, Inc. – Small Cap Growth Portfolio	5.0
10.	Fidelity Advisor® Mid Cap II Class I	4.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

127

Ohio National Fund, Inc.	ON Growth Model Portfolio

Schedule of Investments	June 30, 2017 (Unaudited)

Open-End Mutual Funds – 7.0%		Shares	Value
Lazard Emerging Markets Equity Class R6		1,446,690	$26,040,428
PIMCO Real Return Institutional		955,372	10,451,771

Total Open-End Mutual Funds			$36,492,199

Total Investments in Securities of Unaffiliated Issuers – 7.0% (Cost $35,700,864)	(a)		$36,492,199
Total Investments in Affiliates – 93.0% (Cost $467,278,230) (see schedule below)	(a)		484,351,956
Liabilities in Excess of Other Assets – 0.0%			(105,191)

Net Assets – 100.0%			$520,738,964

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2017 (Unaudited)

Affiliate			Value at March 1, 2017 (Inception)	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2017	Value at June 30, 2017

Open-End Mutual Funds – 93.0%
Fidelity Advisor® Mid Cap II Class I	(b	)	$—	$20,792,335	$508,085	$6,446	$541,646	$—	$—	1,003,002	$20,832,342
Fidelity Advisor® Real Estate Class I	(b	)	—	10,842,279	479,404	2,074	51,222	19,032	—	452,287	10,416,171
Goldman Sachs Large Cap Value Institutional	(b	)	—	26,052,738	10,188,057	(306,865)	66,441	—	—	881,730	15,624,257
Lazard International Equity Class R6	(b	)	—	67,317,390	5,070,378	263,745	5,194,355	—	—	3,730,309	67,705,112
Ohio National Fund, Inc. – Equity Portfolio	(a	)(b)	—	42,356,481	1,045,513	2,251	351,465	—	—	1,081,638	41,664,684
Ohio National Fund, Inc. – Capital Appreciation Portfolio	(a	)(b)	—	21,211,232	234,162	(2,026)	(142,702)	—	—	525,141	20,832,342
Ohio National Fund, Inc. – Bristol Growth Portfolio	(a	)(b)	—	15,513,712	647,960	21,607	736,898	—	—	736,299	15,624,257
Ohio National Fund, Inc. – Balanced Portfolio	(a	)(b)	—	36,194,764	442,583	1,813	702,605	—	—	1,724,532	36,456,599
Ohio National Fund, Inc. – Bryton Growth Portfolio	(a	)(b)	—	10,568,888	803,840	26,420	624,703	—	—	459,469	10,416,171
Ohio National Fund, Inc. – Bristol Portfolio	(a	)(b)	—	20,772,474	617,489	10,048	667,309	—	—	780,530	20,832,342
Ohio National Fund, Inc. – ClearBridge Small Cap Portfolio	(a	)(b)	—	26,512,377	1,153,532	10,572	671,011	—	—	477,281	26,040,428
Ohio National Fund, Inc. – High Income Bond Portfolio	(a	)(b)	—	15,664,018	327,737	1,380	286,596	—	—	821,897	15,624,257
Ohio National Fund, Inc. – Strategic Value Portfolio	(a	)(b)	—	57,120,431	1,576,847	46,475	1,698,882	—	—	3,391,885	57,288,941
Ohio National Fund, Inc. – S&P 500® Index Portfolio	(a	)(b)	—	36,445,132	783,472	9,031	785,908	—	—	1,373,647	36,456,599
Ohio National Fund, Inc. – Small Cap Growth Portfolio	(a	)(b)	—	25,844,092	1,449,358	51,792	1,593,902	—	—	862,551	26,040,428
Templeton Foreign Class R6	(b	)	—	62,870,408	3,785,166	168,299	3,243,485	—	—	8,169,546	62,497,026

Total Open-End Mutual Funds						$313,062	$17,073,726	$19,032	$—		$484,351,956

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person,” as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2017 (Unaudited)

					ON
				Capital	International		Aggressive	Small Cap	Mid Cap
	Equity	Bond	Omni	Appreciation	Equity	ON Foreign	Growth	Growth	Opportunity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$570,126,039	$162,913,849	$62,141,138	$190,308,121	$156,791,450	$79,118,173	$56,571,972	$249,684,472	$74,868,645
Cash	—	—	327,008	—	—	—	—	—	10,247
Foreign currencies, at value**	—	—	—	—	462,741	3,471	—	15,264	—
Receivable for securities sold	1,093,961	—	1,396,216	1,008,492	—	—	370,605	1,284,245	988,005
Receivable for fund shares sold	647,607	174,145	35,054	877,816	60,704	50,083	9,557	39,842	13,056
Dividends and accrued interest receivable	204,463	1,526,536	170,966	173,635	182,542	174,980	20,053	96,911	21,864
Foreign tax reclaim receivable	—	—	—	47,944	542,286	66,569	2,264	17,043	—
Prepaid expenses and other assets	6,706	1,811	1,744	2,293	1,687	793	596	2,687	824

Total assets	572,078,776	164,616,341	64,072,126	192,418,301	158,041,410	79,414,069	56,975,047	251,140,464	75,902,641

Liabilities:
Payable for securities purchased	—	—	1,585,872	2,444,649	730,128	853,929	298,652	1,483,470	943,074
Payable for fund shares redeemed	4,686,466	74,125	88,118	191,290	3,697,438	32,371	96,179	1,519,475	80,167
Payable for investment management services	354,207	75,813	30,781	121,379	108,448	44,737	37,944	159,728	52,873
Accrued custody expense	2,634	1,126	2,002	1,525	25,384	9,866	1,113	4,079	1,765
Accrued professional fees	5,904	5,519	5,420	5,543	5,514	5,436	5,415	5,597	5,433
Accrued accounting fees	12,530	6,972	4,484	4,964	8,048	5,548	2,079	6,414	2,600
Accrued printing and filing fees	6,193	1,799	681	2,056	1,713	847	634	2,711	819
Other fees payable	5,120	3,682	3,323	3,765	3,635	3,358	3,306	3,966	3,366
Withholding tax payable	—	—	—	—	28,325	14,032	—	127	—

Total liabilities	5,073,054	169,036	1,720,681	2,775,171	4,608,633	970,124	445,322	3,185,567	1,090,097

Net assets	$567,005,722	$164,447,305	$62,351,445	$189,643,130	$153,432,777	$78,443,945	$56,529,725	$247,954,897	$74,812,544

Net assets consist of:
Par value, $1 per share	$14,718,899	$9,588,271	$2,117,016	$4,780,008	$11,113,755	$2,470,320	$3,071,457	$8,213,958	$2,145,298
Paid in capital in excess of par value	449,133,804	148,494,443	49,866,949	147,822,779	192,354,909	61,295,326	35,248,400	178,196,235	55,370,341
Accumulated net realized gain (loss) on investments	28,201,062	(6,185,682)	3,848,247	9,557,810	(55,321,315)	12,809,924	6,368,362	9,369,723	4,767,747
Net unrealized appreciation (depreciation) on:
Investments	67,375,498	4,499,355	5,662,938	22,479,043	3,754,075	822,509	11,817,148	52,405,859	12,597,542
Foreign currency related transactions	—	—	—	(414)	2,022	348	(72)	405	—
Undistributed net investment income (loss)	7,576,459	8,050,918	856,295	5,003,904	1,529,331	1,045,518	24,430	(231,283)	(68,384)

Net assets	$567,005,722	$164,447,305	$62,351,445	$189,643,130	$153,432,777	$78,443,945	$56,529,725	$247,954,897	$74,812,544

*Investments in securities of unaffiliated issuers, at cost	$502,750,541	$158,414,494	$56,478,200	$167,829,078	$153,037,375	$78,295,664	$44,754,824	$197,278,613	$62,271,103

**Foreign currencies, at cost	$—	$—	$—	$—	$466,406	$3,709	$—	$15,100	$—

Shares outstanding	14,718,899	9,588,271	2,117,016	4,780,008	11,113,755	2,470,320	3,071,457	8,213,958	2,145,298

Authorized Fund shares allocated to Portfolio	35,000,000	30,000,000	15,000,000	25,000,000	90,000,000	32,000,000	24,000,000	30,000,000	21,000,000

Net asset value per share	$38.52	$17.15	$29.45	$39.67	$13.81	$31.75	$18.40	$30.19	$34.87

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2017 (Unaudited)

									S&P
	S&P 500®	Strategic	High Income	ClearBridge	Nasdaq-100®		Bryton		MidCap 400®
	Index	Value	Bond	Small Cap	Index	Bristol	Growth	Balanced	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$902,685,587	$581,384,687	$315,807,079	$289,161,665	$195,323,373	$216,803,104	$97,250,719	$1,012,296,934	$56,966,929
Cash	—	—	—	—	—	—	135,717	3,078,593	—
Cash subject to usage restrictions	105,865	—	—	—	154,157	—	—	—	105,627
Receivable for securities sold	—	—	606,362	—	—	5,535,771	3,129,698	539,606	3,635
Receivable for fund shares sold	669,671	4,817,939	88,275	27,187	116,821	30,271	17,559	354,342	21,812
Dividends and accrued interest receivable	899,255	3,292,999	4,891,401	221,623	64,852	211,857	21,487	4,440,696	59,054
Foreign tax reclaim receivable	—	389,919	918	—	—	—	—	—	14,137
Prepaid expenses and other assets	9,723	5,525	3,492	3,000	1,912	6,064	2,784	11,294	557

Total assets	904,370,101	589,891,069	321,397,527	289,413,475	195,661,115	222,587,067	100,557,964	1,020,721,465	57,171,751

Liabilities:
Cash overdraft	7,607	—	—	—	24,479	—	—	—	3,999
Payable for securities purchased	382,222	—	1,928,842	6,096,110	1,965,345	4,937,738	3,324,980	26,875,304	290,512
Payable for fund shares redeemed	604,875	168,047	651,007	2,839,248	492,263	917,807	1,111,717	1,914,409	28,954
Payable for investment management services	254,750	342,461	175,945	192,887	60,753	132,044	67,472	479,084	18,278
Accrued custody expense	8,125	7,670	2,303	1,812	4,182	2,397	2,943	5,643	11,092
Accrued professional fees	6,236	5,920	5,669	5,628	5,551	5,564	5,452	6,322	5,413
Accrued accounting fees	20,817	11,195	16,779	6,743	4,883	5,176	2,891	22,431	3,358
Accrued printing and filing fees	9,877	6,448	3,463	3,011	2,148	2,374	1,047	10,811	612
Other fees payable	6,211	4,836	4,219	4,054	3,754	3,807	3,408	6,533	3,277
Withholding tax payable	—	45,190	—	2,317	—	—	—	—	—

Total liabilities	1,300,720	591,767	2,788,227	9,151,810	2,563,358	6,006,907	4,519,910	29,320,537	365,495

Net assets	$903,069,381	$589,299,302	$318,609,300	$280,261,665	$193,097,757	$216,580,160	$96,038,054	$991,400,928	$56,806,256

Net assets consist of:
Par value, $1 per share	$34,022,940	$34,893,023	$16,763,854	$5,136,769	$13,163,070	$8,114,888	$4,236,463	$46,899,547	$3,553,763
Paid in capital in excess of par value	603,487,244	458,351,765	279,472,789	218,990,286	90,206,142	158,797,415	90,224,810	844,750,792	50,386,739
Accumulated net realized gain (loss) on investments	17,669,363	41,036,073	(5,208,596)	21,121,094	8,021,192	25,020,006	(5,909,297)	13,141,437	719,847
Net unrealized appreciation (depreciation) on:
Investments	231,336,212	32,217,412	6,770,914	33,606,111	79,827,569	23,154,524	7,766,097	59,502,208	1,370,240
Futures contracts	(12,103)	—	—	—	(24,515)	—	—	—	(3,966)
Foreign currency related transactions	—	23,921	—	—	—	—	—	—	—
Undistributed net investment income (loss)	16,565,725	22,777,108	20,810,339	1,407,405	1,904,299	1,493,327	(280,019)	27,106,944	779,633

Net assets	$903,069,381	$589,299,302	$318,609,300	$280,261,665	$193,097,757	$216,580,160	$96,038,054	$991,400,928	$56,806,256

*Investments in securities of unaffiliated issuers, at cost	$671,349,375	$549,167,275	$309,036,165	$255,555,554	$115,495,804	$193,648,580	$89,484,622	$952,794,726	$55,596,689

Shares outstanding	34,022,940	34,893,023	16,763,854	5,136,769	13,163,070	8,114,888	4,236,463	46,899,547	3,553,763

Authorized Fund shares allocated to Portfolio	90,000,000	75,000,000	45,000,000	15,000,000	50,000,000	23,000,000	15,000,000	90,000,000	30,000,000

Net asset value per share	$26.54	$16.89	$19.01	$54.56	$14.67	$26.69	$22.67	$21.14	$15.98

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2017 (Unaudited)

			ON	ON Moderately
	Bristol	Risk Managed	Conservative	Conservative	ON Balanced	ON Moderate	ON
	Growth	Balanced	Model	Model	Model	Growth Model	Growth Model
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$123,430,250	$322,715,949	$73,095,506	$172,064,842	$529,208,621	$491,364,063	$36,492,199
Investments in affiliates, at value**	—	—	32,752,812	164,881,709	1,024,892,154	2,089,984,335	484,351,956
Cash subject to usage restrictions	—	741,628	—	—	—	—	—
Receivable for securities sold	2,947,717	2,425,668	497,585	1,079,202	3,416,786	10,054,289	1,633,974
Receivable for fund shares sold	402,636	150,957	—	943	88,447	741,485	68,040
Dividends and accrued interest receivable	106,076	818,690	194,080	453,255	1,233,833	1,121,194	35,600
Prepaid expenses and other assets	3,540	3,224	1,834	3,101	13,474	21,633	4,476

Total assets	126,890,219	326,856,116	106,541,817	338,483,052	1,558,853,315	2,593,286,999	522,586,245

Liabilities:
Cash overdraft	—	147,590	—	—	—	—	—
Payable for securities purchased	2,801,711	2,822,100	351,893	952,192	4,375,320	11,372,683	1,686,480
Payable for fund shares redeemed	70,614	475,014	339,777	581,221	363,790	543,915	51,134
Payable for investment management services	79,618	240,869	9,816	69,666	318,157	479,612	85,579
Accrued custody expense	2,067	9,938	1,808	2,178	2,628	3,038	2,603
Accrued professional fees	5,480	5,673	5,371	5,597	6,776	7,760	5,766
Accrued accounting fees	3,403	19,330	3,913	3,913	3,913	3,913	3,913
Accrued printing and filing fees	1,357	3,553	1,159	3,681	16,934	28,076	5,650
Other fees payable	3,509	4,169	4,746	5,559	9,818	13,340	6,156

Total liabilities	2,967,759	3,728,236	718,483	1,624,007	5,097,336	12,452,337	1,847,281

Net assets	$123,922,460	$323,127,880	$105,823,334	$336,859,045	$1,553,755,979	$2,580,834,662	$520,738,964

Net assets consist of:
Par value, $1 per share	$5,840,912	$27,084,711	$10,344,789	$32,817,674	$151,299,796	$249,444,645	$50,285,919
Paid in capital in excess of par value	85,301,150	266,584,859	93,100,785	295,222,330	1,349,906,274	2,253,824,356	452,499,134
Accumulated net realized gain on investments	15,312,075	3,920,380	72,598	307,941	1,576,581	1,306,478	357,491
Net unrealized appreciation (depreciation) on:
Investments	16,881,344	21,621,834	1,682,746	7,107,570	47,759,396	74,579,553	17,865,061
Futures contracts	—	(382,361)	—	—	—	—	—
Undistributed net investment income (loss)	586,979	4,298,457	622,416	1,403,530	3,213,932	1,679,630	(268,641)

Net assets	$123,922,460	$323,127,880	$105,823,334	$336,859,045	$1,553,755,979	$2,580,834,662	$520,738,964

*Investments in securities of unaffiliated issuers, at cost	$106,548,906	$301,094,115	$72,344,073	$170,051,672	$520,071,878	$482,810,673	$35,700,864

**Investments in affiliates, at cost	$—	$—	$31,821,499	$159,787,309	$986,269,501	$2,023,958,172	$467,278,230

Shares outstanding	5,840,912	27,084,711	10,344,789	32,817,674	151,299,796	249,444,645	50,285,919

Authorized Fund shares allocated to Portfolio	30,000,000	85,000,000	30,000,000	70,000,000	200,000,000	300,000,000	100,000,000

Net asset value per share	$21.22	$11.93	$10.23	$10.26	$10.27	$10.35	$10.36

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2017 (Unaudited)

					ON
				Capital	International		Aggressive	Small Cap	Mid Cap
	Equity	Bond	Omni	Appreciation	Equity	ON Foreign	Growth	Growth	Opportunity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Interest	$—	$3,198,943	$246,812	$—	$936	$—	$1,165	$5,044	$—
Dividends from unaffiliated issuers, net of taxes withheld*	4,317,115	7,727	293,259	1,429,474	2,467,743	967,087	278,701	1,034,445	289,052

Total investment income	4,317,115	3,206,670	540,071	1,429,474	2,468,679	967,087	279,866	1,039,489	289,052

Expenses:
Management fees	2,143,892	452,640	180,361	737,622	636,690	343,620	215,086	941,970	312,674
Custodian fees	7,912	3,333	6,007	4,578	75,855	39,434	3,617	13,062	4,626
Directors’ fees	19,846	5,754	2,134	6,629	5,494	2,667	1,903	8,475	2,611
Professional fees	20,285	12,398	10,447	12,988	12,234	10,679	10,312	13,945	10,709
Accounting fees	37,973	20,836	13,429	15,048	24,551	16,594	6,175	19,331	7,782
Administration fees	9,640	9,356	9,338	9,455	9,299	9,272	9,346	9,435	9,334
Printing and filing fees	8,959	2,751	2,370	3,079	3,405	1,879	1,005	3,978	1,281
Compliance expense	6,933	6,933	6,933	6,933	6,933	6,933	6,933	6,933	6,933
Other	10,438	2,415	1,112	5,931	3,694	1,990	1,059	4,744	1,486

Total expenses	2,265,878	516,416	232,131	802,263	778,155	433,068	255,436	1,021,873	357,436

Net investment income (loss)	2,051,237	2,690,254	307,940	627,211	1,690,524	534,019	24,430	17,616	(68,384)

Realized/unrealized gain on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	16,847,312	462,043	4,364,681	7,096,527	19,799,309	11,928,247	2,804,429	4,970,618	5,299,237
Futures contracts	—	—	—	—	773,873	—	—	—	—
Foreign currency contracts	—	—	—	—	—	(24,837)	—	—	—
Other foreign currency related transactions	—	—	—	—	(194,379)	101,959	—	309	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	18,530,979	2,746,388	718,271	2,145,940	855,049	(2,802,431)	5,990,679	25,647,736	4,923,156
Futures contracts	—	—	—	—	(61,320)	—	—	—	—
Foreign currency related transactions	—	—	—	3,758	25,233	11,835	132	1,327	—

Net realized/unrealized gain on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	35,378,291	3,208,431	5,082,952	9,246,225	21,197,765	9,214,773	8,795,240	30,619,990	10,222,393

Change in net assets from operations	$37,429,528	$5,898,685	$5,390,892	$9,873,436	$22,888,289	$9,748,792	$8,819,670	$30,637,606	$10,154,009

*Taxes withheld	$—	$—	$1,398	$7,240	$370,480	$103,929	$840	$10,142	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2017 (Unaudited)

									S&P
	S&P 500®	Strategic	High Income	ClearBridge	Nasdaq-100®		Bryton		MidCap 400®
	Index	Value	Bond	Small Cap	Index	Bristol	Growth	Balanced	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Interest	$193	$—	$9,261,525	$—	$71	$—	$—	$6,533,431	$16
Dividends from unaffiliated issuers, net of taxes withheld*	8,986,736	13,552,140	207,752	1,529,557	1,142,475	1,307,627	176,638	6,763,253	401,509

Total investment income	8,986,929	13,552,140	9,469,277	1,529,557	1,142,546	1,307,627	176,638	13,296,684	401,525

Expenses:
Management fees	1,494,917	1,805,786	1,054,907	1,140,190	338,883	780,035	401,794	2,844,644	103,031
Custodian fees	28,105	21,879	6,783	8,056	12,785	8,297	9,534	19,387	37,019
Directors’ fees	31,134	17,411	11,188	9,665	6,533	7,322	3,308	34,588	1,845
Professional fees	26,087	18,801	15,389	14,629	12,753	13,317	11,114	28,113	11,212
Accounting fees	62,440	33,619	50,448	20,281	14,351	15,590	8,712	67,234	10,600
Administration fees	9,486	9,409	9,374	9,339	9,316	9,323	9,301	9,559	9,265
Printing and filing fees	9,276	9,187	5,194	4,495	1,650	13,236	3,450	15,553	1,919
Compliance expense	6,933	6,933	6,933	6,934	6,933	6,933	6,933	6,933	6,933
Other	13,623	8,528	4,263	3,859	3,116	4,263	2,511	19,235	944

Total expenses	1,682,001	1,931,553	1,164,479	1,217,448	406,320	858,316	456,657	3,045,246	182,768

Net investment income (loss)	7,304,928	11,620,587	8,304,798	312,109	736,226	449,311	(280,019)	10,251,438	218,757

Realized/unrealized gain on investments, futures contracts, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	12,813,202	14,801,243	1,183,905	11,760,744	4,769,237	23,176,353	3,885,509	8,512,139	683,414
Futures contracts	1,068,651	—	—	—	267,053	—	—	—	29,172
Foreign currency related transactions	—	(97,568)	—	—	—	—	—	—	—
Written options	—	—	—	—	—	—	—	412,834	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	55,185,040	13,903,008	5,903,905	5,451,770	20,646,072	(1,475,334)	6,096,784	41,718,597	1,759,973
Futures contracts	99,156	—	—	—	(9,154)	—	—	—	2,867
Foreign currency related transactions	—	38,840	—	—	—	—	—	—	—
Written options	—	—	—	—	—	—	—	(259,478)	—

Net realized/unrealized gain on investments, futures contracts, foreign currency related transactions, and written options	69,166,049	28,645,523	7,087,810	17,212,514	25,673,208	21,701,019	9,982,293	50,384,092	2,475,426

Change in net assets from operations	$76,470,977	$40,266,110	$15,392,608	$17,524,623	$26,409,434	$22,150,330	$9,702,274	$60,635,530	$2,694,183

*Taxes withheld	$—	$337,512	$—	$4,549	$—	$6,253	$—	$21,094	$9

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2017 (Unaudited)

			ON	ON Moderately
	Bristol	Risk Managed	Conservative	Conservative	ON Balanced	ON Moderate	ON
	Growth	Balanced	Model	Model	Model	Growth Model	Growth Model
	Portfolio	Portfolio	Portfolio**	Portfolio**	Portfolio**	Portfolio**	Portfolio**

Investment income:
Interest	$—	$1,468,161	$—	$—	$—	$—	$—
Dividends from unaffiliated issuers, net of taxes withheld*	696,861	2,037,052	723,907	1,710,994	4,461,296	3,544,597	125,412
Dividends from affililiates	—	—	—	12,472	57,631	95,335	19,032

Total investment income	696,861	3,505,213	723,907	1,723,466	4,518,927	3,639,932	144,444

Expenses:
Management fees	478,412	1,344,076	133,828	428,856	1,867,291	2,882,655	650,826
Custodian fees	6,764	27,474	3,617	4,357	5,257	6,077	5,207
Directors’ fees	4,309	10,808	3,685	11,849	54,847	89,785	17,864
Professional fees	11,655	15,069	7,077	9,992	25,370	38,067	12,156
Accounting fees	10,227	57,170	7,827	7,827	7,827	7,827	7,827
Administration fees	9,290	9,329	8,750	8,750	8,750	8,750	8,750
Printing and filing fees	4,423	5,271	3,158	5,655	23,848	38,710	8,264
Compliance expense	6,933	6,933	4,267	4,267	4,267	4,266	4,267
Other	2,401	5,067	719	2,332	10,868	17,891	3,522

Total expenses	534,414	1,481,197	172,928	483,885	2,008,325	3,094,028	718,683

Less expenses reduced or reimbursed by advisor	—	—	(71,437)	(163,949)	(703,330)	(1,133,726)	(305,598)

Net expenses	534,414	1,481,197	101,491	319,936	1,304,995	1,960,302	413,085

Net investment income (loss)	162,447	2,024,016	622,416	1,403,530	3,213,932	1,679,630	(268,641)

Realized/unrealized gain on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	12,004,786	2,275,101	30,000	71,726	370,426	218,276	44,429
Investments in affiliates	—	—	42,598	236,215	1,206,155	1,088,202	313,062
Futures contracts	—	3,990,768	—	—	—	—	—
Foreign currency related transactions	—	78	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	3,783,114	13,520,069	751,433	2,013,170	9,136,743	8,553,390	791,335
Investments in affiliates	—	—	931,313	5,094,400	38,622,653	66,026,163	17,073,726
Futures contracts	—	547,476	—	—	—	—	—

Net realized/unrealized gain on investments, futures contracts, and foreign currency related transactions	15,787,900	20,333,492	1,755,344	7,415,511	49,335,977	75,886,031	18,222,552

Change in net assets from operations	$15,950,347	$22,357,508	$2,377,760	$8,819,041	$52,549,909	$77,565,661	$17,953,911

*Taxes withheld	$3,691	$1,649	$—	$—	$—	$—	$—

** For the period from March 1, 2017 (inception) to June 30, 2017 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity		Bond		Omni		Capital Appreciation
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016
Increase (Decrease) in net assets:
Operations:
Net investment income	$2,051,237	$5,567,497	$2,690,254	$5,360,664	$307,940	$548,355	$627,211	$4,370,483
Net realized gain on investments and foreign currency related transactions	16,847,312	13,905,247	462,043	1,222,360	4,364,681	102,741	7,096,527	3,967,555
Change in unrealized appreciation on investments and foreign currency related transactions	18,530,979	45,292,838	2,746,388	5,678,977	718,271	4,237,353	2,149,698	29,929,870

Change in net assets from operations	37,429,528	64,765,582	5,898,685	12,262,001	5,390,892	4,888,449	9,873,436	38,267,908

Capital transactions:
Received from shares sold	394,188,965	74,625,434	30,037,557	43,120,961	4,568,224	22,508,648	77,179,798	26,186,350
Paid for shares redeemed	(446,426,877)	(92,865,870)	(30,191,797)	(50,720,513)	(5,493,184)	(18,210,716)	(93,118,103)	(299,174,418)

Change in net assets from capital transactions	(52,237,912)	(18,240,436)	(154,240)	(7,599,552)	(924,960)	4,297,932	(15,938,305)	(272,988,068)

Change in net assets	(14,808,384)	46,525,146	5,744,445	4,662,449	4,465,932	9,186,381	(6,064,869)	(234,720,160)
Net assets:
Beginning of period	581,814,106	535,288,960	158,702,860	154,040,411	57,885,513	48,699,132	195,707,999	430,428,159

End of period	$567,005,722	$581,814,106	$164,447,305	$158,702,860	$62,351,445	$57,885,513	$189,643,130	$195,707,999

Undistributed net investment income	$7,576,459	$5,525,222	$8,050,918	$5,360,664	$856,295	$548,355	$5,003,904	$4,376,693

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON International Equity		ON Foreign		Aggressive Growth		Small Cap Growth
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$1,690,524	$2,311,311	$534,019	$611,684	$24,430	$(48,739)	$17,616	$94,462
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	20,378,803	(2,908,384)	12,005,369	1,355,648	2,804,429	3,612,672	4,970,927	4,425,258
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	818,962	(7,063,923)	(2,790,596)	(7,904,384)	5,990,811	(1,590,805)	25,649,063	9,943,195

Change in net assets from operations	22,888,289	(7,660,996)	9,748,792	(5,937,052)	8,819,670	1,973,128	30,637,606	14,462,915

Capital transactions:
Received from shares sold	10,796,917	18,416,529	15,247,053	15,529,970	5,870,719	17,503,430	150,796,324	35,048,894
Paid for shares redeemed	(21,777,338)	(28,208,183)	(13,224,890)	(21,246,851)	(8,026,398)	(20,962,621)	(165,785,939)	(55,439,909)

Change in net assets from capital transactions	(10,980,421)	(9,791,654)	2,022,163	(5,716,881)	(2,155,679)	(3,459,191)	(14,989,615)	(20,391,015)

Change in net assets	11,907,868	(17,452,650)	11,770,955	(11,653,933)	6,663,991	(1,486,063)	15,647,991	(5,928,100)
Net assets:
Beginning of period	141,524,909	158,977,559	66,672,990	78,326,923	49,865,734	51,351,797	232,306,906	238,235,006

End of period	$153,432,777	$141,524,909	$78,443,945	$66,672,990	$56,529,725	$49,865,734	$247,954,897	$232,306,906

Undistributed net investment income (loss)	$1,529,331	$(161,193)	$1,045,518	$511,499	$24,430	$—	$(231,283)	$(248,899)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Mid Cap Opportunity		S&P 500® Index		Strategic Value		High Income Bond
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(68,384)	$(215,629)	$7,304,928	$9,504,257	$11,620,587	$11,653,440	$8,304,798	$12,498,039
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	5,299,237	(338,817)	13,881,853	7,146,352	14,703,675	25,978,158	1,183,905	(5,416,854)
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	4,923,156	1,686,385	55,284,196	44,613,505	13,941,848	(5,901,300)	5,903,905	20,481,746

Change in net assets from operations	10,154,009	1,131,939	76,470,977	61,264,114	40,266,110	31,730,298	15,392,608	27,562,931

Capital transactions:
Received from shares sold	3,892,646	11,015,154	414,490,211	481,935,063	496,677,473	230,579,093	217,907,731	145,585,402
Paid for shares redeemed	(9,432,369)	(20,652,206)	(430,531,203)	(111,283,422)	(423,165,557)	(96,596,881)	(228,448,507)	(53,611,878)

Change in net assets from capital transactions	(5,539,723)	(9,637,052)	(16,040,992)	370,651,641	73,511,916	133,982,212	(10,540,776)	91,973,524

Change in net assets	4,614,286	(8,505,113)	60,429,985	431,915,755	113,778,026	165,712,510	4,851,832	119,536,455
Net assets:
Beginning of period	70,198,258	78,703,371	842,639,396	410,723,641	475,521,276	309,808,766	313,757,468	194,221,013

End of period	$74,812,544	$70,198,258	$903,069,381	$842,639,396	$589,299,302	$475,521,276	$318,609,300	$313,757,468

Undistributed net investment income (loss)	$(68,384)	$—	$16,565,725	$9,260,797	$22,777,108	$11,156,521	$20,810,339	$12,505,541

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ClearBridge Small Cap		Nasdaq-100® Index		Bristol		Bryton Growth
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$312,109	$1,201,809	$736,226	$1,168,073	$449,311	$1,044,015	$(280,019)	$(860,516)
Net realized gain (loss) on investments and futures contracts	11,760,744	9,259,292	5,036,290	3,504,093	23,176,353	5,891,996	3,885,509	(7,638,999)
Change in unrealized appreciation/depreciation on investments and futures contracts	5,451,770	27,407,702	20,636,918	4,693,663	(1,475,334)	16,891,694	6,096,784	15,613,273

Change in net assets from operations	17,524,623	37,868,803	26,409,434	9,365,829	22,150,330	23,827,705	9,702,274	7,113,758

Capital transactions:
Received from shares sold	199,186,060	176,227,241	38,390,151	62,657,502	172,542,191	17,790,000	73,335,944	23,716,928
Paid for shares redeemed	(212,163,084)	(32,385,445)	(27,758,261)	(54,533,803)	(186,036,506)	(52,376,277)	(81,587,537)	(98,411,908)

Change in net assets from capital transactions	(12,977,024)	143,841,796	10,631,890	8,123,699	(13,494,315)	(34,586,277)	(8,251,593)	(74,694,980)

Change in net assets	4,547,599	181,710,599	37,041,324	17,489,528	8,656,015	(10,758,572)	1,450,681	(67,581,222)
Net assets:
Beginning of period	275,714,066	94,003,467	156,056,433	138,566,905	207,924,145	218,682,717	94,587,373	162,168,595

End of period	$280,261,665	$275,714,066	$193,097,757	$156,056,433	$216,580,160	$207,924,145	$96,038,054	$94,587,373

Undistributed net investment income (loss)	$1,407,405	$1,095,296	$1,904,299	$1,168,073	$1,493,327	$1,044,016	$(280,019)	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

			S&P
	Balanced		MidCap 400® Index		Bristol Growth		Risk Managed Balanced
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016	2017 (Unaudited)	2016
Increase (Decrease) in net assets:
Operations:
Net investment income	$10,251,438	$18,594,618	$218,757	$542,920	$162,447	$424,532	$2,024,016	$2,324,310
Net realized gain on investments, futures contracts, foreign currency related transactions, and written options	8,924,973	1,778,556	712,586	3,365,004	12,004,786	4,713,343	6,265,947	149,292
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency related transactions, and written options	41,459,119	22,371,779	1,762,840	(31,624)	3,783,114	3,610,910	14,067,545	5,432,477

Change in net assets from operations	60,635,530	42,744,953	2,694,183	3,876,300	15,950,347	8,748,785	22,357,508	7,906,079

Capital transactions:
Received from shares sold	470,760,852	178,836,349	24,374,408	5,426,998	115,927,986	13,636,740	58,082,783	145,512,489
Paid for shares redeemed	(492,087,409)	(134,411,384)	(18,151,573)	(7,686,316)	(125,513,979)	(21,052,560)	(29,393,999)	(35,661,000)

Change in net assets from capital transactions	(21,326,557)	44,424,965	6,222,835	(2,259,318)	(9,585,993)	(7,415,820)	28,688,784	109,851,489

Change in net assets	39,308,973	87,169,918	8,917,018	1,616,982	6,364,354	1,332,965	51,046,292	117,757,568
Net assets:
Beginning of period	952,091,955	864,922,037	47,889,238	46,272,256	117,558,106	116,225,141	272,081,588	154,324,020

End of period	$991,400,928	$952,091,955	$56,806,256	$47,889,238	$123,922,460	$117,558,106	$323,127,880	$272,081,588

Undistributed net investment income	$27,106,944	$16,855,506	$779,633	$560,876	$586,979	$424,532	$4,298,457	$2,274,441

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON	ON Moderately
	Conservative	Conservative	ON Balanced	ON Moderate	ON
	Model	Model	Model	Growth Model	Growth Model
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Period from	Period from	Period from	Period from	Period from
	March 1, 2017	March 1, 2017	March 1, 2017	March 1, 2017	March 1, 2017
	(inception) to	(inception) to	(inception) to	(inception) to	(inception) to
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017 (Unaudited)	2017 (Unaudited)	2017 (Unaudited)	2017 (Unaudited)	2017 (Unaudited)
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$622,416	$1,403,530	$3,213,932	$1,679,630	$(268,641)
Net realized gain on investments	72,598	307,941	1,576,581	1,306,478	357,491
Change in unrealized appreciation on investments	1,682,746	7,107,570	47,759,396	74,579,553	17,865,061

Change in net assets from operations	2,377,760	8,819,041	52,549,909	77,565,661	17,953,911

Capital transactions:
Received from shares sold	111,662,464	347,449,331	1,575,820,420	2,612,393,375	525,631,321
Paid for shares redeemed	(8,216,890)	(19,409,327)	(74,614,350)	(109,124,374)	(22,846,268)

Change in net assets from capital transactions	103,445,574	328,040,004	1,501,206,070	2,503,269,001	502,785,053

Change in net assets	105,823,334	336,859,045	1,553,755,979	2,580,834,662	520,738,964
Net assets:
Beginning of period	—	—	—	—	—

End of period	$105,823,334	$336,859,045	$1,553,755,979	$2,580,834,662	$520,738,964

Undistributed net investment income (loss)	$622,416	$1,403,530	$3,213,932	$1,679,630	$(268,641)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets
											Ratios assuming
											no expenses
									Ratios net of expenses		reduced or
									reduced or		reimbursed by
									reimbursed by adviser		adviser
			Net realized and
			unrealized gain
			(loss) on
			investments		Distributions
	Net asset value,		and foreign		from net	Net asset value,		Net assets at end				Portfolio
	beginning of year	Net investment	currency related	Total from	investment	end of year or		of year or period		Net investment		turnover
	or period	income	transactions	operations	income	period	Total Return	(in millions)	Expenses	income	Expenses	rate

Equity Portfolio
Six-Month Period Ended June 30, 2017+	$36.09	0.17	2.26	2.43	—	$38.52	6.73%*	$567.0	0.80%**	0.72%**	0.80%**	20%*
Year ended December 31, 2016	$32.02	0.35	3.72	4.07	—	$36.09	12.71%	$581.8	0.82%	1.05%	0.82%	47%
Year ended December 31, 2015	$33.44	0.21	(1.44)	(1.23)	(0.19)	$32.02	-3.69%	$535.3	0.81%	0.69%	0.81%	47%
Year ended December 31, 2014	$29.41	0.12	4.02	4.14	(0.11)	$33.44	14.07%	$518.7	0.83%	0.69%	0.83%	46%
Year ended December 31, 2013	$21.54	0.27	7.84	8.11	(0.24)	$29.41	37.69%	$221.4	0.87%	0.98%	0.87%	43%

Bond Portfolio
Six-Month Period Ended June 30, 2017+	$16.54	0.28	0.33	0.61	—	$17.15	3.69%*	$164.4	0.64%**	3.34%**	0.64%**	44%*
Year ended December 31, 2016	$15.33	0.59	0.62	1.21	—	$16.54	7.89%	$158.7	0.65%	3.33%	0.65%	88%
Year ended December 31, 2015	$15.65	0.56	(0.88)	(0.32)	—	$15.33	-2.04%	$154.0	0.64%	3.46%	0.64%	93%
Year ended December 31, 2014	$14.78	0.50	0.37	0.87	—	$15.65	5.89%	$158.7	0.64%	3.34%	0.64%	35%
Year ended December 31, 2013	$15.07	0.56	(0.85)	(0.29)	—	$14.78	-1.92%	$151.6	0.66%	3.34%	0.66%	15%

Omni Portfolio
Six-Month Period Ended June 30, 2017+	$26.93	0.15	2.37	2.52	—	$29.45	9.36%*	$ 62.4	0.77%**	1.02%**	0.77%**	86%*
Year ended December 31, 2016	$24.43	0.25	2.25	2.50	—	$26.93	10.23%	$ 57.9	0.80%	1.09%	0.80%	194%
Year ended December 31, 2015	$24.15	0.28	0.24	0.52	(0.24)	$24.43	2.15%	$ 48.7	0.77%	1.23%	0.77%	186%
Year ended December 31, 2014	$21.74	0.26	2.37	2.63	(0.22)	$24.15	12.12%	$ 37.2	0.77%	1.06%	0.77%	198%
Year ended December 31, 2013	$16.82	0.24	4.89	5.13	(0.21)	$21.74	30.53%	$ 37.9	0.79%	1.17%	0.79%	210%

Capital Appreciation Portfolio
Six-Month Period Ended June 30, 2017+	$37.70	0.20	1.77	1.97	—	$39.67	5.23%*	$189.6	0.84%**	0.66%**	0.84%**	25%*
Year ended December 31, 2016	$32.88	0.91	3.91	4.82	—	$37.70	14.66%	$195.7	0.82%	1.21%	0.82%	55%
Year ended December 31, 2015	$33.82	0.29	(0.98)	(0.69)	(0.25)	$32.88	-2.05%	$430.4	0.80%	0.86%	0.80%	69%
Year ended December 31, 2014	$31.24	0.08	2.59	2.67	(0.09)	$33.82	8.54%	$449.4	0.83%	0.56%	0.83%	67%
Year ended December 31, 2013	$23.32	0.13	7.91	8.04	(0.12)	$31.24	34.51%	$138.0	0.88%	0.45%	0.88%	49%

+	Unaudited
*	Not annualized
**	Annualized

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations							Ratios to average net assets
											Ratios assuming no
									Ratios net of expenses		expenses reduced
									reduced or		or reimbursed by
									reimbursed by adviser		adviser
			Net realized and
			unrealized
			gain (loss) on
			investments,
			futures contracts,
			foreign
			currency contracts,
	Net asset value,		and other foreign		Net asset value,			Net assets at end				Portfolio
	beginning of	Net investment	currency related	Total from	end of year or			of year or period		Net investment		turnover
	year or period	income (loss)	transactions	operations	period	Total Return		(in millions)	Expenses	income (loss)	Expenses	rate

ON International Equity Portfolio
Six-Month Period Ended June 30, 2017+	$11.89	0.15	1.77	1.92	$13.81	16.15	%*	$153.4	1.02%**	2.21%**	1.02%**	124	%(a),*
Year ended December 31, 2016	$12.50	0.22	(0.83)	(0.61)	$11.89	-4.88%		$141.5	1.02%	1.57%	1.02%	69%
Year ended December 31, 2015	$12.55	0.19	(0.24)	(0.05)	$12.50	-0.40	%(b)	$159.0	1.00%	1.21%	1.00%	72%
Year ended December 31, 2014	$13.85	0.18	(1.48)	(1.30)	$12.55	-9.39%		$174.4	0.84%	1.43%	1.00%	95%
Year ended December 31, 2013	$12.41	0.23	1.21	1.44	$13.85	11.60%		$189.4	0.75%	1.52%	1.01%	53%

ON Foreign Portfolio
Six-Month Period Ended June 30, 2017+	$27.72	0.21	3.82	4.03	$31.75	14.54	%*	$ 78.4	1.19%**	1.47%**	1.19%**	121	%(a),*
Year ended December 31, 2016	$29.98	0.26	(2.52)	(2.26)	$27.72	-7.54%		$ 66.7	1.24%	0.89%	1.24%	51%
Year ended December 31, 2015	$27.39	0.03	2.56	2.59	$29.98	9.46	%(b)	$ 78.3	1.23%	0.12%	1.23%	58%
Year ended December 31, 2014	$30.03	0.12	(2.76)	(2.64)	$27.39	-8.79%		$ 67.6	1.18%	0.38%	1.18%	65%
Year ended December 31, 2013	$23.52	0.12	6.39	6.51	$30.03	27.68%		$ 77.0	1.19%	0.40%	1.19%	51%

Aggressive Growth Portfolio
Six-Month Period Ended June 30, 2017+	$15.61	0.01	2.78	2.79	$18.40	17.87	%*	$ 56.5	0.95%**	0.09%**	0.95%**	28	%*
Year ended December 31, 2016	$15.09	(0.02)	0.54	0.52	$15.61	3.45%		$ 49.9	0.95%	-0.09%	0.95%	63%
Year ended December 31, 2015	$13.70	(0.01)	1.40	1.39	$15.09	10.15%		$ 51.4	0.93%	-0.10%	0.93%	60%
Year ended December 31, 2014	$12.50	(0.03)	1.23	1.20	$13.70	9.60%		$ 39.9	0.94%	-0.23%	0.94%	55%
Year ended December 31, 2013	$ 9.51	(0.02)	3.01	2.99	$12.50	31.44%		$ 39.4	0.97%	-0.25%	0.97%	60%

Small Cap Growth Portfolio
Six-Month Period Ended June 30, 2017+	$26.61	—	3.58	3.58	$30.19	13.45	%*	$248.0	0.85%**	0.01%**	0.85%**	10	%*
Year ended December 31, 2016	$25.01	0.01	1.59	1.60	$26.61	6.40%		$232.3	0.86%	0.04%	0.86%	25%
Year ended December 31, 2015	$25.07	(0.03)	(0.03)	(0.06)	$25.01	-0.24	%(b)	$238.2	0.85%	-0.12%	0.85%	37%
Year ended December 31, 2014	$22.65	(0.05)	2.47	2.42	$25.07	10.64%		$212.1	0.89%	-0.31%	0.89%	58%
Year ended December 31, 2013	$15.59	(0.03)	7.09	7.06	$22.65	45.29%		$109.5	1.04%	-0.29%	1.04%	69	%(c)

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective May 1, 2017, the sub-adviser to the Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC for the ON International Equity Portfolio and to Templeton Global Advisors Limited for the ON Foreign Portfolio. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the six-month period ended June 30, 2017 as compared to prior years.

(b)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.
(c)

The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data								Ratios and supplemental data

		Operations			Distributions					Ratios to average net assets
												Ratios assuming
												no expenses
										Ratios net of expenses		reduced or
										reduced or		reimbursed by
										reimbursed by adviser		adviser
			Net realized and
			unrealized gain
			(loss) on
			investments,
			futures		Distributions
	Net asset value,		contracts, foreign		from net	Net asset value,			Net assets at end				Portfolio
	beginning of	Net investment	currency related	Total from	investment	end of year or			of year or period		Net investment		turnover
	year or period	income (loss)	transactions	operations	income	period	Total Return		(in millions)	Expenses	income (loss)	Expenses	rate

Mid Cap Opportunity Portfolio
Six-Month Period Ended June 30, 2017+	$30.37	(0.03)	4.53	4.50	—	$34.87	14.82	%*	$ 74.8	0.97%**	-0.19%**	0.97%**	32%*
Year ended December 31, 2016	$29.90	(0.09)	0.56	0.47	—	$30.37	1.57%		$ 70.2	0.98%	-0.29%	0.98%	61%
Year ended December 31, 2015	$31.49	(0.07)	(1.52)	(1.59)	—	$29.90	-5.05	%(a)	$ 78.7	0.94%	-0.21%	0.94%	59%
Year ended December 31, 2014	$28.24	(0.05)	3.30	3.25	—	$31.49	11.51%		$ 86.7	0.94%	-0.18%	0.94%	61%
Year ended December 31, 2013	$21.32	(0.07)	6.99	6.92	—	$28.24	32.46%		$ 83.0	0.96%	-0.28%	0.96%	44%

S&P 500® Index Portfolio
Six-Month Period Ended June 30, 2017+	$24.32	0.22	2.00	2.22	—	$26.54	9.13	%*	$903.1	0.38%**	1.67%**	0.38%**	4%*
Year ended December 31, 2016	$21.82	0.25	2.25	2.50	—	$24.32	11.46%		$842.6	0.42%	1.84%	0.42%	8%
Year ended December 31, 2015	$21.93	0.37	(0.17)	0.20	(0.31)	$21.82	0.91%		$410.7	0.41%	1.72%	0.41%	14%
Year ended December 31, 2014	$19.63	0.32	2.25	2.57	(0.27)	$21.93	13.11%		$388.2	0.43%	1.64%	0.43%	11%
Year ended December 31, 2013	$15.08	0.26	4.52	4.78	(0.23)	$19.63	31.74%		$314.9	0.45%	1.68%	0.45%	15%

Strategic Value Portfolio
Six-Month Period Ended June 30, 2017+	$15.60	0.29	1.00	1.29	—	$16.89	8.27	%*	$589.3	0.76%**	4.55%**	0.76%**	14%*
Year ended December 31, 2016	$14.07	0.36	1.17	1.53	—	$15.60	10.87%		$475.5	0.78%	3.19%	0.78%	32%
Year ended December 31, 2015	$13.92	0.53	0.06	0.59	(0.44)	$14.07	4.26%		$309.8	0.78%	3.47%	0.78%	13%
Year ended December 31, 2014	$13.09	0.93	0.68	1.61	(0.78)	$13.92	12.41%		$332.6	0.78%	5.37%	0.78%	22%
Year ended December 31, 2013	$11.09	0.35	1.97	2.32	(0.32)	$13.09	21.00%		$397.7	0.79%	3.58%	0.79%	22%

High Income Bond Portfolio
Six-Month Period Ended June 30, 2017+	$18.10	0.52	0.39	0.91	—	$19.01	5.03	%*	$318.6	0.74%**	5.28%**	0.74%**	17%*
Year ended December 31, 2016	$15.82	0.43	1.85	2.28	—	$18.10	14.41%		$313.8	0.80%	5.56%	0.80%	30%
Year ended December 31, 2015	$16.32	1.18	(1.68)	(0.50)	—	$15.82	-3.06%		$194.2	0.80%	5.65%	0.80%	29%
Year ended December 31, 2014	$15.88	1.57	(1.13)	0.44	—	$16.32	2.77%		$230.1	0.77%	5.73%	0.77%	33%
Year ended December 31, 2013	$14.83	1.10	(0.05)	1.05	—	$15.88	7.08%		$307.9	0.77%	6.36%	0.77%	29%

+	Unaudited
*	Not annualized
**	Annualized
(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets
											Ratios assuming
											no expenses
									Ratios net of expenses		reduced or
									reduced or		reimbursed by
									reimbursed by adviser		adviser
			Net realized and
			unrealized gain
			(loss) on		Distributions
	Net asset value,		investments and		from net	Net asset value,		Net assets at end				Portfolio
	beginning of year	Net investment	futures	Total from	investment	end of year or		of year or period		Net investment		turnover
	or period	income (loss)	contracts	operations	income	period	Total Return	(in millions)	Expenses	income (loss)	Expenses	rate

ClearBridge Small Cap Portfolio
Six-Month Period Ended June 30, 2017+	$51.21	0.07	3.28	3.35	—	$54.56	6.54%*	$280.3	0.89%**	0.23%**	0.89%**	23	%*
Year ended December 31, 2016	$40.00	0.22	10.99	11.21	—	$51.21	28.03%	$275.7	0.93%	0.92%	0.93%	51%
Year ended December 31, 2015	$41.01	(0.10)	(0.91)	(1.01)	—	$40.00	-2.46%	$ 94.0	1.01%	-0.29%	1.01%	126	%(a)
Year ended December 31, 2014	$40.03	(0.19)	1.17	0.98	—	$41.01	2.45%	$ 75.5	1.00%	-0.45%	1.00%	44%
Year ended December 31, 2013	$30.73	(0.15)	9.45	9.30	—	$40.03	30.26%	$ 80.4	1.01%	-0.44%	1.01%	42%

Nasdaq-100® Index Portfolio
Six-Month Period Ended June 30, 2017+	$12.59	0.05	2.03	2.08	—	$14.67	16.52%*	$193.1	0.45%**	0.82%**	0.45%**	5	%*
Year ended December 31, 2016	$11.80	0.09	0.70	0.79	—	$12.59	6.69%	$156.1	0.48%	0.84%	0.48%	13%
Year ended December 31, 2015	$10.88	0.09	0.91	1.00	(0.08)	$11.80	9.14%	$138.6	0.46%	0.79%	0.46%	19%
Year ended December 31, 2014	$9.25	0.12	1.62	1.74	(0.11)	$10.88	18.77%	$121.7	0.48%	1.23%	0.48%	23%
Year ended December 31, 2013	$6.85	0.07	2.39	2.46	(0.06)	$ 9.25	35.98%	$ 95.8	0.51%	0.94%	0.51%	43%

Bristol Portfolio
Six-Month Period Ended June 30, 2017+	$24.02	0.06	2.61	2.67	—	$26.69	11.12%*	$216.6	0.82%**	0.43%**	0.82%**	103	%*
Year ended December 31, 2016	$21.49	0.12	2.41	2.53	—	$24.02	11.77%	$207.9	0.83%	0.49%	0.83%	223%
Year ended December 31, 2015	$20.75	0.12	0.73	0.85	(0.11)	$21.49	4.08%	$218.7	0.81%	0.55%	0.81%	228%
Year ended December 31, 2014	$18.29	0.09	2.45	2.54	(0.08)	$20.75	13.88%	$232.0	0.81%	0.42%	0.81%	239%
Year ended December 31, 2013	$13.01	0.09	5.27	5.36	(0.08)	$18.29	41.21%	$231.5	0.82%	0.51%	0.82%	269%

Bryton Growth Portfolio
Six-Month Period Ended June 30, 2017+	$20.49	(0.07)	2.25	2.18	—	$22.67	10.64%*	$ 96.0	0.97%**	-0.59%**	0.97%**	101	%*
Year ended December 31, 2016	$19.60	(0.19)	1.08	0.89	—	$20.49	4.54%	$ 94.6	0.92%	-0.62%	0.92%	188%
Year ended December 31, 2015	$20.47	(0.11)	(0.76)	(0.87)	—	$19.60	-4.25%	$162.2	0.88%	-0.53%	0.88%	169%
Year ended December 31, 2014	$19.28	(0.09)	1.28	1.19	—	$20.47	6.17%	$179.1	0.88%	-0.45%	0.88%	178%
Year ended December 31, 2013	$13.70	(0.11)	5.69	5.58	—	$19.28	40.73%	$180.8	0.89%	-0.59%	0.89%	185%

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective September 25, 2015, the sub-adviser changed from Eagle Asset Management, Inc. to ClearBridge, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2015 as compared to prior years.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets
											Ratios assuming
											no expenses
									Ratios net of expenses		reduced or
									reduced or		reimbursed by
									reimbursed by adviser		adviser
			Net realized and
			unrealized gain (loss) on
			investments, futures
			contracts, foreign		Distributions
	Net asset value,		currency related		from net	Net asset value,		Net assets at end				Portfolio
	beginning of	Net investment	transactions, and written	Total from	investment	end of year or		of year or period		Net investment		turnover
	year or period	income	options	operations	income	period	Total Return	(in millions)	Expenses	income	Expenses	rate

Balanced Portfolio
Six-Month Period Ended June 30, 2017+	$19.86	0.23	1.05	1.28	—	$21.14	6.45%*	$991.4	0.63%**	2.11%**	0.63%**	48	%*
Year ended December 31, 2016	$18.99	0.39	0.48	0.87	—	$19.86	4.58%	$952.1	0.64%	2.05%	0.64%	99%
Year ended December 31, 2015	$18.96	0.30	(0.02)	0.28	(0.25)	$18.99	1.47%	$864.9	0.64%	1.58%	0.64%	92%
Year ended December 31, 2014	$18.02	0.16	0.92	1.08	(0.14)	$18.96	5.99%	$833.1	0.64%	1.80%	0.68%	94%
Year ended December 31, 2013	$15.76	0.08	2.32	2.40	(0.14)	$18.02	15.26%	$249.1	0.75%	1.45%	0.75%	82	%(a)

S&P MidCap 400® Index Portfolio
Six-Month Period Ended June 30, 2017+	$15.12	0.04	0.82	0.86	—	$15.98	5.69%*	$ 56.8	0.71%**	0.85%**	0.71%**	31	%*
Year ended December 31, 2016	$13.81	0.17	1.14	1.31	—	$15.12	9.49%	$ 47.9	0.79%	1.24%	0.79%	179	%(b)
Year ended December 31, 2015	$14.49	0.25	(0.72)	(0.47)	(0.21)	$13.81	-3.24%	$ 46.3	0.77%	1.54%	0.77%	72%
Year ended December 31, 2014	$13.70	0.25	0.77	1.02	(0.23)	$14.49	7.44%	$ 55.1	0.77%	1.77%	0.77%	79%
Year ended December 31, 2013	$10.10	0.09	3.61	3.70	(0.10)	$13.70	36.71%	$ 53.7	0.82%	0.92%	0.82%	57	%(a)

Bristol Growth Portfolio
Six-Month Period Ended June 30, 2017+	$18.65	0.03	2.54	2.57	—	$21.22	13.78%*	$123.9	0.87%**	0.27%**	0.87%**	102	%*
Year ended December 31, 2016	$17.31	0.07	1.27	1.34	—	$18.65	7.74%	$117.6	0.89%	0.36%	0.89%	162%
Year ended December 31, 2015	$16.44	0.08	0.86	0.94	(0.07)	$17.31	5.72%	$116.2	0.86%	0.43%	0.86%	168%
Year ended December 31, 2014	$14.72	0.06	1.71	1.77	(0.05)	$16.44	12.01%	$124.1	0.86%	0.34%	0.86%	192%
Year ended December 31, 2013	$10.66	0.06	4.05	4.11	(0.05)	$14.72	38.62%	$122.3	0.88%	0.42%	0.88%	237%

Risk Managed Balanced Portfolio
Six-Month Period Ended June 30, 2017+	$11.06	0.07	0.80	0.87	—	$11.93	7.87%*	$323.1	0.99%**	1.36%**	0.99%**	29	%*
Year ended December 31, 2016	$10.66	0.09	0.31	0.40	—	$11.06	3.75%	$272.1	1.03%	1.09%	1.03%	78%
Year ended December 31, 2015	$10.83	0.03	(0.17)	(0.14)	(0.03)	$10.66	-1.32%	$154.3	1.11%	0.81%	1.11%	71%
Period From May 1, 2014 (inception)*** to June 30, 2014	$10.00	0.03	0.80	0.83	—	$10.83	8.30%*	$ 33.8	1.43%**	0.43%**	1.43%**	94	%*

+	Unaudited
*	Not annualized
**	Annualized
***	Represents date of inception and commencement of operations.
(a)

The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 89% and 138% for the Balanced and the S&P MidCap 400® Index Portfolios, respectively.

(b)

Effective December 16, 2016, the sub-adviser to the Portfolio changed from First Trust Advisors L.P. to Geode Capital Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2016 as compared to prior years.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data						Ratios and supplemental data

		Operations						Ratios to average net assets
										Ratios assuming no
								Ratios net of expenses		expenses reduced
								reduced or		or reimbursed by
								reimbursed by adviser		adviser

			Net realized and
	Net asset value,		unrealized		Net asset value,		Net assets at end				Portfolio
	beginning of	Net investment	gain on	Total from	end of year or		of year or period		Net investment		turnover
	year or period	income (loss)	investments	operations	period	Total Return	(in millions)	Expenses	income (loss)	Expenses	rate
ON Conservative Model Portfolio
Period From March 1, 2017 (inception)*** to June 30, 2017+	$10.00	0.06	0.17	0.23	$10.23	2.30%*	$105.8	0.30%**,†	1.85%**,†	0.51%**,†	10%*

ON Moderately Conservative Model Portfolio
Period From March 1, 2017 (inception)*** to June 30, 2017+	$10.00	0.04	0.22	0.26	$10.26	2.60%*	$336.9	0.30%**,†	1.30%**,†	0.45%**,†	7%*

ON Balanced Model Portfolio
Period From March 1, 2017 (inception)*** to June 30, 2017+	$10.00	0.02	0.25	0.27	$10.27	2.70%*	$1,553.8	0.28%**,†	0.68%**,†	0.43%**,†	10%*

ON Moderate Growth Model Portfolio
Period From March 1, 2017 (inception)*** to June 30, 2017+	$10.00	0.01	0.34	0.35	$10.35	3.50%*	$2,580.8	0.27%**,†	0.23%**,†	0.43%**,†	10%*

ON Growth Model Portfolio
Period From March 1, 2017 (inception)*** to June 30, 2017+	$10.00	(0.01)	0.37	0.36	$10.36	3.60%*	$520.7	0.25%**,†	-0.16%**,†	0.44%**,†	9%*

+	Unaudited
*	Not annualized
**	Annualized
***	Represents date of inception and commencement of operations.
†	The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2017 (Unaudited)

(1) Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act” ). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-five separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

⬛	Equity Portfolio – Long-term growth of capital by investing at least 80% of its assets in equity securities.

⬛

Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

⬛	Omni Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

⬛

Capital Appreciation Portfolio – Long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

⬛

ON International Equity Portfolio (formerly the International Portfolio) – Long-term growth of capital by investing at least 80% of its assets in securities of foreign companies. On May 1, 2017, the name, strategy, benchmark, and sub-adviser to this Portfolio were changed. Additional information is included within Note 3.

⬛

ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) – Long-term growth of capital by investing at least 80% of its assets in foreign securities. On May 1, 2017, the name, strategy, benchmark, and sub-adviser to this Portfolio were changed. Additional information is included within Note 3.

⬛	Aggressive Growth Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

⬛	Small Cap Growth Portfolio – Long-term capital appreciation by investing at least 80% of its net assets in stocks of small capitalization companies.

⬛

Mid Cap Opportunity Portfolio – Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

⬛

S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index by investing more than 80% of its net assets in securities making up the S&P 500® Index.

⬛	Strategic Value Portfolio – Growth of capital and income by investing primarily in high dividend yielding common stocks with dividend growth potential.

⬛

High Income Bond Portfolio – High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

⬛

ClearBridge Small Cap Portfolio – Long-term capital appreciation by investing at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

⬛

Nasdaq-100® Index Portfolio – Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

⬛	Bristol Portfolio – Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

Bryton Growth Portfolio – Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

⬛

Balanced Portfolio – Capital appreciation and income by investing normally up to 75% of its total assets in equity securities of domestic and foreign companies of any market capitalization while maintaining a minimum of 25% of its total assets in fixed income securities.

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

⬛

S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing more than 80% of its net assets in the securities in the S&P MidCap 400® Index.

⬛	Bristol Growth Portfolio – Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

⬛

ON Conservative Model Portfolio – Commenced operations on March 1, 2017 - The Portfolio is a fund of funds that seeks current income and preservation of capital. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

⬛

ON Moderately Conservative Model Portfolio – Commenced operations on March 1, 2017 - The Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

⬛

ON Balanced Model Portfolio – Commenced operations on March 1, 2017 - The Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

⬛

ON Moderate Growth Model Portfolio – Commenced operations on March 1, 2017 - The Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

⬛

ON Growth Model Portfolio – Commenced operations on March 1, 2017 - The Portfolio is a fund of funds that seeks growth of capital and some current income. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 1.55 billion of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
Equity	35,000,000
Bond	30,000,000
Omni	15,000,000
Capital Appreciation	25,000,000
ON International Equity	90,000,000
ON Foreign	32,000,000
Aggressive Growth	24,000,000
Small Cap Growth	30,000,000
Mid Cap Opportunity	21,000,000

Portfolio	Authorized Shares
S&P 500® Index	90,000,000
Strategic Value	75,000,000
High Income Bond	45,000,000
ClearBridge Small Cap	15,000,000
Nasdaq-100® Index	50,000,000
Bristol	23,000,000
Bryton Growth	15,000,000
Balanced	90,000,000
S&P MidCap 400® Index	30,000,000

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

Portfolio	Authorized Shares
Bristol Growth	30,000,000
Risk Managed Balanced	85,000,000
ON Conservative Model	30,000,000
ON Moderately Conservative Model	70,000,000

Portfolio	Authorized Shares
ON Balanced Model	200,000,000
ON Moderate Growth Model	300,000,000
ON Growth Model	100,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price will generally be used for valuation purposes.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2017:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$560,453,563	$—	$—
	Closed-End Mutual Funds	5,747,967	—	—
	Money Market Funds	3,924,509	—	—

		$570,126,039	$—	$—

Bond	Corporate Bonds**	$—	$160,070,548	$—
	Asset-Backed Securities**	—	930,439	—
	Money Market Funds	1,912,862	—	—

		$1,912,862	$161,000,987	$—

Omni	Common Stocks**	$48,082,674	$—	$—
	Corporate Bonds**	—	12,445,777	—
	Asset-Backed Securities**	—	79,866	—
	U.S. Treasury Obligations	—	1,087,683	—
	Money Market Funds	445,138	—	—

		$48,527,812	$13,613,326	$—

Capital Appreciation	Common Stocks**	$187,544,922	$—	$—
	Money Market Funds	2,763,199	—	—

		$190,308,121	$—	$—

ON International Equity	Common Stocks**	$17,727,760	$133,879,310	$—
	Money Market Funds	5,184,380	—	—

		$22,912,140	$133,879,310	$—

ON Foreign	Common Stocks**	$11,122,740	$63,385,764	$—
	Money Market Funds	4,609,669	—	—

		$15,732,409	$63,385,764	$—

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Aggressive Growth	Common Stocks**	$54,738,793	$—	$—
	Money Market Funds	1,833,179	—	—

		$56,571,972	$—	$—

Small Cap Growth	Common Stocks**	$234,254,254	$5,281,526	$—
	Master Limited Partnerships**	5,866,869	—	—
	U.S. Government Agency Issues	—	3,599,870	—
	Money Market Funds	681,953	—	—

		$240,803,076	$8,881,396	$—

Mid Cap Opportunity	Common Stocks**	$73,261,882	$—	$—
	Money Market Funds	1,606,763	—	—

		$74,868,645	$—	$—

S&P 500® Index .	Common Stocks**	$901,216,352	$—	$—
	Money Market Funds	1,469,235	—	—

		$902,685,587	$—	$—

	Futures Contracts	$(12,103)	$—	$—

Strategic Value	Common Stocks**	$468,462,190	$104,299,365	$—
	Money Market Funds	8,623,132	—	—

		$477,085,322	$104,299,365	$—

High Income Bond	Corporate Bonds**	$—	$301,404,949	$—
	Exchange Traded Funds	4,826,425	—	—
	Money Market Funds	9,575,705	—	—

		$14,402,130	$301,404,949	$—

ClearBridge Small Cap	Common Stocks**	$278,255,459	$—	$—
	Money Market Funds	10,906,206	—	—

		$289,161,665	$—	$—

Nasdaq-100® Index	Common Stocks**	$190,794,581	$—	$—
	Money Market Funds	4,528,792	—	—

		$195,323,373	$—	$—

	Futures Contracts	$(24,515)	$—	$—

Bristol	Common Stocks**	$216,033,020	$—	$—
	Money Market Funds	770,084	—	—

		$216,803,104	$—	$—

Bryton Growth	Common Stocks**	$95,404,286	$—	$—
	Money Market Funds	1,846,433	—	—

		$97,250,719	$—	$—

Balanced	Common Stocks**	$456,633,190	$—	$—
	Corporate Bonds**	—	242,715,284	—
	Preferred Securities**	22,909,512	—	—
	Asset-Backed / Mortgage-Backed Securities**	—	8,712,637	—
	U.S. Treasury Obligations	—	127,246,774	—
	Closed-End Mutual Funds	65,943,882	—	—
	Exchange Traded Funds	14,781,954	—	—
	Purchased Options	1,792,000	—	—
	Money Market Funds	71,561,701	—	—

		$633,622,239	$378,674,695	$—

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
S&P MidCap 400® Index	Common Stocks**	$55,751,593	$—	$—
	Money Market Funds	1,215,336	—	—

		$56,966,929	$—	$—

	Futures Contracts	$(3,966)	$—	$—

Bristol Growth	Common Stocks**	$122,446,994	$—	$—
	Money Market Funds	983,256	—	—

		$123,430,250	$—	$—

Risk Managed Balanced	Common Stocks**	$162,338,662	$—	$—
	Corporate Bonds**	—	44,379,943	—
	Preferred Securities**	334,213	1,421,716	—
	Master Limited Partnerships**	1,838,219	—	—
	Asset-Backed / Mortgage-Backed Securities**	—	6,291,529	—
	U.S. Treasury Obligations	—	21,452,926	—
	U.S. Government Agency
	Mortgage-Backed Securities	—	21,990,650	—
	Purchased Options	8,265,552	11,083,453	—
	Money Market Funds	43,319,086	—	—

		$216,095,732	$106,620,217	$—

	Futures Contracts	$(382,361)	$—	$—

ON Conservative Model	Open-End Mutual Funds	$105,848,318	$—	$—

ON Moderately Conservative Model	Open-End Mutual Funds	$336,946,551	$—	$—

ON Balanced Model	Open-End Mutual Funds	$1,554,100,775	$—	$—

ON Moderate Growth Model	Open-End Mutual Funds	$2,581,348,398	$—	$—

ON Growth Model	Open-End Mutual Funds	$520,844,155	$—	$—

** For detailed industry descriptions, see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

For the six-month period ended June 30, 2017, there were no transfers of securities between Level 1 and Level 2, nor any transfers of securities into or out of Level 3.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

152	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

All Portfolios of the Fund may invest in securities of foreign issuers. The ON International Equity and ON Foreign Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Bond and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Distributions arising from net investment income and net capital gains from the Portfolios are declared and paid to shareholders periodically, as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund fully or partially satisfies its distribution requirements by using consent dividends rather than cash distributions. The consent dividends, when authorized, become taxable to the shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Schedules of Investments. Differences between tax positions taken in a tax return and amounts recognized in the Schedules of Investments

153	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ Schedules of Investments.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules, which introduce two new regulatory reporting forms for investment companies – Form N-Port and Form N-CEN – also contain amendments to Regulation S-X that require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Fund has early-adopted the enhanced disclosures regarding derivatives and investments in affiliates, which had no effect on the Fund’s net assets or results of operations. The Fund’s management is currently evaluating the impact of the new regulatory forms on the Fund’s financial statements.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.

(3) Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity	Omni	ON Foreign[2]
0.79% of first $200 million	0.60% of first $100 million	0.85% of first $100 million
0.74% of next $800 million	0.50% of next $150 million	0.80% of next $100 million
0.70% over $1 billion	0.45% of next $250 million	0.70% of next $800 million
Bond	0.40% of next $500 million	0.67% over $1 billion
0.60% of first $100 million	0.30% of next $1 billion	Aggressive Growth
0.50% of next $150 million	0.25% over $2 billion	0.80% of first $100 million
0.45% of next $250 million	Capital Appreciation	0.75% of next $400 million
0.40% of next $500 million	0.80% of first $100 million	0.70% over $500 million
0.30% of next $1 billion	0.75% of next $300 million	Small Cap Growth
0.25% over $2 billion	0.65% of next $600 million	0.80% of first $150 million
	0.60% over $1 billion	0.75% of next $150 million
	ON International Equity[1]	0.70% of next $300 million
	0.85% of first $100 million	0.65% over $600 million
0.80% of next $100 million
0.70% of next $800 million
0.67% over $1 billion

154	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

Mid Cap Opportunity	Nasdaq-100® Index	Bristol Growth
0.85% of first $100 million	0.40% of first $100 million	0.80% of first $100 million
0.80% of next $100 million	0.35% of next $150 million	0.70% of next $400 million
0.75% of next $300 million	0.33% over $250 million	0.65% over $500 million
0.70% over $500 million	Bristol	Risk Managed Balanced
S&P 500® Index	0.80% of first $100 million	0.90% of first $500 million
0.40% of first $100 million	0.70% of next $400 million	0.75% over $500 million
0.35% of next $150 million	0.65% over $500 million	ON Conservative Model[3]
0.33% over $250 million	Bryton Growth	0.40% of all net assets
Strategic Value	0.85% of first $100 million	ON Moderately Conservative Model[3]
0.75% of first $100 million	0.75% of next $400 million	0.40% of all net assets
0.70% of next $400 million	0.70% over $500 million	ON Balanced Model[3]
0.65% over $500 million	Balanced	0.40% of all net assets
High Income Bond	0.65% of first $200 million	ON Moderate Growth Model[3]
0.75% of first $75 million	0.60% of next $300 million	0.40% of all net assets
0.70% of next $75 million	0.55% over $500 million	ON Growth Model[3]
0.65% of next $75 million	S&P MidCap 400® Index	0.40% of all net assets
0.60% over $225 million	0.40% of first $100 million
ClearBridge Small Cap	0.35% of next $150 million
0.85% of first $200 million	0.33% over $250 million
0.80% of next $300 million
0.75% over $500 million

[1]

At a meeting held on March 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the International Portfolio.

Effective May 1, 2017, Lazard Asset Management, LLC replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Portfolio to ON International Equity Portfolio. Also, the Board approved a revision to the Portfolio’s advisory fee schedule shown above, also effective May 1, 2017. Previously, the advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.85% of first $100 million

0.80% of next $100 million

0.70% over $200 million

[2]

At a meeting held on March 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the International Small-Mid Company Portfolio.

Effective May 1, 2017, Templeton Global Advisors Limited replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Small-Mid Company Portfolio to ON Foreign Portfolio. Also, the Board approved a revision to the Portfolio’s advisory fee schedule shown above, also effective May 1, 2017. Previously, the advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

1.00% of first $100 million

0.90% of next $100 million

0.85% over $200 million

[3]

ONI has contractually agreed to make payments (by waiving management fees and/or reimbursing expenses) to the Fund to the extent that the annual ordinary operating expenses of the five new Model Portfolios, exclusive of certain expenses, exceed the following percentages of the average daily net assets (the “Fee Waiver Agreement.”)

ON Conservative Model	0.82%
ON Moderately Conservative Model	0.87%
ON Balanced Model	0.94%
ON Moderate Growth Model	0.99%
ON Growth Model	1.03%

For purposes of calculating the expenses subject to the Fee Waiver Agreement, the annual operating expenses are those as presented in the Fund’s prospectus. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses (“AFFE”), which is a calculation of the indirect costs associated with the Portfolios’ underlying investments in other investment companies. The Fee Waiver Agreement will continue at least through April 30, 2018. The Fee Waiver

155	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

Agreement may only be terminated with the consent of the Board of Directors. Under the Fee Waiver Agreement, ONI is entitled to reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual expense limitation in effect at the time of the expense payment or the reimbursement.

For the period from the Model Portfolios’ inception date, March 1, 2017, to June 30, 2017, ONI waived investment advisory fees or reimbursed the expenses of the Model Portfolios as follows:

Portfolio
ON Conservative Model	$71,437
ON Moderately Conservative Model	163,949
ON Balanced Model	703,330
ON Moderate Growth Model	1,133,726
ON Growth Model	305,598

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for all Portfolios of the Fund, with the exception of the Bond Portfolio and the five new “Model” Portfolios, subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge, LLC (“ClearBridge”), Suffolk Capital Management, LLC (“Suffolk”), Lazard Asset Management, LLC (“Lazard”), Templeton Global Advisors Limited (“Templeton”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Geode Capital Management, LLC (“Geode”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), ICON Advisers, Inc. (“ICON”), and AnchorPath Financial, LLC (“AnchorPath”) to manage the investment of those Portfolios’ assets, subject to the supervision of ONI.

As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (ClearBridge)	Small Cap Growth (Janus)	Bristol (Suffolk)
0.40% of first $200 million	0.55% of first $150 million	0.45% of first $100 million
0.38% over $200 million	0.45% over $150 million	0.40% of next $400 million
Omni (Suffolk)	Mid Cap Opportunity (Goldman Sachs)	0.35% over $500 million
0.30% of first $100 million	0.60% of first $100 million	Bryton Growth (Suffolk)
0.25% of next $150 million	0.55% of next $100 million	0.50% of first $100 million
0.225% of next $250 million	0.50% over $200 million	0.45% of next $400 million
0.20% of next $500 million	S&P 500®Index (Geode)[6]	0.40% over $500 million
0.15% of next $1 billion	0.025% of first $100 million	Balanced (ICON)
0.125% over 2 billion	0.020% of next $150 million	0.40% of first $200 million
Capital Appreciation (Jennison)	0.015% over $250 million	0.35% of next $300 million
0.75% of first $10 million	Strategic Value (Federated Equity)	0.30% over $500 million
0.50% of next $30 million	0.50% of first $35 million	S&P MidCap 400®Index (Geode)[6]
0.35% of next $25 million	0.35% of next $65 million	0.039% of first $100 million
0.25% of next $335 million	0.25% over $100 million	0.038% of next $150 million
0.22% of next $600 million	High Income Bond (Federated Investment)	0.037% of next $250 million
0.20% over $1 billion	0.50% of first $30 million	0.036% of next $500 million
ON International Equity (Lazard)[4]	0.40% of next $20 million	0.035% over $1 billion
0.40% on first $500 Million	0.30% of next $25 million	Bristol Growth (Suffolk)
0.35% on next $500 Million	0.25% over $75 million	0.45% of first $100 million
0.32% over $1 Billion	ClearBridge Small Cap (ClearBridge)	0.40% of next $400 million
ON Foreign (Templeton)[5]	0.55% of first $200 million	0.35% over $500 million
0.43% on first $500 Million	0.50% over $200 million	Risk Managed Balanced (Janus)
0.38% on next $500 Million	Nasdaq-100®Index (Geode)[6]	0.35% of first $500 million
0.35% over $1 Billion	0.05% of first $100 million	0.25% over $500 million
Aggressive Growth (Janus)	0.04% of next $150 million	Risk Managed Balanced (AnchorPath)
0.55% of first $100 million	0.03% over $250 million	0.20% of first $500 million
0.50% of next $400 million		0.15% over $500 million
0.45% over $500 million

156	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

[4]

At a meeting held on March 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the International Portfolio.

Effective May 1, 2017, Lazard Asset Management, LLC replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Portfolio to ON International Equity Portfolio. Also, the Board approved a revision to the Portfolio’s sub-advisory fee schedule shown above, also effective at May 1, 2017. Previously, the sub-advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.40% of first $200 Million

0.35% over $200 Million

[5]

At a meeting held on March 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the International Small-Mid Company Portfolio.

Effective May 1, 2017, Templeton Global Advisors Limited replaced the Portfolio’s previous sub-adviser, Federated Global Investment Management Corp. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from International Small-Mid Company Portfolio to ON Foreign Portfolio. Also, the Board approved a revision to the Portfolio’s sub-advisory fee schedule shown above, also effective at May 1, 2017. Previously, the sub-advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.75% of first $100 Million

0.65% over $100 Million

[6]

The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the six-month period ended June 30, 2017, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the fee schedules indicated above.

Prior to December 30, 2016, Suffolk, the sub-adviser to the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios had an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and, until December 30, 2016, also owned 84.698% of the voting interests of Suffolk. On December 30, 2016, a Purchase and Sale Agreement was executed for the purpose of transferring ONLIC’s ownership interests to a Suffolk employee ownership group. There were no Fund liabilities payable to Suffolk at June 30, 2017, as sub-advisory fees are accrued and paid by ONI rather than the Fund.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2017.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the six-month period ended June 30, 2017, the Fund incurred compliance expenses totaling $159,995, which is allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $140,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the six-month period ended June 30, 2017, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $371,654.

The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

157	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

(4) Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2017, and the year ended December 31, 2016, respectively, were as follows:

	Equity		Bond		Omni
	Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2017	12/31/2016	6/30/2017	12/31/2016	6/30/2017	12/31/2016
Capital shares issued on sales	10,367,261	2,230,233	1,772,275	2,653,292	160,389	907,980
Capital shares redeemed	(11,769,656)	(2,826,282)	(1,778,190)	(3,109,602)	(193,079)	(751,330)

Net increase/(decrease)	(1,402,395)	(596,049)	(5,915)	(456,310)	(32,690)	156,650

	Capital Appreciation		ON International Equity		ON Foreign
	Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2017	12/31/2016	6/30/2017	12/31/2016	6/30/2017	12/31/2016
Capital shares issued on sales	1,948,652	792,089	860,196	1,559,945	493,995	550,491
Capital shares redeemed	(2,359,186)	(8,694,235)	(1,653,758)	(2,369,033)	(429,000)	(757,661)

Net increase/(decrease)	(410,534)	(7,902,146)	(793,562)	(809,088)	64,995	(207,170)

	Aggressive Growth		Small Cap Growth		Mid Cap Opportunity
	Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2017	12/31/2016	6/30/2017	12/31/2016	6/30/2017	12/31/2016
Capital shares issued on sales	344,006	1,176,118	5,295,221	1,410,206	119,079	367,577
Capital shares redeemed	(466,506)	(1,385,111)	(5,810,004)	(2,206,610)	(285,186)	(688,315)

Net increase/(decrease)	(122,500)	(208,993)	(514,783)	(796,404)	(166,107)	(320,738)

	S&P 500® Index		Strategic Value		High Income Bond
	Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2017	12/31/2016	6/30/2017	12/31/2016	6/30/2017	12/31/2016
Capital shares issued on sales	15,998,220	20,751,886	30,315,917	14,744,875	11,777,434	8,187,969
Capital shares redeemed	(16,623,998)	(4,923,612)	(25,906,013)	(6,274,225)	(12,343,667)	(3,137,431)

Net increase/(decrease)	(625,778)	15,828,274	4,409,904	8,470,650	(566,233)	5,050,538

	ClearBridge Small Cap		Nasdaq-100® Index		Bristol
	Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2017	12/31/2016	6/30/2017	12/31/2016	6/30/2017	12/31/2016
Capital shares issued on sales	3,780,518	3,777,046	2,718,671	5,283,661	6,676,498	828,739
Capital shares redeemed	(4,027,213)	(743,571)	(1,952,620)	(4,629,245)	(7,218,466)	(2,348,472)

Net increase/(decrease)	(246,695)	3,033,475	766,051	654,416	(541,968)	(1,519,733)

	Bryton Growth		Balanced		S&P MidCap 400® Index
	Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2017	12/31/2016	6/30/2017	12/31/2016	6/30/2017	12/31/2016
Capital shares issued on sales	3,387,094	1,339,282	22,753,971	9,384,539	1,528,206	370,339
Capital shares redeemed	(3,766,576)	(4,999,127)	(23,788,714)	(6,988,391)	(1,140,883)	(554,988)

Net increase/(decrease)	(379,482)	(3,659,845)	(1,034,743)	2,396,148	387,323	(184,649)

158	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

	Bristol Growth		Risk Managed Balanced
	Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2017	12/31/2016	6/30/2017	12/31/2016
Capital shares issued on sales	5,704,967	766,504	5,008,165	13,411,958
Capital shares redeemed	(6,168,578)	(1,174,726)	(2,526,548)	(3,282,546)

Net increase/(decrease)	(463,611)	(408,222)	2,481,617	10,129,412

	ON	ON Moderately
	Conservative	Conservative	ON Balanced	ON Moderate	ON Growth
	Model	Model	Model	Growth Model	Model
	Period from	Period from	Period from	Period from	Period from
	March 1, 2017	March 1, 2017	March 1, 2017	March 1, 2017	March 1, 2017
	(inception) to	(inception) to	(inception) to	(inception) to	(inception) to
	6/30/2017	6/30/2017	6/30/2017	6/30/2017	6/30/2017
Capital shares issued on sales	11,158,622	34,733,554	158,659,763	260,184,928	52,536,045
Capital shares redeemed	(813,833)	(1,915,880)	(7,359,967)	(10,740,283)	(2,250,126)

Net increase/(decrease)	10,344,789	32,817,674	151,299,796	249,444,645	50,285,919

(5) Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2017 were as follows:

				Capital	ON International
	Equity	Bond	Omni	Appreciation	Equity

Cost of purchases	$115,090,387	$69,637,105	$51,224,800	$45,896,310	$179,058,921
Proceeds from sales	$140,818,366	$62,668,808	$51,006,935	$50,389,238	$181,113,622

	ON Foreign	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index

Cost of purchases	$86,108,530	$14,626,785	$23,285,194	$23,559,697	$32,531,098
Proceeds from sales	$83,562,131	$17,603,679	$36,581,489	$28,723,189	$32,230,387

	Strategic Value	High Income Bond	ClearBridge Small Cap	Nasdaq-100® Index	Bristol

Cost of purchases	$152,238,698	$51,546,482	$70,506,315	$19,019,629	$215,644,082
Proceeds from sales	$73,425,865	$54,869,904	$61,370,048	$9,049,276	$228,449,627

	Bryton Growth	Balanced	S&P MidCap 400® Index	Bristol Growth	Risk Managed Balanced

Cost of purchases	$95,189,089	$369,561,271	$22,428,569	$125,118,549	$73,514,392
Proceeds from sales	$103,179,684	$419,365,477	$16,072,272	$135,494,918	$45,372,083

	ON Conservative Model	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model

Cost of purchases	$110,977,983	$346,002,363	$1,609,599,092	$2,669,000,430	$533,256,490
Proceeds from sales	$6,885,009	$16,471,324	$104,834,294	$163,538,063	$30,634,887

159	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2017 were as follows:

				Risk Managed
	Bond	Omni	Balanced	Balanced

Cost of purchases	$3,918,047	$—	$69,937,852	$35,152,447
Proceeds from sales	$8,357,910	$482,133	$—	$30,762,608

(6) Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Balanced Portfolio held written options and purchased put options during the six-month period ended June 30, 2017. These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

The Balanced Portfolio’s written call options, if any, are collateralized by cash and/or securities held by the Portfolio’s custodian under an Escrow Deposit Agreement between the custodian and the Options Clearing Corporation (“OCC”). Such collateral holdings are restricted from trading. The cash collateral or borrowings, if necessary, are included on the Statement of Assets and Liabilities.

160	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

Written and purchased options are non-income producing securities.

The number of option contracts written and the premiums received by the Balanced Portfolio for the six-month period ended June 30, 2017 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	400	$559,478
Options written during period	—	—
Options exercised during period	—	—
Options expired during period	—	—
Options closed during period	(400)	(559,478)

Options outstanding, end of period	—	—

Transactions involving purchased options by the Balanced Portfolio for the six-month period ended June 30, 2017 were: Cost of purchases: $2.9 million, Expirations: $5.3 million.

The Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index or related exchange traded fund during the six-month period ended June 30, 2017. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the Risk Managed Balanced Portfolio for the six-month period ended June 30, 2017 were: Cost of purchases: $12.8 million, Proceeds from sales: $11.6 million, Expirations: $0.5 million.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the

161	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

Portions of the S&P 500® Index, Nasdaq-100® Index, and S&P MidCap 400® Index Portfolios’ cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at June 30, 2017 as collateral for futures contracts. These futures contracts were used by the Portfolios for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. There were other index futures contracts that were executed and closed in the Portfolios during the six-month period ended June 30, 2017. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2017. For the six-month period ended June 30, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the S&P 500® Index Portfolio were $46.9 million and $54.0 million, respectively. For the six-month period ended June 30, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the Nasdaq-100® Index Portfolio were $26.3 million and $24.6 million, respectively. For the six-month period ended June 30, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the S&P MidCap 400® Index Portfolio were $4.3 million and $4.1 million, respectively.

Portions of the Risk Managed Balanced Portfolio’s securities and cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at June 30, 2017 as collateral for futures contracts. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the Risk Managed Balanced Portfolio during the six-month period ended June 30, 2017. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2017. For the six-month period ended June 30, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $436.0 million and $411.7 million, respectively.

Although there were no futures contracts in the ON International Equity Portfolio at June 30, 2017, there were index futures contracts that were executed and closed in that Portfolio during the six-month period ended June 30, 2017. Those contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. For the six-month period ended June 30, 2017, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $17.5 million and $25.4 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The ON International Equity, ON Foreign, Strategic Value and High Income Bond Portfolios may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally, a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of

162	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although there were no foreign currency contracts in the Portfolios at June 30, 2017, the ON Foreign Portfolio entered into foreign currency contracts during the six-month period ended June 30, 2017 in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either significantly under-weighted or over-weighted in relation to the Portfolio’s benchmark index. For the six-month period ended June 30, 2017, the notional value of foreign currency contracts executed by the ON Foreign Portfolio were approximately $3.3 million for currencies bought and approximately $3.3 million for currencies sold.

163	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the six-month period ended June 30, 2017, were as follows:

					Location on
			Value-	Value-	Statements of
			Asset	Liability	Assets and
Portfolio	Instrument	Primary Risk Type	Derivatives	Derivatives	Liabilities
S&P 500® Index	Futures contracts	Equity price	$1,815,675	$(1,827,778)	(1)

Nasdaq-100® Index	Futures contracts	Equity price	$2,600,265	$(2,624,780)	(1)

Balanced	Purchased options	Equity price	$1,792,000	$—	(2)

S&P MidCap 400® Index	Futures contracts	Equity price	$1,047,661	$(1,051,627)	(1)

Risk Managed Balanced	Purchased options	Equity price	$19,349,005	$—	(2)

	Futures contracts	Equity price	$211,034,521	$(211,416,882)	(1)

(1)

Net unrealized appreciation/(depreciation) on futures contracts. The amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedules of Open Futures Contracts. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as Variation margin receivable or payable on futures contracts.

(2)	Investments in securities, at value.

				Change in Unrealized
			Realized Gain	Appreciation/
			(Loss) on	Depreciation on
			Derivatives	Derivatives	Location on
			Recognized in	Recognized in	Statements
Portfolio	Instrument	Risk Type	Income	Income	of Operations
ON International Equity	Futures contracts	Equity price	$773,873	$(61,320)	(3),(4)

ON Foreign	Foreign currency contracts	Currency exchange rate	$(24,837)	$—	(1),(2)

S&P 500® Index	Futures contracts	Equity price	$1,068,651	$99,156	(3),(4)

Nasdaq-100® Index	Futures contracts	Equity price	$267,053	$(9,154)	(3),(4)

Balanced	Purchased options	Equity price	$(5,343,582)	$2,164,526	(5),(6)

	Written options	Equity price	$412,834	$(259,478)	(7),(8)

S&P MidCap 400® Index	Futures contracts	Equity price	$29,172	$2,867	(3),(4)

Risk Managed Balanced	Futures contracts	Equity price	$3,990,768	$547,476	(3),(4)

	Purchased options	Equity price	$(469,705)	$(233,113)	(5),(6)

(1)	Net realized gain (loss) on foreign currency contracts.
(2)	Change in unrealized appreciation/(depreciation) on foreign currency contracts.
(3)	Net realized gain (loss) on futures contracts.
(4)	Change in unrealized appreciation/(depreciation) on futures contracts.
(5)	Net realized gain (loss) on investments.
(6)	Change in unrealized appreciation/(depreciation) on investments.
(7)	Net realized gain (loss) on written options.
(8)	Change in unrealized appreciation/(depreciation) on written options.

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. At June 30, 2017, there were no outstanding derivative transactions that were subject to netting arrangements.

164	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

(7) Federal Income Tax Information

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2017 for Federal income tax purposes.

				Capital	ON International
	Equity	Bond	Omni	Appreciation	Equity	ON Foreign
Gross unrealized:
Appreciation	$87,495,090	$5,277,621	$6,332,213	$28,064,667	$7,469,126	$3,378,737
Depreciation	(21,485,157)	(778,266)	(1,404,183)	(6,513,396)	(4,221,073)	(2,850,081)

Net unrealized appreciation	$66,009,933	$4,499,355	$4,928,030	$21,551,271	$3,248,053	$528,656

Aggregate cost of securities:	$504,116,106	$158,414,494	$57,213,108	$168,756,850	$153,543,398	$78,589,517

	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value	High Income Bond
Gross unrealized:
Appreciation	$12,069,731	$57,808,707	$13,691,507	$240,869,315	$50,967,374	$10,247,008
Depreciation	(348,963)	(5,838,775)	(1,438,772)	(13,690,443)	(18,873,760)	(3,499,690)

Net unrealized appreciation	$11,720,768	$51,969,932	$12,252,735	$227,178,872	$32,093,614	$6,747,318

Aggregate cost of securities:	$44,851,204	$197,714,540	$62,615,910	$675,494,612	$549,291,073	$309,059,761

	ClearBridge Small Cap	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	S&P MidCap 400® Index
Gross unrealized:
Appreciation	$43,810,737	$81,647,895	$25,647,737	$9,245,401	$74,950,508	$3,352,002
Depreciation	(10,520,971)	(2,521,942)	(6,536,350)	(3,331,516)	(15,316,939)	(1,985,300)

Net unrealized appreciation	$33,289,766	$79,125,953	$19,111,387	$5,913,885	$59,633,569	$1,366,702

Aggregate cost of securities:	$255,871,899	$116,172,905	$197,691,717	$91,336,834	$952,663,365	$55,596,261

	Bristol Growth	Risk Managed Balanced	ON Conservative Model	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model
Gross unrealized:
Appreciation	$17,893,997	$27,492,300	$1,832,758	$7,407,969	$47,759,396	$75,003,249
Depreciation	(2,290,349)	(7,096,119)	(150,012)	(300,399)	—	(423,696)

Net unrealized appreciation	$15,603,648	$20,396,181	$1,682,746	$7,107,570	$47,759,396	$74,579,553

Aggregate cost of securities:	$107,826,602	$301,937,407	$104,165,572	$329,838,981	$1,506,341,379	$2,506,768,845

	ON Growth Model
Gross unrealized:
Appreciation.	$18,093,131
Depreciation.	(228,070)

Net unrealized appreciation	$17,865,061

Aggregate cost of securities:	$502,979,094

(8) Legal Matters

Effective December 20, 2013, the assets and liabilities of the Target Equity/Income Portfolio were acquired and assumed by the S&P MidCap 400® Index Portfolio (formerly the Target VIP Portfolio) in exchange for shares of the S&P MidCap 400® Index Portfolio (the “Reorganization”).

165	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2017 (Unaudited)

In December 2007, prior to the reorganization, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds to the Portfolio totaled $1,772,400.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. On April 9, 2014, plaintiffs filed a third amended complaint. In response, on July 30, 2014, the defendant group, including the Fund, filed an omnibus motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted.

As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claims that may result from these complaints will be assumed by the S&P MidCap 400® Index Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the S&P MidCap 400® Index Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. On September 23, 2013, the Court granted the motion to dismiss the individual creditors’ state-law fraudulent conveyance claim. Subsequently, on January 6, 2017, the Court granted the motion to dismiss the Trustee’s actual fraudulent conveyance claim. With pending appeals, the outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

166

Ohio National Fund, Inc.

Additional Information (Unaudited)	June 30, 2017

(1) Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on February 10, 2017, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved an amendment to the advisory agreement (the “Advisory Agreement”) between Ohio National Investments, Inc. (the “Adviser”) and the Ohio National Fund, Inc. (the “Fund”) for the purpose of adding the Conservative Model Portfolio (the “Conservative Model”), Moderately Conservative Model Portfolio (the “Moderately Conservative Model”), Balanced Model Portfolio (the “Balanced Model”), Moderate Growth Model Portfolio (the “Moderate Growth Model”), and Growth Model Portfolio (the “Growth Model”) (collectively, the “Portfolios”) to the portfolios managed by the Adviser under the Advisory Agreement. The Directors noted their familiarity with the Advisory Agreement and with the Adviser.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”). They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Portfolio from a watchlist that it maintains. Watchlist criteria include, for example: (a) Portfolio performance over various time periods; (b) Portfolio risk issues, such as changes in key personnel involved with Portfolio management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

The Directors noted that the Adviser will have day-to-day responsibility for the management of each Portfolio as well as the compliance and administrative oversight responsibilities to the Portfolios, including collection and/or preparation of certain certifications required by the conditions of the Securities and Exchange Commission order (the “Order”) granted to the Fund, which, in summary, permits the Portfolios to operate as “Funds of Funds” and to invest in other investment companies in excess of the limits of Section 12(d)(1). They also noted that the Adviser will report to the Board on its analysis of each Portfolio’s performance at the regular meetings of the Board, which are held at least quarterly.

In considering the amendment to the Advisory Agreement, the Board requested and reviewed a significant amount of information relating to each Portfolio, including the following: (1) detail of the mix of underlying funds expected to be held in each model Portfolio; (2) historical weighted average returns that each model Portfolio would have realized had it been invested in the same mix of underlying funds over the relevant period (the “Hypothetical Performance”), as compared to the performance of the model Portfolio’s proposed benchmark “Benchmark Performance”); (3) performance data of the underlying funds expected to be held by the Portfolios; (4) comparative advisory fee and expense ratio information for a peer group of funds, as well as advisory fee and expense ratio peer comparison charts showing where each Portfolio’s proposed advisory fee and estimated expense ratio were located in the dispersion of its peer funds’ advisory fees and expense ratios; (5) comparative data regarding the expense ratio of each Portfolio as compared to its peer group; and (6) other information regarding the nature, extent and quality of services anticipated to be provided by the Adviser.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendment in private session with such counsel at which no representatives of management or the Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating adding the portfolios to the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendment to the Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to other portfolios of the Fund and through periodic reports regarding the Adviser’s performance of its duties to such other portfolios. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

The Directors determined that, in light of the Portfolios’ fund-of-funds structure, the Adviser would be performing significant services to each Portfolio that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying funds. In making this determination, they noted, in particular, the representations of representatives of the Adviser that

167	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	June 30, 2017

the Adviser would perform regular reviews of each Portfolio and its underlying funds, focusing on the asset class make-up of the Portfolio, the percentages invested in each underlying fund, and each underlying fund’s performance against its benchmark, in order to make sure that the Portfolio is diversified, has the appropriate asset mix and is performing well. They also noted that the Adviser expects to periodically change the mix of the underlying funds as a result of its reviews.

The Directors also reviewed the conditions of the Order, and noted that the Adviser would bear significant responsibility and administrative burden in the monitoring and reporting required by the Order’s conditions. They also reviewed and approved the Adviser’s proposed compliance procedures relating to the Order, noting that they were familiar with the Adviser’s other compliance policies and procedures. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by the Adviser.

Investment Performance

Representatives of the Adviser reviewed with the Directors a performance analysis of the underlying funds anticipated to be held by each Portfolio at inception, comparing each underlying fund’s performance to that of its respective index. The Directors also reviewed a report of the Hypothetical Performance for each Portfolio over the one, three, five and ten year annualized periods based on the anticipated mix of underlying funds. They considered that the Hypothetical Performance information provided reflects outperformance relative to the Benchmark Performance over all periods shown for the Conservative Model, and over the three- and five-year periods for the Moderately Conservative Model, Balanced Model, and Moderately Aggressive Model. They noted that, although the Hypothetical Performance reflects underperformance for the Aggressive Model over all periods, the longer term returns, particularly the 5-year return, are in line with the Benchmark Performance. It was the Directors’ conclusion that the Adviser would be able to provide returns for each Portfolio consistent with their expectations.

Fees and Expenses

The Board reviewed charts showing, for each Portfolio, how the Portfolio’s advisory fee compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. While the Board noted that the proposed advisory fee for each Portfolio appeared to be higher than the peer group median, they considered that the proposed advisory fees were well within the range of fees charged by peer funds. The Directors discussed the Portfolios’ estimated expense ratios (excluding acquired fund fees and expenses), noting that, although each appeared to be at or higher than the peer group median, the estimated expense ratios were well within the range of fees charged by peer funds. The Board concluded that the proposed advisory fees were reasonable.

Profitability and Economies of Scale

In considering the potential profitability of the Advisor in connection with its relationship with the Portfolios, they noted that the Adviser will waive fees otherwise payable to it in connection with the investment by a Portfolio in an underlying fund. The Directors further considered the statement of a representative of the Adviser that in analyzing its profitability for the Fund’s portfolios, the Adviser does not necessarily account for all of its costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions), including those additional services required to maintain compliance with the Order. The Directors agreed that any projection of profit with respect to a Portfolio would be purely speculative at this time, as the Portfolios have not yet commenced operations. Accordingly, the profitability of the Adviser in connection with its relationship with the Portfolios was not a material factor in the Board’s deliberations. The Directors recognized that a Portfolio would likely realize economies of scale as the Portfolio’s net assets increase over time, but similarly noted that because the Portfolios had not yet commenced operations, discussions of economies of scale were premature. The Board concluded that the potential realization of economies of scale by the Portfolios from the Advisory Agreement with the Adviser should not be a material factor in the Board’s deliberations.

After consideration of the foregoing, the Board reached the following conclusions regarding the proposed Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the investment philosophy, strategies and techniques of the Adviser are appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Adviser maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously approved the amendment to the Advisory Agreement to add the Portfolios.

168	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	June 30, 2017

At a meeting held on March 15, 2017, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved a sub-advisory agreement between Ohio National Investments, Inc. (the “Adviser”) and Lazard Asset Management LLC (“Lazard”) with respect to the ON International Equity Portfolio (formerly the International Portfolio) (the “Lazard Sub-Advisory Agreement”) and a subadvisory agreement between the Adviser and Templeton Global Advisors Limited (“Templeton”; collectively with Lazard the “Sub-Advisers”) with respect to the ON Foreign Portfolio (formerly the International Small-Mid Company Portfolio) (the “Templeton Sub-Advisory Agreement”; collectively with the Lazard Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Directors noted that at their November 17, 2016 meeting, they had determined to replace Federated Global as sub-adviser to each of the International Portfolio and the International Small-Mid Company Portfolio upon the identification and approval of a new sub-adviser for each Portfolio. During the November meeting, they met with representatives of Lazard and Templeton and authorized the Adviser to proceed with the steps necessary to engage the Sub- Advisers.

In considering the approval of the Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, including the following: (1) proposed advisory and sub-advisory fee information, including a comparison to existing fees for the Portfolio; (2) comparative advisory fee and expense ratio information for a peer group of funds, as well as advisory fee and sub-advisory fee peer comparison charts showing where each Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees; (3) performance data for each of Lazard and Templeton of funds employing similar strategies to that of the respective Portfolio; (4) estimated Adviser profitability information; and (5) other information regarding the nature, extent and quality of services anticipated to be provided by each Sub-Adviser.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed Sub-Advisory Agreement in private session with such counsel at which no representatives of management or the Adviser or either Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided by each of Lazard and Templeton. As part of its review, the Board reviewed information regarding each Sub-Adviser’s operations, procedures and personnel. The Directors considered the capabilities and resources that each Sub-Adviser is expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance programs of the Sub- Advisers, and reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by the respective Sub-Adviser.

Investment Performance

With respect to the ON International Equity Portfolio, the Board considered the performance of Lazard International Equity Open, which utilizes a strategy similar to that of the Portfolio, relative to that of its Morningstar peer group and benchmark. The Directors noted the poor relative performance for the year ended January 31, 2017, and asked for an explanation why the Adviser was recommending Lazard as sub-adviser for the Portfolio. Representative of the Adviser indicated that the Adviser is looking for a sub-adviser that has a repeatable process that can be successful. They indicated that Lazard has been managing the style effectively, noting that even with the bad year in 2016, its 5-year performance is in the 41st percentile of its peer group. They explained that the problem in 2016 was the company mix (Lazard was not in financials and energy, which performed well), and that the performance was also hurt by the Fund’s country allocation and currency. Based on this explanation, the Directors concluded that Lazard has the ability to manage the Portfolio effectively going forward.

With respect to the ON Foreign Portfolio, the Board considered the performance of Templeton Foreign Fund (Advisor Class), which utilizes a strategy similar to that of the Portfolio, relative to that of its Morningstar peer group and benchmark. The Directors noted that it had outperformed its peer group average for the year to date, 1-, 3- and 5-year periods ended January 31, 2017, noting in particular that the Templeton Foreign Fund ranked in the top 3% for the 1-year period and the top 14% for the 5-year period. Based on this performance, The Directors concluded that Templeton had the ability to manage the Portfolio effectively going forward.

169	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	June 30, 2017

Fees and Expenses, Profitability, and Economies of Scale

The Board reviewed charts showing, for each Portfolio, how the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s length, noting that the Adviser is not affiliated with either Sub-Adviser.

With respect to the ON International Equity Portfolio, the Directors noted that the proposed advisory and sub-advisory fees were unchanged from the current fees, except that the Adviser had negotiated additional breakpoints in the Lazard Sub-Advisory Agreement that would be passed through to shareholders through additional breakpoints in the advisory fee. As to the ON Foreign Portfolio, the Directors noted that that the proposed advisory and sub-advisory fees were lower than the current fees.

The Directors remarked that because the sub-advisory fees were paid by the Adviser and not by a Portfolio, the Adviser was incentivized to negotiate a favorable fee. Accordingly, the cost of services provided by each Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the Sub-Advisers should not be a material factor in its deliberations.

After consideration of the foregoing, the Board reached the following conclusions regarding the proposed Sub-Advisory Agreements, in addition to the conclusions set forth above: (a) the Sub-Advisers possess the capability and resources to perform the duties required of them under the Sub-Advisory Agreements; (b) the investment philosophy, strategies and techniques of each Adviser are appropriate for pursuing the applicable Portfolio’s investment objective; (c) each Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Sub-Advisers maintain appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously approved the Sub-Advisory Agreements.

Also, at the meeting held on March 15, 2017, the Board of Directors, including a majority of the Independent Directors, approved new Sub-Advisory Agreements between the Adviser and Janus Capital Management, LLC (“Janus”) with respect to the Aggressive Growth, Small Cap Growth and Risk Managed Balanced (as to the Balanced component) Portfolios (collectively, the “Janus Sub-Advisory Agreements”). They noted that they were being asked to approve the new Janus Sub-Advisory Agreements due to a change of control at Janus as a result of its parent’s upcoming merger with Henderson Group plc (“Henderson”).

In considering the approval of the Janus Sub-Advisory Agreements, the Directors noted that they had approved the current sub-advisory agreements with Janus at their November 17, 2016 Board meeting. They also discussed with representatives of the Adviser a memorandum provided by Janus that indicated that the material terms of the Janus Sub-Advisory Agreements were identical to the material terms of the current Janus sub-advisory agreements and that adoption of the Janus Sub-Advisory Agreements would not result in any increase in fees or expenses borne by shareholders.

The Directors indicated, therefore, that their primary consideration for the purpose of approving the new Janus Sub-Advisory Agreements was to determine whether the anticipated quality of services to be provided by Janus to the Portfolios would in any way be negatively impacted as a result of the merger. In this regard, the Directors noted that they had received assurances from Janus that the quality of services that Janus provides to the Portfolios would not be materially impacted by the merger, except that Janus would gain the strength of a broader and deeper investment management team through the combined resources of Janus and Henderson. The Directors also noted that Janus would retain the same investment policies, key personnel and other support systems as under the current Janus sub-advisory agreements. Based on these representations, the Directors indicated that they were convinced that the merger would not have a negative impact on Janus’ ability to provide effective services as sub-adviser to each Portfolio. The Board then turned to its review of updated information relating to each Portfolio, including the following: (1) performance data for each Portfolio for various time periods, including year to-date through January 31, 2017, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s sub-advisory fee was located in the dispersion of its peer funds’ sub-advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (5) profitability analyses for Janus with respect to each Portfolio; and (6) other information regarding the nature, extent and quality of services provided by Janus.

170	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	June 30, 2017

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed Janus Sub-Advisory Agreements in private session with such counsel at which no representatives of management or the Adviser or Janus were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Janus Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Janus Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided by Janus. Because of the relatively brief time since their last review of the sub-advisory agreements with Janus, the Directors revisited and confirmed their deliberations from their November 17, 2016 meeting. The Directors took into account information they received during the previous year at Board meetings in connection with Janus’ service to the Portfolios. They considered that the change of control at Janus was not expected to result in any change that would negatively impact the services provided to the Portfolios, and that the nature, extent, and quality of services to be provided would be at least as good as those provided under the current agreements. It was the Directors’ conclusion that overall, they continued to be satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by Janus.

Investment Performance

Representatives of the Adviser reviewed with the Directors the Aggressive Growth, Small Cap Growth, and Risk Managed Balanced Portfolios’ performance year-to-date and for the 1-, 3- and 5-year periods ended January 31, 2017, as compared to the Portfolio’s Morningstar Peer Group and benchmarks. The Directors agreed that the Aggressive Growth Portfolio continues to have strong performance, noting the Portfolio performed in the top 18% or higher, relative to its Peer Group, over every period shown. As to the Small Gap Growth Portfolio, the Directors noted the improved year-to-date returns, and acknowledged that Janus had rebounded from a challenging period as shown in the 1-year returns. They considered the longer term performance of the Portfolio, noting that the Portfolio is in the top 9% for the 5-year period. Turning to the “balanced” component of the Risk Managed Balanced Portfolio, the Directors noted that Janus had again shown significantly improved performance for the year-to-date period relative to that of the 1-year period. They noted that Janus contributed significantly to the Portfolio’s strong recent performance, and that for the recent 3 month period, the Janus component of the Risk Managed Balanced Portfolio ranked in the top 8% relative to peers. Overall, the Board concluded that the Portfolios’ performance was acceptable.

Fees and Expenses

The Board reviewed the advisory fee paid to Janus for each Portfolio and reviewed charts showing, for each Portfolio, how the Portfolios’ sub-advisory fees compared to the fees of the funds in its peer group. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to Janus. The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to Janus. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with Janus. With respect to the Janus Sub- Advisory Agreements, the Directors noted that there were no changes proposed to the existing sub-advisory fees and, as they had at the November 17, 2016 meeting, concluded that the sub-advisory fees were reasonable.

Profitability and Economies of Scale

The Directors reviewed the profitability analysis provided by Janus with respect to each Portfolio it sub-advises. They noted that Janus realized a profit in connection with its relationship with each Portfolio, but agreed that the profit was not excessive in terms of percentage of revenue or actual dollars. They further noted that because the sub-advisory fees were paid by the Adviser and not by a Portfolio, the Adviser was incentivized to negotiate a favorable fee. Accordingly, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the Sub-Adviser should not be a material factor in its deliberations.

After consideration of the foregoing, the Board reached the following conclusions regarding the proposed Janus Sub-Advisory Agreements with respect to each Portfolio, in addition to the conclusions set forth above: (a) Janus possesses the capability and resources to perform the duties required of it under the Janus Sub-Advisory Agreements; (b) the investment philosophy, strategies and techniques of Janus are appropriate for pursuing the applicable Portfolio’s investment objective; (c) Janus is likely to execute its

171	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	June 30, 2017

investment philosophy, strategies and techniques consistently over time; and (d) Janus maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously approved the Janus Sub-Advisory Agreements.

(2) Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2017 and held through June 30, 2017.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expenses Paid	During Period
	Value	Value	During Period*	1/1/2017 – 6/30/2017
Portfolio	1/1/2017	6/30/2017	1/1/2017 – 6/30/2017	(Annualized)
Equity	$1,000.00	$1,067.30	$4.10	0.80%
Bond	1,000.00	$1,036.90	$3.23	0.64%
Omni	1,000.00	$1,093.60	$4.00	0.77%
Capital Appreciation	1,000.00	$1,052.30	$4.27	0.84%
ON International Equity	1,000.00	$1,161.50	$5.47	1.02%
ON Foreign	1,000.00	$1,145.40	$6.33	1.19%
Aggressive Growth	1,000.00	$1,178.70	$5.13	0.95%
Small Cap Growth	1,000.00	$1,134.50	$4.50	0.85%
Mid Cap Opportunity	1,000.00	$1,148.20	$5.17	0.97%
S&P 500® Index	1,000.00	$1,091.30	$1.97	0.38%
Strategic Value	1,000.00	$1,082.70	$3.92	0.76%
High Income Bond	1,000.00	$1,050.30	$3.76	0.74%
ClearBridge Small Cap	1,000.00	$1,065.40	$4.56	0.89%
Nasdaq-100® Index	1,000.00	$1,165.20	$2.42	0.45%
Bristol	1,000.00	$1,111.20	$4.29	0.82%
Bryton Growth	1,000.00	$1,106.40	$5.07	0.97%
Balanced	1,000.00	$1,064.50	$3.22	0.63%
S&P MidCap 400® Index	1,000.00	$1,056.90	$3.62	0.71%
Bristol Growth	1,000.00	$1,137.80	$4.61	0.87%
Risk Managed Balanced	1,000.00	$1,078.70	$5.10	0.99%
ON Conservative Model	1,000.00	$1,023.00	$0.68	0.20%
ON Moderately Conservative Model	1,000.00	$1,026.00	$0.68	0.20%
ON Balanced Model	1,000.00	$1,027.00	$0.64	0.19%
ON Moderate Growth Model	1,000.00	$1,035.00	$0.61	0.18%
ON Growth Model	1,000.00	$1,036.00	$0.58	0.17%

172	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	June 30, 2017

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expenses Paid	During Period
	Value	Value	During Period*	1/1/2017 – 6/30/2017
Portfolio	1/1/2017	6/30/2017	1/1/2017 – 6/30/2017	(Annualized)
Equity	$1,000.00	$1,020.83	$4.01	0.80%
Bond	1,000.00	$1,021.62	$3.21	0.64%
Omni	1,000.00	$1,020.98	$3.86	0.77%
Capital Appreciation	1,000.00	$1,020.63	$4.21	0.84%
ON International Equity	1,000.00	$1,019.74	$5.11	1.02%
ON Foreign	1,000.00	$1,018.89	$5.96	1.19%
Aggressive Growth	1,000.00	$1,020.08	$4.76	0.95%
Small Cap Growth	1,000.00	$1,020.58	$4.26	0.85%
Mid Cap Opportunity	1,000.00	$1,019.98	$4.86	0.97%
S&P 500® Index	1,000.00	$1,022.91	$1.91	0.38%
Strategic Value	1,000.00	$1,021.03	$3.81	0.76%
High Income Bond	1,000.00	$1,021.12	$3.71	0.74%
ClearBridge Small Cap	1,000.00	$1,020.38	$4.46	0.89%
Nasdaq-100® Index	1,000.00	$1,022.56	$2.26	0.45%
Bristol	1,000.00	$1,020.73	$4.11	0.82%
Bryton Growth	1,000.00	$1,019.98	$4.86	0.97%
Balanced	1,000.00	$1,021.67	$3.16	0.63%
S&P MidCap 400® Index	1,000.00	$1,021.27	$3.56	0.71%
Bristol Growth	1,000.00	$1,020.48	$4.36	0.87%
Risk Managed Balanced	1,000.00	$1,019.89	$4.96	0.99%
ON Conservative Model	1,000.00	$1,023.80	$1.00	0.20%
ON Moderately Conservative Model	1,000.00	$1,023.80	$1.00	0.20%
ON Balanced Model	1,000.00	$1,023.85	$0.95	0.19%
ON Moderate Growth Model	1,000.00	$1,023.90	$0.90	0.18%
ON Growth Model	1,000.00	$1,023.95	$0.85	0.17%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year period (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

173

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	June 30, 2017

			Term of Office and Length of	Number of Portfolios in the Fund to be	Principal Occupation(s) During Past Five Years
Name and Address	Age	Position(s) with the Fund	Time Served	Overseen by Director	and Other Directorships
Independent Directors
George M. Vredeveld One Financial Way Cincinnati, Ohio	74	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	25	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012-present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	62	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	25	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director: ALLETE, Inc.

Geoffrey Keenan One Financial Way Cincinnati, Ohio	58	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	25	Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995-2013).

Lawrence L. Grypp One Financial Way Cincinnati, Ohio	68	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	25	President: Goering Center for Family and Private Business (2008-present).
Interested Director
John J. Palmer One Financial Way Cincinnati, Ohio	77	Chairman and Director	Indefinite; Since July 1997	25	Insurance industry consultant (April 2010-present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President and CEO: NSLA (2002-2010); Director: NSLA.
Officers
Michael J. DeWeirdt One Financial Way Cincinnati, Ohio	58	President	Indefinite; Since March 2017		Senior Vice President and Head of Annuities SBU: ONLIC (January 2016-present); Senior Vice PResident, Chief Risk Officer: ONLIC (September 2015-December 2015); Senior Vice President, Capital and Financial Risk Management: ONLIC (December 2012-September 2015); Founder: Chatfield Financial Group (January 2012-December 2012)

Paul J. Gerard One Financial Way Cincinnati, Ohio	57	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016-present); Senior Vice President, Investments: ONLIC (July 2012-December 2015); Vice President, Investments: ONLIC (February 2009-June 2012).

R. Todd Brockman One Financial Way Cincinnati, Ohio	48	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014-present); Second Vice President, Mutual Fund Operations: ONLIC and NSLA (January 2007-February 2014); Treasurer: ONI.

174	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited) (Continued)	June 30, 2017

			Term of Office and Length of	Number of Portfolios in the Fund to be	Principal Occupation(s) During Past Five Years
Name and Address	Age	Position(s) with the Fund	Time Served	Overseen by Director	and Other Directorships
Kimberly A. Plante One Financial Way Cincinnati, Ohio	43	Secretary	Indefinite; Since March 2005		Second Vice President and Counsel: ONLIC (January 2016-present); Senior Associate Counsel: ONLIC (January 2011-January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Keith Dwyer One Financial Way Cincinnati, Ohio	44	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016-present); Director, Fund Compliance: ONLIC (January 2015-August 2016); Administrator, Fund Compliance: ONLIC (January2014-January 2015); Compliance Analyst (September 2009-September 2011 and April 2013- January 2014); Chief Compliance Officer: ONI, Fiduciary Capital Management (“FCM”) and other Ohio National-affiliated companies (August 2016- present); Chief Compliance Officer: Suffolk (August 2016-December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015-August 2016).

Emily Bae One Financial Way Cincinnati, Ohio	32	Assistant Secretary	Indefinite; Since May 2013		Sr. Assistant Counsel and Privacy Officer: ONLIC (January 2016-present); Assistant Counsel: ONLIC (April 2013-January 2016); Assistant Secretary: ONI (April 2013-present); Counsel: Goodyear Tire & Rubber Company (January 2012-April 2013).

Daniel P. Leming One Financial Way Cincinnati, Ohio	32	Assistant Treasurer	Indefinite; Since March 2016		Assistant Director, Fund Operations and Analysis: ONLIC (December 2016-present); Manager, Fund Operations and Analysis: ONLIC (February 2016- December 2016); Senior Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012-Februrary 2016).

175

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1325 Rev. 8-17

Item 2.	Code Of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees And Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable for semiannual reports.

Item 6.	Schedule of Investments.

Schedules are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable for semiannual reports.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	None.

(b)	The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
September 8, 2017

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
September 8, 2017